                                                                   EXHIBIT 10(f)
================================================================================

                             $750,000,000 (364-day)


                                CREDIT AGREEMENT


                                      AMONG


                        GREEN TREE FINANCIAL CORPORATION,


                                  as Borrower,


                            THE LENDERS NAMED HEREIN


                                       and


                       THE FIRST NATIONAL BANK OF CHICAGO,


                             as Administrative Agent



                                   DATED AS OF


                                 April 29, 1997


================================================================================

                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I DEFINITIONS..........................................................1

ARTICLE II THE FACILITY.......................................................14
   2.1.     The Facility......................................................14
            2.1.1.   Description of Facility..................................14
            2.1.2.   Facility Amount..........................................14
            2.1.3.   Availability of Facility.................................14
   2.2.     Ratable Advances..................................................15
            2.2.1.   Ratable Advances.........................................15
            2.2.2    Ratable Advance Rate Options.............................15
            2.2.3.   Method of Selecting Types and Interest
                     Periods for Ratable Advances.............................15
            2.2.4.   Conversion and Continuation of
                     Outstanding Ratable Advances.............................16
   2.3.     Competitive Bid Advances..........................................16
            2.3.1.   Competitive Bid Option...................................16
            2.3.2.   Competitive Bid Quote Request............................17
            2.3.3.   Invitation for Competitive Bid Quotes....................17
            2.3.4.   Submission and Contents of Competitive Bid Quotes........17
            2.3.5.   Notice to Borrower.......................................19
            2.3.6.   Acceptance and Notice by Borrower........................19
            2.3.7.   Allocation by Administrative Agent.......................19
   2.4.     [reserved]........................................................20
   2.5.     Availability of Funds.............................................20
   2.6.     Facility Fee; Utilization Fee; Reductions in
            Aggregate Commitment..............................................20
   2.7.     Minimum Amount of Each Advance....................................21
   2.8.     Optional Principal Payments.......................................21
   2.9.     Mandatory Prepayments.............................................21
   2.10.    Changes in Interest Rate, etc.....................................21
   2.11.    Rates Applicable After Default....................................21
   2.12.    Method of Payment.................................................21
   2.13.    Notes; Telephonic Notices.........................................22
   2.14.    Interest Payment Dates; Interest and Fee Basis....................22
   2.15.    Notification of Advances, Interest Rates, Prepayments and
            Commitment Reductions.............................................23
   2.16.    Lending Installations.............................................23
   2.17.    Non-Receipt of Funds by the Administrative Agent..................23
   2.18.    Taxes.............................................................23
   2.19.    Administrative Agent's Fees.......................................24
   2.20.    Extension of Facility Termination Date............................25

ARTICLE III CHANGE IN CIRCUMSTANCES...........................................25
   3.1.     Yield Protection..................................................25
   3.2.     Changes in Capital Adequacy Regulations...........................26

   3.3.     Availability of Types of Advances.................................26
   3.4.     Funding Indemnification...........................................27
   3.5.     Lender Statements; Survival of Indemnity..........................27

ARTICLE IV CONDITIONS PRECEDENT...............................................27
   4.1.     Initial Loans.....................................................27
   4.2.     Each Future Advance...............................................29

ARTICLE V REPRESENTATIONS AND WARRANTIES......................................29
   5.1.     Corporate Existence and Standing..................................29
   5.2.     Authorization and Validity........................................29
   5.3.     Compliance with Laws and Contracts................................30
   5.4.     Governmental Consents.............................................30
   5.5.     Financial Statements..............................................30
   5.6.     Material Adverse Change...........................................30
   5.7.     Taxes.............................................................31
   5.8.     Litigation and Contingent Obligations.............................31
   5.9.     Subsidiaries.  ...................................................31
   5.10.    ERISA.............................................................31
   5.11.    Defaults..........................................................32
   5.12.    Federal Reserve Regulations.......................................32
   5.13.    Investment Company................................................32
   5.14.    Disclosure........................................................32

ARTICLE VI COVENANTS..........................................................32
   6.1.     Financial Reporting...............................................33
   6.2.     Use of Proceeds...................................................33
   6.3.     Notice of Default.................................................34
   6.4.     Conduct of Business...............................................34
   6.5.     Taxes.............................................................34
   6.6.     Compliance with Laws..............................................34
   6.7.     Maintenance of Properties.........................................34
   6.8.     Inspection........................................................34
   6.9.     Mergers, Sales of Assets, etc.....................................35
   6.10.    Liens.............................................................35
   6.11.    Inconsistent Agreements...........................................37
   6.12.    Financial Covenants...............................................38
            6.12.1.  Net Worth................................................38
            6.12.2.  Fixed Charge Coverage Ratio..............................38
            6.12.3.  Debt to Equity Ratio.....................................38

ARTICLE  VII DEFAULTS.........................................................38

ARTICLE VIII ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES...................39
   8.1.     Acceleration......................................................39
   8.2.     Amendments........................................................40
   8.3.     Preservation of Rights............................................40

ARTICLE IX GENERAL PROVISIONS.................................................41
   9.1.     Survival of Representations.......................................41
   9.2.     Governmental Regulation...........................................41
   9.3.     Taxes.............................................................41
   9.4.     Headings..........................................................41
   9.5.     Entire Agreement..................................................41
   9.6.     Several Obligations; Benefits of this Agreement...................41
   9.7.     Expenses; Indemnification.........................................41
   9.8.     Numbers of Documents..............................................42
   9.9.     Accounting........................................................42
   9.10.    Severability of Provisions........................................42
   9.11.    Nonliability of Lenders...........................................42
   9.12.    CHOICE OF LAW.....................................................43
   9.13.    CONSENT TO JURISDICTION...........................................43
   9.14.    WAIVER OF JURY TRIAL..............................................43
   9.15.    Disclosure........................................................43
   9.16.    Counterparts......................................................43

ARTICLE X.....................................................................44

THE ADMINISTRATIVE AGENT......................................................44
   10.1.    Appointment.......................................................44
   10.2.    Powers............................................................44
   10.3.    General Immunity..................................................44
   10.4.    No Responsibility for Loans, Recitals, etc........................44
   10.5.    Action on Instructions of Lenders.................................44
   10.6.    Employment of Agents and Counsel..................................45
   10.7.    Reliance on Documents; Counsel....................................45
   10.8.    Administrative Agent's Reimbursement and Indemnification..........45
   10.9.    Notice of Default.................................................45
   10.10.   Rights as a Lender................................................45
   10.11.   Lender Credit Decision............................................46
   10.12.   Successor Administrative Agent....................................46
   10.13.  Co-Agents..........................................................47

ARTICLE XI SETOFF; RATABLE PAYMENTS...........................................47
   11.1.    Setoff............................................................47
   11.2.    Ratable Payments..................................................47

ARTICLE XII BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS.................47
   12.1.    Successors and Assigns............................................47
   12.2.    Participations....................................................48
                  12.2.1.  Permitted Participants; Effect.  ..................48
                  12.2.2.  Voting Rights......................................48
                  12.2.3.  Benefit of Setoff..................................48
   12.3.    Assignments.......................................................48

                  12.3.1.  Permitted Assignments..............................48
                  12.3.2.  Effect; Effective Date.............................49
   12.4.    Dissemination of Information......................................49
   12.5.    Tax Treatment.....................................................49

ARTICLE XIII NOTICES..........................................................49
   13.1.    Giving Notice.....................................................49
   13.2.    Change of Address.................................................50

                                    EXHIBITS

Exhibit A    -Note (Ratable Loan)
Exhibit B    -Note (Competitive Bid Loan)
Exhibit C    -Competitive Bid Quote Request
Exhibit D    -Invitation for Competitive Bid Quotes
Exhibit E    -Competitive Bid Quote
Exhibit F    -[reserved]
Exhibit G-1  -Opinion of Counsel to the Borrower
Exhibit G-2  -Opinion of General Counsel of the Borrower
Exhibit H    -Compliance Certificate
Exhibit I    -Assignment Agreement
Exhibit J    -Money Transfer Instructions



                                   SCHEDULES

Schedule 5.3 -Approvals and Consents
Schedule 5.8 -Material Contingent Obligations
Schedule 5.9 -Subsidiaries
Schedule 5.10-ERISA

                                CREDIT AGREEMENT


     This Credit Agreement, dated as of April 29, 1997, is among GREEN TREE FINANCIAL CORPORATION, a Delaware corporation, the Lenders and THE FIRST NATIONAL BANK OF CHICAGO, individually and as Administrative Agent.


                                R E C I T A L S:

     A. The Borrower has requested the Lenders to make financial accommodations to it in the aggregate principal amount of $750,000,000, the proceeds of which the Borrower will use for the general corporate needs, including commercial paper backup, of the Borrower and its Subsidiaries.

     B. The Lenders are willing to extend such financial accommodations on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     As used in this Agreement:

     "Absolute Rate" means, with respect to an Absolute Rate Loan made by a given Lender for the relevant Absolute Rate Interest Period, the rate of interest per annum (rounded to the nearest 1/100 of 1%) offered by such Lender and accepted by the Borrower.

     "Absolute Rate Advance" means a borrowing hereunder consisting of the aggregate amount of the several Absolute Rate Loans made by some or all of the Lenders to the Borrower at the same time and for the same Interest Period.

     "Absolute Rate Auction" means a solicitation of Competitive Bid Quotes setting forth Absolute Rates pursuant to SECTION 2.3.

     "Absolute Rate Interest Period" means, with respect to an Absolute Rate Advance, a period of not less than 30 and not more than 180 days commencing on a Business Day selected by the Borrower pursuant to this Agreement. If such Absolute Rate Interest Period would end on a day which is not a Business Day, such Absolute Rate Interest Period shall end on the next succeeding Business Day.

     "Absolute Rate Loan" means a Loan which bears interest at the Absolute
Rate.

     "Adjusted EBIT" means, for any applicable computation period, the Borrower's and Subsidiaries' Net Income on a consolidated basis, PLUS (a) income and franchise taxes paid or accrued during such period and (b) Interest Expense, MINUS (a) income derived from discontinued operations of the Borrower and its Subsidiaries and (b) extraordinary gains of the Borrower and its Subsidiaries resulting from changes in the application of Agreement Accounting Principles.

     "Administrative Agent" means First Chicago in its capacity as administrative agent for the Lenders pursuant to ARTICLE X, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to ARTICLE X.

     "Advance" means a borrowing hereunder consisting of the aggregate amount of the several Loans made by some or all of the Lenders to the Borrower on the same Borrowing Date, of the same Type (or on the same interest basis in the case of Competitive Bid Advances) and, when applicable, for the same Interest Period and includes a Competitive Bid Advance.

     "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

     "Aggregate Commitment" means the aggregate of the Commitments of all the Lenders hereunder. The initial Aggregate Commitment is $750,000,000.

     "Agreement" means this Credit Agreement, as it may be amended, modified or restated and in effect from time to time.

     "Agreement Accounting Principles" means generally accepted accounting principles as in effect from time to time, applied in a manner consistent with those used in preparing the Financial Statements; PROVIDED, HOWEVER, that for purposes of all computations required to be made with respect to compliance by the Borrower with SECTION 6.12, such term shall mean generally accepted accounting principles as in effect on the date hereof, applied in a manner consistent with those used in preparing the Financial Statements.

     "Alternate Base Rate" means, for any day, a rate of interest per annum equal to the higher of (a) the Corporate Base Rate for such day, and (b) the sum of the Federal Funds Effective Rate for such day plus 1/2% per annum.

     "Alternate Base Rate Advance" means an Advance which bears interest at the Alternate

Base Rate requested by the Borrower pursuant to SECTION 2.2.3.

     "Alternate Base Rate Loan" means a Ratable Loan which bears interest at the Alternate Base Rate requested by the Borrower pursuant to SECTION 2.2.3.

     "Applicable Eurodollar Margin" means 0.22%.

     "Applicable Facility Fee Percentage" means 0.08%.

     "Applicable Utilization Fee Percentage" means, on any date, subject to the final sentence of this definition:

          (a) In the event that the average daily aggregate principal amount of the Ratable Loans outstanding during any calendar quarter is greater than 33_%, but less than or equal to 66_%, of the Aggregate Commitment as in effect on the last day of such calendar quarter, the applicable of the following percentages:

                                                     APPLICABLE UTILIZATION
      DEBT RATING ON SUCH DATE                           FEE PERCENTAGE
      ------------------------                       ----------------------
      Level I Status                                         .05%

      Level II Status                                      .0625%

      Level III Status                                       .10%

      Level IV Status                                        .10%

          (b) In the event that the average daily aggregate principal amount of the Ratable Loans outstanding during any calendar quarter is greater than 66_% of the Aggregate Commitment as in effect on the last day of such calendar quarter, the applicable of the following percentages:

                                                      APPLICABLE UTILIZATION
      DEBT RATING ON SUCH DATE                           FEE PERCENTAGE
      ------------------------                        -----------------------
      Level I Status                                        .10%

      Level II Status                                      .125%

      Level III Status                                      .20%

      Level IV Status                                       .20%

Any change in the Applicable Utilization Fee Percentage shall be effective as of the date of the change in the Debt Rating giving rise thereto and shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

     "Article" means an article of this Agreement unless another document is specifically referenced.

     "Authorized Officer" means any of the president, chief financial officer or treasurer of the Borrower, acting singly.

     "Bankruptcy Code" means Title 11, United States Code, sections 1 ET SEQ., as the same may be amended from time to time, and any successor thereto or replacement therefor which may be hereafter enacted.

     "Borrower" means Green Tree Financial Corporation, a Delaware corporation, and its successors and assigns.

     "Borrowing Date" means a date on which an Advance is made hereunder.

     "Business Day" means (a) with respect to any borrowing, payment or rate selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market, and (b) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago for the conduct of substantially all of their commercial lending activities.

     "Capitalized Lease" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

     "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

     "Change" is defined in SECTION 3.2.

     "Closing Transactions" is defined in SECTION 4.1(D).

     "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

     "Commitment" means, for each Lender, the obligation of such Lender to make Loans not exceeding the amount set forth opposite its signature below and as set forth in any Notice of Assignment relating to any assignment which has become effective pursuant to SECTION 12.3.2, as such amount may be modified from time to time pursuant to the terms hereof.

     "Competitive Bid Advance" means a borrowing hereunder consisting of the aggregate amount of the several Competitive Bid Loans made by some or all of the Lenders to the

Borrower at the same time and for the same Interest Period.

     "Competitive Bid Borrowing Notice" is defined in SECTION 2.3.6.

     "Competitive Bid Loan" means a Eurodollar Bid Rate Loan or an Absolute Rate Loan, or both, as the case may be.

     "Competitive Bid Margin" means the margin above or below the applicable Eurodollar Base Rate offered for a Eurodollar Bid Rate Loan, expressed as a percentage (rounded to the nearest 1/100 of 1%) to be added or subtracted from such Eurodollar Base Rate.

     "Competitive Bid Note" means a promissory note in substantially the form of EXHIBIT B hereto, with appropriate insertions, duly executed and delivered to the Administrative Agent by the Borrower for the account of a Lender and payable to the order of such Lender, including any amendment, modification, renewal or replacement of such promissory note.

     "Competitive Bid Quote" means a Competitive Bid Quote substantially in the form of EXHIBIT E hereto completed and delivered by a Lender to the Administrative Agent in accordance with SECTION 2.3.4.

     "Competitive Bid Quote Request" means a Competitive Bid Quote Request substantially in the form of EXHIBIT C hereto completed and delivered by the Borrower to the Administrative Agent in accordance with SECTION 2.3.2.

     "Consolidated" or "consolidated", when used in connection with any calculation, means a calculation to be determined on a consolidated basis for the Borrower and its Subsidiaries in accordance with Agreement Accounting Principles.

     "Consolidated Debt" means, at any time, the aggregate principal amount of Indebtedness outstanding at such time of the Borrower and its Subsidiaries as reflected on the consolidated balance sheet of the Borrower and its Subsidiaries, prepared in accordance with Agreement Accounting Principles.

     "Consolidated Net Tangible Assets" means, at any time, (a) the total of all assets reflected on a consolidated balance sheet of the Borrower and its Subsidiaries, prepared in accordance with Agreement Accounting Principles, at their net book value (after deducting related depreciation, depletion, amortization, allowance for doubtful accounts and all other valuation reserves which, in accordance with Agreement Accounting Principles, should be set aside in connection with the business conducted), but excluding goodwill, unamortized debt discount and all other like segregated intangible assets, all as determined in accordance with Agreement Accounting Principles, less (b) the aggregate of the current liabilities of the Borrower and its Subsidiaries reflected on such balance sheet, all as determined in accordance with Agreement Accounting Principles. For purposes of this definition, "current liabilities" includes all Indebtedness of the Borrower and its Subsidiaries and accruals of the Borrower and its Subsidiaries, in each case payable on demand or due within one year of the date of the determination of Consolidated Net Tangible Assets, all as reflected on such consolidated balance sheet of the Borrower and its Subsidiaries, prepared in accordance with Agreement Accounting Principles.

     "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement or take-or-pay contract or application for a Letter of Credit.

     "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

     "Conversion/Continuation Notice" is defined in SECTION 2.2.4.

     "Corporate Base Rate" means a rate per annum equal to the corporate base rate of interest announced by First Chicago from time to time, changing when and as said corporate base rate changes.

     "Debt Rating" means the credit rating assigned to the Borrower's senior, unsecured long term debt (without credit enhancement) as publicly announced by Moody's or S&P, as the case may be.

     "Debt to Equity Ratio" means, at any time, the ratio of (a) Consolidated Debt to (b) Net Worth.

     "Default" means an event described in ARTICLE VII.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "Eurodollar Advance" means a Eurodollar Bid Rate Advance or a Eurodollar Ratable Advance, or both, as the case may be.

     "Eurodollar Auction" means a solicitation of Competitive Bid Quotes setting forth Eurodollar Bid Rates pursuant to SECTION 2.3.

     "Eurodollar Base Rate" means, with respect to a Eurodollar Advance for the relevant Eurodollar Interest Period, the rate determined by the Administrative Agent to be the rate of interest per annum for deposits in U.S. dollars for a period equal to the relevant Eurodollar

Interest Period quoted on Telerate Screen Page 3750 (or its successor if such page number changes) at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Eurodollar Interest Period. If no quotation is available on Telerate, the "Eurodollar Base Rate" shall mean the rate determined by the Administrative Agent to be the rate at which deposits in U.S. dollars are offered by First Chicago to first class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Eurodollar Interest Period.

     "Eurodollar Bid Rate" means, with respect to a Eurodollar Bid Rate Loan made by a given Lender for the relevant Eurodollar Interest Period, the sum of
(a) the Eurodollar Base Rate and (b) the Competitive Bid Margin offered by such Lender and accepted by the Borrower.

     "Eurodollar Bid Rate Advance" means a Competitive Bid Advance which bears interest at a Eurodollar Bid Rate.

     "Eurodollar Bid Rate Loan" means a Loan which bears interest at the Eurodollar Bid Rate.

     "Eurodollar Interest Period" means, with respect to a Eurodollar Ratable Advance or a Eurodollar Bid Rate Advance, a period of one, two, three or six months commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Eurodollar Interest Period shall end on (but exclude) the day which corresponds numerically to such date one, two, three or six months thereafter; PROVIDED, HOWEVER, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Eurodollar Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If a Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall end on the next succeeding Business Day; PROVIDED, HOWEVER, that if said next succeeding Business Day falls in a new month, such Eurodollar Interest Period shall end on the immediately preceding Business Day.

     "Eurodollar Loan" means a Eurodollar Ratable Loan or Eurodollar Bid Rate Loan, or both, as the case may be.

     "Eurodollar Ratable Advance" means an Advance which bears interest at a Eurodollar Rate requested by the Borrower pursuant to SECTION 2.2.3.

     "Eurodollar Ratable Loan" means a Ratable Loan which bears interest at a Eurodollar Rate requested by the Borrower pursuant to SECTION 2.2.3.

     "Eurodollar Rate" means, with respect to a Eurodollar Ratable Advance for any date during the relevant Eurodollar Interest Period, the sum of (a) the quotient of (i) the Eurodollar Base Rate applicable to such Eurodollar Interest Period, divided by (ii) one MINUS the Reserve Requirement (expressed as a decimal) applicable to such Eurodollar Interest Period, PLUS (b) the

Applicable Eurodollar Margin for such date. The Eurodollar Rate shall be rounded to the next higher multiple of 1/16 of 1% if the rate is not such a multiple.

     "Existing Lien" is defined in SECTION 6.10(M).

     "Extended Lien" is defined in SECTION 6.10(M).

     "Facility Termination Date" means April 28, 1998, as such date may be extended from time to time pursuant to SECTION 2.20.

     "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

     "Financial Statements" is defined in SECTION 5.5.

     "First Chicago" means The First National Bank of Chicago in its individual capacity, and its successors.

     "Fiscal Quarter" means each of the four quarterly accounting periods comprising a Fiscal Year.

     "Fiscal Year" means the twelve-month accounting period commencing on January 1 and ending on December 31 of each year.

     "Fixed Charge Coverage Ratio" means, for any applicable computation period, the ratio of (a) Adjusted EBIT to (b) Interest Expense.

     "Governmental Authority" means any government (foreign or domestic) or any state or other political subdivision thereof or any governmental body, agency, authority, department or commission (including, without limitation, any taxing authority or political subdivision) or any instrumentality or officer thereof (including, without limitation, any court or tribunal) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation, partnership or other entity directly or indirectly owned or controlled by or subject to the control of any of the foregoing.

     "Indebtedness" of a Person means such Person's (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (c) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (d) obligations which are evidenced by notes, acceptances, or similar instruments, (e) Capitalized Lease Obligations, (f) Rate Hedging Obligations, (g) Contingent Obligations, (h) obligations for which such Person is obligated pursuant to or in respect of a Letter of Credit and (i) repurchase obligations or liabilities of such Person with respect to accounts or notes receivable and chattel paper sold by such Person.

     "Interest Expense" means, for any applicable computation period, all interest paid or accrued during such period by the Borrower and its Subsidiaries on a consolidated basis, determined in accordance with Agreement Accounting Principles.

     "Interest Period" means a Eurodollar Interest Period or an Absolute Rate Interest Period.

     "Invitation for Competitive Bid Quotes" means an Invitation for Competitive Bid Quotes substantially in the form of EXHIBIT D hereto, completed and delivered by the Administrative Agent to the Lenders in accordance with SECTION 2.3.3.

     "Lenders" means the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns.

     "Lending Installation" means, with respect to a Lender or the Administrative Agent, any office, branch, subsidiary or affiliate of such Lender or the Administrative Agent.

     "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

     "Level I Status" exists at any date if at such date the Debt Rating is A3 (or the equivalent) or higher by Moody's and A- (or the equivalent) or higher by S&P.

     "Level II Status" exists at any date if at such date (a) the Debt Rating is Baal (or the equivalent) or higher by Moody's and BBB+ (or the equivalent) or higher by S&P and (b) Level I Status does not exist.

     "Level III Status" exists at any date if at such date (a) the Debt Rating is Baa3 (or the equivalent) or higher by Moody's and BBB- (or the equivalent) or higher by S&P and (b) neither Level I Status nor Level II Status exists.

     "Level IV Status" exists at any date if at such date (a) the Debt Rating is either lower than Baa3 (or the equivalent) by Moody's or lower than BBB- (or the equivalent) by S&P or (b) the Borrower's senior, unsecured and publicly-held indebtedness is unrated by either Moody's or

S&P.

     "Lien" means any security interest, lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

     "Loan" means, with respect to a Lender, such Lender's portion of any Advance and "Loans" means, with respect to the Lenders, the aggregate of all Advances.

     "Loan Documents" means this Agreement, the Notes and the other documents and agreements contemplated hereby and executed by the Borrower in favor of the Administrative Agent or any Lender.

     "Majority Lenders" means Lenders in the aggregate having at least 66_% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding at least 66_% of the aggregate unpaid principal amount of outstanding Advances.

     "Margin Stock" has the meaning assigned to that term under Regulation U.

     "Material Adverse Effect" means a material adverse effect on (a) the business, Property, condition (financial or other), performance, results of operations, or prospects of the Borrower and its Subsidiaries taken as a whole,
(b) the ability of the Borrower or any Subsidiary to perform its obligations under the Loan Documents, or (c) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Administrative Agent or the Lenders thereunder.

     "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, together with any Person succeeding thereto by merger, consolidation or acquisition of all or substantially all of its assets, including substantially all of its business of rating securities.

     "Multiemployer Plan" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Borrower or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

     "Net Income" means, for any computation period, with respect to the Borrower on a consolidated basis with its Subsidiaries (other than any Subsidiary which is restricted from declaring or paying dividends or otherwise advancing funds to its parent whether by contract or otherwise), cumulative net income earned during such period as determined in accordance with Agreement Accounting Principles.

     "Net Worth" means, at any date, the consolidated common stockholders' equity of the

Borrower and its consolidated Subsidiaries determined in accordance with Agreement Accounting Principles.

     "Non-Excluded Taxes" is defined in SECTION 2.18(A).

     "Notes" means, collectively, the Competitive Bid Notes and the Ratable Notes; and "Note" means any one of the Notes.

     "Notice of Assignment" is defined in SECTION 12.3.2.

     "Obligations" means all unpaid principal of and accrued and unpaid interest on the Notes, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Lenders or to any Lender, the Administrative Agent or any indemnified party hereunder arising under any of the Loan Documents.

     "Participants" is defined in SECTION 12.2.1.

     "Payment Date" means the last day of each of March, June, September and December.

     "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

     "Person" means any natural person, corporation, firm, joint venture, partnership, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

     "Plan" means an employee pension benefit plan, as defined in Section 3(2) of ERISA, as to which the Borrower or any member of the Controlled Group may have any liability.

     "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

     "pro-rata" means, when used with respect to a Lender, and any described aggregate or total amount, an amount equal to such Lender's pro-rata share or portion based on its percentage of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, its percentage of the aggregate principal amount of outstanding Advances.

     "Purchase" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (a) acquires any going business or all or substantially all of the assets of any firm, corporation or division or line of business thereof, whether through purchase of assets, merger or otherwise, or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding partnership interests of a partnership or equity interests in a limited liability company.

         "Purchasers" is defined in SECTION 12.3.1.

         "Ratable Advance" means a borrowing hereunder consisting of the aggregate amount of the several Ratable Loans made by the Lenders to the Borrower at the same time, of the same Type and for the same Interest Period.

         "Ratable Borrowing Notice" is defined in SECTION 2.2.3.

         "Ratable Loan" means a Loan made by a Lender pursuant to SECTION 2.2.

         "Ratable Note" means a promissory note in substantially the form of EXHIBIT A hereto, duly executed and delivered to the Administrative Agent by the Borrower for the account of each Lender and payable to the order of a Lender in the amount of its Commitment, including any amendment, modification, renewal or replacement of such promissory note.

         "Rate Hedging Obligations" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and (b) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to depositary institutions.

         "Regulation G" means Regulation G of the Board of Governors of the Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by Persons other than banks, brokers and dealers for the purpose of purchasing or carrying margin stocks applicable to such Persons.

         "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by securities brokers and dealers for the purpose of purchasing or carrying margin stocks applicable to such Persons.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to such Persons.

         "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by the specified lenders for the purpose of purchasing or carrying margin stocks applicable to such Persons.

         "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event; PROVIDED that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

         "Reserve Requirement" means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities.

         "Risk-Based Capital Guidelines" is defined in SECTION 3.2.

         "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., together with any Person succeeding thereto by merger, consolidation or acquisition of all or substantially all of its assets, including substantially all of its business of rating securities.

         "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

         "Single Employer Plan" means a Plan subject to Title IV of ERISA maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group, other than a Multiemployer Plan.

         "Subsidiary" of a Person means (a) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(b) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Borrower.

         "Substantial Portion" means, with respect to the Property of the Borrower and its Subsidiaries, Property which (a) represents more than 10% of the consolidated assets of the Borrower and its Subsidiaries, as would be shown in the consolidated financial statements of the Borrower and its Subsidiaries as at the end of the Fiscal Quarter next preceding the date on which such determination is made, or (b) is responsible for more than 10% of the consolidated net sales or of the Net Income of the Borrower and its Subsidiaries for the 12-month period ending as of the end of the Fiscal Quarter next preceding the date of determination.

         "Termination Event" means, with respect to a Plan which is subject to Title IV of ERISA, (a) a Reportable Event, (b) the withdrawal of the Borrower or any other member of the Controlled Group from such Plan during a plan year in which the Borrower or any other member of the Controlled Group was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or was deemed such under Section 4068(f) of ERISA, (c) the termination of such Plan, the filing of a notice of intent to terminate such Plan or the treatment of an amendment of such Plan as a termination under Section 4041 of ERISA, (d) the institution by the PBGC of proceedings to terminate such Plan or (e) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or appointment of a trustee to administer, such Plan.

         "Transferee" is defined in SECTION 12.4.

         "Type" means, with respect to any Advance, its nature as an Alternate Base Rate Advance, Eurodollar Advance or Absolute Rate Advance.

         "Unfunded Liability" means the amount (if any) by which the present value of all vested and unvested accrued benefits under a Single Employer Plan exceeds the fair market value of assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans using PBGC actuarial assumptions for single employer plan terminations.

         "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.


                                   ARTICLE II

                                  THE FACILITY

         2.1.     THE FACILITY

                  2.1.1. DESCRIPTION OF FACILITY. The Lenders hereby establish in favor of the Borrower a revolving credit facility pursuant to which, and upon the terms and subject to the conditions herein set out:

                  (a) each Lender severally agrees to make Ratable Loans to the Borrower in accordance with SECTION 2.2 in amounts not to exceed in the aggregate at any one time outstanding the amount of its Commitment less the amount of such Lender's pro-rata share of the outstanding principal amount of all Competitive Bid Advances (regardless of which Lender or Lenders made such Competitive Bid Advances) exclusive of Competitive Bid Advances being repaid substantially contemporaneously with the making of any such Ratable Loans; and

                  (b) each Lender may, in its sole discretion, make bids to make Competitive Bid Loans to the Borrower, and make such Loans, in accordance with SECTION 2.3.

                  2.1.2. FACILITY AMOUNT. In no event may the aggregate principal amount of all outstanding Advances (including the Ratable Advances and the Competitive Bid Advances) at any time exceed the Aggregate Commitment.

                  2.1.3. AVAILABILITY OF FACILITY. Subject to the terms of this Agreement, from and including the date hereof to, but not including, the Facility Termination Date, the Borrower may borrow, repay and reborrow Advances hereunder. All outstanding Advances and all other unpaid Obligations shall be due and payable in full by the Borrower on the Facility Termination Date and on such date all remaining Commitments shall be deemed to have been reduced to zero.

         2.2.     RATABLE ADVANCES

                  2.2.1. RATABLE ADVANCES. Each Ratable Advance hereunder shall consist of borrowings made from the several Lenders ratably in proportion to the amounts of their respective Commitments. The Borrower's obligation to pay the principal of, and interest on, the Ratable Advances shall be evidenced by the Ratable Notes. Although the Ratable Notes shall be dated the date of the initial Advance, interest in respect thereof shall be payable only for the periods during which the Loans evidenced thereby are outstanding and, although the stated amount of each Ratable Note shall be equal to the applicable Lender's Commitment, each Ratable Note shall be enforceable, with respect to the Borrower's obligation to pay the principal amount thereof, only to the extent of the unpaid principal amount of the Ratable Loans at the time evidenced thereby.

                  2.2.2 RATABLE ADVANCE RATE OPTIONS. The Ratable Advances may be Alternate

Base Rate Advances or Eurodollar Ratable Advances, or a combination thereof, selected by the Borrower in accordance with SECTION 2.2.3 or 2.2.4. No Ratable Advance may mature after, or have an Interest Period which extends beyond, the Facility Termination Date.

                  2.2.3. METHOD OF SELECTING TYPES AND INTEREST PERIODS FOR RATABLE ADVANCES. The Borrower shall select the Type of each Ratable Advance and, in the case of each Eurodollar Ratable Advance, the Eurodollar Interest Period applicable to such Ratable Advance from time to time. The Borrower shall give the Administrative Agent irrevocable notice (a "RATABLE BORROWING NOTICE") not later than 10:00 a.m. (Chicago time) on the Borrowing Date of each Alternate Base Rate Advance and three Business Days before the Borrowing Date for each Eurodollar Ratable Advance. Notwithstanding the foregoing, a Ratable Borrowing Notice for an Alternate Base Rate Advance may be given not later than 30 minutes after the time which the Borrower is required to reject one or more bids offered in connection with an Absolute Rate Auction pursuant to SECTION 2.3.6 and a Ratable Borrowing Notice for a Eurodollar Ratable Advance may be given not later than 30 minutes after the time the Borrower is required to reject one or more bids offered in connection with a Eurodollar Auction pursuant to SECTION 2.3.6. A Ratable Borrowing Notice shall specify:

                  (a) the Borrowing Date, which shall be a Business Day, of such Ratable Advance;

                  (b) the aggregate amount of such Ratable Advance, which, when added to all outstanding Ratable Advances and Competitive Bid Advances and after giving effect to the repayment of any such outstanding Advances out of the proceeds of the requested Ratable Advance, shall not exceed the Aggregate Commitment;

                  (c) the Type of Advance selected; and

                  (d) in the case of each Eurodollar Ratable Advance, the Eurodollar Interest Period applicable thereto (which may not end after the Facility Termination Date).

                  2.2.4. CONVERSION AND CONTINUATION OF OUTSTANDING RATABLE ADVANCES. Alternate Base Rate Advances shall continue as Alternate Base Rate Advances unless and until such Alternate Base Rate Advances are converted into Eurodollar Ratable Advances. Each Eurodollar Ratable Advance shall continue as a Eurodollar Ratable Advance until the end of the then applicable Eurodollar Interest Period therefor, at which time such Eurodollar Ratable Advance shall be automatically converted into an Alternate Base Rate Advance unless the Borrower shall have given the Administrative Agent a Conversion/Continuation Notice requesting that, at the end of such Eurodollar Interest Period, such Eurodollar Ratable Advance continue as a Eurodollar Ratable Advance for the same or another Eurodollar Interest Period. Subject to the terms of SECTION 2.7, the Borrower may elect from time to time to convert all or any part of a Ratable Advance of any Type into any other Type or Types of Ratable Advances; PROVIDED that any conversion of any Eurodollar Ratable Advance shall be made on, and only on, the last day of the Eurodollar Interest Period applicable thereto. The Borrower shall give the Administrative Agent irrevocable notice (a "CONVERSION/CONTINUATION NOTICE") of each conversion of a Ratable Advance or continuation of a Eurodollar Ratable Advance not later than 10:00 a.m. (Chicago time) at least three Business Days, in the case of a conversion into or continuation of a Eurodollar Ratable Advance, prior to the date of the requested conversion or continuation, specifying:

                  (b) the requested date, which shall be a Business Day, of such conversion or continuation;

                  (c) the aggregate amount and Type of Ratable Advance which is to be converted or continued; and

                  (d) the amount and Type(s) of Ratable Advance(s) into which such Ratable Advance is to be converted or continued and, in the case of a conversion into or continuation of an Eurodollar Ratable Advance, the duration of the Eurodollar Interest Period applicable thereto.

         2.3.     COMPETITIVE BID ADVANCES

                  2.3.1. COMPETITIVE BID OPTION. In addition to Ratable Advances pursuant to SECTION 2.2, but subject to the terms and conditions of this Agreement (including, without limitation, the limitation set forth in SECTION
2.1.2 as to the maximum aggregate principal amount of all outstanding Advances hereunder), prior to the Facility Termination Date the Borrower may, as set forth in this SECTION 2.3, request the Lenders to make offers to make Competitive Bid Advances to the Borrower. Each Lender may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this SECTION
2.3. The Borrower's obligation to pay the principal of, and interest on, the Competitive Bid Advances shall be evidenced by the Competitive Bid Notes. Although the Competitive Bid Notes shall be dated the date of the initial Advance, interest in respect thereof shall be payable only for the periods during which the Loans evidenced thereby are outstanding.

                  2.3.2. COMPETITIVE BID QUOTE REQUEST. When the Borrower wishes to request offers to make Competitive Bid Loans under this SECTION 2.3, it shall transmit to the Administrative Agent by telecopy a Competitive Bid Quote Request substantially in the form of EXHIBIT C hereto so as to be received no later than
(a) 10:00 a.m. (Chicago time) at least five Business Days prior to the Borrowing Date proposed therein, in the case of a Eurodollar Auction, or (b) 9:00 a.m. (Chicago time) at least one Business Day prior to the Borrowing Date proposed therein, in the case of an Absolute Rate Auction, specifying:

                  (a) the proposed Borrowing Date, which shall be a Business Day, for the proposed Competitive Bid Advance;

                  (b) the aggregate principal amount of such Competitive Bid Advance;

                  (c) whether the Competitive Bid Quotes requested are to set forth a Eurodollar Bid Rate, an Absolute Rate, or both; and

                  (d) the Interest Period applicable thereto (which may not end after the Facility Termination Date).

The Borrower may request offers to make Competitive Bid Loans for more than one Interest Period in a single Competitive Bid Quote Request. No Competitive Bid Quote Request shall be given within five Business Days (or such other number of days as the Borrower and the Administrative Agent may agree) of any other Competitive Bid Quote Request. A Competitive Bid Quote Request that does not conform substantially to the format of EXHIBIT C hereto shall be rejected, and the Administrative Agent shall promptly notify the Borrower of such rejection by telecopy.

                  2.3.3. INVITATION FOR COMPETITIVE BID QUOTES. Promptly and in any event before the close of business on the same Business Day of receipt of a Competitive Bid Quote Request that is not rejected pursuant to SECTION 2.3.2, the Administrative Agent shall send to each of the Lenders by telex or telecopy an Invitation for Competitive Bid Quotes substantially in the form of EXHIBIT D hereto, which shall constitute an invitation by the Borrower to each Lender to submit Competitive Bid Quotes offering to make the Competitive Bid Loans to which such Competitive Bid Quote Request relates in accordance with this SECTION 2.3.

                  2.3.4.   SUBMISSION AND CONTENTS OF COMPETITIVE BID QUOTES.

                  (b) Each Lender may, in its sole discretion, submit a Competitive Bid Quote containing an offer or offers to make Competitive Bid Loans in response to any Invitation for Competitive Bid Quotes. Each Competitive Bid Quote must comply with the requirements of this
         SECTION 2.3.4 and must be submitted to the Administrative Agent by telex or telecopy at its offices specified in or pursuant to ARTICLE XIII not later than (i) 9:00 a.m. (Chicago time) at least three Business Days prior to the proposed Borrowing Date, in the case of a Eurodollar Auction or (ii) 9:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of an Absolute Rate Auction (or, in either case, upon reasonable prior notice to the Lenders, such earlier time and date as the Borrower and the Administrative Agent may agree); PROVIDED that Competitive Bid Quotes submitted by First Chicago may only be submitted if the Administrative Agent or First Chicago notifies the Borrower of the terms of the offer or offers contained therein not later than 15 minutes prior to the latest time at which the relevant Competitive Bid Quotes must be submitted by the other Lenders. Subject to ARTICLES IV AND VIII, any Competitive Bid Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the Borrower.

                  (c) Each Competitive Bid Quote shall be in substantially the form of EXHIBIT E hereto and shall in any case specify:

                           (i) the proposed Borrowing Date, which shall be the
                  same as that set forth in the applicable Invitation for Competitive Bid Quotes;

                           (ii) the principal amount of the Competitive Bid Loan
                  for which each such offer is being made, which principal amount a) may be greater than, less than or equal to the Commitment of the quoting Lender, b) must be at least $10,000,000 and an integral multiple of $5,000,000, and c) may not exceed the principal amount of Competitive Bid Loans for which offers were requested;

                           (iii) in the case of a Eurodollar Auction, the
                  Competitive Bid Margin offered for each such Competitive Bid Loan;

                           (iv) the minimum amount, if any, of the Competitive
                  Bid Loan which may be accepted by the Borrower;

                           (v) in the case of an Absolute Rate Auction, the
                  Absolute Rate offered for each such Competitive Bid Loan; and

                           (vi) the identity of the quoting Lender.

                  (d) The Administrative Agent shall reject any Competitive Bid Quote that:

                           (i) is not substantially in the form of EXHIBIT E
                  hereto or does not specify all of the information required by
                  SECTION 2.3.4(B);

                           (ii) contains qualifying, conditional or similar
                  language, other than any such language contained in EXHIBIT E hereto;

                           (iii) proposes terms other than or in addition to
                  those set forth in the applicable Invitation for Competitive Bid Quotes; or

                           (iv) arrives after the time set forth in SECTION
                  2.3.4(A).

If any Competitive Bid Quote shall be rejected pursuant to this SECTION 2.3.4(C), then the Administrative Agent shall promptly notify the relevant Lender of such rejection.

                  2.3.5. NOTICE TO BORROWER. The Administrative Agent shall promptly notify the Borrower of the terms (a) of any Competitive Bid Quote submitted by a Lender that is in accordance with SECTION 2.3.4 and (b) of any Competitive Bid Quote that amends, modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Lender with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid Quote shall be disregarded by the Administrative Agent unless such subsequent Competitive Bid Quote specifically states that it is submitted solely to correct a manifest error in such former Competitive Bid Quote. The Administrative Agent's notice to the Borrower shall specify the aggregate principal amount of Competitive Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Quote Request and the respective principal amounts and Eurodollar Bid Rates or Absolute Rates, as the case may be, so offered.

                  2.3.6. ACCEPTANCE AND NOTICE BY BORROWER. Not later than (a) 10:00 a.m. (Chicago time) at least three Business Days prior to the proposed Borrowing Date, in the case of a Eurodollar Auction or (b) 10:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of an Absolute Rate Auction (or, in either case, upon reasonable prior notice to the Lenders, such earlier time and date as the Borrower and the Administrative Agent may agree), the Borrower shall notify the Administrative Agent of its acceptance or rejection of the offers so notified to it pursuant to SECTION 2.3.5; PROVIDED, HOWEVER, that the failure by the Borrower to give such notice to the Administrative Agent shall be deemed to be a rejection of all such offers. In the case of acceptance, such notice (a "COMPETITIVE BID BORROWING NOTICE") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Competitive Bid Quote in whole or in part (subject to the terms of SECTION 2.3.4(B)(IV)); PROVIDED that:

                  (b) the aggregate principal amount of each Competitive Bid Advance may not exceed the applicable amount set forth in the related Competitive Bid Quote Request,

                  (c) acceptance of offers may only be made on the basis of ascending Eurodollar Bid Rates or Absolute Rates, as the case may be, and

                  (d) the Borrower may not accept any offer that is described in
         SECTION 2.3.4(C) or that otherwise fails to comply with the requirements of this Agreement.

                  2.3.7. ALLOCATION BY ADMINISTRATIVE AGENT. If offers are made by two or more Lenders with the same Eurodollar Bid Rates or Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted shall be allocated by the Administrative Agent among such Lenders as nearly as possible (in such multiples, not greater than $1,000,000, as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amount of such offers; PROVIDED, HOWEVER, that no Lender shall be allocated a portion of any Competitive Bid Advance which is less than the minimum amount which such Lender has indicated that it is willing to accept. Allocations by the Administrative Agent of the amounts of Competitive Bid Loans shall be conclusive in the absence of manifest error. The Administrative Agent shall promptly, but in any event on the same Business Day, notify each Lender of its receipt of a Competitive Bid Borrowing Notice and the aggregate principal amount of such Competitive Bid Advance allocated to each participating Lender.

         2.4.     [reserved]

         2.5. Not later than noon (Chicago time) on each Borrowing Date, each Lender (or in the case of a Competitive Bid Advance, each Lender making a portion of such Advance) shall make available its Loan or Loans, in immediately available funds in Chicago, to the Administrative Agent at its address specified pursuant to ARTICLE XIII. The Administrative Agent shall, by 2:00 p.m. (Chicago time) on such Borrowing Date, make the funds so received from the Lenders available to the Borrower by crediting the principal amount thereof, in immediately available funds, to the account of the Borrower maintained with First Chicago.

         2.6. FACILITY FEE; UTILIZATION FEE; REDUCTIONS IN AGGREGATE COMMITMENT.

                  (a) The Borrower agrees to pay to the Administrative Agent for the ratable account of each Lender a facility fee equal to the Applicable Facility Fee Percentage times such Lender's Commitment from the date hereof to and including the Facility Termination Date, payable in arrears on each Payment Date hereafter and on the Facility Termination Date.

                  (b) The Borrower agrees to pay to the Administrative Agent for the ratable account of each Lender a utilization fee equal to the Applicable Utilization Fee Percentage times such Lender's average daily principal amount of the Ratable Loans outstanding during each calendar quarter from the date hereof to the Facility Termination Date, payable in arrears on each Payment Date hereafter and on the Facility Termination Date; PROVIDED, HOWEVER, that in the event the average daily principal amount of the Ratable Loans outstanding during any calendar quarter is less than or equal to 33_% of the Aggregate Commitment as in effect on the last day of such quarter, no utilization fee shall be payable with respect to such quarter.

                  (c) The Borrower may permanently reduce the Aggregat Commitment in whole, or in part ratably among the Lenders in a minimum aggregate amount of $25,000,000, or any integral multiple of $5,000,000 in excess thereof, upon at least three Business Days' written notice to the Administrative Agent, which notice shall specify the amount of any such reduction; PROVIDED, HOWEVER, that the amount of the Aggregate Commitment may not be reduced below the aggregate principal amount of the outstanding Advances. All accrued facility fees and utilization fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Loans hereunder.

         2.7. Each Advance shall be in the minimum amount of $10,000,000 (and in any integral multiple of $5,000,000 if in excess thereof);

PROVIDED, HOWEVER, that (a) any Alternate Base Rate Advance may be in the amount of the unused Aggregate Commitment and (b) in no event shall more than six Eurodollar Advances be permitted to be outstanding at any time.

         2.8. The Borrower may from time to time pay, without penalty or premium, all outstanding Ratable Advances or, in a minimum aggregate amount of $10,000,000 or any integral multiple of $5,000,000 in excess thereof, any portion of the outstanding Ratable Advances upon one Business Day's prior notice to the Administrative Agent in the case of an Alternate Base Rate Advance and upon three Business Days' prior notice to the Administrative Agent in the case of a Eurodollar Advance. Any prepayment of a Eurodollar Advance prior to the last day of the applicable Eurodollar Interest Period shall be subject to the indemnity provisions of SECTION 3.4. Competitive Bid Advances may not be voluntarily prepaid.

         2.9. MANDATORY PREPAYMENTS. If at any time the aggregate principal balance of the Loans exceeds the Aggregate Commitment, the Borrower shall repay immediately its then outstanding Loans in such amount as may be necessary to eliminate such excess.

         2.10. CHANGES IN INTEREST RATE, ETC. Each Alternate Base Rate Advance shall bear interest at the Alternate Base Rate from and including the date of such Advance or the date on which such Advance was converted into an Alternate Base Rate Advance to (but not including) the date on which such Alternate Base Rate Advance is paid or converted to a Eurodollar Ratable Advance. Changes in the rate of interest on that portion of any Advance maintained as an Alternate Base Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Eurodollar Ratable Advance and Absolute Rate Advance shall bear interest from and including the first day of the Interest Period applicable thereto to, but not including, the last day of such Interest Period at the interest rate determined as applicable to such Eurodollar Ratable Advance or Absolute Rate Advance. No Interest Period may end after the Facility Termination Date.

         2.11. RATES APPLICABLE AFTER DEFAULT. Notwithstanding anything to the contrary contained in SECTION 2.2.3 and 2.2.4, no Advance may be made as, converted into or continued as a Eurodollar Ratable Advance (except with the consent of the Administrative Agent and the Majority Lenders) when any Default or Unmatured Default has occurred and is continuing. During the continuance of a Default, each Eurodollar Advance, Absolute Rate Advance and Alternate Base Rate Advance shall bear interest (for the remainder of the applicable Interest Period in the case of Eurodollar Advances and Absolute Rate Advances) at the rate otherwise applicable plus two percent (2%) per annum.

         2.12. METHOD OF PAYMENT. All payments of the Obligations hereunder shall be made, without setoff, deduction or counterclaim, in immediately available funds to the Administrative Agent at the Administrative Agent's address specified pursuant to ARTICLE XIII, or at any other Lending Installation of the Administrative Agent specified in writing by the Administrative Agent to the Borrower, by noon (Chicago time) on the date when due and shall be applied ratably by the Administrative Agent among the applicable Lenders. Each payment delivered to the Administrative Agent for the account of any Lender shall be delivered promptly by the Administrative Agent to such Lender in the same type of funds that the Administrative Agent received at its address specified pursuant to ARTICLE XIII or at any Lending Installation specified in a notice received by the Administrative Agent from such Lender. The Administrative Agent is hereby authorized to charge the account of the Borrower maintained with First Chicago for each payment of principal, interest and fees as it becomes due hereunder.

         2.13. NOTES; TELEPHONIC NOTICES. Each Lender is hereby authorized to record the principal amount of each of its Loans and each repayment on the schedule attached to its Note; PROVIDED, HOWEVER, that neither the failure to so record nor any error in such recordation shall affect the Borrower's obligations under such Note. The Borrower hereby authorizes the Lenders and the Administrative Agent to extend, convert or continue Advances, effect selections of Types of Advances, submit Competitive Bid Quotes and to transfer funds based on telephonic notices made by any person or persons the Administrative Agent or any Lender in good faith believes to be acting on behalf of the Borrower. The Borrower agrees to deliver promptly to the Administrative Agent a written confirmation, if such confirmation is requested by the Administrative Agent or any Lender, of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, the records of the Administrative Agent and the Lenders shall govern absent manifest error.

         2.14. INTEREST PAYMENT DATES; INTEREST AND FEE BASIS. Interest accrued on each Alternate Base Rate Advance shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof, on any date on which an Alternate Base Rate Advance is prepaid, whether due to acceleration or otherwise, and at maturity. Interest accrued on that portion of the outstanding principal amount of any Alternate Base Rate Advance converted into a Eurodollar Ratable Advance on a day other than a Payment Date shall be payable on the date of conversion. Interest accrued on each Eurodollar Advance or Absolute Rate Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Advance or Absolute Rate Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurodollar Advance or Absolute Rate Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest, facility and utilization fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (Chicago time) at the place of payment. If any payment shall be received by the Administrative Agent later than noon (Chicago time), such payment shall be deemed to have been received on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest and utilization fees in connection with such payment. If any payment shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest and utilization fees in connection with such payment.

         2.15. NOTIFICATION OF ADVANCES, INTEREST RATES, PREPAYMENTS AND COMMITMENT REDUCTIONS. Promptly after receipt thereof, the Administrative Agent will notify each Lender of the contents of each Aggregate Commitment reduction notice, Ratable Borrowing Notice, Conversion/Continuation Notice, Invitation for Competitive Quotes and repayment notice received by it hereunder. The Administrative Agent will notify each Lender of the interest rate applicable to each Eurodollar Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

         2.16. LENDING INSTALLATIONS. Each Lender may book its Loans at any Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Notes shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written or telex notice to the Administrative Agent and the Borrower, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

         2.17. NON-RECEIPT OF FUNDS BY THE ADMINISTRATIVE AGENT. Unless the Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the date on which it is scheduled to make payment to the Administrative Agent of (a) in the case of a Lender, the proceeds of a Loan, or (b) in the case of the Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made. The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If the Borrower has not in fact made such payment to the Administrative Agent, the Lenders shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Effective Rate for each such day. If any Lender has not in fact made such payment to the Administrative Agent, such Lender or the Borrower shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (a) in the case of payment by a Lender, the Federal Funds Effective Rate for each such day, or (b) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.

         2.18.    TAXES.

                  (a) Any payments made by the Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes or any other tax based upon any income imposed on the Administrative Agent or any Lender by the jurisdiction in which the Administrative Agent or such Lender is incorporated or has its principal place of business. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("NON-EXCLUDED Taxes") are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in or pursuant to this Agreement; PROVIDED, HOWEVER, that the Borrower shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the U.S. or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this SECTION 2.18. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as practicable thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by any Administrative Agent or any Lender as a result of any such failure. The agreements in this SECTION 2.18 shall survive the termination of this Agreement and the payment of all other amounts payable hereunder.

                  (b) At least five Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States of America, or a state thereof, agrees that it will deliver to each of the Borrower and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form 1001 or 4224 further undertakes to deliver to each of the Borrower and the Administrative Agent two additional copies of such form (or a successor form) on or before the date that such form expires (currently, three successive calendar years for Form 1001 and one calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Administrative Agent, in each case certifying that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

         2.19. ADMINISTRATIVE AGENT'S FEES. The Borrower shall pay to the Administrative Agent those fees, in addition to the facility fees and utilization fees referenced in SECTION 2.6(A) and 2.6(B), in the amounts and at the times separately agreed to between the Administrative Agent and the Borrower.

         2.20. EXTENSION OF FACILITY TERMINATION DATE. The Borrower may request an extension of the Facility Termination Date by submitting a request for an extension to the Administrative Agent (an "Extension Request") no more than 60 days but no less than 40 days prior to the then effective Facility Termination Date. The Extension Request must specify the new Facility Termination Date requested by the Borrower and the date (which must be at least 30 days after the Extension Request is delivered to the Administrative Agent) as of which the Lenders must respond to the Extension Request (the "Extension Date"). The new Facility Termination Date shall be no more than 364 days after the Extension Date, including the Extension Date as one of the days in the calculation of the days elapsed. Promptly upon receipt of an Extension Request, the Administrative Agent shall notify each Lender of the contents thereof and shall request each Lender to approve the Extension Request. Each Lender may, in its sole discretion, elect to approve or deny such Extension Request. Failure of a Lender to respond to an Extension Request by the Extension Date shall be deemed a refusal to approve such Extension Request. Each Lender approving the Extension Request shall deliver its written consent no later than the Extension Date. Any consent delivered by a Lender to the Administrative Agent prior to the Extension Date may be revoked prior to the Extension Date by the Lender giving written notice of such revocation to the Administrative Agent before the Extension Date. If the consent of each of the Lenders is received by the Administrative Agent and remains in effect on the Extension Date, the Facility Termination Date specified in the Extension Request shall become effective on the Extension Date and the Administrative Agent shall promptly notify the Borrower and each Lender of the new Facility Termination Date.


                                   ARTICLE III

                             CHANGE IN CIRCUMSTANCES

         3.1. YIELD PROTECTION. If, after the date hereof, the adoption of or any change in any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any interpretation thereof, or the compliance of any Lender therewith,

                  (a) subjects any Lender or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from the Borrower (excluding taxation of the overall net income of any Lender or applicable Lending Installation imposed by the jurisdiction in which such Lender or Lending Installation is incorporated or has its principal place of business), or changes the basis of taxation of principal, interest or any other payments to any Lender or Lending Installation in respect of its Loans or other amounts due it hereunder, or

                  (b) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Advances), or

                  (c) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining Loans or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with any Loans, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Loans held, or interest received by it, by an amount deemed material by such Lender, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender that portion of such increased expense incurred or resulting in an amount received which such Lender determines is attributable to making, funding and maintaining its Loans and its Commitment.

         3.2. CHANGES IN CAPITAL ADEQUACY REGULATIONS. If a Lender determines the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Loans or its obligation to make Loans hereunder (after taking into account such Lender's policies as to capital adequacy). "CHANGE" means (a) any change after the date of this Agreement in the Risk-Based Capital Guidelines, or (b) any adoption of or change in any law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "RISK-BASED CAPITAL GUIDELINES" means
(a) the risk-based capital guidelines in effect in the United States on the date of this Agreement and (b) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices entitled "International Convergence of Capital Measurements and Capital Standards" and any amendments to such regulations adopted prior to the date of this Agreement. Notwithstanding the foregoing, no Lender shall be entitled to demand compensation pursuant to this SECTION 3.2 if it shall not be the general practice of such Lender to demand such compensation in similar circumstances under comparable provisions of comparable credit agreements.

     3.3. AVAILABILITY OF TYPES OF ADVANCES. If any Lender determines that maintenance of its Eurodollar Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Majority Lenders determine that (a) deposits of a type and maturity appropriate to match fund Eurodollar Advances are not available, or (b) the interest rate applicable to a Type of Advance does not accurately or fairly reflect the cost of making or maintaining such Advance, then the Administrative Agent shall suspend the availability of the affected Type of Advance until such circumstance no longer exists and require any Eurodollar Advances of the affected Type to be repaid.

     3.4. FUNDING INDEMINFICATION. If any payment of a Eurodollar Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a Eurodollar Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower will indemnify the Administrative Agent and each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Eurodollar Advance.

     3.5. LENDER STATEMENTS; SURVIVAL OF INDEMNITY. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Advances to reduce any liability of the Borrower to such Lender under SECTIONS 3.1 and 3.2 or to avoid the unavailability of a Type of Advance under SECTION 3.3, so long as such designation is not disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender to the Borrower (with a copy to the Administrative Agent) as to the amount due, if any, under SECTION 3.1, 3.2 or 3.4. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Advance shall be calculated as though each Lender funded its Eurodollar Advances through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not. The amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of the written statement; PROVIDED, HOWEVER, that no amount shall be payable by the Borrower pursuant to
SECTION 3.1, 3.2 or 3.4 with respect to any period commencing more than 120 days before the delivery of the written statement contemplated by this SECTION 3.5. The obligations of the Borrower under SECTIONS 3.1, 3.2 and 3.4 shall survive payment of the Obligations and termination of this Agreement.


                                   ARTICLE IV

                              CONDITIONS PRECEDENT

     4.1. INITIAL LOANS. The Lenders shall not be required to make the initial Advance hereunder unless the Borrower has furnished the following to the Administrative Agent with sufficient copies for the Lenders and the other conditions set forth below have been satisfied, in each case on or before April 30, 1997:

                  (a) CHARTER DOCUMENTS; GOOD STANDING CERTIFICATES. Copies of the certificate of incorporation of the Borrower, together with all amendments thereto, certified by the appropriate governmental officer in its jurisdiction of incorporation, together with a good standing certificate issued by the Secretary of State of the jurisdiction of its incorporation and such other jurisdictions as shall be requested by the Administrative Agent.

                  (b) BY-LAWS AND RESOLUTIONS. Copies, certified by the Secretary or Assistant Secretary of the Borrower, of its by-laws and of its Board of Directors' resolutions authorizing the execution, delivery and performance of the Loan Documents to which the Borrower is a party.

                  (c) SECRETARY'S CERTIFICATE. An incumbency certificate, executed by the Secretary or Assistant Secretary of the Borrower, which shall identify by name and title and bear the signature of the officers of the Borrower authorized to sign the Loan Documents and to make borrowings hereunder, upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower.

                  (d) OFFICER'S CERTIFICATE. A certificate, dated the date hereof, signed by an Authorized Officer of the Borrower, in form and substance satisfactory to the Administrative Agent, to the effect that:
         (i) on such date (both before and after giving effect to the making of any Loans hereunder), no Default or Unmatured Default has occurred and is continuing; (ii) no injunction or temporary restraining order which would prohibit the making of the Loans or the consummation of any of the other transactions contemplated hereby (collectively, including the making of the Loans, the "CLOSING TRANSACTIONS"), or other litigation which could reasonably be expected to have a Material Adverse Effect is pending or, to the best of such Person's knowledge, threatened; (iii) each of the representations and warranties set forth in ARTICLE V of this Agreement is true and correct on and as of such date; and (iv) since December 31, 1996, no event or change has occurred that has caused or evidences a Material Adverse Effect.

                  (e) LEGAL OPINIONS. A written opinion of each of (i) Briggs and Morgan, counsel to the Borrower, substantially in the form of EXHIBIT G-1 hereto, and (ii) Joel H. Gottesman, general counsel of the Borrower, substantially in the form of EXHIBIT G-2 hereto, addressed to the Administrative Agent and the Lenders.

                  (f) NOTES. Notes payable to the order of each of the Lenders duly executed by the Borrower.

                  (g) LOAN DOCUMENTS. Executed originals of this Agreement and each of the Loan Documents, which shall be in full force and effect, together with all schedules, exhibits, certificates, instruments, opinions, documents and financial statements required to be delivered pursuant hereto and thereto.

                  (h) LETTERS OF DIRECTION. Written money transfer instructions with respect to the initial Advances and to future Advances in the form of EXHIBIT J hereto addressed to the Administrative Agent and signed by an Authorized Officer, together with such other related money transfer authorizations as the Administrative Agent may have reasonably requested.

                  (i) TERMINATION OF AGREEMENT. Evidence satisfactory to the Administrative Agent that the Credit Agreement dated as of April 16, 1996 among the Borrower, First Chicago, individually and as administrative agent, and the other financial institutions party thereto has been, or is contemporaneously being, terminated and all amounts due thereunder paid in full.

                  (j) OTHER. Such other documents as the Administrative Agent, any Lender or their counsel may have reasonably requested.

     4.2. EACH FUTURE ADVANCE. The Lenders shall not be required to make any Advance unless on the applicable Borrowing Date:

                  (a) There exists no Default or Unmatured Default and none would result from such Advance;

                  (b) The representations and warranties contained in ARTICLE V (other than SECTION 5.6) are true and correct as of such Borrowing Date;

                  (c) A Ratable Borrowing Notice or Competitive Bid Quote Request shall have been properly submitted; and

                  (d) All legal matters incident to the making of such Advance shall be satisfactory to the Lenders and their counsel.

         Each Ratable Borrowing Notice and Competitive Bid Quote Request with respect to each such Advance shall constitute a representation and warranty by the Borrower that the conditions contained in SECTION 4.2 have been satisfied.


                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Lenders that, both before and after giving effect to the Closing Transactions:

     5.1. CORPORATE EXISTENCE AND STANDING. Each of the Borrower and each Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and is duly qualified and in good standing as a foreign corporation and is duly authorized to conduct its business in each jurisdiction in which its business is conducted or proposed to be conducted except where the failure to be so qualified or authorized may not reasonably be expected to have a Material Adverse Effect.

     5.2. AUTHORIZATION AND VALIDITY. The Borrower has all requisite power and authority (corporate and otherwise) and legal right to execute and deliver (or file, as the case may be) each of the Loan Documents and to perform its obligations thereunder. The execution and delivery by the Borrower of the Loan Documents and the performance of its obligations thereunder have been duly authorized by proper corporate proceedings and the Loan Documents constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

     5.3. COMPLIANCE WITH LAWS AND CONTRACTS. The Borrower and its Subsidiaries have complied in all material respects with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective properties, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Neither the execution and delivery by the Borrower of the Loan Documents, the application of the proceeds of the Loans or the consummation of the Closing Transactions, nor compliance with the provisions of the Loan Documents, or at the relevant time did, (a) violate any law, rule, regulation (including Regulations G, T, U and X), order, writ, judgment, injunction, decree or award binding on the Borrower or any Subsidiary or the Borrower's or any Subsidiary's charter, articles or certificate of incorporation or by-laws, (b) violate the provisions of or require the approval or consent of any party to any indenture, instrument or agreement to which the Borrower or any Subsidiary is a party or is subject, or by which it, or its respective property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (other than Liens permitted by, the Loan Documents) in, of or on the property of the Borrower or any Subsidiary pursuant to the terms of any such indenture, instrument or agreement, or (c) require any consent of the stockholders of any Person, except for approvals or consents which will be obtained on or before the initial Advance and are disclosed on
SCHEDULE 5.3, except for any violation of, or failure to obtain an approval or consent required under, any such indenture, instrument or agreement that could not reasonably be expected to have a Material Adverse Effect.

     5.4. GOVERNMENTAL CONSENTS. No order, consent, approval, qualification, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of, any Governmental Authority, any securities exchange or other Person is or at the relevant time was required to authorize, or is or at the relevant time was required in connection with the execution, delivery, consummation or performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents, the application of the proceeds of the Loans or any other transaction contemplated in the Loan Documents.

     5.5. FINANCIAL STATEMENTS. The Borrower has heretofore furnished to each of the Lenders the December 31, 1996 audited consolidated financial statements of the Borrower and its Subsidiaries (the "FINANCIAL STATEMENTS"). Each of the Financial Statements was prepared in accordance with Agreement Accounting Principles and fairly presents the consolidated financial condition and operations of the Borrower and its Subsidiaries at such date and the consolidated results of their operations for the period then ended.

     5.6. MATERIAL ADVERSE CHANGE. No material adverse change in the business, Property, condition (financial or otherwise), performance, prospects or results of operations of the Borrower and its Subsidiaries taken as a whole has occurred since December 31, 1996.

     5.7. TAXES. The Borrower and its Subsidiaries have filed or caused to be filed on a timely basis and in correct form all United States federal and applicable foreign, state and local tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrower or any Subsidiary, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with Agreement Accounting Principles and as to which no Lien prohibited by Section 6.10 exists. As of the date hereof, the United States income tax returns of the Borrower on a consolidated basis have been audited by the Internal Revenue Service through its Fiscal Year ending December 31, [1991], and there are no pending audits or investigations regarding the Borrower's or its Subsidiaries' federal, foreign, state or local tax returns. No tax liens have been filed and no claims are being asserted with respect to any such taxes which could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of any taxes or other governmental charges are in accordance with Agreement Accounting Principles.

     5.8. LITIGATION AND CONTINGENT OBLIGATIONS. There is no litigation, arbitration, proceeding, inquiry or governmental investigation (including, without limitation, by the Federal Trade Commission) pending or, to the knowledge of any of their officers, threatened against or affecting the Borrower or any Subsidiary or any of their respective properties which could reasonably be expected to have a Material Adverse Effect or to prevent, enjoin or unduly delay the making of the Loans under this Agreement. Neither the Borrower nor any Subsidiary has any material contingent obligations except as set forth on
SCHEDULE 5.8.

     5.9.SUBSIDIARIES. SCHEDULE 5.9 hereto contains an accurate list of all of the existing Subsidiaries as of the date of this Agreement, setting forth their respective jurisdictions of incorporation and the percentage of their capital stock owned by the Borrower or other Subsidiaries.

         5.10. ERISA. Except as disclosed on SCHEDULE 5.10, neither the Borrower nor any other member of the Controlled Group maintains any Single Employer Plans, and no Single Employer Plan has any Unfunded Liability. Neither the Borrower nor any other member of the Controlled Group maintains, or is obligated to contribute to, any Multiemployer Plan or has incurred, or is reasonably expected to incur, any withdrawal liability to any Multiemployer Plan. Each Plan complies in all material respects with all applicable requirements of law and regulations. Neither the Borrower nor any member of the Controlled Group has, with respect to any Plan, failed to make any contribution or pay any amount required under Section 412 of the Code or Section 302 of ERISA or the terms of such Plan. There are no pending or, to the knowledge of the Borrower, threatened claims, actions, investigations or lawsuits against any Plan, any fiduciary thereof, or the Borrower or any member of the Controlled Group with respect to a Plan. Neither the Borrower nor any member of the Controlled Group has engaged in any prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) in connection with any Plan which would subject such Person to any material liability. Within the last five years neither the Borrower nor any member of the Controlled Group has engaged in a transaction which resulted in a Single Employer Plan with an Unfunded Liability being transferred out of the Controlled Group. No Termination Event has occurred or is reasonably expected to occur with respect to any Plan which is subject to Title IV of ERISA.

         5.11. DEFAULTS. No Default or Unmatured Default has occurred and is continuing.

         5.12. FEDERAL RESERVE REGULATIONS. Neither the Borrower nor any Subsidiary is engaged, directly or indirectly, principally, or as one of its important activities, in the business of extending, or arranging for the extension of, credit for the purpose of purchasing or carrying Margin Stock. No part of the proceeds of any Loan will be used in a manner which would violate, or result in a violation of, Regulation G, Regulation T, Regulation U or Regulation X. Neither the making of any Advance hereunder nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation G, Regulation T, Regulation U or Regulation X.

         5.13. INVESTMENT COMPANY; PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Borrower nor any Subsidiary is, or after giving effect to any Advance will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. Neither the Borrower nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         5.14. DISCLOSURE. None of the (a) information, exhibits or reports furnished or to be furnished by the Borrower or any Subsidiary to the Administrative Agent or to any Lender in connection with the negotiation of the Loan Documents, or (b) representations or warranties of the Borrower contained in this Agreement, the other Loan Documents, or any other document, certificate or written statement furnished to the Administrative Agent or the Lenders by or on behalf of the Borrower for use in connection with the transactions contemplated by this Agreement, contained, contains or will contain any untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. There is no fact known to the Borrower (other than matters of a general economic nature) that has had or could reasonably be expected to have a Material Adverse Effect and that has not been disclosed herein or in such other documents, certificates and statements furnished to the Lenders for use in connection with the transactions contemplated by this Agreement.

                                   ARTICLE VI

                                    COVENANTS

         During the term of this Agreement, unless the Majority Lenders shall otherwise consent in writing:

         6.1. FINANCIAL REPORTING. The Borrower will maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with generally accepted accounting principles, consistently applied, and furnish to the Lenders:

                  (a) As soon as practicable and in any event within 90 days after the close of each of its Fiscal Years, an unqualified audit report certified by KPMG Peat Marwick or other independent certified public accountants, acceptable to the Lenders, prepared in accordance with Agreement Accounting Principles on a consolidated basis for itself and its Subsidiaries, including balance sheets as of the end of such period and related statements of income, retained earnings and cash flows.

                  (b) As soon as practicable and in any event within 60 days after the close of the first three Fiscal Quarters of each of its Fiscal Years, for itself and its Subsidiaries, consolidated unaudited balance sheets as at the close of each such period and consolidated statements of income, retained earnings and cash flows for the period from the beginning of such Fiscal Year to the end of such quarter, all certified by its chief financial officer or treasurer and prepared in accordance with Agreement Accounting Principles.

                  (c) concurrently with any delivery of financial statements under (a) or (b) above, a certificate of the chief financial officer or treasurer of the Borrower, substantially in the form of EXHIBIT H hereto, opining on or certifying such statements (i) certifying that no Default or Unmatured Default has occurred or, if such Default or Unmatured Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating compliance with the covenants contained in SECTIONS 6.12.1, 6.12.2 and 6.12.3;

                  (d) As soon as possible and in any event within ten days after the Borrower knows that any Termination Event has occurred with respect to any Plan, a statement, signed by the chief financial officer or treasurer of the Borrower, describing said Termination Event and the action which the Borrower proposes to take with respect thereto.

                  (e) Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished.

                  (f) Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission.

                  (g) Such other information (including non-financial information) as the Administrative Agent or any Lender may from time to time reasonably request.

         6.2. USE OF PROCEEDS. The Borrower will, and will cause each Subsidiary to, use the proceeds of the Advances to meet the general corporate needs, including commercial paper backup, of the Borrower and its Subsidiaries. The Borrower will not, nor will it permit any Subsidiary to, use any of the proceeds of the Advances to purchase or carry any "margin stock" (as defined in Regulation U) or to finance the Purchase of any Person which has not been approved and recommended by the board of directors (or functional equivalent thereof) of such Person.

         6.3. NOTICE OF DEFAULT. The Borrower will give prompt notice in writing to the Lenders of the occurrence of (a) any Default or Unmatured Default and (b) of any other event or development, financial or other, relating specifically to the Borrower or any of its Subsidiaries (and not of a general economic or political nature) which could reasonably be expected to have a Material Adverse Effect.

         6.4. CONDUCT OF BUSINESS. The Borrower will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and to do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where failure to maintain such authority could not reasonably be expected to have a Material Adverse Effect.

         6.5. TAXES. The Borrower will, and will cause each Subsidiary to, timely file complete and correct United States federal and applicable foreign, state and local tax returns required by applicable law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside.

         6.6. COMPLIANCE WITH LAWS. The Borrower will, and will cause each Subsidiary to, comply with all laws (including ERISA), rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

         6.7. MAINTENANCE OF PROPERTIES. The Borrower will, and will cause each Subsidiary to, do all things necessary to maintain, preserve, protect and keep its Property in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times.

         6.8. INSPECTION. The Borrower will, and will cause each Subsidiary to, permit the Administrative Agent and the Lenders, by their respective representatives and agents, to inspect any of the Property, corporate books and financial records of the Borrower and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Borrower and each Subsidiary, and to discuss the affairs, finances and accounts of the Borrower and each Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Lenders may designate. The Borrower will keep or cause to be kept, and cause each Subsidiary to keep or cause to be kept, appropriate records and books of account in which complete entries are to be made reflecting its and their business and financial transactions, such entries to be made in accordance with Agreement Accounting Principles consistently applied.

         6.9. MERGERS, SALES OF ASSETS, ETC.

                  (a) The Borrower will not consolidate with or merge into any other corporation or convey, transfer or lease its Property substantially as an entirety to any Person, unless:

                           (i) the corporation formed by such consolidation or
                  into which the Borrower is merged or the Person which acquires by conveyance or transfer, or which leases, the Property of the Borrower substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an agreement supplemental hereto, executed and delivered to each other party hereto, in form satisfactory to the Administrative Agent, the due and punctual payment of the Obligations and the performance or observance of every covenant of this Agreement on the part of the Borrower to be performed or observed;

                           (ii) immediately after giving effect to such
                  transaction, no Default or Unmatured Default shall have occurred and be continuing; and

                           (ii) the Borrower shall have delivered to the
                  Administrative Agent an officer's certificate and an opinion of counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental agreement comply with this paragraph (a) and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  (b) Upon any consolidation by the Borrower with or merger by the Borrower into any other corporation or any conveyance, transfer or lease of the Property of the Borrower substantially as an entirety in accordance with paragraph (a) above, the successor corporation formed by such consolidation or into which the Borrower is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Borrower under the Loan Documents with the same effect as if such successor corporation had been named as the Borrower herein.

         6.10. LIENS. The Borrower will not, nor will it permit any Subsidiary to, create, incur or assume any Lien on the Property of the Borrower or any Subsidiary to secure any obligation incurred, issued, assumed or guaranteed by the Borrower or any Subsidiary, except:

                  (a) any Lien existing on any Property or shares of stock of a corporation at the time the corporation becomes a Subsidiary or merges into or consolidates with the Borrower or any Subsidiary;

                  (b) any Lien existing on any Property at the time the Borrower or any Subsidiary acquires such property; PROVIDED, HOWEVER, that such Lien may not extend to any other Property owned by the Borrower or any Subsidiary at the time (or after the time) such Lien is created, incurred or assumed;

                  (c) any Lien securing Indebtedness incurred to finance all or part of the purchase price or cost of construction of Property of the Borrower or any Subsidiary; PROVIDED that (i) such Lien does not extend to any other Property owned by the Borrower or any Subsidiary at the time (or after the time) the Lien is created, incurred or assumed, except that, in the case of a Lien incurred to finance construction on real property, such Lien may extend to unimproved real property on which the construction takes place and (ii) the Indebtedness secured by such Lien may not be incurred more than 120 days after the later of the acquisition, completion of construction or commencement of full operation of the Property subject to such Lien;

                  (d) any Lien securing Indebtedness of any Subsidiary owing to the Borrower or any other Subsidiary;

                  (e) Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves shall have been set aside on its books in accordance with Agreement Accounting Principles;

                  (f) Liens imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

                  (g) Liens arising out of pledges or deposits made in the ordinary course of business in connection with worker's compensation laws, unemployment insurance, old age pensions and other social security or retirement benefits, and statutory obligations and other similar obligations;

                  (h) any Lien arising out of a judgment, decree or court order, so long as any appropriate legal proceeding that may have been initiated for review shall not have been finally terminated or so long as the period within which such proceeding may be initiated shall not have expired or such Lien arises in connection with any other proceeding or action at law or in equity; PROVIDED that no proceeding to enforce such Lien has been commenced and the aggregate amount secured by all such Liens shall not at any time exceed $10,000,000;

                  (i) any Lien on chattel paper, instruments or other rights to payment of the Borrower or any Subsidiary, or cash deposited or otherwise subjected to such Lien, (i) as a basis for the issuance of Letters of Credit, to secure repurchase obligations arising in connection with securities repurchase agreements entered into in the ordinary course of business or in aid of other similar borrowing arrangements, or (ii) arising in connection with the Borrower's securitizations of such rights to payment conducted in the ordinary course of business;

                  (j) any Lien on Property (or any receivables arising in connection with the lease thereof) acquired by the Borrower or any Subsidiary through repossession, foreclosure or like proceeding, or securing Indebtedness incurred at the time of such acquisition or at any time thereafter to finance all or part of the cost of maintenance, improvement or construction relating thereto; PROVIDED that such Lien does not apply to any other Property of the Borrower or any Subsidiary, except that, in the case of any such Lien incurred to finance construction on real property, such Lien may extend to unimproved real property on which the construction takes place;

                  (k) any Lien incurred or deposit or pledge made or given in the ordinary course of business in connection with, or to secure payment of, indemnity, performance or other similar bonds;

                  (l) any encumbrance in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, and landlord's liens under leases on the premises rented, which do not materially detract from the value of such property or impair the use thereof in the business of the Borrower and its Subsidiaries;

                  (m) any Lien (an "EXTENDED LIEN") extending, renewing or replacing in whole or in part another Lien (an "EXISTING LIEN") permitted by paragraphs (a) through (l) above; PROVIDED that (i) such Extended Lien shall not extend beyond (A) the Property subject to such Existing Lien and (B) improvements and construction on such Property, and (ii) the principal amount of the Indebtedness secured by such Extended Lien may not exceed the principal amount of the Indebtedness secured by such Existing Lien; or

                  (n) any Lien securing Indebtedness of the Borrower or any Subsidiary in a principal amount at any time outstanding that does not exceed the amount, if any, by which (i) 5% of Consolidated Net Tangible Assets exceeds (ii) the aggregate amount of all other Indebtedness of the Borrower and its Subsidiaries outstanding at such time that is secured by Liens on Property of the Borrower and its Subsidiaries, other than Indebtedness secured by Liens permitted by paragraphs (a) through (m) above.

         6.11. INCONSISTENT AGREEMENTS. The Borrower shall not, nor shall it permit any Subsidiary to, enter into any indenture, agreement, instrument or other arrangement which, (a) directly or indirectly prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence of the Obligations, the granting of Liens to secure the Obligations, the amending of the Loan Documents or the ability of any Subsidiary to (i) pay dividends or make other distributions on its capital stock, (ii) make loans or advances to the Borrower or (iii) repay loans or advances from the Borrower or (b) contains any provision which would be violated or breached by the making of Advances or by the performance by the Borrower of any of its obligations under any Loan Document.

         6.12. FINANCIAL COVENANTS. The Borrower on a consolidated basis with its Subsidiaries shall:

               6.12.1. NET WORTH. At all times after the date hereof, maintain a minimum Net Worth of at least $750,000,000.

               6.12.2. FIXED CHARGE COVERAGE RATIO. For the twelve-month period ending on each Fiscal Quarter end, maintain a Fixed Charge Coverage Ratio of not less than 1.25:1.0.

               6.12.3. DEBT TO EQUITY RATIO. At all times after the date hereof, maintain a Debt to Equity Ratio of not more than 5.0:1.0.


                                   ARTICLE VII

                                    DEFAULTS

         The occurrence of any one or more of the following events shall constitute a Default:

         7.1. Any representation or warranty made or deemed made by or on behalf of the Borrower to the Lenders or the Administrative Agent under or in connection with this Agreement, any other Loan Document, any Loan, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be false in any material respect on the date as of which made.

         7.2. Nonpayment of (a) any principal of any Note when due, or (b) any interest upon any Note or any facility or utilization fee or obligations under any of the Loan Documents within five days after the same becomes due.

         7.3. The breach by the Borrower of any of the terms or provisions of
SECTION 6.2, SECTION 6.3(A) or SECTIONS 6.9 through
6.12.

         7.4. The breach by the Borrower (other than a breach which constitutes a Default under SECTION 7.1, 7.2 or 7.3) of any of the terms or provisions of this Agreement which is not remedied within 30 days after written notice from the Administrative Agent or any Lender.

         7.5. The default by the Borrower or any of its Subsidiaries in the performance of any term, provision or condition contained in any agreement or agreements under which any Indebtedness aggregating an amount equal to or in excess of $25,000,000 was created or is governed, or the occurrence of any other event or existence of any other condition, the effect of any of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of the Borrower or any of its Subsidiaries shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity thereof.

         7.6. The Borrower or any of its Subsidiaries shall (a) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (b) make an assignment for the benefit of creditors, (c) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (d) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (e) take any corporate action to authorize or effect any of the foregoing actions set forth in this SECTION 7.6, (f) fail to contest in good faith any appointment or proceeding described in SECTION 7.7 or (g) become unable to pay, not pay, or admit in writing its inability to pay, its debts generally as they become due.

         7.7. Without the application, approval or consent of the Borrower or any of its Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the

Borrower or any of its Subsidiaries or any Substantial Portion of its Property, or a proceeding described in SECTION 7.6(D) shall be instituted against the Borrower or any of its Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 30 consecutive days.

         7.8. For any period of 60 consecutive days there shall be outstanding against the Borrower or any of its Subsidiaries any judgment(s) or order(s) for the payment of money aggregating in excess of $25,000,000, which judgments or orders have not been paid, bonded, otherwise discharged or stayed on appeal or as to which any enforcement action has been commenced.

         7.9. The Unfunded Liabilities of all Plans shall exceed in the aggregate $10,000,000.


                                  ARTICLE VIII

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

         8.1. ACCELERATION. If any Default described in SECTION 7.6 or 7.7 occurs with respect to the Borrower, the obligations of the Lenders to make Loans hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Administrative Agent or any Lender. If any other Default occurs, the Majority Lenders may (or the Administrative Agent, if so directed by the Majority Lenders, shall) terminate or suspend the obligations of the Lenders to make Loans hereunder, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives.

         If, within ten Business Days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans hereunder as a result of any Default (other than any Default as described in SECTION 7.6 or 7.7 with respect to the Borrower) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Majority Lenders (in their sole discretion) shall so direct, the Administrative Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

         8.2. AMENDMENTS. Subject to the provisions of this ARTICLE VIII, the Majority Lenders (or the Administrative Agent with the consent in writing of the Majority Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or waiving any Default or condition hereunder; PROVIDED, HOWEVER, that no such supplemental agreement shall, without the consent of each Lender:

                  (a) Extend the final maturity of any Loan or Note or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest or fees (including facility fees and utilization fees) thereon;

                  (b) Change the percentage specified in the definition of Majority Lenders;

                  (c) Reduce the amount of or extend the date for the mandatory prepayments required under SECTION 2.9, or increase the amount of the Commitment of any Lender hereunder;

                  (d) Extend the Facility Termination Date;

                  (e) Amend this SECTION 8.2;

                  (f) Permit any assignment by the Borrower of its Obligations or its rights hereunder (other than an assignment of such Obligations or rights occurring by operation of law pursuant to a merger or consolidation permitted pursuant to SECTION 6.9).

No amendment of any provision of this Agreement relating to the Administrative Agent shall be effective without the written consent of the Administrative Agent. The Administrative Agent may waive payment of the fee required under
SECTION 12.3.2 without obtaining the consent of any other party to this Agreement.

         8.3. PRESERVATION OF RIGHTS. No delay or omission of the Lenders or the Administrative Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to SECTION 8.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Lenders until the Obligations have been paid in full.


                                   ARTICLE IX

                               GENERAL PROVISIONS

         9.1. SURVIVAL OF REPRESENTATIONS. All representations and warranties of the Borrower contained in this Agreement or of the Borrower or any Subsidiary contained in any Loan Document shall survive delivery of the Notes and the making of the Loans herein contemplated.

         9.2. GOVERNMENTAL REGULATION. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

         9.3. TAXES. Any stamp, documentary or similar taxes, assessments or charges payable or ruled payable by any governmental authority in respect of the Loan Documents shall be paid by the Borrower, together with interest and penalties, if any.

         9.4. HEADINGS. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

         9.5. ENTIRE AGREEMENT. The Loan Documents embody the entire agreement and understanding among the Borrower, the Administrative Agent and the Lenders and supersede all prior agreements and understandings among the Borrower, the Administrative Agent and the Lenders relating to the subject matter thereof other than the fee letter dated March 4, 1997 in favor of First Chicago.

         9.6. SEVERAL OBLIGATIONS; BENEFITS OF THIS AGREEMENT. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Administrative Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

         9.7. EXPENSES; INDEMNIFICATION. The Borrower shall reimburse the Administrative Agent for any costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent) paid or incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery, review, amendment, modification, and administration of the Loan Documents. The Borrower also agrees to reimburse the Administrative Agent and the Lenders for any costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Administrative Agent and the Lenders, which attorneys may be employees of the Administrative Agent or the Lenders) paid or incurred by the Administrative Agent or any Lender in connection with the collection and enforcement of the Loan Documents. The Borrower further agrees to indemnify the Administrative Agent and each Lender, its directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Administrative Agent or any Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or thereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder except to the extent that they arise out of the gross negligence or willful misconduct of the party seeking indemnification. The obligations of the Borrower under this SECTION 9.7 shall survive the termination of this Agreement.

         9.8. NUMBERS OF DOCUMENTS. All statements, notices, closing documents, and requests hereunder shall be furnished to the Administrative Agent with sufficient counterparts so that the Administrative Agent may furnish one to each of the Lenders.

         9.9. ACCOUNTING. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles.

         9.10. SEVERABILITY OF PROVISIONS. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

         9.11. NONLIABILITY OF LENDERS. The relationship between the Borrower and the Lenders and the Administrative Agent shall be solely that of borrower and lender. Neither the Administrative Agent nor any Lender shall have any fiduciary responsibilities to the Borrower. Neither the Administrative Agent nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations. The Borrower shall rely entirely upon its own judgment with respect to its business, and any review, inspection or supervision of, or information supplied to the Borrower by the Administrative Agent or the Lenders is for the protection of the Administrative Agent and the Lenders and neither the Borrower nor any other Person is entitled to rely thereon. The Borrower agrees that neither the Administrative Agent nor any Lender shall have any liability with respect to, and the Borrower hereby waives, releases and agrees not to sue for, any special, indirect or consequential damages suffered by the Borrower in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby or the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith.

         9.12. CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         9.13. CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN

DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS; PROVIDED THAT SUCH PROCEEDINGS MAY BE BROUGHT IN OTHER COURTS IF JURISDICTION MAY NOT BE OBTAINED IN A COURT IN CHICAGO, ILLINOIS.

         9.14. WAIVER OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

         9.15. DISCLOSURE. The Borrower and each Lender hereby (a) acknowledge and agree that First Chicago and/or its Affiliates from time to time may hold other investments in, make other loans to or have other relationships with the Borrower, including, without limitation, in connection with any interest rate hedging instruments or agreements or swap transactions, and (b) waive any liability of First Chicago or such Affiliate to the Borrower or any Lender, respectively, arising out of or resulting from such investments, loans or relationships other than liabilities arising out of the gross negligence or willful misconduct of First Chicago or its Affiliates.

         9.16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower, the Administrative Agent and the Lenders and each party has notified the Administrative Agent that it has taken such action.


                                    ARTICLE X

                            THE ADMINISTRATIVE AGENT

         10.1. APPOINTMENT. First Chicago is hereby appointed Administrative Agent hereunder and under each other Loan Document, and each of the Lenders authorizes the Administrative Agent to act as the agent of such Lender. The Administrative Agent agrees to act as such upon the express conditions contained in this ARTICLE X. The Administrative Agent shall not have a fiduciary relationship in respect of the Borrower or any Lender by reason of this Agreement.

         10.2. POWERS. The Administrative Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder, except any action specifically provided by the Loan Documents to be taken by the Administrative Agent.

         10.3. GENERAL IMMUNITY. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except for its or their own gross negligence or willful misconduct.

         10.4. NO RESPONSIBILITY FOR LOANS, RECITALS, ETC. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify
(a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder, (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in ARTICLE IV, except receipt of items required to be delivered to the Administrative Agent and not waived at closing, or (d) the validity, effectiveness, sufficiency, enforceability or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith. The Administrative Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by the Borrower to the Administrative Agent at such time, but is voluntarily furnished by the Borrower to the Administrative Agent (either in its capacity as Administrative Agent or in its individual capacity).

         10.5. ACTION ON INSTRUCTIONS OF LENDERS. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Majority Lenders (or, to the extent required by SECTION 8.2, all Lenders), and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Notes. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

         10.6. EMPLOYMENT OF AGENTS AND COUNSEL. The Administrative Agent may execute any of its duties as Administrative Agent hereunder and under any other Loan Document by or through employees, agents and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Administrative Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

         10.7. RELIANCE ON DOCUMENTS; COUNSEL. The Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent.

         10.8. ADMINISTRATIVE AGENT'S REIMBURSEMENT AND INDEMNIFICATION. The Lenders agree to reimburse and indemnify the Administrative Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (a) for any amounts not reimbursed by the Borrower for which the Administrative Agent is entitled to reimbursement by the Borrower under the Loan Documents, (b) for any other expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents, and (c) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents; PROVIDED that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Administrative Agent. The obligations of the Lenders under this SECTION 10.8 shall survive payment of the Obligations and termination of this Agreement.

         10.9. NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Unmatured Default hereunder unless the Administrative Agent has received written notice from a Lender or the Borrower referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders.

         10.10. RIGHTS AS A LENDER. In the event the Administrative Agent is a Lender, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Administrative Agent, and the term "Lender" or "Lenders" shall, at any time when the Administrative Agent is a Lender, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person. The Administrative Agent, in its individual capacity, is not obligated to remain a Lender.

         10.11. LENDER CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

         10.12. SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Administrative Agent or, if no successor Administrative Agent has been appointed, forty-five days after the retiring Administrative Agent gives notice of its intention to resign. Upon any such resignation, the Majority Lenders shall have the right to appoint, on behalf of the Lenders, a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty days after the resigning Administrative Agent's giving notice of its intention to resign, then the resigning Administrative Agent may appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. If the Administrative Agent has resigned and no successor Administrative Agent has been appointed, the Lenders may perform all the duties of the Administrative Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Administrative Agent shall be deemed to be appointed hereunder until such successor Administrative Agent has accepted the appointment. Any such successor Administrative Agent shall be a commercial bank having capital and retained earnings of at least $50,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Administrative Agent. Upon the effectiveness of the resignation of the Administrative Agent, the resigning Administrative Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation of an Administrative Agent, the provisions of this ARTICLE X shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Loan Documents.

         10.13. CO-AGENTS. There shall be no rights, obligations or liabilities imposed upon the Co-Agents identified on the signature pages of this Agreement by virtue of their status as such.

                                   ARTICLE XI

                            SETOFF; RATABLE PAYMENTS

         11.1. SETOFF. In addition to, and without limitation of, any rights of the Lenders under applicable law, if the Borrower becomes insolvent, however evidenced, or any Default or Unmatured Default occurs, any and all deposits (whether general or special, time or demand, including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender to or for the credit or account of the Borrower may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part hereof, shall then be due.

         11.2. RATABLE PAYMENTS. If any Lender, whether by setoff or otherwise, has payment made to it upon its Loans (other than payments received pursuant to SECTION 3.1, 3.2 or 3.4) in a greater proportion than its pro-rata share of such Loans, such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their Loans. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made. If an amount to be setoff is to be applied to Indebtedness of the Borrower to a Lender, other than Indebtedness evidenced by any of the Notes held by such Lender, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by such Notes.


                                   ARTICLE XII

                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

         12.1. SUCCESSORS AND ASSIGNS. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that (a) the Borrower shall not have the right to assign its rights or Obligations under the Loan Documents (other than an assignment of such rights or Obligations occurring by operation of law pursuant to a merger or consolidation permitted pursuant to
SECTION 6.9), and (b) any assignment by any Lender must be made in compliance with SECTION 12.3. Notwithstanding CLAUSE (B) of this SECTION 12.1, any Lender may at any time, without the consent of the Borrower or the Administrative Agent, assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank; PROVIDED, HOWEVER, that no such assignment to a Federal Reserve Bank shall release the transferor Lender from its obligations hereunder. The Administrative Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with SECTION 12.3 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Administrative Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

         12.2. PARTICIPATIONS.

                  12.2.1. PERMITTED PARTICIPANTS; EFFECT. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("PARTICIPANTS") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

                  12.2.2. VOTING RIGHTS. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver which effects any of the modifications referenced in clauses (a) through (f) of SECTION 8.2.

                  12.2.3. BENEFIT OF SENDOFF. The Borrower agrees that each Participant shall be deemed to have the right of setoff provided in
         SECTION 11.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents; PROVIDED that each Lender shall retain the right of setoff provided in SECTION 11.1 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in SECTION 11.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with SECTION 11.2 as if each Participant were a Lender.

         12.3. ASSIGNMENTS.

                  12.3.1. PERMITTED ASSIGNMENTS. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("PURCHASERS") all or any part of its rights and obligations under the Loan Documents;

         PROVIDED, HOWEVER, that in the case of an assignment to an entity which is not a Lender or an Affiliate of a lender, such assignment shall be in a minimum amount of $10,000,000. Such assignment shall be substantially in the form of EXHIBIT I hereto or in such other form as may be agreed to by the parties thereto. The consent of the Administrative Agent and, so long as no Default is continuing, the Borrower shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof. Such consent shall not be unreasonably withheld.

                  12.3.2. EFFECT; EFFECTIVE DATE. Upon (a) delivery to the Administrative Agent of a notice of assignment, substantially in the form attached as EXHIBIT I to EXHIBIT I hereto (a "NOTICE OF ASSIGNMENT"), together with any consents required by SECTION 12.3.1, and (b) payment of a $3,500 fee to the Administrative Agent for processing such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment. On and after the effective date of such assignment, (a) such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and (b) the transferor Lender shall be released with respect to the percentage of the Aggregate Commitment and Loans assigned to such Purchaser without any further consent or action by the Borrower, the Lenders or the Administrative Agent. Upon the consummation of any assignment to a Purchaser pursuant to this SECTION 12.3.2, the transferor Lender, the Administrative Agent and the Borrower shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their Revolving Credit Commitment, as adjusted pursuant to such assignment.

         12.4. DISSEMINATION OF INFORMATION. The Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "TRANSFEREE") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Borrower and its Subsidiaries.

         12.5. TAX TREATMENT. If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of SECTION 2.18.


                                  ARTICLE XIII

                                     NOTICES


         13.1. GIVING NOTICE. Except as otherwise permitted by SECTION 2.15 with respect to borrowing notices, all notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing, by facsimile, first class U.S. mail or overnight courier and addressed or delivered to such party at its address set forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with first class postage prepaid, return receipt requested, shall be deemed given three Business Days after deposit in the U.S. mail; any notice, if transmitted by facsimile, shall be deemed given when transmitted; and any notice given by overnight courier shall be deemed given when received by the addressee.

         13.2. CHANGE OF ADDRESS. The Borrower, the Administrative Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

                            [signature pages follow]

                                    EXHIBIT I

                              ASSIGNMENT AGREEMENT


         This Assignment Agreement (this "Assignment Agreement") between _________________________ (the "Assignor") and _______________________________
(the "Assignee") is dated as of ____________________, ____. The parties hereto agree as follows:

         1. PRELIMINARY STATEMENT. The Assignor is a party to a Credit Agreement (which, as it may be amended, supplemented, modified, renewed or extended from time to time, is herein called the "Credit Agreement") described in Item 1 of
SCHEDULE 1 attached hereto. Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the Credit Agreement.

         2. ASSIGNMENT AND ASSUMPTION. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of SCHEDULE 1 of all outstanding rights and obligations under the Credit Agreement relating to the Loans and the other Loan Documents. The aggregate Commitment (or Loans, if the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4 of
SCHEDULE 1.

         3. EFFECTIVE DATE. The effective date of this Assignment Agreement (the "Effective Date") shall be the later of the date specified in Item 5 of SCHEDULE 1 or two Business Days (or such shorter period agreed to by the Administrative Agent) after a Notice of Assignment substantially in the form of EXHIBIT I attached hereto has been delivered to the Administrative Agent. Such Notice of Assignment must include any consents required to be delivered to the Administrative Agent pursuant to Section 12.3.1 of the Credit Agreement. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date under SECTION 4 hereof are not made on the proposed Effective Date. The Assignor will notify the Assignee of the proposed Effective Date no later than the Business Day prior to the proposed Effective Date. As of the Effective Date, (a) the Assignee shall have the rights and obligations of a Lender under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder, and (b) the Assignor shall relinquish its rights and be released from its corresponding obligations under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder.

         4. PAYMENT OBLIGATIONS. On and after the Effective Date, the Assignee shall be entitled to receive from the Administrative Agent all payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee shall advance funds directly to the Administrative Agent with respect to all Loans and reimbursement payments made on or after the Effective Date with respect to the interest assigned hereby. [In consideration for the sale and assignment of Loans hereunder, (a) the Assignee shall pay the Assignor, on the Effective Date, an amount equal to the principal amount of the portion of all Alternate Base Rate Loans assigned to the Assignee hereunder, and (b) with respect to each Eurodollar Loan or Absolute Rate Loan made by the Assignor and assigned to the Assignee hereunder which is outstanding on the Effective Date, (i) on the last day of the Interest Period therefor, (ii) on such earlier date agreed to by the Assignor and the Assignee, or (iii) on the date on which any such Eurodollar Loan or Absolute Rate Loan either becomes due (by acceleration or otherwise) or is prepaid (the date as described in the foregoing clauses (i), (ii) or (iii) being hereinafter referred to as the "Payment Date"), the Assignee shall pay the Assignor an amount equal to the principal amount of the portion of such Eurodollar Loan or Absolute Rate Loan assigned to the Assignee which is outstanding on the Payment Date. If the Assignor and the Assignee agree that the Payment Date for such Eurodollar Loan or Absolute Rate Loan shall be the Effective Date, they shall agree to the interest rate applicable to the portion of such Loan assigned hereunder for the period from the Effective Date to the end of the existing Interest Period applicable to such Eurodollar Loan or Absolute Rate Loan (the "Agreed Interest Rate") and any interest received by the Assignee in excess of the Agreed Interest Rate shall be remitted to the Assignor. In the event interest for the period from the Effective Date to, but not including, the Payment Date is not paid by the Borrower with respect to any Eurodollar Loan or Absolute Rate Loan sold by the Assignor to the Assignee hereunder, the Assignee shall pay to the Assignor interest for such period on the portion of such Eurodollar Loan or Absolute Rate Loan sold by the Assignor to the Assignee hereunder at the applicable rate provided by the Credit Agreement. In the event a prepayment of any Eurodollar Loan or Absolute Rate Loan which is existing on the Payment Date and assigned by the Assignor to the Assignee hereunder occurs after the Payment Date but before the end of the Interest Period applicable to such Eurodollar Loan or Absolute Rate Loan, the Assignee shall remit to the Assignor the excess of the prepayment penalty paid with respect to the portion of such Eurodollar Loan or Absolute Rate Loan assigned to the Assignee hereunder over the amount which would have been paid if such prepayment penalty was calculated based on the Agreed Interest Rate. The Assignee will also promptly remit to the Assignor (x) any principal payments received from the Administrative Agent with respect to Eurodollar Loans and Absolute Rate Loans prior to the Payment Date, and (y) any amounts of interest on Loans and fees received from the Administrative Agent which relate to the portion of the Loans assigned to the Assignee hereunder for periods prior to the Effective Date, in the case of Alternate Base Rate Loans, or the Payment Date, in the case of Eurodollar Loans and Absolute Rate Loans, and not previously paid by the Assignee to the Assignor.]* In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

* Each Assignor may insert its standard payment provisions in lieu of the payment terms included in this Exhibit.

         5. REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE

ASSIGNOR'S LIABILITY. The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim created by the Assignor. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (a) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectibility of any Loan Document, [including, without limitation, documents granting the Assignor and the other Lenders a security interest in assets of any Borrower or any guarantor], (b) any representation, warranty or statement made in or in connection with any of the Loan Documents, (c) the financial condition or creditworthiness of any Borrower [or any guarantor], (d) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (e) inspecting any of the Property, books or records of any Borrower, [(f) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans], or (g) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

*    include bracketed language if applicable.

         6. REPRESENTATIONS OF THE ASSIGNEE. The Assignee (a) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (b) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (e) agrees that its payment instructions and notice instructions are as set forth in the attachment to
SCHEDULE 1, (f) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, [and (g) attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes].*

* to be inserted if the Assignee is not incorporated under the laws of the United States, or a state thereof.

         7. INDEMNITY. The Assignee agrees to indemnify and hold the Assignor harmless against any and all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment Agreement. The obligations of the Assignee under this SECTION 7 shall survive the payment of all amounts hereunder and the termination of this Agreement.

         8. SUBSEQUENT ASSIGNMENTS. After the Effective Date, the Assignee shall have the right pursuant to and in accordance with Section 12.3 of the Credit Agreement to assign the rights which are assigned to the Assignee hereunder to any entity or person; PROVIDED that (a) any such subsequent assignment does not violate any of the terms and conditions of the Loan Documents or any law, rule, regulation, order, writ, judgment, injunction or decree and that any consent required under the terms of the Loan Documents has been obtained, and (b) unless the prior written consent of the Assignor is obtained, the Assignee is not thereby released from its obligations to the Assignor hereunder, if any remain unsatisfied, including, without limitation, its obligations under SECTIONS 4, 6 and 7 hereof.

         9. REDUCTIONS OF AGGREGATE COMMITMENT. If any reduction in the Aggregate Commitment occurs between the date of this Assignment Agreement and the Effective Date, the percentage interest specified in Item 3 of SCHEDULE 1 shall remain the same, but the dollar amount purchased shall be recalculated based on the reduced Aggregate Commitment.

         10. ENTIRE AGREEMENT. This Assignment Agreement and the attached Notice of Assignment embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

         11. GOVERNING LAW. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         12. NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to SCHEDULE 1.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement by their duly authorized officers as of the date first above written.


                                               [NAME OF ASSIGNOR]

                                               By:
                                                  ---------------------------

                                               Title:
                                                     ------------------------


                                               [NAME OF ASSIGNEE]


                                               By:
                                                  ---------------------------

                                               Title:
                                                     ------------------------

                                   SCHEDULE 1
                             TO ASSIGNMENT AGREEMENT


1.       Description and Date of Credit Agreement:

                  That certain $750,000,000 (364-day) Credit Agreement, dated as of April 29, 1997, among Green Tree Financial Corporation, the financial institutions named therein and The First National Bank of Chicago, as Administrative Agent.

2.       Date of Assignment Agreement:

3.       Amounts (As of Date of Item 2 above):                          -------

         (a)      Total of Commitments (Loans)*
                  under Credit Agreement                               $
                                                                        -------

         (b)      Assignee's percentage of the
                  (Loans)* Commitments purchased
                  under the Assignment Agreement**                      -------%

4.       Assignee's aggregate (Loan amount)*
         Commitment amount purchased hereunder:                        $-------

5.       Proposed Effective Date:


Accepted and Agreed:

[NAME OF ASSIGNOR]                                   [NAME OF ASSIGNEE]


By:                                            By:
   ----------------------------                   ---------------------------

Title:                                         Title:
      -------------------------                      ------------------------

 * If a Commitment has been terminated, insert outstanding Loans in place of Commitment

**  Percentage taken to 10 decimal places

                ATTACHMENT TO SCHEDULE 1 TO ASSIGNMENT AGREEMENT


         Attach Assignor's Administrative Information Sheet, which must include notice address for the Assignor and the Assignee

                                    EXHIBIT I
                             TO ASSIGNMENT AGREEMENT


                              NOTICE OF ASSIGNMENT

                                                     ----------------, ------

To:               Green Tree Financial Corporation
                  500 Landmark Towers
                  345 St. Peter Street
                  St. Paul, MN  55102

                  The First National Bank of Chicago
                  One First National Plaza
                  Chicago, IL  60670

From:             [NAME OF ASSIGNOR] (the "Assignor")

                  [NAME OF ASSIGNEE] (the "Assignee")


         1. We refer to the Credit Agreement (the "Credit Agreement") described in Item 1 of SCHEDULE 1 attached hereto. Capitalized terms used but not otherwise defined herein have the meanings attributed to them in the Credit Agreement.

         2. This Notice of Assignment (this "Notice") is given and delivered to the Borrower and the Administrative Agent pursuant to Section
12.3.2 of the Credit Agreement.

         3. The Assignor and the Assignee have entered into an Assignment Agreement, dated as of , ____ (the "Assignment"), pursuant to which, among other things, the Assignor has sold, assigned, delegated and transferred to the Assignee, and the Assignee has purchased, accepted and assumed from the Assignor the percentage interest specified in Item 3 of SCHEDULE 1 of all outstandings, rights and obligations under the Credit Agreement relating to the facilities listed in Item 3 of SCHEDULE 1, including, without limitation, such interest in the Assignor's Commitment (if applicable) and the Loans owing to the Assignor relating to such facilities. The effective date of the Assignment (the "Effective Date") shall be the later of the date specified in Item 5 of SCHEDULE 1 or two Business Days (or such shorter period as agreed to by the Administrative Agent) after this Notice of Assignment and any consents and fees required by Sections 12.3.1 and 12.3.2 of the Credit Agreement have been delivered to the Administrative Agent; PROVIDED that the Effective Date shall not occur if any condition precedent agreed to by the Assignor and the Assignee has not been satisfied.

         4. The Assignor and the Assignee hereby give to the Borrower and the Administrative Agent notice of the assignment and delegation referred to herein. The Assignor will confer with the Administrative Agent before the date specified in Item 5 of
SCHEDULE 1 to determine if the Assignment Agreement will become effective on such date pursuant to SECTION 3 hereof and will confer with the Administrative Agent to determine the Effective Date pursuant to SECTION 3 hereof if it occurs thereafter. The Assignor shall notify the Administrative Agent if the Assignment does not become effective on any proposed Effective Date as a result of the failure to satisfy the conditions precedent agreed to by the Assignor and the Assignee. At the request of the Administrative Agent, the Assignor will give the Administrative Agent written confirmation of the satisfaction of the conditions precedent.

         5. The Assignor or the Assignee shall pay to the Administrative Agent on or before the Effective Date the processing fee of $3,500 required by Section
12.3.2 of the Credit Agreement.

         6. If Notes are outstanding on the Effective Date, the Assignor and the Assignee request and direct that the Administrative Agent prepare and cause the Borrower to execute and deliver new Notes or, as appropriate, replacement Notes, to the Assignor and the Assignee. The Assignor and, if applicable, the Assignee each agree to deliver to the Administrative Agent the original Notes received by it from the Borrower upon its receipt of new Notes in the appropriate amount.

         7. The Assignee advises the Administrative Agent that notice and payment instructions are set forth in the attachment to SCHEDULE 1.

         8. Each party consenting to the Assignment in the space indicated below hereby releases the Assignor from any obligations to it which have been assigned to the Assignee. The Assignee hereby represents and warrants that none of the funds, monies, assets or other consideration being used to make the purchase pursuant to the Assignment are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA.

         9. The Assignee authorizes the Administrative Agent to act as its agent under the Loan Documents in accordance with the terms thereof. The Assignee acknowledges that the Administrative Agent has no duty to supply information with respect to the Borrower or the Loan Documents to the Assignee until the Assignee becomes a party to the Credit Agreement.

[NAME OF ASSIGNOR]                     [NAME OF ASSIGNEE]


By:                                    By:
   ----------------------------           -------------------------------

Title:                                 Title:
      -------------------------              ----------------------------

ACKNOWLEDGED AND CONSENTED TO          ACKNOWLEDGED AND CONSENTED
BY THE FIRST NATIONAL BANK OF          TO BY GREEN TREE FINANCIAL
CHICAGO, as Administrative Agent       CORPORATION


By:                                    By:
   -----------------------------          -------------------------------

Title:                                 Title:
      --------------------------             ----------------------------


                 [Attach photocopy of Schedule 1 to Assignment]

================================================================================

                              $750,000,000 (3-year)


                                CREDIT AGREEMENT


                                      AMONG


                        GREEN TREE FINANCIAL CORPORATION,


                                  as Borrower,


                            THE LENDERS NAMED HEREIN


                                       and


                       THE FIRST NATIONAL BANK OF CHICAGO,


                             as Administrative Agent



                                   DATED AS OF


                                 April 29, 1997


================================================================================

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

ARTICLE I DEFINITIONS..........................................................1

ARTICLE II THE FACILITY.......................................................15
   2.1.     The Facility......................................................15
            2.1.1.   Description of Facility..................................15
            2.1.2.   Facility Amount..........................................16
            2.1.3.   Availability of Facility.................................16
   2.2.     Ratable Advances..................................................16
            2.2.1.   Ratable Advances.........................................16
            2.2.2    Ratable Advance Rate Options.............................16
            2.2.3.   Method of Selecting Types and Interest
                     Periods for Ratable Advances.............................17
            2.2.4.   Conversion and Continuation of Outstanding
                     Ratable Advances.........................................17
   2.3.     Competitive Bid Advances..........................................18
            2.3.1.   Competitive Bid Option...................................18
            2.3.2.   Competitive Bid Quote Request............................18
            2.3.3.   Invitation for Competitive Bid Quotes....................19
            2.3.4.   Submission and Contents of Competitive Bid Quotes........19
            2.3.5.   Notice to Borrower.......................................20
            2.3.6.   Acceptance and Notice by Borrower........................21
            2.3.7.   Allocation by Administrative Agent.......................21

   2.4.     Swing Line Advances...............................................21
   2.5.     Availability of Funds.............................................23
   2.6.     Facility Fee; Utilization Fee; Reductions in
            Aggregate Commitment..............................................24
   2.7.     Minimum Amount of Each Advance....................................24
   2.8.     Optional Principal Payments.......................................24
   2.9.     Mandatory Prepayments.............................................25
   2.10.    Changes in Interest Rate, etc.....................................25
   2.11.    Rates Applicable After Default....................................25
   2.12.    Method of Payment.................................................25
   2.13.    Notes; Telephonic Notices.........................................25
   2.14.    Interest Payment Dates; Interest and Fee Basis....................26
   2.15.    Notification of Advances, Interest Rates,
            Prepayments and Commitment Reductions.............................26
   2.16.    Lending Installations.............................................26
   2.17.    Non-Receipt of Funds by the Administrative Agent..................27
   2.18.    Taxes.............................................................27
   2.19.    Administrative Agent's Fees.......................................28

ARTICLE III CHANGE IN CIRCUMSTANCES...........................................28
   3.1.     Yield Protection..................................................28
   3.2.     Changes in Capital Adequacy Regulations...........................29
   3.3.     Availability of Types of Advances.................................30

   3.4.     Funding Indemnification...........................................30
   3.5.     Lender Statements; Survival of Indemnity..........................30

ARTICLE IV CONDITIONS PRECEDENT...............................................31
   4.1.     Initial Loans.....................................................31
   4.2.     Each Future Advance...............................................32

ARTICLE V REPRESENTATIONS AND WARRANTIES......................................33
   5.1.     Corporate Existence and Standing..................................33
   5.2.     Authorization and Validity........................................33
   5.3.     Compliance with Laws and Contracts................................33
   5.4.     Governmental Consents.............................................34
   5.5.     Financial Statements..............................................34
   5.6.     Material Adverse Change...........................................34
   5.7.     Taxes.............................................................34
   5.8.     Litigation and Contingent Obligations.............................34
   5.9.     Subsidiaries.  ...................................................35
   5.10.    ERISA.............................................................35
   5.11.    Defaults..........................................................35
   5.12.    Federal Reserve Regulations.......................................35
   5.13.    Investment Company................................................35
   5.14.    Disclosure........................................................35

ARTICLE VI COVENANTS..........................................................36
   6.1.     Financial Reporting...............................................36
   6.2.     Use of Proceeds...................................................37
   6.3.     Notice of Default.................................................37
   6.4.     Conduct of Business...............................................37
   6.5.     Taxes.............................................................37
   6.6.     Compliance with Laws..............................................37
   6.7.     Maintenance of Properties.........................................38
   6.8.     Inspection........................................................38
   6.9.     Mergers, Sales of Assets, etc.....................................38
   6.10.    Liens.............................................................39
   6.11.    Inconsistent Agreements...........................................41
   6.12.    Financial Covenants...............................................41
            6.12.1.  Net Worth................................................41
            6.12.2.  Fixed Charge Coverage Ratio..............................41
            6.12.3.  Debt to Equity Ratio.....................................41

ARTICLE  VII DEFAULTS.........................................................41
ARTICLE VIII ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES...................43
   8.1.     Acceleration......................................................43
   8.2.     Amendments........................................................43
   8.3.     Preservation of Rights............................................44

ARTICLE IX GENERAL PROVISIONS.................................................44

   9.1.     Survival of Representations.......................................44
   9.2.     Governmental Regulation...........................................44
   9.3.     Taxes.............................................................44
   9.4.     Headings..........................................................44
   9.5.     Entire Agreement..................................................45
   9.6.     Several Obligations; Benefits of this Agreement...................45
   9.7.     Expenses; Indemnification.........................................45
   9.8.     Numbers of Documents..............................................45
   9.9.     Accounting........................................................45
   9.10.    Severability of Provisions........................................45
   9.11.    Nonliability of Lenders...........................................46
   9.12.    CHOICE OF LAW.....................................................46
   9.13.    CONSENT TO JURISDICTION...........................................46
   9.14.    WAIVER OF JURY TRIAL..............................................47
   9.15.    Disclosure........................................................47
   9.16.    Counterparts......................................................47

ARTICLE X.....................................................................47

    THE ADMINISTRATIVE AGENT..................................................47
    10.1.    Appointment......................................................47
    10.2.    Powers...........................................................47
    10.3.    General Immunity.................................................47
    10.4.    No Responsibility for Loans, Recitals, etc.......................48
    10.5.    Action on Instructions of Lenders................................48
    10.6.    Employment of Agents and Counsel.................................48
    10.7.    Reliance on Documents; Counsel...................................48
    10.8.    Administrative Agent's Reimbursement and Indemnification.........48
    10.9.    Notice of Default................................................49
    10.10.   Rights as a Lender...............................................49
    10.11.   Lender Credit Decision...........................................49
    10.12.   Successor Administrative Agent...................................49
    10.13.  Co-Agents.........................................................50

ARTICLE XI SETOFF; RATABLE PAYMENTS...........................................50
    11.1.    Setoff...........................................................50
    11.2.    Ratable Payments.................................................50
ARTICLE XII BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS.................51
   12.1.    Successors and Assigns............................................51
   12.2.    Participations....................................................51
            12.2.1.  Permitted Participants; Effect.  ........................51
            12.2.2.  Voting Rights............................................52
            12.2.3.  Benefit of Setoff........................................52
   12.3.    Assignments.......................................................52
            12.3.1.  Permitted Assignments....................................52
            12.3.2.  Effect; Effective Date...................................52
   12.4.    Dissemination of Information......................................53

   12.5.    Tax Treatment.....................................................53

ARTICLE XIII NOTICES..........................................................53
   13.1.    Giving Notice.....................................................53
   13.2.    Change of Address.................................................53

                                    EXHIBITS

Exhibit A    - Note (Ratable Loan)
Exhibit B    - Note (Competitive Bid Loan)
Exhibit C    - Competitive Bid Quote Request
Exhibit D    - Invitation for Competitive Bid Quotes
Exhibit E    - Competitive Bid Quote
Exhibit F    - Note (Swing Line Loan)
Exhibit G-1  - Opinion of Counsel to the Borrower
Exhibit G-2  - Opinion of General Counsel of the Borrower
Exhibit H    - Compliance Certificate
Exhibit I    - Assignment Agreement
Exhibit J    - Money Transfer Instructions



                        SCHEDULES

Schedule 5.3 - Approvals and Consents
Schedule 5.8 - Material Contingent Obligations
Schedule 5.9 - Subsidiaries
Schedule 5.10- ERISA

                                CREDIT AGREEMENT


         This Credit Agreement, dated as of April 29, 1997, is among GREEN TREE FINANCIAL CORPORATION, a Delaware corporation, the Lenders and THE FIRST NATIONAL BANK OF CHICAGO, individually and as Administrative Agent.


                                R E C I T A L S:

         A. The Borrower has requested the Lenders to make financial accommodations to it in the aggregate principal amount of $750,000,000, the proceeds of which the Borrower will use for the general corporate needs, including commercial paper backup, of the Borrower and its Subsidiaries.

         B. The Lenders are willing to extend such financial accommodations on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         As used in this Agreement:

         "Absolute Rate" means, with respect to an Absolute Rate Loan made by a given Lender for the relevant Absolute Rate Interest Period, the rate of interest per annum (rounded to the nearest 1/100 of 1%) offered by such Lender and accepted by the Borrower.

         "Absolute Rate Advance" means a borrowing hereunder consisting of the aggregate amount of the several Absolute Rate Loans made by some or all of the Lenders to the Borrower at the same time and for the same Interest Period.

         "Absolute Rate Auction" means a solicitation of Competitive Bid Quotes setting forth Absolute Rates pursuant to SECTION 2.3.

         "Absolute Rate Interest Period" means, with respect to an Absolute Rate Advance, a period of not less than 30 and not more than 180 days commencing on a Business Day selected by the Borrower pursuant to this Agreement. If such Absolute Rate Interest Period would end on a day which is not a Business Day, such Absolute Rate Interest Period shall end on the next succeeding Business Day.

         "Absolute Rate Loan" means a Loan which bears interest at the Absolute Rate.

         "Adjusted EBIT" means, for any applicable computation period, the Borrower's and Subsidiaries' Net Income on a consolidated basis, PLUS (a) income and franchise taxes paid or accrued during such period and (b) Interest Expense, MINUS (a) income derived from discontinued operations of the Borrower and its Subsidiaries and (b) extraordinary gains of the Borrower and its Subsidiaries resulting from changes in the application of Agreement Accounting Principles.

         "Administrative Agent" means First Chicago in its capacity as administrative agent for the Lenders pursuant to ARTICLE X, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to ARTICLE X.

         "Advance" means a borrowing hereunder consisting of the aggregate amount of the several Loans made by some or all of the Lenders to the Borrower on the same Borrowing Date, of the same Type (or on the same interest basis in the case of Competitive Bid Advances) and, when applicable, for the same Interest Period and includes a Competitive Bid Advance.

         "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

         "Aggregate Commitment" means the aggregate of the Commitments of all the Lenders hereunder. The initial Aggregate Commitment is $750,000,000.

         "Agreement" means this Credit Agreement, as it may be amended, modified or restated and in effect from time to time.

         "Agreement Accounting Principles" means generally accepted accounting principles as in effect from time to time, applied in a manner consistent with those used in preparing the Financial Statements; PROVIDED, HOWEVER, that for purposes of all computations required to be made with respect to compliance by the Borrower with SECTION 6.12, such term shall mean generally accepted accounting principles as in effect on the date hereof, applied in a manner consistent with those used in preparing the Financial Statements.

         "Alternate Base Rate" means, for any day, a rate of interest per annum equal to the higher of (a) the Corporate Base Rate for such day, and (b) the sum of the Federal Funds Effective Rate for such day plus 1/2% per annum.

         "Alternate Base Rate Advance" means an Advance which bears interest at the Alternate

Base Rate requested by the Borrower pursuant to SECTION 2.2.3.

         "Alternate Base Rate Loan" means a Ratable Loan which bears interest at the Alternate Base Rate requested by the Borrower pursuant to SECTION 2.2.3.

         "Alternate Swing Line Rate" means, with respect to a Swing Line Bank, a rate agreed upon from time to time by the Borrower and such Swing Line Bank pursuant to such supplemental agreements as may be entered into between the Borrower and such Swing Line Bank from time to time governing the required maintenance of minimum average daily qualifying balances with such Swing Line Bank.

         "Applicable Eurodollar Margin" means, on any date, subject to the following sentence of this definition, the applicable of the following percentages:

                                                           APPLICABLE
      DEBT RATING ON SUCH DATE                          EURODOLLAR MARGIN

      Level I Status                                        .185%

      Level II Status                                        .20%

      Level III Status                                       .25%

      Level IV Status                                        .35%

Any change in the Applicable Eurodollar Margin shall be effective as of the date of the change in the Debt Rating giving rise thereto and shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

         "Applicable Facility Fee Percentage" means, on any date, subject to the following sentence of this definition, the applicable of the following percentages:

                                                 APPLICABLE FACILITY
      DEBT RATING ON SUCH DATE                           FEE PERCENTAGE

Level I Status                                         .09%

Level II Status                                        .10%

Level III Status                                       .15%

Level IV Status                                        .20%

Any change in the Applicable Facility Fee Percentage shall be effective as of the date of the change in the Debt Rating giving rise thereto and shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

         "Applicable Utilization Fee Percentage" means, on any date, subject to the final sentence of this definition:

                  (a) In the event that the average daily aggregate principal amount of the Ratable Loans and the Swing Line Loans outstanding during any calendar quarter is greater than 33_%, but less than or equal to 66_%, of the Aggregate Commitment as in effect on the last day of such calendar quarter, the applicable of the following percentages:

                                                        APPLICABLE UTILIZATION
         DEBT RATING ON SUCH DATE                           FEE PERCENTAGE

         Level I Status                                         .05%

         Level II Status                                      .0625%

         Level III Status                                       .10%

         Level IV Status                                        .10%

                  (b) In the event that the average daily aggregate principal amount of the Ratable Loans and the Swing Line Loans outstanding during any calendar quarter is greater than 66_% of the Aggregate Commitment as in effect on the last day of such calendar quarter, the applicable of the following percentages:

                                                        APPLICABLE UTILIZATION
         DEBT RATING ON SUCH DATE                           FEE PERCENTAGE

         Level I Status                                         .10%

         Level II Status                                       .125%

         Level III Status                                       .20%

         Level IV Status                                        .20%

Any change in the Applicable Utilization Fee Percentage shall be effective as of the date of the change in the Debt Rating giving rise thereto and shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

         "Article" means an article of this Agreement unless another document is specifically referenced.

         "Authorized Officer" means any of the president, chief financial officer or treasurer of the Borrower, acting singly.

         "Bankruptcy Code" means Title 11, United States Code, sections 1 ET SEQ., as the same may be amended from time to time, and any successor thereto or replacement therefor which may be hereafter enacted.

         "Borrower" means Green Tree Financial Corporation, a Delaware corporation, and its successors and assigns.

         "Borrowing Date" means a date on which an Advance is made hereunder.

         "Business Day" means (a) with respect to any borrowing, payment or rate selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market, and (b) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago for the conduct of substantially all of their commercial lending activities.

         "Capitalized Lease" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

         "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

         "Change" is defined in SECTION 3.2.

         "Closing Transactions" is defined in SECTION 4.1(D).

         "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

         "Commitment" means, for each Lender, the obligation of such Lender to make Loans not exceeding the amount set forth opposite its signature below and as set forth in any Notice of Assignment relating to any assignment which has become effective pursuant to SECTION 12.3.2, as such amount may be modified from time to time pursuant to the terms hereof.

         "Competitive Bid Advance" means a borrowing hereunder consisting of the aggregate amount of the several Competitive Bid Loans made by some or all of the Lenders to the Borrower at the same time and for the same Interest Period.

         "Competitive Bid Borrowing Notice" is defined in SECTION 2.3.6.

         "Competitive Bid Loan" means a Eurodollar Bid Rate Loan or an Absolute Rate Loan, or both, as the case may be.

         "Competitive Bid Margin" means the margin above or below the applicable Eurodollar Base Rate offered for a Eurodollar Bid Rate Loan, expressed as a percentage (rounded to the nearest 1/100 of 1%) to be added or subtracted from such Eurodollar Base Rate.

         "Competitive Bid Note" means a promissory note in substantially the form of EXHIBIT B hereto, with appropriate insertions, duly executed and delivered to the Administrative Agent by the Borrower for the account of a Lender and payable to the order of such Lender, including any amendment, modification, renewal or replacement of such promissory note.

         "Competitive Bid Quote" means a Competitive Bid Quote substantially in the form of EXHIBIT E hereto completed and delivered by a Lender to the Administrative Agent in accordance with SECTION 2.3.4.

         "Competitive Bid Quote Request" means a Competitive Bid Quote Request substantially in the form of EXHIBIT C hereto completed and delivered by the Borrower to the Administrative Agent in accordance with SECTION 2.3.2.

         "Consolidated" or "consolidated", when used in connection with any calculation, means a calculation to be determined on a consolidated basis for the Borrower and its Subsidiaries in accordance with Agreement Accounting Principles.

         "Consolidated Debt" means, at any time, the aggregate principal amount of Indebtedness outstanding at such time of the Borrower and its Subsidiaries as reflected on the consolidated balance sheet of the Borrower and its Subsidiaries, prepared in accordance with Agreement Accounting Principles.

         "Consolidated Net Tangible Assets" means, at any time, (a) the total of all assets reflected on a consolidated balance sheet of the Borrower and its Subsidiaries, prepared in accordance with Agreement Accounting Principles, at their net book value (after deducting related depreciation, depletion, amortization, allowance for doubtful accounts and all other valuation reserves which, in accordance with Agreement Accounting Principles, should be set aside in connection with the business conducted), but excluding goodwill, unamortized debt discount and all other like segregated intangible assets, all as determined in accordance with Agreement Accounting Principles, less (b) the aggregate of the current liabilities of the Borrower and its Subsidiaries reflected on such balance sheet, all as determined in accordance with Agreement Accounting Principles. For purposes of this definition, "current liabilities" includes all Indebtedness of the Borrower and its Subsidiaries and accruals of the Borrower and its Subsidiaries, in each case payable on demand or due within one year of the date of the determination of Consolidated Net Tangible Assets, all as reflected on such consolidated balance sheet of the Borrower and its Subsidiaries, prepared in accordance with Agreement Accounting Principles.

         "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement or take-or-pay contract or application for a Letter of Credit.

         "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

         "Conversion/Continuation Notice" is defined in SECTION 2.2.4.

         "Corporate Base Rate" means a rate per annum equal to the corporate base rate of interest announced by First Chicago from time to time, changing when and as said corporate base rate changes.

         "Debt Rating" means the credit rating assigned to the Borrower's senior, unsecured long term debt (without credit enhancement) as publicly announced by Moody's or S&P, as the case may be.

         "Debt to Equity Ratio" means, at any time, the ratio of (a) Consolidated Debt to (b) Net Worth.

         "Default" means an event described in ARTICLE VII.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "Eurodollar Advance" means a Eurodollar Bid Rate Advance or a Eurodollar Ratable Advance, or both, as the case may be.

         "Eurodollar Auction" means a solicitation of Competitive Bid Quotes setting forth Eurodollar Bid Rates pursuant to SECTION 2.3.

         "Eurodollar Base Rate" means, with respect to a Eurodollar Advance for the relevant Eurodollar Interest Period, the rate determined by the Administrative Agent to be the rate of interest per annum for deposits in U.S. dollars for a period equal to the relevant Eurodollar Interest Period quoted on Telerate Screen Page 3750 (or its successor if such page number changes) at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Eurodollar Interest Period. If no quotation is available on Telerate, the "Eurodollar Base Rate" shall mean the rate determined by the Administrative Agent to be the rate at which deposits in U.S. dollars are offered by First Chicago to first class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Eurodollar Interest Period.

         "Eurodollar Bid Rate" means, with respect to a Eurodollar Bid Rate Loan made by a given Lender for the relevant Eurodollar Interest Period, the sum of
(a) the Eurodollar Base Rate and (b) the Competitive Bid Margin offered by such Lender and accepted by the Borrower.

         "Eurodollar Bid Rate Advance" means a Competitive Bid Advance which bears interest at a Eurodollar Bid Rate.

         "Eurodollar Bid Rate Loan" means a Loan which bears interest at the Eurodollar Bid Rate.

         "Eurodollar Interest Period" means, with respect to a Eurodollar Ratable Advance or a Eurodollar Bid Rate Advance, a period of one, two, three or six months commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Eurodollar Interest Period shall end on (but exclude) the day which corresponds numerically to such date one, two, three or six months thereafter; PROVIDED, HOWEVER, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Eurodollar Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If a Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall end on the next succeeding Business Day; PROVIDED, HOWEVER, that if said next succeeding Business Day falls in a new month, such Eurodollar Interest Period shall end on the immediately preceding Business Day.

         "Eurodollar Loan" means a Eurodollar Ratable Loan or Eurodollar Bid Rate Loan, or both, as the case may be.

         "Eurodollar Ratable Advance" means an Advance which bears interest at a Eurodollar Rate requested by the Borrower pursuant to SECTION 2.2.3.

         "Eurodollar Ratable Loan" means a Ratable Loan which bears interest at a Eurodollar Rate requested by the Borrower pursuant to SECTION 2.2.3.

         "Eurodollar Rate" means, with respect to a Eurodollar Ratable Advance for any date during the relevant Eurodollar Interest Period, the sum of (a) the quotient of (i) the Eurodollar Base Rate applicable to such Eurodollar Interest Period, divided by (ii) one MINUS the Reserve Requirement (expressed as a decimal) applicable to such Eurodollar Interest Period, PLUS (b) the Applicable Eurodollar Margin for such date. The Eurodollar Rate shall be rounded to the next higher multiple of 1/16 of 1% if the rate is not such a multiple.

         "Existing Lien" is defined in SECTION 6.10(M).

         "Extended Lien" is defined in SECTION 6.10(M).

         "Facility Termination Date" means April 29, 2000.

         "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

         "Financial Statements" is defined in SECTION 5.5.

         "First Bank" means First Bank National Association in its individual capacity, and its successors.

         "First Chicago" means The First National Bank of Chicago in its individual capacity, and its successors.

         "Fiscal Quarter" means each of the four quarterly accounting periods comprising a Fiscal Year.

         "Fiscal Year" means the twelve-month accounting period commencing on January 1 and ending on December 31 of each year.

         "Fixed Charge Coverage Ratio" means, for any applicable computation period, the ratio of (a) Adjusted EBIT to (b) Interest Expense.

         "Governmental Authority" means any government (foreign or domestic) or any state or other political subdivision thereof or any governmental body, agency, authority, department or commission (including, without limitation, any taxing authority or political subdivision) or any instrumentality or officer thereof (including, without limitation, any court or tribunal) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation, partnership or other entity directly or indirectly owned or controlled by or subject to the control of any of the foregoing.

         "Indebtedness" of a Person means such Person's (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (c) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (d) obligations which are evidenced by notes, acceptances, or similar instruments, (e) Capitalized Lease Obligations, (f) Rate Hedging Obligations,
(g) Contingent Obligations, (h) obligations for which such Person is obligated pursuant to or in respect of a Letter of Credit and (i) repurchase obligations or liabilities of such Person with respect to accounts or notes receivable and chattel paper sold by such Person.

         "Interest Expense" means, for any applicable computation period, all interest paid or accrued during such period by the Borrower and its Subsidiaries on a consolidated basis, determined in accordance with Agreement Accounting Principles.

         "Interest Period" means a Eurodollar Interest Period or an Absolute Rate Interest Period.

         "Invitation for Competitive Bid Quotes" means an Invitation for Competitive Bid Quotes substantially in the form of EXHIBIT D hereto, completed and delivered by the Administrative Agent to the Lenders in accordance with
SECTION 2.3.3.

         "Lenders" means the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns.

         "Lending Installation" means, with respect to a Lender or the Administrative Agent, any office, branch, subsidiary or affiliate of such Lender or the Administrative Agent.

         "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

         "Level I Status" exists at any date if at such date the Debt Rating is A3 (or the equivalent) or higher by Moody's and A- (or the equivalent) or higher by S&P.

         "Level II Status" exists at any date if at such date (a) the Debt Rating is Baal (or the equivalent) or higher by Moody's and BBB+ (or the equivalent) or higher by S&P and (b) Level I Status does not exist.

         "Level III Status" exists at any date if at such date (a) the Debt Rating is Baa3 (or the equivalent) or higher by Moody's and BBB- (or the equivalent) or higher by S&P and (b) neither Level I Status nor Level II Status exists.

         "Level IV Status" exists at any date if at such date (a) the Debt Rating is either lower than Baa3 (or the equivalent) by Moody's or lower than BBB- (or the equivalent) by S&P or (b) the Borrower's senior, unsecured and publicly-held indebtedness is unrated by either Moody's or S&P.

         "Lien" means any security interest, lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

         "Loan" means, with respect to a Lender, such Lender's portion of any Advance and "Loans" means, with respect to the Lenders, the aggregate of all Advances.

         "Loan Documents" means this Agreement, the Notes and the other documents and agreements contemplated hereby and executed by the Borrower in favor of the Administrative Agent or any Lender.

         "Majority Lenders" means Lenders in the aggregate having at least 66_% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding at least 66_% of the aggregate unpaid principal amount of outstanding Advances.

         "Margin Stock" has the meaning assigned to that term under Regulation
U.

         "Material Adverse Effect" means a material adverse effect on (a) the business, Property, condition (financial or other), performance, results of operations, or prospects of the Borrower and its Subsidiaries taken as a whole,
(b) the ability of the Borrower or any Subsidiary to perform its obligations under the Loan Documents, or (c) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Administrative Agent or the Lenders thereunder.

         "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, together with any Person succeeding thereto by merger, consolidation or acquisition of all or substantially all of its assets, including substantially all of its business of rating securities.

         "Multiemployer Plan" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Borrower or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

         "Net Income" means, for any computation period, with respect to the Borrower on a consolidated basis with its Subsidiaries (other than any Subsidiary which is restricted from declaring or paying dividends or otherwise advancing funds to its parent whether by contract or otherwise), cumulative net income earned during such period as determined in accordance with Agreement Accounting Principles.

         "Net Worth" means, at any date, the consolidated common stockholders' equity of the Borrower and its consolidated Subsidiaries determined in accordance with Agreement Accounting Principles.

         "Non-Excluded Taxes" is defined in SECTION 2.18(A).

         "Notes" means, collectively, the Competitive Bid Notes, the Ratable Notes and the Swing Line Notes; and "Note" means any one of the Notes.

         "Notice of Assignment" is defined in SECTION 12.3.2.

         "Obligations" means all unpaid principal of and accrued and unpaid interest on the Notes, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Lenders or to any Lender, the Administrative Agent or any indemnified party hereunder arising under any of the Loan Documents.

         "Participants" is defined in SECTION 12.2.1.

         "Payment Date" means the last day of each of March, June, September and December.

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

         "Person" means any natural person, corporation, firm, joint venture, partnership, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof. "Plan" means an employee pension benefit plan, as defined in Section 3(2) of ERISA, as to which the Borrower or any member of the Controlled Group may have any liability.

         "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

         "pro-rata" means, when used with respect to a Lender, and any described aggregate or total amount, an amount equal to such Lender's pro-rata share or portion based on its percentage of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, its percentage of the aggregate principal amount of outstanding Advances.

         "Purchase" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (a) acquires any going business or all or substantially all of the assets of any firm, corporation or division or line of business thereof, whether through purchase of assets, merger or otherwise, or
(b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding partnership interests of a partnership or equity interests in a limited liability company.

         "Purchasers" is defined in SECTION 12.3.1.

         "Ratable Advance" means a borrowing hereunder consisting of the aggregate amount of the several Ratable Loans made by the Lenders to the Borrower at the same time, of the same Type and for the same Interest Period.

         "Ratable Borrowing Notice" is defined in SECTION 2.2.3.

         "Ratable Loan" means a Loan made by a Lender pursuant to SECTION 2.2.

         "Ratable Note" means a promissory note in substantially the form of EXHIBIT A hereto, duly executed and delivered to the Administrative Agent by the Borrower for the account of each Lender and payable to the order of a Lender in the amount of its Commitment, including any amendment, modification, renewal or replacement of such promissory note.

         "Rate Hedging Obligations" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and (b) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to depositary institutions.

         "Regulation G" means Regulation G of the Board of Governors of the Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by Persons other than banks, brokers and dealers for the purpose of purchasing or carrying margin stocks applicable to such Persons.

         "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by securities brokers and dealers for the purpose of purchasing or carrying margin stocks applicable to such Persons.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to such Persons.

         "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by the specified lenders for the purpose of purchasing or carrying margin stocks applicable to such Persons.

         "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event; PROVIDED that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

         "Reserve Requirement" means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities.

         "Risk-Based Capital Guidelines" is defined in SECTION 3.2.

         "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., together with any Person succeeding thereto by merger, consolidation or acquisition of all or substantially all of its assets, including substantially all of its business of rating securities.

         "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

         "Single Employer Plan" means a Plan subject to Title IV of ERISA maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group, other than a Multiemployer Plan.

         "Subsidiary" of a Person means (a) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(b) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the

Borrower.

         "Substantial Portion" means, with respect to the Property of the Borrower and its Subsidiaries, Property which (a) represents more than 10% of the consolidated assets of the Borrower and its Subsidiaries, as would be shown in the consolidated financial statements of the Borrower and its Subsidiaries as at the end of the Fiscal Quarter next preceding the date on which such determination is made, or (b) is responsible for more than 10% of the consolidated net sales or of the Net Income of the Borrower and its Subsidiaries for the 12-month period ending as of the end of the Fiscal Quarter next preceding the date of determination.

         "Swing Line Advance" means a borrowing hereunder consisting of the aggregate amount of the several Swing Line Loans made by the Swing Line Banks to the Borrower on the same Borrowing Date.

         "Swing Line Banks" means First Chicago and First Bank and their respective successors and assigns.

         "Swing Line Commitment" means the obligation of a Swing Line Bank to make Swing Line Loans hereunder in an aggregate amount at any one time outstanding not to exceed the amount set forth below, as the same may be terminated or permanently reduced from time to time hereunder; PROVIDED, HOWEVER, that the aggregate of the Swing Line Commitments on the date hereof shall be $50,000,000. The Swing Line Commitments will automatically and permanently terminate on the Facility Termination Date. The initial Swing Line Commitments shall be:

               First Chicago         -        $25,000,000
               First Bank            -        $25,000,000

         "Swing Line Loan" means a Loan made by a Swing Line Bank pursuant to
SECTION 2.4.

         "Swing Line Note" means a promissory note substantially in the form of EXHIBIT F hereto, duly executed and delivered to the Administrative Agent by the Borrower and payable to the order of a Swing Line Bank in the amount of its Swing Line Commitment, including any amendment, modification, renewal or replacement of such promissory note.

         "Termination Event" means, with respect to a Plan which is subject to Title IV of ERISA, (a) a Reportable Event, (b) the withdrawal of the Borrower or any other member of the Controlled Group from such Plan during a plan year in which the Borrower or any other member of the Controlled Group was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or was deemed such under Section 4068(f) of ERISA, (c) the termination of such Plan, the filing of a notice of intent to terminate such Plan or the treatment of an amendment of such Plan as a termination under Section 4041 of ERISA, (d) the institution by the PBGC of proceedings to terminate such Plan or (e) any event or condition which might constitute grounds under Section

4042 of ERISA for the termination of, or appointment of a trustee to administer, such Plan.

         "Transferee" is defined in SECTION 12.4.

         "Type" means, with respect to any Advance, its nature as an Alternate Base Rate Advance, Swing Line Advance, Eurodollar Advance or Absolute Rate Advance.

         "Unfunded Liability" means the amount (if any) by which the present value of all vested and unvested accrued benefits under a Single Employer Plan exceeds the fair market value of assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans using PBGC actuarial assumptions for single employer plan terminations.

         "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

         "Unrefunded Swing Line Loans" is defined in SECTION 2.4(D).

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.


                                   ARTICLE II

                                  THE FACILITY

         2.1. THE FACILITY.

         2.1.1. DESCRIPTION OF FACILITY The Lenders hereby establish in favor of the Borrower a revolving credit facility pursuant to which, and upon the terms and subject to the conditions herein set out:

                  (a) each Lender severally agrees to make Ratable Loans to the Borrower in accordance with SECTION 2.2 in amounts not to exceed in the aggregate at any one time outstanding the amount of its Commitment less
         (i) the amount of such Lender's pro-rata share of the outstanding principal amount of all Competitive Bid Advances (regardless of which Lender or Lenders made such Competitive Bid Advances) exclusive of Competitive Bid Advances being repaid substantially contemporaneously with the making of any such Ratable Loans and (ii) the amount of such Lender's pro-rata share of the outstanding principal amount of all Swing Line Advances (regardless of which Lender or Lenders made such Swing Line Advances) exclusive of Swing Line Advances being repaid substantially contemporaneously with the making of any such Ratable Loans;

                  (b) each Lender may, in its sole discretion, make bids to make Competitive Bid Loans to the Borrower, and make such Loans, in accordance with SECTION 2.3; and

                  (c) each Swing Line Bank agrees, severally and not jointly, to make Swing Line Loans to the Borrower in accordance with SECTION 2.4.

         2.1.2. FACILITY AMOUNT. In no event may the aggregate principal amount of all outstanding Advances (including the Ratable Advances, the Swing Line Advances and the Competitive Bid Advances) at any time exceed the Aggregate Commitment.

         2.1.3. AVAILABILITY OF FACILITY. Subject to the terms of this Agreement, from and including the date hereof to, but not including, the Facility Termination Date, the Borrower may borrow, repay and reborrow Advances hereunder. All outstanding Advances and all other unpaid Obligations shall be due and payable in full by the Borrower on the Facility Termination Date and on such date all remaining Commitments shall be deemed to have been reduced to zero.

         2.2. RATABLE ADVANCES

         2.2.1. RATABLE ADVANCES. Each Ratable Advance hereunder shall consist of borrowings made from the several Lenders ratably in proportion to the amounts of their respective Commitments. The Borrower's obligation to pay the principal of, and interest on, the Ratable Advances shall be evidenced by the Ratable Notes. Although the Ratable Notes shall be dated the date of the initial Advance, interest in respect thereof shall be payable only for the periods during which the Loans evidenced thereby are outstanding and, although the stated amount of each Ratable Note shall be equal to the applicable Lender's Commitment, each Ratable Note shall be enforceable, with respect to the Borrower's obligation to pay the principal amount thereof, only to the extent of the unpaid principal amount of the Ratable Loans at the time evidenced thereby.

         2.2.2 RATABLE ADVANCE RATE OPTIONS. The Ratable Advances may be Alternate Base Rate Advances or Eurodollar Ratable Advances, or a combination thereof, selected by the Borrower in accordance with SECTION 2.2.3 or 2.2.4. No Ratable Advance may mature after, or have an Interest Period which extends beyond, the Facility Termination Date.

         2.2.3. METHOD OF SELECTING TYPES AND INTEREST PERIODS FOR RATABLE ADVANCES. The Borrower shall select the Type of each Ratable Advance and, in the case of each Eurodollar Ratable Advance, the Eurodollar Interest Period applicable to such Ratable Advance from time to time. The Borrower shall give the Administrative Agent irrevocable notice (a "RATABLE BORROWING NOTICE") not later than 10:00 a.m. (Chicago time) on the Borrowing Date of each Alternate Base Rate Advance and three Business Days before the Borrowing Date for each Eurodollar Ratable Advance. Notwithstanding the foregoing, a Ratable Borrowing Notice for an Alternate Base Rate Advance may be given not later than 30 minutes after the time which the

Borrower is required to reject one or more bids offered in connection with an Absolute Rate Auction pursuant to SECTION 2.3.6 and a Ratable Borrowing Notice for a Eurodollar Ratable Advance may be given not later than 30 minutes after the time the Borrower is required to reject one or more bids offered in connection with a Eurodollar Auction pursuant to SECTION 2.3.6. A Ratable Borrowing Notice shall specify:

                  (a) the Borrowing Date, which shall be a Business Day, of such Ratable Advance;

                  (b) the aggregate amount of such Ratable Advance, which, when added to all outstanding Ratable Advances, Swing Line Advances and Competitive Bid Advances and after giving effect to the repayment of any such outstanding Advances out of the proceeds of the requested Ratable Advance, shall not exceed the Aggregate Commitment;

                  (c) the Type of Advance selected; and

                  (d) in the case of each Eurodollar Ratable Advance, the Eurodollar Interest Period applicable thereto (which may not end after the Facility Termination Date).

         2.2.4. CONVERSION AND CONTINUATION OF OUTSTANDING RATABLE ADVANCES. Alternate Base Rate Advances shall continue as Alternate Base Rate Advances unless and until such Alternate Base Rate Advances are converted into Eurodollar Ratable Advances. Each Eurodollar Ratable Advance shall continue as a Eurodollar Ratable Advance until the end of the then applicable Eurodollar Interest Period therefor, at which time such Eurodollar Ratable Advance shall be automatically converted into an Alternate Base Rate Advance unless the Borrower shall have given the Administrative Agent a Conversion/Continuation Notice requesting that, at the end of such Eurodollar Interest Period, such Eurodollar Ratable Advance continue as a Eurodollar Ratable Advance for the same or another Eurodollar Interest Period. Subject to the terms of SECTION 2.7, the Borrower may elect from time to time to convert all or any part of a Ratable Advance of any Type into any other Type or Types of Ratable Advances; PROVIDED that any conversion of any Eurodollar Ratable Advance shall be made on, and only on, the last day of the Eurodollar Interest Period applicable thereto. The Borrower shall give the Administrative Agent irrevocable notice (a "CONVERSION/CONTINUATION NOTICE") of each conversion of a Ratable Advance or continuation of a Eurodollar Ratable Advance not later than 10:00 a.m. (Chicago time) at least three Business Days, in the case of a conversion into or continuation of a Eurodollar Ratable Advance, prior to the date of the requested conversion or continuation, specifying:

                  (b) the requested date, which shall be a Business Day, of such conversion or continuation;

                  (c) the aggregate amount and Type of Ratable Advance which is to be converted or continued; and

                  (d) the amount and Type(s) of Ratable Advance(s) into which such Ratable Advance is to be converted or continued and, in the case of a conversion into or continuation of an Eurodollar Ratable Advance, the duration of the Eurodollar Interest Period applicable thereto.

         2.3. COMPETITIVE BID ADVANCES.

         2.3.1. COMPETITIVE BID OPTION. In addition to Ratable Advances pursuant to SECTION 2.2, but subject to the terms and conditions of this Agreement (including, without limitation, the limitation set forth in SECTION 2.1.2 as to the maximum aggregate principal amount of all outstanding Advances hereunder), prior to the Facility Termination Date the Borrower may, as set forth in this
SECTION 2.3, request the Lenders to make offers to make Competitive Bid Advances to the Borrower. Each Lender may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this SECTION 2.3. The Borrower's obligation to pay the principal of, and interest on, the Competitive Bid Advances shall be evidenced by the Competitive Bid Notes. Although the Competitive Bid Notes shall be dated the date of the initial Advance, interest in respect thereof shall be payable only for the periods during which the Loans evidenced thereby are outstanding.

         2.3.2. COMPETITIVE BID QUOTE REQUEST. When the Borrower wishes to request offers to make Competitive Bid Loans under this SECTION 2.3, it shall transmit to the Administrative Agent by telecopy a Competitive Bid Quote Request substantially in the form of EXHIBIT C hereto so as to be received no later than
(a) 10:00 a.m. (Chicago time) at least five Business Days prior to the Borrowing Date proposed therein, in the case of a Eurodollar Auction, or (b) 9:00 a.m. (Chicago time) at least one Business Day prior to the Borrowing Date proposed therein, in the case of an Absolute Rate Auction, specifying:

                  (a) the proposed Borrowing Date, which shall be a Business Day, for the proposed Competitive Bid Advance;

                  (b) the aggregate principal amount of such Competitive Bid Advance;

                  (c) whether the Competitive Bid Quotes requested are to set forth a Eurodollar Bid Rate, an Absolute Rate, or both; and

                  (d) the Interest Period applicable thereto (which may not end after the Facility Termination Date).

The Borrower may request offers to make Competitive Bid Loans for more than one Interest Period in a single Competitive Bid Quote Request. No Competitive Bid Quote Request shall be given within five Business Days (or such other number of days as the Borrower and the Administrative Agent may agree) of any other Competitive Bid Quote Request. A Competitive Bid Quote Request that does not conform substantially to the format of EXHIBIT C hereto shall be rejected, and the Administrative Agent shall promptly notify the Borrower of such rejection by telecopy.

         2.3.3. INVITATION FOR COMPETITIVE BID QUOTES. Promptly and in any event before the close of business on the same Business Day of receipt of a Competitive Bid Quote Request that is not rejected pursuant to SECTION 2.3.2, the Administrative Agent shall send to each of the Lenders by telex or telecopy an Invitation for Competitive Bid Quotes substantially in the form of EXHIBIT D hereto, which shall constitute an invitation by the Borrower to each Lender to submit Competitive Bid Quotes offering to make the Competitive Bid Loans to which such Competitive Bid Quote Request relates in accordance with this SECTION 2.3.

         2.3.4. SUBMISSION AND CONTENTS OF COMPETITIVE BID QUOTES.

                  (b) Each Lender may, in its sole discretion, submit a Competitive Bid Quote containing an offer or offers to make Competitive Bid Loans in response to any Invitation for Competitive Bid Quotes. Each Competitive Bid Quote must comply with the requirements of this
         SECTION 2.3.4 and must be submitted to the Administrative Agent by telex or telecopy at its offices specified in or pursuant to ARTICLE XIII not later than (i) 9:00 a.m. (Chicago time) at least three Business Days prior to the proposed Borrowing Date, in the case of a Eurodollar Auction or (ii) 9:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of an Absolute Rate Auction (or, in either case, upon reasonable prior notice to the Lenders, such earlier time and date as the Borrower and the Administrative Agent may agree); PROVIDED that Competitive Bid Quotes submitted by First Chicago may only be submitted if the Administrative Agent or First Chicago notifies the Borrower of the terms of the offer or offers contained therein not later than 15 minutes prior to the latest time at which the relevant Competitive Bid Quotes must be submitted by the other Lenders. Subject to ARTICLES IV AND VIII, any Competitive Bid Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the Borrower.

                  (c) Each Competitive Bid Quote shall be in substantially the form of EXHIBIT E hereto and shall in any case specify:

                           (i) the proposed Borrowing Date, which shall be the
                  same as that set forth in the applicable Invitation for Competitive Bid Quotes;

                           (ii) the principal amount of the Competitive Bid Loan
                  for which each such offer is being made, which principal amount a) may be greater than, less than or equal to the Commitment of the quoting Lender, b) must be at least $10,000,000 and an integral multiple of $5,000,000, and c) may not exceed the principal amount of Competitive Bid Loans for which offers were requested;

                           (iii) in the case of a Eurodollar Auction, the
                  Competitive Bid Margin offered for each such Competitive Bid Loan;

                           (iv) the minimum amount, if any, of the Competitive
                  Bid Loan which may be accepted by the Borrower;

                           (v) in the case of an Absolute Rate Auction, the
                  Absolute Rate offered for each such Competitive Bid Loan; and

                           (vi) the identity of the quoting Lender.

                  (d) The Administrative Agent shall reject any Competitive Bid Quote that:

                           (i) is not substantially in the form of EXHIBIT E
                  hereto or does not specify all of the information required by
                  SECTION 2.3.4(B);

                           (ii) contains qualifying, conditional or similar
                  language, other than any such language contained in EXHIBIT E hereto;

                           (iii) proposes terms other than or in addition to
                  those set forth in the applicable Invitation for Competitive Bid Quotes; or

                           (iv) arrives after the time set forth in SECTION
                  2.3.4(A).

If any Competitive Bid Quote shall be rejected pursuant to this SECTION 2.3.4(C), then the Administrative Agent shall promptly notify the relevant Lender of such rejection.

         2.3.5. NOTICE TO BORROWER. The Administrative Agent shall promptly notify the Borrower of the terms (a) of any Competitive Bid Quote submitted by a Lender that is in accordance with SECTION 2.3.4 and (b) of any Competitive Bid Quote that amends, modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Lender with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid Quote shall be disregarded by the Administrative Agent unless such subsequent Competitive Bid Quote specifically states that it is submitted solely to correct a manifest error in such former Competitive Bid Quote. The Administrative Agent's notice to the Borrower shall specify the aggregate principal amount of Competitive Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Quote Request and the respective principal amounts and Eurodollar Bid Rates or Absolute Rates, as the case may be, so offered.

                  2.3.6. ACCEPTANCE AND NOTICE BY BORROWER2.3.6. ACCEPTANCE AND NOTICE BY BORROWER. Not later than (a) 10:00 a.m.

(Chicago time) at least three Business Days prior to the proposed Borrowing Date, in the case of a Eurodollar Auction or (b) 10:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of an Absolute Rate Auction (or, in either case, upon reasonable prior notice to the Lenders, such earlier time and date as the Borrower and the Administrative Agent may agree), the Borrower shall notify the Administrative Agent of its acceptance or rejection of the offers so notified to it pursuant to SECTION 2.3.5; PROVIDED, HOWEVER, that the failure by the Borrower to give such notice to the Administrative Agent shall be deemed to be a rejection of all such offers. In the case of acceptance, such notice (a "COMPETITIVE BID BORROWING NOTICE") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Competitive Bid Quote in whole or in part (subject to the terms of SECTION 2.3.4(B)(IV)); PROVIDED that:

                  (b) the aggregate principal amount of each Competitive Bid Advance may not exceed the applicable amount set forth in the related Competitive Bid Quote Request,

                  (c) acceptance of offers may only be made on the basis of ascending Eurodollar Bid Rates or Absolute Rates, as the case may be, and

                  (d) the Borrower may not accept any offer that is described in
         SECTION 2.3.4(C) or that otherwise fails to comply with the requirements of this Agreement.

         2.3.7. ALLOCATION BY ADMINISTRATIVE AGENT. If offers are made by two or more Lenders with the same Eurodollar Bid Rates or Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted shall be allocated by the Administrative Agent among such Lenders as nearly as possible (in such multiples, not greater than $1,000,000, as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amount of such offers; PROVIDED, HOWEVER, that no Lender shall be allocated a portion of any Competitive Bid Advance which is less than the minimum amount which such Lender has indicated that it is willing to accept. Allocations by the Administrative Agent of the amounts of Competitive Bid Loans shall be conclusive in the absence of manifest error. The Administrative Agent shall promptly, but in any event on the same Business Day, notify each Lender of its receipt of a Competitive Bid Borrowing Notice and the aggregate principal amount of such Competitive Bid Advance allocated to each participating Lender.

         2.4. SWING LINE ADVANCES

                  (a) On the terms and subject to the conditions and relying upon the representations and warranties herein set forth, each Swing Line Bank agrees, severally and not jointly, at any time and from time to time from and including the date hereof to but excluding the earlier of the Facility Termination Date and the termination of the Commitments or the Swing

         Line Commitments, in accordance with the terms hereof, to make Swing Line Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed the lesser of (i) the amount of the Swing Line Commitment of such Swing Line Bank at such time and (ii) an amount equal to (A) the Aggregate Commitment at such time MINUS (B) the sum of the aggregate principal amounts of all Ratable Loans, Competitive Bid Loans and Swing Line Loans outstanding at such time. The Swing Line Loans comprising each Swing Line Advance shall be made by the Swing Line Banks, at the option of the Borrower, either (i) ratably at the Alternate Base Rate in accordance with their Swing Line Commitments or
         (ii) either ratably or non-ratably at the Alternate Swing Line Rate. All Swing Line Advances shall be in a minimum amount of $1,000,000 and in any integral multiple of $500,000 if in excess thereof. In no event shall any Swing Line Loan be made hereunder if (i) the Administrative Agent and the Swing Line Banks shall have received notice from the Majority Lenders prior to any such Swing Line Loan that a condition specified in SECTION 4.1 or 4.2 has not been satisfied and (ii) such condition shall not have been subsequently waived in compliance with
         SECTION 8.2.

                  (b) The Borrower shall give the Swing Line Banks (with a copy to the Administrative Agent) telephonic, written or telecopy notice (in the case of telephonic notice, such notice shall be promptly confirmed in writing or by telecopy) not later than 1:00 p.m., Chicago time, on a day of a proposed Swing Line Advance. Such notice shall be delivered on a Business Day, shall be irrevocable and shall refer to this Agreement and shall specify the requested Borrowing Date (which shall be a Business Day) and amount of such Swing Line Advance. Each Swing Line Bank shall by 2:00 p.m., Chicago time, on the requested Borrowing Date, make the requested Swing Line Loans by crediting the principal amount thereof, in immediately available funds, to the account of the Borrower maintained with such Swing Line Bank, unless such Advance shall not occur on such date because any condition precedent herein specified shall not have been met.

                  (c) Notwithstanding the occurrence of any Default or noncompliance with the conditions precedent set forth in ARTICLE IV, if
         (i) any Swing Line Loans aggregating $10,000,000 or more shall remain outstanding at 10:00 a.m., Chicago time, on the fifth Business Day following the Borrowing Date thereof and if by such time on such fifth Business Day the Administrative Agent shall have received neither (A) a Ratable Borrowing Notice delivered by the Borrower pursuant to SECTION
         2.2.3 requesting that Ratable Loans be made pursuant to SECTION 2.2 on the immediately succeeding Business Day in an amount at least equal to the aggregate principal amount of such Swing Line Loans nor (B) any other notice satisfactory to the Administrative Agent indicating the Borrower's intent to repay all such Swing Line Loans on or before the immediately succeeding Business Day with funds obtained from other sources, or (ii) on any date either Swing Line Bank in its sole discretion shall so request with respect to the outstanding Swing Line Loans, the Administrative Agent shall be deemed to have received a Ratable Borrowing Notice from the Borrower pursuant to SECTION 2.2.3 requesting that a Ratable Advance of Alternate Base Rate Loans be made pursuant to SECTION 2.2 on such immediately succeeding Business Day in an amount equal to the aggregate amount of such Swing Line Loans, and the procedures set forth in SECTION 2.5 shall be followed in making such Alternate Base Rate

         Loans, provided that the proceeds of such Alternate Base Rate Loans received by the Administrative Agent shall be immediately delivered to the Swing Line Banks and applied to the direct repayment of such Swing Line Loans. Effective on the day such Ratable Loans are made, the portion of the Swing Line Loans so paid shall no longer be outstanding as Swing Line Loans and shall be outstanding as Ratable Loans of the Lenders bearing interest at a rate determined by reference to the Alternate Base Rate, in accordance with the provisions of this ARTICLE
         II. The Borrower authorizes the Administrative Agent and each Swing Line Bank to charge the Borrower's account maintained with such Swing Line Bank (up to the amount available in such account) in order to immediately pay the amount of such Swing Line Loans to the extent amounts received from the Lenders are not sufficient to repay in full such Swing Line Loans. If any portion of any such amount paid (or deemed paid) to the Swing Line Banks should be recovered by or on behalf of the Borrower from the Swing Line Banks in the event of the bankruptcy or reorganization of the Borrower or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by SECTION 11.2.

                  (d) If, for any reason (including, without limitation, the occurrence of a Default described in SECTION 7.6 or 7.7 of ARTICLE
         VII), Alternate Base Rate Loans may not be, or are not, made pursuant to paragraph (c) of this SECTION 2.4 to repay Swing Line Loans as required by such paragraph, effective on the date such Alternate Base Rate Loans would otherwise have been made, (i) each Lender severally, unconditionally and irrevocably agrees that it shall, without regard to the occurrence of any Default, purchase a participating interest in such Swing Line Loans ("UNREFUNDED SWING LINE LOANS") in an amount equal to the amount of Alternate Base Rate Loans which would otherwise have been made by such Lender pursuant to paragraph (c) of this SECTION
         2.4 and (ii) each Unrefunded Swing Line Loan previously bearing interest at the Alternate Swing Line Rate shall commence accruing interest at the Alternate Base Rate. Each Lender will immediately transfer to the Administrative Agent, in immediately available funds, the amount of its participation, and the proceeds of such participation shall be distributed by the Administrative Agent to the Swing Line Banks in such amount as will reduce the amount of the participating interest retained by the Swing Line Banks in their Swing Line Loans to the amount of the Alternate Base Rate Loans which were to have been made by the Swing Line Banks pursuant to paragraph (c) of this SECTION
         2.4. In the event a Lender fails to make available to the Swing Line Banks the amount of such Lender's participation as provided in this paragraph (d), the Swing Line Banks shall be entitled to recover such amount on demand from such Lender together with interest at the customary rate set by the Swing Line Banks for correction of errors among banks for one Business Day and thereafter at the Alternate Base Rate then in effect. All payments in respect of Unrefunded Swing Line Loans and participations therein shall be made in accordance with
         SECTION 2.12.

                  (e) Each Lender's obligation to make Ratable Loans pursuant to paragraph (c) of this SECTION 2.4 and to purchase participating interests pursuant to paragraph (d) of this SECTION 2.4 shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Lender or the Borrower may have against the Swing Line Banks, the Borrower or any other Person, as the case may be, for any reason whatsoever; (ii) the occurrence or continuance of a Default; (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any of its Subsidiaries; (iv) any breach of this Agreement by the Borrower, any of its Subsidiaries or any Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

         2.5. AVAILABILITY OF FUNDS. Not later than noon (Chicago time) on each Borrowing Date, each Lender (or in the case of a Competitive Bid Advance, each Lender making a portion of such Advance) shall make available its Loan or Loans (other than Swing Line Loans), in immediately available funds in Chicago, to the Administrative Agent at its address specified pursuant to ARTICLE XIII. The Administrative Agent shall, by 2:00 p.m. (Chicago time) on such Borrowing Date, make the funds so received from the Lenders available to the Borrower by crediting the principal amount thereof, in immediately available funds, to the account of the Borrower maintained with First Chicago.

         2.6. FACILITY FEE; UTILIZATION FEE; REDUCTIONS IN AGGREGATE COMMITMENT.

                  (a) The Borrower agrees to pay to the Administrative Agent for the ratable account of each Lender a facility fee equal to the Applicable Facility Fee Percentage times such Lender's Commitment from the date hereof to and including the Facility Termination Date, payable in arrears on each Payment Date hereafter and on the Facility Termination Date.

                  (b) The Borrower agrees to pay to the Administrative Agent for the ratable account of each Lender a utilization fee equal to the Applicable Utilization Fee Percentage times such Lender's average daily principal amount of the Ratable Loans and the Swing Line Loans outstanding during each calendar quarter from the date hereof to the Facility Termination Date, payable in arrears on each Payment Date hereafter and on the Facility Termination Date; PROVIDED, HOWEVER, that in the event the average daily principal amount of the Ratable Loans and the Swing Line Loans outstanding during any calendar quarter is less than or equal to 33_% of the Aggregate Commitment as in effect on the last day of such quarter, no utilization fee shall be payable with respect to such quarter.

                  (c) The Borrower may permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders in a minimum aggregate amount of $25,000,000, or any integral multiple of $5,000,000 in excess thereof, upon at least three Business Days' written notice to the Administrative Agent, which notice shall specify the amount of any such reduction; PROVIDED, HOWEVER, that the amount of the Aggregate Commitment may not be reduced below the aggregate principal amount of the outstanding Advances. All accrued facility fees and utilization fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Loans hereunder.

         2.7. Each Advance (other than any Swing Line Advance) shall be in the minimum amount of $10,000,000 (and in any integral multiple of

$5,000,000 if in excess thereof); PROVIDED, HOWEVER, that (a) any Alternate Base Rate Advance may be in the amount of the unused Aggregate Commitment and (b) in no event shall more than six Eurodollar Advances be permitted to be outstanding at any time.

         2.8. OPTIONAL PRINCIPAL PAYMENTS. The Borrower may from time to time pay, without penalty or premium, all outstanding Ratable Advances or, in a minimum aggregate amount of $10,000,000 or any integral multiple of $5,000,000 in excess thereof, any portion of the outstanding Ratable Advances upon one Business Day's prior notice to the Administrative Agent in the case of an Alternate Base Rate Advance and upon three Business Days' prior notice to the Administrative Agent in the case of a Eurodollar Advance. Any prepayment of a Eurodollar Advance prior to the last day of the applicable Eurodollar Interest Period shall be subject to the indemnity provisions of SECTION 3.4. Competitive Bid Advances may not be voluntarily prepaid.

         2.9. MANDATORY PREPAYMENTS. If at any time the aggregate principal balance of the Loans exceeds the Aggregate Commitment, the Borrower shall repay immediately its then outstanding Loans in such amount as may be necessary to eliminate such excess.

         2.10. CHANGES IN INTEREST RATE, ETC. Each Alternate Base Rate Advance shall bear interest at the Alternate Base Rate from and including the date of such Advance or the date on which such Advance was converted into an Alternate Base Rate Advance to (but not including) the date on which such Alternate Base Rate Advance is paid or converted to a Eurodollar Ratable Advance. Changes in the rate of interest on that portion of any Advance maintained as an Alternate Base Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Eurodollar Ratable Advance and Absolute Rate Advance shall bear interest from and including the first day of the Interest Period applicable thereto to, but not including, the last day of such Interest Period at the interest rate determined as applicable to such Eurodollar Ratable Advance or Absolute Rate Advance. No Interest Period may end after the Facility Termination Date.

         2.11. RATES APPLICABLE AFTER DEFAULT. Notwithstanding anything to the contrary contained in SECTION 2.2.3 and 2.2.4, no Advance may be made as, converted into or continued as a Eurodollar Ratable Advance (except with the consent of the Administrative Agent and the Majority Lenders) when any Default or Unmatured Default has occurred and is continuing. During the continuance of a Default, each Eurodollar Advance, Absolute Rate Advance and Alternate Base Rate Advance shall bear interest (for the remainder of the applicable Interest Period in the case of Eurodollar Advances and Absolute Rate Advances) at the rate otherwise applicable plus two percent (2%) per annum.

         2.12. METHOD OF PAYMENT. All payments of the Obligations hereunder shall be made, without setoff, deduction or counterclaim, in immediately available funds to the Administrative Agent at the Administrative Agent's address specified pursuant to ARTICLE XIII, or at any other Lending Installation of the Administrative Agent specified in writing by the Administrative Agent to the Borrower, by noon (Chicago time) on the date when due and shall be applied ratably by the Administrative Agent among the applicable Lenders. Each payment delivered to the Administrative Agent for the account of any Lender shall be delivered promptly by the Administrative Agent to such Lender in the same type of funds that the Administrative Agent received at its address specified pursuant to
ARTICLE XIII or at any Lending Installation specified in a notice received by the Administrative Agent from such Lender. The Administrative Agent is hereby authorized to charge the account of the Borrower maintained with First Chicago for each payment of principal, interest and fees as it becomes due hereunder.

         2.13. NOTES; TELEPHONIC NOTICES. Each Lender is hereby authorized to record the principal amount of each of its Loans and each repayment on the schedule attached to its Note; PROVIDED, HOWEVER, that neither the failure to so record nor any error in such recordation shall affect the Borrower's obligations under such Note. The Borrower hereby authorizes the Lenders and the Administrative Agent to extend, convert or continue Advances, effect selections of Types of Advances, submit Competitive Bid Quotes and to transfer funds based on telephonic notices made by any person or persons the Administrative Agent or any Lender in good faith believes to be acting on behalf of the Borrower. The Borrower agrees to deliver promptly to the Administrative Agent a written confirmation, if such confirmation is requested by the Administrative Agent or any Lender, of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, the records of the Administrative Agent and the Lenders shall govern absent manifest error.

         2.14. INTEREST PAYMENT DATES; INTEREST AND FEE BASIS. Interest accrued on each Alternate Base Rate Advance shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof, on any date on which an Alternate Base Rate Advance is prepaid, whether due to acceleration or otherwise, and at maturity. Interest accrued on that portion of the outstanding principal amount of any Alternate Base Rate Advance converted into a Eurodollar Ratable Advance on a day other than a Payment Date shall be payable on the date of conversion. Interest accrued on each Eurodollar Advance or Absolute Rate Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Advance or Absolute Rate Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurodollar Advance or Absolute Rate Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest, facility and utilization fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (Chicago time) at the place of payment. If any payment shall be received by the Administrative Agent later than noon (Chicago time), such payment shall be deemed to have been received on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest and utilization fees in connection with such payment. If any payment shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest and utilization fees in connection with such payment.

         2.15. NOTIFICATION OF ADVANCES, INTEREST RATES, PREPAYMENTS AND COMMITMENT REDUCTIONS. Promptly after receipt thereof, the Administrative Agent will notify each Lender of the contents of each Aggregate Commitment reduction notice, Ratable Borrowing Notice, Conversion/Continuation Notice, Invitation for Competitive Quotes and repayment notice received by it hereunder. The Administrative Agent will notify each Lender of the interest rate applicable to each Eurodollar Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

         2.16. LENDING INSTALLATIONS. Each Lender may book its Loans at any Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Notes shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written or telex notice to the Administrative Agent and the Borrower, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

         2.17. NON-RECEIPT OF FUNDS BY THE ADMINISTRATIVE AGENT. Unless the Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the date on which it is scheduled to make payment to the Administrative Agent of (a) in the case of a Lender, the proceeds of a Loan, or (b) in the case of the Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made. The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If the Borrower has not in fact made such payment to the Administrative Agent, the Lenders shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Effective Rate for each such day. If any Lender has not in fact made such payment to the Administrative Agent, such Lender or the Borrower shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (a) in the case of payment by a Lender, the Federal Funds Effective Rate for each such day, or (b) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.

         2.18. TAXES.

                  (a) Any payments made by the Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes or any other tax based upon any income imposed on the Administrative Agent or any Lender by the jurisdiction in which the Administrative Agent or such Lender is incorporated or has its principal place of business. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("NON-EXCLUDED Taxes") are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in or pursuant to this Agreement; PROVIDED, HOWEVER, that the Borrower shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the U.S. or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this
         SECTION 2.18. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as practicable thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by any Administrative Agent or any Lender as a result of any such failure. The agreements in this SECTION 2.18 shall survive the termination of this Agreement and the payment of all other amounts payable hereunder.

                  (b) At least five Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States of America, or a state thereof, agrees that it will deliver to each of the Borrower and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form 1001 or 4224 further undertakes to deliver to each of the Borrower and the Administrative Agent two additional copies of such form (or a successor form) on or before the date that such form expires (currently, three successive calendar years for Form 1001 and one calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Administrative Agent, in each case certifying that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

                  2.19. ADMINISTRATIVE AGENT'S FEES. The Borrower shall pay to the Administrative Agent those fees, in addition to the facility fees and utilization fees referenced in SECTION 2.6(A) and 2.6(B), in the amounts and at the times separately agreed to between the Administrative Agent and the Borrower.


                                   ARTICLE III

                             CHANGE IN CIRCUMSTANCES

         3.1. YIELD PROTECTION. If, after the date hereof, the adoption of or any change in any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any interpretation thereof, or the compliance of any Lender therewith,

                  (a) subjects any Lender or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from the Borrower (excluding taxation of the overall net income of any Lender or applicable Lending Installation imposed by the jurisdiction in which such Lender or Lending Installation is incorporated or has its principal place of business), or changes the basis of taxation of principal, interest or any other payments to any Lender or Lending Installation in respect of its Loans or other amounts due it hereunder, or

                  (b) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Advances), or

                  (c) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining Loans or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with any Loans, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Loans held, or interest received by it, by an amount deemed material by such Lender, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender that portion of such increased expense incurred or resulting in an amount received which such Lender determines is attributable to making, funding and maintaining its Loans and its Commitment.

         3.2. CHANGES IN CAPITAL ADEQUACY REGULATIONS. If a Lender determines the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Loans or its obligation to make Loans hereunder (after taking into account such Lender's policies as to capital adequacy). "CHANGE" means (a) any change after the date of this Agreement in the Risk-Based Capital Guidelines, or (b) any adoption of or change in any law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "RISK-BASED CAPITAL GUIDELINES" means
(a) the risk-based capital guidelines in effect in the United States on the date of this Agreement and (b) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices entitled "International Convergence of Capital Measurements and Capital Standards" and any amendments to such regulations adopted prior to the date of this Agreement. Notwithstanding the foregoing, no Lender shall be entitled to demand compensation pursuant to this SECTION 3.2 if it shall not be the general practice of such Lender to demand such compensation in similar circumstances under comparable provisions of comparable credit agreements.

         3.3. AVAILABILITY OF TYPES OF ADVANCES. If any Lender determines that maintenance of its Eurodollar Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Majority Lenders determine that (a) deposits of a type and maturity appropriate to match fund Eurodollar Advances are not available, or (b) the interest rate applicable to a Type of Advance does not accurately or fairly reflect the cost of making or maintaining such Advance, then the Administrative Agent shall suspend the availability of the affected Type of Advance until such circumstance no longer exists and require any Eurodollar Advances of the affected Type to be repaid.

         3.4. FUNDING INDEMNIFICATION. If any payment of a Eurodollar Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a Eurodollar Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower will indemnify the Administrative Agent and each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Eurodollar Advance.

         3.5. LENDER STATEMENTS; SURVIVAL OF INDEMNITY. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar

Advances to reduce any liability of the Borrower to such Lender under SECTIONS
3.1 and 3.2 or to avoid the unavailability of a Type of Advance under SECTION 3.3, so long as such designation is not disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender to the Borrower (with a copy to the Administrative Agent) as to the amount due, if any, under SECTION 3.1, 3.2 or 3.4. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Advance shall be calculated as though each Lender funded its Eurodollar Advances through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not. The amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of the written statement; PROVIDED, HOWEVER, that no amount shall be payable by the Borrower pursuant to SECTION 3.1, 3.2 or 3.4 with respect to any period commencing more than 120 days before the delivery of the written statement contemplated by this SECTION 3.5. The obligations of the Borrower under SECTIONS 3.1, 3.2 and 3.4 shall survive payment of the Obligations and termination of this Agreement.


                                   ARTICLE IV

                              CONDITIONS PRECEDENT

         4.1. INITIAL LOANS. The Lenders shall not be required to make the initial Advance hereunder unless the Borrower has furnished the following to the Administrative Agent with sufficient copies for the Lenders and the other conditions set forth below have been satisfied, in each case on or before April 30, 1997:

                  (a) CHARTER DOCUMENTS; GOOD STANDING CERTIFICATES. Copies of the certificate of incorporation of the Borrower, together with all amendments thereto, certified by the appropriate governmental officer in its jurisdiction of incorporation, together with a good standing certificate issued by the Secretary of State of the jurisdiction of its incorporation and such other jurisdictions as shall be requested by the Administrative Agent.

                  (b) BY-LAWS AND RESOLUTIONS. Copies, certified by the Secretary or Assistant Secretary of the Borrower, of its by-laws and of its Board of Directors' resolutions authorizing the execution, delivery and performance of the Loan Documents to which the Borrower is a party.

                  (c) SECRETARY'S CERTIFICATE. An incumbency certificate, executed by the Secretary or Assistant Secretary of the Borrower, which shall identify by name and title and bear the signature of the officers of the Borrower authorized to sign the Loan Documents and to make borrowings hereunder, upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower.

                  (d) OFFICER'S CERTIFICATE. A certificate, dated the date hereof, signed by an Authorized Officer of the Borrower, in form and substance satisfactory to the Administrative Agent, to the effect that:
         (i) on such date (both before and after giving effect to the making of any Loans hereunder), no Default or Unmatured Default has occurred and is continuing; (ii) no injunction or temporary restraining order which would prohibit the making of the Loans or the consummation of any of the other transactions contemplated hereby (collectively, including the making of the Loans, the "CLOSING TRANSACTIONS"), or other litigation which could reasonably be expected to have a Material Adverse Effect is pending or, to the best of such Person's knowledge, threatened; (iii) each of the representations and warranties set forth in ARTICLE V of this Agreement is true and correct on and as of such date; and (iv) since December 31, 1996, no event or change has occurred that has caused or evidences a Material Adverse Effect.

                  (e) LEGAL OPINIONS. A written opinion of each of (i) Briggs and Morgan, counsel to the Borrower, substantially in the form of EXHIBIT G-1 hereto, and (ii) Joel H. Gottesman, general counsel of the Borrower, substantially in the form of EXHIBIT G-2 hereto, addressed to the Administrative Agent and the Lenders.

                  (f) NOTES. Notes payable to the order of each of the Lenders duly executed by the Borrower.

                  (g) LOAN DOCUMENTS. Executed originals of this Agreement and each of the Loan Documents, which shall be in full force and effect, together with all schedules, exhibits, certificates, instruments, opinions, documents and financial statements required to be delivered pursuant hereto and thereto.

                  (h) LETTERS OF DIRECTION. Written money transfer instructions with respect to the initial Advances and to future Advances in the form of EXHIBIT J hereto addressed to the Administrative Agent and signed by an Authorized Officer, together with such other related money transfer authorizations as the Administrative Agent may have reasonably requested.

                  (i) TERMINATION OF AGREEMENT. Evidence satisfactory to the Administrative Agent that the Credit Agreement dated as of April 16, 1996 among the Borrower, First Chicago, individually and as administrative agent, and the other financial institutions party thereto has been, or is contemporaneously being, terminated and all amounts due thereunder paid in full.

                  (j) OTHER. Such other documents as the Administrative Agent, any Lender or their counsel may have reasonably requested.

         4.2. EACH FUTURE ADVANCE. The Lenders shall not be required to make any Advance unless on the applicable Borrowing Date:

                  (a) There exists no Default or Unmatured Default and none would result from such Advance;

                  (b) The representations and warranties contained in ARTICLE V (other than SECTION 5.6) are true and correct as of such Borrowing Date;

                  (c) A Ratable Borrowing Notice or Competitive Bid Quote Request shall have been properly submitted; and

                  (d) All legal matters incident to the making of such Advance shall be satisfactory to the Lenders and their counsel.

         Each Ratable Borrowing Notice and Competitive Bid Quote Request with respect to each such Advance shall constitute a representation and warranty by the Borrower that the conditions contained in SECTION 4.2 have been satisfied.


                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Lenders that, both before and after giving effect to the Closing Transactions:

         5.1. CORPORATE EXISTENCE AND STANDING. Each of the Borrower and each Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and is duly qualified and in good standing as a foreign corporation and is duly authorized to conduct its business in each jurisdiction in which its business is conducted or proposed to be conducted except where the failure to be so qualified or authorized may not reasonably be expected to have a Material Adverse Effect.

         5.2. AUTHORIZATION AND VALIDITY. The Borrower has all requisite power and authority (corporate and otherwise) and legal right to execute and deliver (or file, as the case may be) each of the Loan Documents and to perform its obligations thereunder. The execution and delivery by the Borrower of the Loan Documents and the performance of its obligations thereunder have been duly authorized by proper corporate proceedings and the Loan Documents constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

         5.3. COMPLIANCE WTIH LAWS AND CONTRACTS. The Borrower and its Subsidiaries have complied in all material respects with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective properties, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Neither the execution and delivery by the Borrower of the Loan Documents, the application of the proceeds of the Loans or the consummation of the Closing Transactions, nor compliance with the provisions of the Loan Documents, or at the relevant time did, (a) violate any law, rule, regulation (including Regulations G, T, U and X), order, writ, judgment, injunction, decree or award binding on the Borrower or any Subsidiary or the Borrower's or any Subsidiary's charter, articles or certificate of incorporation or by-laws, (b) violate the provisions of or require the approval or consent of any party to any indenture, instrument or agreement to which the Borrower or any Subsidiary is a party or is subject, or by which it, or its respective property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (other than Liens permitted by, the Loan Documents) in, of or on the property of the Borrower or any Subsidiary pursuant to the terms of any such indenture, instrument or agreement, or (c) require any consent of the stockholders of any Person, except for approvals or consents which will be obtained on or before the initial Advance and are disclosed on SCHEDULE 5.3, except for any violation of, or failure to obtain an approval or consent required under, any such indenture, instrument or agreement that could not reasonably be expected to have a Material Adverse Effect.

         5.4. GOVERNMENTAL CONSENTS. No order, consent, approval, qualification, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of, any Governmental Authority, any securities exchange or other Person is or at the relevant time was required to authorize, or is or at the relevant time was required in connection with the execution, delivery, consummation or performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents, the application of the proceeds of the Loans or any other transaction contemplated in the Loan Documents.

         5.5. FINANCIAL STATEMENTS. The Borrower has heretofore furnished to each of the Lenders the December 31, 1996 audited consolidated financial statements of the Borrower and its Subsidiaries (the "FINANCIAL STATEMENTS"). Each of the Financial Statements was prepared in accordance with Agreement Accounting Principles and fairly presents the consolidated financial condition and operations of the Borrower and its Subsidiaries at such date and the consolidated results of their operations for the period then ended.

         5.6. MATERIAL ADVERSE CHANGE. No material adverse change in the business, Property, condition (financial or otherwise), performance, prospects or results of operations of the Borrower and its Subsidiaries taken as a whole has occurred since December 31, 1996.

         5.7. TAXES. The Borrower and its Subsidiaries have filed or caused to be filed on a timely basis and in correct form all United States federal and applicable foreign, state and local tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrower or any Subsidiary, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with Agreement Accounting Principles and as to which no Lien prohibited by Section 6.10 exists. As of the date hereof, the United States income tax returns of the Borrower on a consolidated basis have been audited by the Internal Revenue Service through its Fiscal Year ending December 31, [1991], and there are no pending audits or investigations regarding the Borrower's or its Subsidiaries' federal, foreign, state or local tax returns. No tax liens have been filed and no claims are being asserted with respect to any such taxes which could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of any taxes or other governmental charges are in accordance with Agreement Accounting Principles.

         5.8. LITIGATION AND CONTINGENT OBLIGATIONS. There is no litigation, arbitration, proceeding, inquiry or governmental investigation (including, without limitation, by the Federal Trade Commission) pending or, to the knowledge of any of their officers, threatened against or affecting the Borrower or any Subsidiary or any of their respective properties which could reasonably be expected to have a Material Adverse Effect or to prevent, enjoin or unduly delay the making of the Loans under this Agreement. Neither the Borrower nor any Subsidiary has any material contingent obligations except as set forth on
SCHEDULE 5.8.

         5.9. SUBSIDIARIES. SCHEDULE 5.9 hereto contains an accurate list of all of the existing Subsidiaries as of the date of this Agreement, setting forth their respective jurisdictions of incorporation and the percentage of their capital stock owned by the Borrower or other Subsidiaries.

         5.10. ERISA. Except as disclosed on SCHEDULE 5.10, neither the Borrower nor any other member of the Controlled Group maintains any Single Employer Plans, and no Single Employer Plan has any Unfunded Liability. Neither the Borrower nor any other member of the Controlled Group maintains, or is obligated to contribute to, any Multiemployer Plan or has incurred, or is reasonably expected to incur, any withdrawal liability to any Multiemployer Plan. Each Plan complies in all material respects with all applicable requirements of law and regulations. Neither the Borrower nor any member of the Controlled Group has, with respect to any Plan, failed to make any contribution or pay any amount required under Section 412 of the Code or Section 302 of ERISA or the terms of such Plan. There are no pending or, to the knowledge of the Borrower, threatened claims, actions, investigations or lawsuits against any Plan, any fiduciary thereof, or the Borrower or any member of the Controlled Group with respect to a Plan. Neither the Borrower nor any member of the Controlled Group has engaged in any prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) in connection with any Plan which would subject such Person to any material liability. Within the last five years neither the Borrower nor any member of the Controlled Group has engaged in a transaction which resulted in a Single Employer Plan with an Unfunded Liability being transferred out of the Controlled Group. No Termination Event has occurred or is reasonably expected to occur with respect to any Plan which is subject to Title IV of ERISA.

         5.11. DEFAULTS. No Default or Unmatured Default has occurred and is continuing.

         5.12. FEDERAL RESERVE REGULATIONS. Neither the Borrower nor any Subsidiary is engaged, directly or indirectly, principally, or as one of its important activities, in the business of extending, or arranging for the extension of, credit for the purpose of purchasing or carrying Margin Stock. No part of the proceeds of any Loan will be used in a manner which would violate, or result in a violation of, Regulation G, Regulation T, Regulation U or Regulation X. Neither the making of any Advance hereunder nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation G, Regulation T, Regulation U or Regulation X.

         5.13. INVESTMENT COMPANY; PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Borrower nor any Subsidiary is, or after giving effect to any Advance will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. Neither the Borrower nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         5.14. DISCLOSURE. None of the (a) information, exhibits or reports furnished or to be furnished by the Borrower or any Subsidiary to the Administrative Agent or to any Lender in connection with the negotiation of the Loan Documents, or (b) representations or warranties of the Borrower contained in this Agreement, the other Loan Documents, or any other document, certificate or written statement furnished to the Administrative Agent or the Lenders by or on behalf of the Borrower for use in connection with the transactions contemplated by this Agreement, contained, contains or will contain any untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. There is no fact known to the Borrower (other than matters of a general economic nature) that has had or could reasonably be expected to have a Material Adverse Effect and that has not been disclosed herein or in such other documents, certificates and statements furnished to the Lenders for use in connection with the transactions contemplated by this Agreement.

                                   ARTICLE VI

                                    COVENANTS

         During the term of this Agreement, unless the Majority Lenders shall otherwise consent in writing:

         6.1. FINANCIAL REPORTING. The Borrower will maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with generally accepted accounting principles, consistently applied, and furnish to the Lenders:

                  (a) As soon as practicable and in any event within 90 days after the close of each of its Fiscal Years, an unqualified audit report certified by KPMG Peat Marwick or other independent certified public accountants, acceptable to the Lenders, prepared in accordance with Agreement Accounting Principles on a consolidated basis for itself and its Subsidiaries, including balance sheets as of the end of such period and related statements of income, retained earnings and cash flows.

                  (b) As soon as practicable and in any event within 60 days after the close of the first three Fiscal Quarters of each of its Fiscal Years, for itself and its Subsidiaries, consolidated unaudited balance sheets as at the close of each such period and consolidated statements of income, retained earnings and cash flows for the period from the beginning of such Fiscal Year to the end of such quarter, all certified by its chief financial officer or treasurer and prepared in accordance with Agreement Accounting Principles.

                  (c) concurrently with any delivery of financial statements under (a) or (b) above, a certificate of the chief financial officer or treasurer of the Borrower, substantially in the form of EXHIBIT H hereto, opining on or certifying such statements (i) certifying that no Default or Unmatured Default has occurred or, if such Default or Unmatured Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating compliance with the covenants contained in SECTIONS 6.12.1, 6.12.2 AND 6.12.3;

                  (d) As soon as possible and in any event within ten days after the Borrower knows that any Termination Event has occurred with respect to any Plan, a statement, signed by the chief financial officer or treasurer of the Borrower, describing said Termination Event and the action which the Borrower proposes to take with respect thereto.

                  (e) Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished.

                  (f) Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission.

                  (g) Such other information (including non-financial information) as the Administrative Agent or any Lender may from time to time reasonably request.

         6.2. USE OF PROCEEDS. The Borrower will, and will cause each Subsidiary to, use the proceeds of the Advances to meet the general corporate needs, including commercial paper backup, of the Borrower and its Subsidiaries. The Borrower will not, nor will it permit any Subsidiary to, use any of the proceeds of the Advances to purchase or carry any "margin stock" (as defined in Regulation U) or to finance the Purchase of any Person which has not been approved and recommended by the board of directors (or functional equivalent thereof) of such Person.

         6.3. NOTICE OF DEFAULT. The Borrower will give prompt notice in writing to the Lenders of the occurrence of (a) any Default or Unmatured Default and (b) of any other event or development, financial or other, relating specifically to the Borrower or any of its Subsidiaries (and not of a general economic or political nature) which could reasonably be expected to have a Material Adverse Effect.

         6.4. CONDUCT OF BUSINESS. The Borrower will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and to do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where failure to maintain such authority could not reasonably be expected to have a Material Adverse Effect.

         6.5. TAXES. The Borrower will, and will cause each Subsidiary to, timely file complete and correct United States federal and applicable foreign, state and local tax returns required by applicable law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside.

         6.6. COMPLIANCE WITH LAWS. The Borrower will, and will cause each Subsidiary to, comply with all laws (including ERISA), rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

         6.7. MAINTENANCE OF PROPERTIES. The Borrower will, and will cause each Subsidiary to, do all things necessary to maintain, preserve, protect and keep its Property in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times.

         6.8. INSPECTION. The Borrower will, and will cause each Subsidiary to, permit the Administrative Agent and the Lenders, by their respective representatives and agents, to inspect any of the Property, corporate books and financial records of the Borrower and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Borrower and each Subsidiary, and to discuss the affairs, finances and accounts of the Borrower and each Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Lenders may designate. The Borrower will keep or cause to be kept, and cause each Subsidiary to keep or cause to be kept, appropriate records and books of account in which complete entries are to be made reflecting its and their business and financial transactions, such entries to be made in accordance with Agreement Accounting Principles consistently applied.

         6.9. MERGERS, SALES OF ASSETS, ETC.

                  (a) The Borrower will not consolidate with or merge into any other corporation or convey, transfer or lease its Property substantially as an entirety to any Person, unless:

                           (i) the corporation formed by such consolidation or
                  into which the Borrower is merged or the Person which acquires by conveyance or transfer, or which leases, the Property of the Borrower substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an agreement supplemental hereto, executed and delivered to each other party hereto, in form satisfactory to the Administrative Agent, the due and punctual payment of the Obligations and the performance or observance of every covenant of this Agreement on the part of the Borrower to be performed or observed;

                           (ii) immediately after giving effect to such
                  transaction, no Default or Unmatured Default shall have occurred and be continuing; and

                           (ii) the Borrower shall have delivered to the
                  Administrative Agent an officer's certificate and an opinion of counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental agreement comply with this paragraph (a) and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  (b) Upon any consolidation by the Borrower with or merger by the Borrower into any other corporation or any conveyance, transfer or lease of the Property of the Borrower substantially as an entirety in accordance with paragraph (a) above, the successor corporation formed by such consolidation or into which the Borrower is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Borrower under the Loan Documents with the same effect as if such successor corporation had been named as the Borrower herein.

         6.10. LIENS. The Borrower will not, nor will it permit any Subsidiary to, create, incur or assume any Lien on the Property of the Borrower or any Subsidiary to secure any obligation incurred, issued, assumed or guaranteed by the Borrower or any Subsidiary, except:

                  (a) any Lien existing on any Property or shares of stock of a corporation at the time the corporation becomes a Subsidiary or merges into or consolidates with the Borrower or any Subsidiary;

                  (b) any Lien existing on any Property at the time the Borrower or any Subsidiary acquires such property; PROVIDED, HOWEVER, that such Lien may not extend to any other Property owned by the Borrower or any Subsidiary at the time (or after the time) such Lien is created, incurred or assumed;

                  (c) any Lien securing Indebtedness incurred to finance all or part of the purchase price or cost of construction of Property of the Borrower or any Subsidiary; PROVIDED that (i) such Lien does not extend to any other Property owned by the Borrower or any Subsidiary at the time (or after the time) the Lien is created, incurred or assumed, except that, in the case of a Lien incurred to finance construction on real property, such Lien may extend to unimproved real property on which the construction takes place and (ii) the Indebtedness secured by such Lien may not be incurred more than 120 days after the later of the acquisition, completion of construction or commencement of full operation of the Property subject to such Lien;

                  (d) any Lien securing Indebtedness of any Subsidiary owing to the Borrower or any other Subsidiary;

                  (e) Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves shall have been set aside on its books in accordance with Agreement Accounting Principles;

                  (f) Liens imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

                  (g) Liens arising out of pledges or deposits made in the ordinary course of business in connection with worker's compensation laws, unemployment insurance, old age pensions and other social security or retirement benefits, and statutory obligations and other similar obligations;

                  (h) any Lien arising out of a judgment, decree or court order, so long as any appropriate legal proceeding that may have been initiated for review shall not have been finally terminated or so long as the period within which such proceeding may be initiated shall not have expired or such Lien arises in connection with any other proceeding or action at law or in equity; PROVIDED that no proceeding to enforce such Lien has been commenced and the aggregate amount secured by all such Liens shall not at any time exceed $10,000,000;

                  (i) any Lien on chattel paper, instruments or other rights to payment of the Borrower or any Subsidiary, or cash deposited or otherwise subjected to such Lien, (i) as a basis for the issuance of Letters of Credit, to secure repurchase obligations arising in connection with securities repurchase agreements entered into in the ordinary course of business or in aid of other similar borrowing arrangements, or (ii) arising in connection with the Borrower's securitizations of such rights to payment conducted in the ordinary course of business;

                  (j) any Lien on Property (or any receivables arising in connection with the lease thereof) acquired by the Borrower or any Subsidiary through repossession, foreclosure or like proceeding, or securing Indebtedness incurred at the time of such acquisition or at any time thereafter to finance all or part of the cost of maintenance, improvement or construction relating thereto; PROVIDED that such Lien does not apply to any other Property of the Borrower or any Subsidiary, except that, in the case of any such Lien incurred to finance construction on real property, such Lien may extend to unimproved real property on which the construction takes place;

                  (k) any Lien incurred or deposit or pledge made or given in the ordinary course of business in connection with, or to secure payment of, indemnity, performance or other similar bonds;

                  (l) any encumbrance in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, and landlord's liens under leases on the premises rented, which do not materially detract from the value of such property or impair the use thereof in the business of the Borrower and its Subsidiaries;

                  (m) any Lien (an "EXTENDED LIEN") extending, renewing or replacing in whole or in part another Lien (an "EXISTING LIEN") permitted by paragraphs (a) through (l) above; PROVIDED that (i) such Extended Lien shall not extend beyond (A) the Property subject to such Existing Lien and (B) improvements and construction on such Property, and (ii) the principal amount of the Indebtedness secured by such Extended Lien may not exceed the principal amount of the Indebtedness secured by such Existing Lien; or

                  (n) any Lien securing Indebtedness of the Borrower or any Subsidiary in a principal amount at any time outstanding that does not exceed the amount, if any, by which (i) 5% of Consolidated Net Tangible Assets exceeds (ii) the aggregate amount of all other Indebtedness of the Borrower and its Subsidiaries outstanding at such time that is secured by Liens on Property of the Borrower and its Subsidiaries, other than Indebtedness secured by Liens permitted by paragraphs (a) through (m) above.

         6.11. INCONSISTENT AGREEMENTS. The Borrower shall not, nor shall it permit any Subsidiary to, enter into any indenture, agreement, instrument or other arrangement which, (a) directly or indirectly prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence of the Obligations, the granting of

Liens to secure the Obligations, the amending of the Loan Documents or the ability of any Subsidiary to (i) pay dividends or make other distributions on its capital stock, (ii) make loans or advances to the Borrower or (iii) repay loans or advances from the Borrower or (b) contains any provision which would be violated or breached by the making of Advances or by the performance by the Borrower of any of its obligations under any Loan Document.

         6.12. FINANCIAL COVENANTS. The Borrower on a consolidated basis with its Subsidiaries shall:

                  6.12.1. NET WORTH. At all times after the date hereof, maintain a minimum Net Worth of at least $750,000,000.

                  6.12.2. FIXED CHARGE COVERAGE RATIO. For the twelve-month period ending on each Fiscal Quarter end, maintain a Fixed Charge Coverage Ratio of not less than 1.25:1.0.

                  6.12.3. DEBT TO EQUITY RATIO. At all times after the date hereof, maintain a Debt to Equity Ratio of not more than 5.0:1.0.


                                   ARTICLE VII

                                    DEFAULTS

         The occurrence of any one or more of the following events shall constitute a Default:

         7.1. Any representation or warranty made or deemed made by or on behalf of the Borrower to the Lenders or the Administrative Agent under or in connection with this Agreement, any other Loan Document, any Loan, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be false in any material respect on the date as of which made.

         7.2. Nonpayment of (a) any principal of any Note when due, or (b) any interest upon any Note or any facility or utilization fee or obligations under any of the Loan Documents within five days after the same becomes due.

         7.3. The breach by the Borrower of any of the terms or provisions of
SECTION 6.2, SECTION 6.3(A) or SECTIONS 6.9 through 6.12.

         7.4. The breach by the Borrower (other than a breach which constitutes a Default under SECTION 7.1, 7.2 or 7.3) of any of the terms or provisions of this Agreement which is not remedied within 30 days after written notice from the Administrative Agent or any Lender.

         7.5. The default by the Borrower or any of its Subsidiaries in the performance of any term, provision or condition contained in any agreement or agreements under which any Indebtedness aggregating an amount equal to or in excess of $25,000,000 was created or is governed, or the occurrence of any other event or existence of any other condition, the effect of any of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of the Borrower or any of its Subsidiaries shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity thereof.

         7.6. The Borrower or any of its Subsidiaries shall (a) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (b) make an assignment for the benefit of creditors, (c) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (d) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (e) take any corporate action to authorize or effect any of the foregoing actions set forth in this SECTION 7.6, (f) fail to contest in good faith any appointment or proceeding described in SECTION 7.7 or (g) become unable to pay, not pay, or admit in writing its inability to pay, its debts generally as they become due.

         7.7. Without the application, approval or consent of the Borrower or any of its Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any of its Subsidiaries or any Substantial Portion of its Property, or a proceeding described in SECTION 7.6(D) shall be instituted against the Borrower or any of its Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 30 consecutive days.

         7.8. For any period of 60 consecutive days there shall be outstanding against the Borrower or any of its Subsidiaries any judgment(s) or order(s) for the payment of money aggregating in excess of $25,000,000, which judgments or orders have not been paid, bonded, otherwise discharged or stayed on appeal or as to which any enforcement action has been commenced.

         7.9. The Unfunded Liabilities of all Plans shall exceed in the aggregate $10,000,000.


                                  ARTICLE VIII

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

         8.1. ACCELERATION. If any Default described in SECTION 7.6 or 7.7 occurs with respect to the Borrower, the obligations of the Lenders to make Loans hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Administrative Agent or any Lender. If any other Default occurs, the Majority Lenders may (or the Administrative Agent, if so directed by the Majority Lenders, shall) terminate or suspend the obligations of the Lenders to make Loans hereunder, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives.

         If, within ten Business Days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans hereunder as a result of any Default (other than any Default as described in SECTION 7.6 or 7.7 with respect to the Borrower) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Majority Lenders (in their sole discretion) shall so direct, the Administrative Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

         8.2. AMENDMENTS. Subject to the provisions of this ARTICLE VIII, the Majority Lenders (or the Administrative Agent with the consent in writing of the Majority Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or waiving any Default or condition hereunder; PROVIDED, HOWEVER, that no such supplemental agreement shall, without the consent of each Lender:

                  (a) Extend the final maturity of any Loan or Note or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest or fees (including facility fees and utilization fees) thereon;

                  (b) Change the percentage specified in the definition of Majority Lenders;

                  (c) Reduce the amount of or extend the date for the mandatory prepayments required under SECTION 2.9, or increase the amount of the Commitment of any Lender hereunder;

                  (d) Extend the Facility Termination Date;

                  (e) Amend this SECTION 8.2;

                  (f) Permit any assignment by the Borrower of its Obligations or its rights hereunder (other than an assignment of such Obligations or rights occurring by operation of law pursuant to a merger or consolidation permitted pursuant to SECTION 6.9).

No amendment of any provision of this Agreement relating to the Administrative Agent shall be effective without the written consent of the Administrative Agent. The Administrative Agent may waive payment of the fee required under
SECTION 12.3.2 without obtaining the consent of any other party to this Agreement.

         8.3. PRESERVATION OF RIGHTS. No delay or omission of the Lenders or the Administrative Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to SECTION 8.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Lenders until the Obligations have been paid in full.


                                   ARTICLE IX

                               GENERAL PROVISIONS

         9.1. SURVIVAL OF REPRESENTATIONS. All representations and warranties of the Borrower contained in this Agreement or of the Borrower or any Subsidiary contained in any Loan Document shall survive delivery of the Notes and the making of the Loans herein contemplated.

         9.2. GOVERNMENTAL REGULATION. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

         9.3. TAXES. Any stamp, documentary or similar taxes, assessments or charges payable or ruled payable by any governmental authority in respect of the Loan Documents shall be paid by the Borrower, together with interest and penalties, if any.

         9.4. HEADINGS. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

         9.5. ENTIRE AGREEMENT. The Loan Documents embody the entire agreement and understanding among the Borrower, the Administrative Agent and the Lenders and supersede all prior agreements and understandings among the Borrower, the Administrative Agent and the Lenders relating to the subject matter thereof other than the fee letter dated March 4, 1997 in favor of First Chicago.

         9.6. SEVERAL OBLIGATIONS; BENEFITS OF THIS AGREEMENT. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Administrative Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

         9.7. EXPENSES; INDEMNIFICATION. The Borrower shall reimburse the Administrative Agent for any costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent) paid or incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery, review, amendment, modification, and administration of the Loan Documents. The Borrower also agrees to reimburse the Administrative Agent and the Lenders for any costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Administrative Agent and the Lenders, which attorneys may be employees of the Administrative Agent or the Lenders) paid or incurred by the Administrative Agent or any Lender in connection with the collection and enforcement of the Loan Documents. The Borrower further agrees to indemnify the Administrative Agent and each Lender, its directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Administrative Agent or any Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or thereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder except to the extent that they arise out of the gross negligence or willful misconduct of the party seeking indemnification. The obligations of the Borrower under this SECTION 9.7 shall survive the termination of this Agreement.

         9.8. NUMBERS OF DOCUMENTS. All statements, notices, closing documents, and requests hereunder shall be furnished to the Administrative Agent with sufficient counterparts so that the Administrative Agent may furnish one to each of the Lenders.

         9.9. ACCOUNTING. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles.

         9.10. SEVERABILITY OF PROVISIONS. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

         9.11. NONLIABILITY OF LENDERS. The relationship between the Borrower and the Lenders and the Administrative Agent shall be solely that of borrower and lender. Neither the

Administrative Agent nor any Lender shall have any fiduciary responsibilities to the Borrower. Neither the Administrative Agent nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations. The Borrower shall rely entirely upon its own judgment with respect to its business, and any review, inspection or supervision of, or information supplied to the Borrower by the Administrative Agent or the Lenders is for the protection of the Administrative Agent and the Lenders and neither the Borrower nor any other Person is entitled to rely thereon. The Borrower agrees that neither the Administrative Agent nor any Lender shall have any liability with respect to, and the Borrower hereby waives, releases and agrees not to sue for, any special, indirect or consequential damages suffered by the Borrower in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby or the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith.

         9.12. CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         9.13. CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS; PROVIDED THAT SUCH PROCEEDINGS MAY BE BROUGHT IN OTHER COURTS IF JURISDICTION MAY NOT BE OBTAINED IN A COURT IN CHICAGO, ILLINOIS.

         9.14. WAIVER OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE

RELATIONSHIP ESTABLISHED THEREUNDER.

         9.15. DISCLOSURE. The Borrower and each Lender hereby (a) acknowledge and agree that First Chicago and/or its Affiliates from time to time may hold other investments in, make other loans to or have other relationships with the Borrower, including, without limitation, in connection with any interest rate hedging instruments or agreements or swap transactions, and (b) waive any liability of First Chicago or such Affiliate to the Borrower or any Lender, respectively, arising out of or resulting from such investments, loans or relationships other than liabilities arising out of the gross negligence or willful misconduct of First Chicago or its Affiliates.

         9.16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower, the Administrative Agent and the Lenders and each party has notified the Administrative Agent that it has taken such action.


                                    ARTICLE X

                            THE ADMINISTRATIVE AGENT

         10.1. APPOINTMENT. First Chicago is hereby appointed Administrative Agent hereunder and under each other Loan Document, and each of the Lenders authorizes the Administrative Agent to act as the agent of such Lender. The Administrative Agent agrees to act as such upon the express conditions contained in this ARTICLE X. The Administrative Agent shall not have a fiduciary relationship in respect of the Borrower or any Lender by reason of this Agreement.

         10.2. POWERS. The Administrative Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder, except any action specifically provided by the Loan Documents to be taken by the Administrative Agent.

         10.3. GENERAL IMMUNITY. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except for its or their own gross negligence or willful misconduct.

         10.4. NO RESPONSIBILITY FOR LOANS, RECITALS, ETC. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be ETC. responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder, (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in ARTICLE IV, except receipt of items required to be delivered to the Administrative Agent and not waived at closing, or (d) the validity, effectiveness, sufficiency, enforceability or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith. The Administrative Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by the Borrower to the Administrative Agent at such time, but is voluntarily furnished by the Borrower to the Administrative Agent (either in its capacity as Administrative Agent or in its individual capacity).

         10.5. ACTION ON INSTRUCTIONS OF LENDERS. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Majority Lenders (or, to the extent required by SECTION 8.2, all Lenders), and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Notes. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

         10.6. EMPLOYMENT OF AGENTS AND COUNSEL. The Administrative Agent may execute any of its duties as Administrative Agent hereunder and under any other Loan Document by or through employees, agents and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Administrative Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

         10.7. RELIANCE ON DOCUMENTS; COUNSEL. The Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent.

         10.8. ADMINISTRATIVE AGENT'S REIMBURSEMENT AND INDEMNIFICATION. The Lenders agree to reimburse and indemnify the Administrative Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (a) for any amounts not reimbursed by the Borrower for which the Administrative Agent is entitled to reimbursement by the Borrower under the Loan Documents, (b) for any other expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents, and (c) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents; PROVIDED that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Administrative Agent. The obligations of the Lenders under this SECTION 10.8 shall survive payment of the Obligations and termination of this Agreement.

         10.9. NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Unmatured Default hereunder unless the Administrative Agent has received written notice from a Lender or the Borrower referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders.

         10.10. RIGHTS AS A LENDER. In the event the Administrative Agent is a Lender, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Administrative Agent, and the term "Lender" or "Lenders" shall, at any time when the Administrative Agent is a Lender, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person. The Administrative Agent, in its individual capacity, is not obligated to remain a Lender.

         10.11. LENDER CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

         10.12. SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Administrative Agent or, if no successor Administrative Agent has been appointed, forty-five days after the retiring Administrative Agent gives notice of its intention to resign. Upon any such resignation, the Majority Lenders shall have the right to appoint, on behalf of the Lenders, a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty days after the resigning Administrative Agent's giving notice of its intention to resign, then the resigning Administrative Agent may appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. If the Administrative Agent has resigned and no successor Administrative Agent has been appointed, the Lenders may perform all the duties of the Administrative Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Administrative Agent shall be deemed to be appointed hereunder until such successor Administrative Agent has accepted the appointment. Any such successor Administrative Agent shall be a commercial bank having capital and retained earnings of at least $50,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Administrative Agent. Upon the effectiveness of the resignation of the Administrative Agent, the resigning Administrative Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation of an Administrative Agent, the provisions of this ARTICLE X shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Loan Documents.

         10.13. CO-AGENTS. There shall be no rights, obligations or liabilities imposed upon the Co-Agents identified on the signature pages of this Agreement by virtue of their status as such.


                                   ARTICLE XI

                            SETOFF; RATABLE PAYMENTS

         11.1. SETOFF. In addition to, and without limitation of, any rights of the Lenders under applicable law, if the Borrower becomes insolvent, however evidenced, or any Default or Unmatured Default occurs, any and all deposits (whether general or special, time or demand, including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender to or for the credit or account of the Borrower may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part hereof, shall then be due.

         11.2. RATABLE PAYMENTS. If any Lender, whether by setoff or otherwise, has payment made to it upon its Loans (other than payments received pursuant to SECTION 3.1, 3.2 or 3.4) in a greater proportion than its pro-rata share of such Loans, such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their Loans. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made. If an amount to be setoff is to be applied to Indebtedness of the Borrower to a Lender, other than Indebtedness evidenced by any of the Notes held by such Lender, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by such Notes.


                                   ARTICLE XII

                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

         12.1. SUCCESSORS AND ASSIGNS. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that (a) the Borrower shall not have the right to assign its rights or Obligations under the Loan Documents (other than an assignment of such rights or Obligations occurring by operation of law pursuant to a merger or consolidation permitted pursuant to
SECTION 6.9), and (b) any assignment by any Lender must be made in compliance with SECTION 12.3. Notwithstanding CLAUSE (B) of this SECTION 12.1, any Lender may at any time, without the consent of the Borrower or the Administrative Agent, assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank; PROVIDED, HOWEVER, that no such assignment to a Federal Reserve Bank shall release the transferor Lender from its obligations hereunder. The Administrative Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with
SECTION 12.3 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Administrative Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

         12.2. PARTICIPATIONS.

         12.2.1. PERMITTED PARTICIPANTS; EFFECT. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("PARTICIPANTS") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

         12.2.2. VOTING RIGHTS. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver which effects any of the modifications referenced in clauses (a) through (f) of SECTION 8.2.

         12.2.3. BENEFIT OF SETOFF. The Borrower agrees that each Participant shall be deemed to have the right of setoff provided in SECTION 11.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents; PROVIDED that each Lender shall retain the right of setoff provided in SECTION 11.1 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in SECTION 11.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with SECTION 11.2 as if each Participant were a Lender.

         12.3. ASSIGNMENTS.

         12.3.1. PERMITTED ASSIGNMENTS. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("PURCHASERS") all or any part of its rights and obligations under the Loan Documents; PROVIDED, HOWEVER, that in the case of an assignment to an entity which is not a Lender or an Affiliate of a lender, such assignment shall be in a minimum amount of $10,000,000. Such assignment shall be substantially in the form of EXHIBIT I hereto or in such other form as may be agreed to by the parties thereto. The consent of the Administrative Agent and, so long as no Default is continuing, the Borrower shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof. Such consent shall not be unreasonably withheld.

         12.3.2. EFFECT; EFFECTIVE DATE. Upon (a) delivery to the Administrative Agent of a notice of assignment, substantially in the form attached as EXHIBIT I to EXHIBIT I hereto (a "NOTICE OF ASSIGNMENT"), together with any consents required by SECTION 12.3.1, and (b) payment of a $3,500 fee to the Administrative Agent for processing such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment. On and after the effective date of such assignment, (a) such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and (b) the transferor Lender shall be released with respect to the percentage of the Aggregate Commitment and Loans assigned to such Purchaser without any further consent or action by the Borrower, the Lenders or the Administrative Agent. Upon the consummation of any assignment to a Purchaser pursuant to this SECTION 12.3.2, the transferor Lender, the Administrative Agent and the Borrower shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their Revolving Credit Commitment, as adjusted pursuant to such assignment.

         12.4. DISSEMINATION OF INFORMATION. The Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "TRANSFEREE") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Borrower and its Subsidiaries.

         12.5. TAX TREATMENT. If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of SECTION 2.18.


                                  ARTICLE XIII

                                     NOTICES

         13.1. GIVING NOTICE. Except as otherwise permitted by SECTION 2.15 with respect to borrowing notices, all notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing, by facsimile, first class U.S. mail or overnight courier and addressed or delivered to such party at its address set forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with first class postage prepaid, return receipt requested, shall be deemed given three Business Days after deposit in the U.S. mail; any notice, if transmitted by facsimile, shall be deemed given when transmitted; and any notice given by overnight courier shall be deemed given when received by the addressee.

         13.2. CHANGE OF ADDRESS. The Borrower, the Administrative Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

                            [signature pages follow]

                                   EXHIBIT A

                                      NOTE
                                 (RATABLE LOAN)

$______________________                                _________________, _____


         Green Tree Financial Corporation, a Delaware corporation (the "Borrower"), promises to pay to the order of _______________________________
(the "Lender") the lesser of the principal sum of __________________ United States Dollars ($_______________) or the aggregate unpaid principal amount of all Ratable Loans made by the Lender to the Borrower pursuant to Sections 2.1.1(a) and 2.2 of the Agreement (as hereinafter defined), in immediately available funds at the main office of The First National Bank of Chic ago in Chicago, Illinois, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Ratable Loans evidenced hereby in full on the Facility Termination Date.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date, amount, applicable interest rate or margin and Interest Period, if applicable, of each Ratable Loan and the date and amount of each principal payment hereunder; provided, however, that neither the failure to so record nor any error in this recordation shall affect the Borrower's obligations under this Note.

         This Note (Ratable Loan) is one of the Notes issued pursuant to, and is entitled to the benefits of, the $750,000,000 (364-day) Credit Agreement, dated as of April 29, 1997 (as the same may be amended, modified, restated or supplemented and in effect from time to time, the "Agreement"), among the Borrower, the lenders named therein, including the Lender, and The First National Bank of Chicago, as Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions g overning this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used but not otherwise defined herein are used with the meanings attributed to them in the Agreement.

                                                GREEN TREE FINANCIAL CORPORATION

                                                By:
                                                   ---------------------------

                                                Title:
                                                      ------------------------

                  SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
            NOTE (RATABLE LOAN) OF GREEN TREE FINANCIAL CORPORATION,
                         DATED ________________, ______





              Principal
              Amount of    Interest Rate      Principal     Unpaid
      Date      Loan       (or Margin)       Amount Paid    Balance
      ----    ---------    -------------     -----------    -------

                                    EXHIBIT B

                                      NOTE
                             (COMPETITIVE BID LOAN)


                                                         ---------------, ------


         Green Tree Financial Corporation, a Delaware corporation (the "Borrower"), promises to pay to the order of ___________________________ (the "Lender") the aggregate unpaid principal amount of all Competitive Bid Loans made by the Lender to the Borrower pursuant to Section 2.3 of the Agreement (as hereinafter defined), in immediately available funds at the main office of The First National Bank of Chicago in Chicago, Illinois, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates determined pursuant to Section 2.3 of the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Competitive Bid Loans evidenced hereby in full on the maturity date thereof.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date, amount, applicable interest rate or margin and Interest Period of each Competitive Bid Loan and the date and amount of each principal payment hereunder; provided, HOWEVER, that neither the failure to so record nor any error in this recordation shall affect the Borrower's obligations under this Note.

         This Note (Competitive Bid Loan) is one of the Notes issued pursuant to, and is entitled to the benefits of, the $750,000,000 (364-day) Credit Agreement, dated as of April 29, 1997 (as the same may be amended, modified, restated or supplemented and in effect from time to time, the "Agreement"), among the Borrower, the lenders named therein, including the Lender, and The First National Bank of Chicago, as Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used but not otherwise defined herein are used with the meanings attributed to them in the Agreement.

                                     GREEN TREE FINANCIAL CORPORATION

                                     By:
                                        ------------------------------

                                     Title:
                                           ---------------------------

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
        NOTE (COMPETITIVE BID LOAN) OF GREEN TREE FINANCIAL CORPORATION,
                       DATED _____________________, ______



              Principal
              Amount of    Interest Rate      Principal     Unpaid
      Date      Loan       (or Margin)       Amount Paid    Balance
      ----    ---------    -------------     -----------    -------

                                   EXHIBIT C


                         COMPETITIVE BID QUOTE REQUEST
                                (Section 2.3.2)

                                                          ________________, ____



To:    The First National Bank of Chicago, as Administrative Agent

From:  Green Tree Financial Corporation (the "Borrower")

Re: $750,000,000 (3-year) Credit Agreement, dated as of April 29, 1997, among the Borrower, The First National Bank of Chicago, individually and as Administrative Agent, and the Lenders parties thereto (the
       "Agreement")


     We hereby give notice pursuant to Section 2.3.2 of the Agreement that we request Competitive Bid Quotes for the following proposed Competitive Bid Advance(s):


     Borrowing Date:  __________________________, _____________

     Principal Amount: $_____________________________________(1)

     Interest Period:  _____________________________________(2)


     Such Competitive Bid Quotes should offer a [Competitive Bid Margin] [Absolute Rate].

     Upon acceptance by the undersigned of any or all of the Competitive Bid Advances offered by Lenders in response to this request, the undersigned shall be deemed to affirm as of such date the representations and warranties made in the Agreement to the extent specified in Section 4.2(b) thereof. Capitalized terms used but not otherwise defined herein are used with the meanings attributed to them in the Agreement.


                              GREEN TREE FINANCIAL CORPORATION


                              By:
                                  -----------------------------------

                              Title:
                                     --------------------------------


(1) Principal amount must be at least $10,000,000 and an integral multiple of $5,000,000.
(2) One, two, three or six months (Eurodollar Auction) or at least 30 days and up to 180 days (Absolute Rate Auction), subject to the provisions of the definitions of Eurodollar Interest Period and Absolute Rate Interest Period.

                                 EXHIBIT D


                     INVITATION FOR COMPETITIVE BID QUOTES

                                (Section 2.3.3)


                                                        _______________, _______


To:  [Name of Lender]

Re: Invitation for Competitive Bid Quotes to Green Tree Financial Corporation (the "Borrower")


     Pursuant to Section 2.3.3 of the $750,000,000 (364-day) Credit Agreement, dated as of April 29, 1997 (the "Agreement"), among the Borrower, the Lenders parties thereto and the undersigned, as Administrative Agent, we are pleased on behalf of the Borrower to invite you to submit Competitive Bid Quotes to the Borrower for the following proposed Competitive Bid Advance(s):


     Borrowing Date:  ___________________, _____

     Principal Amount: $___________

     Interest Period:   ___________


     Such Competitive Bid Quotes should offer a [Competitive Bid Margin] [Absolute Rate]. Your Competitive Bid Quote must comply with Section 2.3.4 of the Agreement and the foregoing terms on which the Competitive Bid Quote Request was made. Capitalized terms used but not otherwise defined herein are used with the meanings attributed to them in the Agreement.

     Please respond to this invitation by no later than 9:00 a.m., Chicago time, on ____________, ____. .


                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                       as Administrative Agent


                                       By:________________________________
                                          Authorized Officer

                                   EXHIBIT E
                             COMPETITIVE BID QUOTE
                                (Section 2.3.4)



                                                         ________________, _____



To:  The First National Bank of Chicago, as Administrative Agent

        Attn:  ________________________
               Financial Services Department
               Fax No.: ________________


Re:  Competitive Bid Quote to Green Tree Financial Corporation (the "Borrower")

     In response to your invitation on behalf of the Borrower dated ________________, ________, we hereby make the following Competitive Bid Quote pursuant to Section 2.3.4 of the Agreement (as hereinafter defined) and on the following terms:

     1.  Quoting Lender: _________________________________

     2.  Person to contact at Quoting Lender:  ____________________

     3.  Borrowing Date: __________________________, _______(1)

     4. We hereby offer to make Competitive Bid Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:



     Principal   Interest    [Competitive       [Absolute    Minimum
     Amount(2)   Period(3)   Bid Margin(4)]      Rate(5)]    Amount(6)
     ---------   ---------   --------------     ---------    --------
     $




-------------------
(1) As specified in the related Invitation for Competitive Bid Quotes.
(2) Principal amount bid for each Interest Period may not exceed principal amount requested. Principal amount bid must be at least $10,000,000 and an integral multiple of $5,000,000.
(3) One, two, three or six months (Eurodollar Auction) or at least 30 days and up to 180 days (Absolute Rate Auction), as specified in the related Invitation for Competitive Bid Quotes.
(4) Competitive Bid Margin over or under the Eurodollar Base Rate determined for the applicable Interest Period. Specify percentage (rounded to the nearest 1/100 of 1%) and specify whether "PLUS" or "MINUS".
(5) Specify rate of interest per annum (rounded to the nearest 1/100 of 1%).
(6) Specify minimum amount which the Borrower may accept (see Section 2.3.4(b)(iv)).

     We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the $750,000,000 (3-year) Credit Agreement, dated as of April 29, 1997 (the "Agreement"), among the Borrower, the Lenders parties thereto and yourself, as Administrative Agent, irrevocably obligates us to make the Competitive Bid Loan(s) for which any offer(s) are accepted, in whole or in part.



                                   Very truly yours,



                                   [NAME OF LENDER]



                                   By:
                                      --------------------------------------
                                       Authorized Officer

                                   EXHIBIT F

                                     NOTE
                               (SWING LINE LOAN)



$________________                                                 April __, 1997



          Green Tree Financial Corporation, a Delaware corporation (the "Borrower"), promises to pay to the order of __________________________ (the "Lender") the lesser of the principal sum of ______________________ United States Dollars ($__________) or the aggregate unpaid principal amount of all Swing Line Loans made by the Lender to the Borrower pursuant to Section 2.4 of the Agreement (as hereinafter defined), in immediately available funds at the main office of The First National Bank of Chicago in Chicago, Illinois, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement.

          The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Swing Line Loan and the date and amount of each principal payment hereunder; provided, however, that neither the failure to so record nor any error in this recordation shall affect the Borrower's obligations under this Note.

          This Note (Swing Line Loan) is one of the Notes issued pursuant to, and is entitled to the benefits of, the $750,000,000 (3-year) Credit Agreement,
dated as of April   , 1997 (as the same may be amended, modified, restated or
supplemented and in effect from time to time, the "Agreement") among the Borrower, the lenders named therein, including the Lender, and The First National Bank of Chicago, as Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used but not otherwise defined herein are used with the meanings attributed to them in the Agreement.


                                       GREEN TREE FINANCIAL CORPORATION


                                       By:_________________________________

                                       Title:______________________________

                  SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                      TO
          NOTE (SWING LINE LOAN) OF GREEN TREE FINANCIAL CORPORATION
                           DATED ____________, ____





              Principal
              Amount of    Interest Rate      Principal     Unpaid
      Date      Loan       (or Margin)       Amount Paid    Balance
      ----    ---------    -------------     -----------    -------

                                                              WINSTON & STRAWN
                                                              DRAFT DATED 4/7/97



                                  EXHIBIT G-1

                      Opinion of Counsel to the Borrower



                                April __, 1997


The First National Bank of Chicago, as Administrative Agent
One First National Plaza
Chicago, Illinois 60670

     and

Each of the Financial Institutions
identified on Schedule I hereto


Ladies and Gentlemen:


          We have acted as counsel for Green Tree Financial Corporation, a Delaware corporation (the "Borrower"), in connection with the agreements listed below, each dated the date hereof:

     (a) the $750,000,000 [(364-day)] [(3-year)] Credit Agreement (the "Credit Agreement") by and among the Borrower, the financial institutions signatory thereto (the "Lenders") and The First National Bank of Chicago ("First Chicago"), as administrative agent (the
          "Administrative Agent");

     (b) the Ratable Notes by the Borrower in favor of each of the Lenders (the "Ratable Notes")[; and]

     (c) the Competitive Bid Notes by the Borrower in favor of each of the Lenders (the "Competitive Bid Notes")[; and

     (d) the Swing Line Notes by the Borrower in favor of each of First Chicago and First Bank National Association (the "Swing Line Notes")](1)


The Credit Agreement, the Ratable Notes, [and] the Competitive Bid Notes[, and the Swing Line Notes] are hereinafter referred to collectively as the "Transaction Agreements". Capitalized



-------------------
(1) The 364-day Credit Agreement does not provide for Swing Line Notes. Thus, item (d) should be deleted from the opinion for that Credit Agreement.

terms used but not otherwise defined herein have the meanings ascribed thereto in the Credit Agreement.

     Pursuant to Section 4.1(e) of the Credit Agreement, this opinion letter is delivered to the addresses hereof upon the express instructions and request of our client, the Borrower. For purposes of this opinion letter only, the addresses hereof are deemed to be in privity with this firm.

     We have examined originals, or copies certified or otherwise identified to our satisfaction, of such corporate records, agreements, instruments and documents of the Borrower and certificates and other statements of public officials and corporate officers, and have made such other investigation of fact and law, as we have deemed necessary in connection with the opinions set forth herein. In our examination, we have assumed the genuineness of all documents submitted to us as originals and the conformity to originals of all documents submitted to us as copies.

     Based upon the foregoing, and subject to the comments and exceptions hereinafter set forth, we are of the opinion that:

     1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. The Borrower is duly qualified, in good standing and duly authorized to conduct business as a foreign corporation in the State of Minnesota.

     2. The Borrower has all requisite corporate power and authority to execute, deliver and perform its obligations under each of the Transaction Agreements, to own its assets and to carry on its business as presently conducted.

     3. The execution, delivery and performance by the Borrower of each of the Transaction Agreements and the consummation of the Closing Transactions do not
(a) violate any provision of law, rule or regulation (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), or of any order, writ, judgment, decree, determination or award known to us which is presently in effect having applicability to the Borrower and its Subsidiaries, (b) conflict with or result in a breach of, or constitute a default under, the certificate or articles of incorporation or by-laws of the Borrower, (c) conflict with or result in a breach of, or constitute a default under, any indenture, loan or credit agreement or other agreement or instrument known to us to which the Borrower is a party or by which the Borrower or any of its property is bound, or (d) result in or require the creation or imposition of any Lien of any nature (except Liens permitted under the Credit Agreement) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

     4. Each of the Transaction Agreements has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally which may be in effect and to general principles of equity.

The First National Bank of Chicago, as Administrative Agent
Financial Institutions Identified on Schedule I
April   , 1997
Page 3


     5. No authorization, consent, approval, license, qualification or formal exemption from, or filing, declaration or registration with, any court, governmental agency or other regulatory authority or any securities exchange is required in connection with the execution, delivery or performance by the Borrower of the Transaction Agreements or the consummation of any of the Closing Transactions, except such as have been previously obtained and remain in full force and effect.

     6. There is no action, suit, proceeding, governmental investigation or arbitration pending or, to our knowledge, threatened against the Borrower or any of its material property before any court or arbitrator or any governmental or administrative body, agency or official which challenges the validity, or seeks to enjoin the performance of, any Transaction Agreement or the consummation of any of the Closing Transactions.

     7. The Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     8. A court applying the conflicts of laws principles applied by the courts of the State of Minnesota will give effect to the choice of law provisions in the Transaction Agreements pursuant to which such agreements are to be governed by the laws of the State of Illinois.

     9. The rates of interest provided in the Credit Agreement do not violate any laws of the State of Minnesota relating to interest or usury.

     Our opinion is subject to the following additional qualifications:

          1. We express no opinion with respect to whether any Administrative Agent, Lender or Participant is required to file a Notice of Business Activities Report under Minnesota Statutes Section 290.371. Any party who is so required and does not file such a report has no cause of action upon which it may bring suit under Minnesota law, except for issues related to its Minnesota tax liability, unless and until it pays all taxes, interest, and civil penalties due the State of Minnesota for all periods, or provides for their payment by security or bond. Insofar as our opinion may relate to the enforceability of any agreement under Minnesota law or in a Minnesota court, we have assumed that any party seeking to enforce such agreement has at all times been, and will continue at all times to be, exempt from the requirement of filing a Notice of Business Activities Report

The First National Bank of Chicago, as Administrative Agent
Financial Institutions Identified on Schedule I
April   , 1997
Page 4


     or, if not exempt, has, prior to the date of such enforcement, made such filing and paid any such taxes, interest and civil penalties due. Subject to such restrictions upon the ability of the Administrative Agent or any Lender to enforce the Loan Documents prior to the filing of a Notice of Business Activities Report and the payment of any such taxes, interest and civil penalties, the failure of the Administrative Agent or any Lender to make such filing or to pay any such taxes, interest and civil penalties
     (a) does not and will not affect or impair the enforceability of any Loan Documents and (b) does not and will not affect the ability of the Administrative Agent or any Lender which has made such filing and paid any such taxes, interest and civil penalties to enforce the Loan Documents in accordance with their respective terms.

          2. We express no opinion with respect to the validity and enforceability of (a) any remedies insofar as any party exercising such remedies may take any action which is arbitrary or capricious, unreasonable, not in good faith, or not commercially reasonable;
     (b) provisions to the effect that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy or which purport to render ineffective any waiver, modification or amendment not in writing; and (c) the waiver of inconvenient forum set forth in Section 9.13 of the Credit Agreement.

          3. We express no opinion with respect to the ability of any party to collect or be reimbursed for costs and expenses, including attorneys' fees, to the extent (a) its rights may be limited to reasonable fees and expenses as determined by a court; or (b) it is not the prevailing party in the action.

          4. With respect to our opinion in paragraph 8, above, we do not opine that a court applying Minnesota conflicts of laws principles would recognize the laws of the State of Illinois as the governing law with respect to every issue that might arise under the Transaction Agreements. Under Minnesota choice of law rules, a Minnesota court will apply Minnesota law to determine whether the law at issue is procedural or substantive and if procedural will apply Minnesota law. If the law at issue is substantive, decisions are made on a case-by-case, issue-by-issue basis. Generally, Minnesota courts enforce contractual choice of law provisions, so long as application of the chosen law is consistent with constitutional requirements.

          5. This opinion is limited to the laws of the State of Minnesota, the General Corporation Law of the State of Delaware and the federal laws of the United States of America. With respect to matters involving the laws of the State of Illinois, we have assumed with your permission that the laws of such state are identical to the laws of the

The First National Bank of Chicago, as Administrative Agent
Financial Institutions Identified on Schedule I
April   , 1997
Page 5


     State of Minnesota.

     This opinion is rendered solely for the benefit of the Lenders, the Administrative Agent, and any party that becomes a Participant, Lender or Administrative Agent under the Credit Agreement after the date hereof pursuant to the Credit Agreement. No copies of this opinion may be delivered or furnished to any other party nor may all or portions of this opinion be quoted, circulated or referred to in any other document without our prior written consent, except that copies of this opinion may be provided to any party entitled to rely upon this opinion or to any regulatory agency having supervisory authority over any party entitled to rely upon this opinion, and except that this opinion may be used in connection with the assertion of a defense as to which this opinion is relevant and necessary or in response to a court order.



                                    Very truly yours,



                                    Briggs and Morgan, P.A.

                                  EXHIBIT G-2


                  Opinion of General Counsel to the Borrower


                                 April __, 1997


The First National Bank of Chicago, as Administrative Agent
One First National Plaza
Chicago, Illinois 60670

     and

Each of the Financial Institutions
identified on Schedule I hereto

Ladies and Gentlemen:

          I am the Senior Vice President and General Counsel of Green Tree Financial Corporation, a Delaware corporation (the "Borrower"). In that capacity I have reviewed the agreements listed below, each dated the date hereof:

     (a) the $750,000,000 [(364-day)] [(3-year)] Credit Agreement (the "Credit Agreement") by and among the Borrower, the financial institutions signatory thereto (the "Lenders") and The First National Bank of Chicago ("First Chicago"), as administrative agent (the
          "Administrative Agent");

     (b) the Ratable Notes by the Borrower in favor of each of the Lenders (the "Ratable Notes")[; and]

     (c) the Competitive Bid Notes by the Borrower in favor of each of the Lenders (the "Competitive Bid Notes")[; and

     (d) the Swing Line Notes by the Borrower in favor of each of First Chicago and First Bank National Association (the "Swing Line Notes")].(1)


The Credit Agreement, the Ratable Notes, [and] the Competitive Bid Notes[, and the Swing Line Notes] are hereinafter referred to collectively as the "Transaction Agreements." Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the Credit Agreement.

--------------------
(1) The 364-day Credit Agreement does not provide for Swing Line Notes. Thus item (d) should be deleted from the opinion for that Credit Agreement.

     This opinion is delivered to the addressees hereof pursuant to Section 4.1(e) of the Credit Agreement.

     I have examined originals, or copies certified or otherwise identified to my satisfaction, of such corporate records, agreements, instruments and documents of the Borrower and certificates and other statements of public officials and corporate officers, and have made such other investigation of fact and law, as I have deemed necessary in connection with the opinions set forth herein. In my examination, I have assumed the genuineness of all documents submitted to me as originals and the conformity to originals of all documents submitted to me as copies.

     Based upon the foregoing, and subject to the comments and exceptions hereinafter set forth, I am of the opinion that:

     1. The Borrower is duly qualified, in good standing and duly authorized to conduct business as a foreign corporation in the jurisdictions specified in
Schedule II hereto.

     2. The execution, delivery and performance by the Borrower of each of the Transaction Agreements and the consummation of the Closing Transactions do not
(a) conflict with or result in a breach of, or constitute a default under, the certificate or articles of incorporation or by-laws of any Subsidiary, (b) conflict with or result in a breach of, or constitute a default under, any indenture, loan or credit agreement or other agreement or instrument known to me to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary or any of its property is bound, or (c) result in or require the creation or imposition of any Lien of any nature (except Liens permitted under the Credit Agreement) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower or any Subsidiary.

     3. There is no action, suit, proceeding, governmental investigation or arbitration pending or threatened against the Borrower or any of its material property before any court or arbitrator or any governmental or administrative body, agency or official which could reasonably be expected to have a Material Adverse Effect.

     This opinion is rendered solely for the benefit of the Lenders, the Administrative Agent, and any party that becomes a Participant, Lender or Administrative Agent under the Credit Agreement after the date hereof pursuant to the Credit Agreement. No copies of this opinion may be delivered or furnished to any other party nor may all or portions of this opinion be quoted, circulated or referred to in any other document without my prior written consent, except that copies of this opinion may be provided to any party entitled to rely upon this opinion or to any regulatory agency having supervisory authority over any party entitled to rely upon this opinion, and except that this opinion may be used in connection with the assertion of a defense as to which this opinion is relevant and necessary or in response to a court order.



                                    Very truly yours,



                                    Joel H. Gottesman,

The First National Bank of Chicago, as Administrative Agent
Financial Institutions Identified on Schedule I
April   , 1997
Page 3




                                    Senior Vice President
                                       and General Counsel

                                 EXHIBIT H

                            COMPLIANCE CERTIFICATE

          I, _________________, certify that I am the [chief financial officer/treasurer] of Green Tree Financial Corporation (the "Borrower"), and that as such I am authorized to execute this Compliance Certificate on behalf of the Borrower, and DO HEREBY FURTHER CERTIFY on behalf of the Borrower that:

     1. I have reviewed the terms of that certain $750,000,000 (364-day) Credit Agreement, dated as of April 29, 1997, among the Borrower, the financial institutions named therein (the "Lenders") and The First National Bank of Chicago, as administrative agent (the "Administrative Agent") (as amended, restated, supplemented or modified from time to time, the "Credit Agreement"), and I have made, or have caused to be made by employees or agents under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries (as this and other capitalized terms used but not defined herein are defined in the Credit Agreement) during the accounting period covered by the attached financial statements;

     2. The examinations described in paragraph 1 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Unmatured Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below; and

     3. Schedule I attached hereto sets forth financial data and computations evidencing compliance with the covenants set forth in Section 6.12 of the Credit Agreement, all of which data and computations are true, complete and correct.

         Described below are the exceptions, if any, to paragraph 2, listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

     The foregoing certifications, together with the computations set forth in
Schedule I hereto and the financial statements delivered with this Compliance Certificate in support hereof, are made and delivered this ______ day of ______________, ____.



                                       GREEN TREE FINANCIAL CORPORATION


                                       By:
                                           ---------------------------------

                                       Title:
                                             -------------------------------

                                  SCHEDULE I
                                  ----------

SECTION 6.12.1 -- NET WORTH
---------------------------

1.  Required Net Worth                                              $750,000,000
2.  Actual Net Worth                                                $

SECTION 6.12.2 -- FIXED CHARGE COVERAGE RATIO
---------------------------------------------

1.  Required Fixed Charge Coverage Ratio                            1.25 to 1.0
2.  Actual Fixed Charge Coverage Ratio:

    (a)  Net Income                                                 $

    (b)  income and franchise taxes paid or accrued                 $

    (c)  Interest Expense                                           $

    (d)  income from discontinued operations                        $

    (e)  extraordinary gains resulting from changes in the
         application of Agreement Account Principles                $

    (f)  Adjusted EBIT ((a) plus (b) plus (c) minus (d)
         minus (e))                                                 $

    (g)  Ratio of (f) to (c)                                        _____ to 1.0

SECTION 6.12.3 -- DEBT TO EQUITY RATIO
--------------------------------------

1.  Required Debt to Equity Ratio                                   5.0 to 1.0

2.  Actual Debt to Equity Ratio:

    (a)  Consolidated Debt                                          $

    (b)  Net Worth                                                  $

    (c)  Ratio (a) to (b)                                           _____ to 1.0

                                 EXHIBIT I

                             ASSIGNMENT AGREEMENT



     This Assignment Agreement (this "Assignment Agreement") between _______________________________ (the "Assignor") and
_______________________________ (the "Assignee") is dated as of
____________________, ____. The parties hereto agree as follows:


     1. PRELIMINARY STATEMENT. The Assignor is a party to a Credit Agreement (which, as it may be amended, supplemented, modified, renewed or extended from time to time, is herein called the "Credit Agreement") described in Item 1 of
Schedule 1 attached hereto. Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the Credit Agreement.

     2. ASSIGNMENT AND ASSUMPTION. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement relating to the Loans and the other Loan Documents. The aggregate Commitment (or Loans, if the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4 of
Schedule 1.

     3. EFFECTIVE DATE. The effective date of this Assignment Agreement (the "Effective Date") shall be the later of the date specified in Item 5 of Schedule 1 or two Business Days (or such shorter period agreed to by the Administrative Agent) after a Notice of Assignment substantially in the form of Exhibit I attached hereto has been delivered to the Administrative Agent. Such Notice of Assignment must include any consents required to be delivered to the Administrative Agent pursuant to Section 12.3.1 of the Credit Agreement. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date under Section 4 hereof are not made on the proposed Effective Date. The Assignor will notify the Assignee of the proposed Effective Date no later than the Business Day prior to the proposed Effective Date. As of the Effective Date, (a) the Assignee shall have the rights and obligations of a Lender under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder, and (b) the Assignor shall relinquish its rights and be released from its corresponding obligations under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder.

     4. PAYMENT OBLIGATIONS. On and after the Effective Date, the Assignee shall be entitled to receive from the Administrative Agent all payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee shall advance funds directly to the Administrative Agent with respect to all Loans and reimbursement payments made on or after the Effective Date with respect to the interest assigned hereby. [In consideration for the sale and assignment of Loans hereunder, (a) the Assignee shall pay the Assignor, on the Effective Date, an amount equal to the principal amount of the portion of all Alternate Base Rate Loans assigned to the Assignee hereunder, and (b) with respect to each Eurodollar Loan or Absolute Rate Loan made by the Assignor and assigned to the Assignee hereunder which is outstanding on the Effective Date, (i) on the last day of the Interest Period therefor, (ii) on such earlier date agreed to by the Assignor and the Assignee, or (iii) on the date on which any such Eurodollar Loan or Absolute Rate Loan either becomes due (by acceleration or otherwise) or is prepaid (the date as described in the foregoing clauses (i), (ii) or (iii) being hereinafter referred to as the "Payment Date"), the Assignee shall pay the Assignor an amount equal to the principal amount of the portion of such Eurodollar Loan or Absolute Rate Loan assigned to the Assignee which is outstanding on the Payment Date. If the Assignor and the Assignee agree that the Payment Date for such Eurodollar Loan or Absolute Rate Loan shall be the Effective Date, they shall agree to the interest rate applicable to the portion of such Loan assigned hereunder for the period from the Effective Date to the end of the existing Interest Period applicable to such Eurodollar Loan or Absolute Rate Loan (the "Agreed Interest Rate") and any interest received by the Assignee in excess of the Agreed Interest Rate shall be remitted to the Assignor. In the event interest for the period from the Effective Date to, but not including, the Payment Date is not paid by the Borrower with respect to any Eurodollar Loan or Absolute Rate Loan sold by the Assignor to the Assignee hereunder, the Assignee shall pay to the Assignor interest for such period on the portion of such Eurodollar Loan or Absolute Rate Loan sold by the Assignor to the Assignee hereunder at the applicable rate provided by the Credit Agreement. In the event a prepayment of any Eurodollar Loan or Absolute Rate Loan which is existing on the Payment Date and assigned by the Assignor to the Assignee hereunder occurs after the Payment Date but before the end of the Interest Period applicable to such Eurodollar Loan or Absolute Rate Loan, the Assignee shall remit to the Assignor the excess of the prepayment penalty paid with respect to the portion of such Eurodollar Loan or Absolute Rate Loan assigned to the Assignee hereunder over the amount which would have been paid if such prepayment penalty was calculated based on the Agreed Interest Rate. The Assignee will also promptly remit to the Assignor (x) any principal payments received from the Administrative Agent with respect to Eurodollar Loans and Absolute Rate Loans prior to the Payment Date, and (y) any amounts of interest on Loans and fees received from the Administrative Agent which relate to the portion of the Loans assigned to the Assignee hereunder for periods prior to the Effective Date, in the case of Alternate Base Rate Loans, or the Payment Date, in the case of Eurodollar Loans and Absolute Rate Loans, and not previously paid by the Assignee to the Assignor.]* In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

* Each Assignor may insert its standard payment provisions in lieu of the payment terms included in this Exhibit.

     5.  REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE

ASSIGNOR'S LIABILITY. The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim created by the Assignor. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (a) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectibility of any Loan Document, [including, without limitation, documents granting the Assignor and the other Lenders a security interest in assets of any Borrower or any guarantor], (b) any representation, warranty or statement made in or in connection with any of the Loan Documents, (c) the financial condition or creditworthiness of any Borrower [or any guarantor], (d) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (e) inspecting any of the Property, books or records of any Borrower, [(f) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans], or (g) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

*    include bracketed language if applicable.

     6. REPRESENTATIONS OF THE ASSIGNEE. The Assignee (a) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (b) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (e) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, (f) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, [and (g) attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes].*

* to be inserted if the Assignee is not incorporated under the laws of the United States, or a state thereof.

     7. INDEMNITY. The Assignee agrees to indemnify and hold the Assignor harmless against any and all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment Agreement. The obligations of the Assignee under this Section 7 shall survive the payment of all amounts hereunder and the termination of this Agreement.

     8. SUBSEQUENT ASSIGNMENTS. After the Effective Date, the Assignee shall have the right pursuant to and in accordance with Section 12.3 of the Credit Agreement to assign the rights which are assigned to the Assignee hereunder to any entity or person; provided that (a) any such subsequent assignment does not violate any of the terms and conditions of the Loan Documents or any law, rule, regulation, order, writ, judgment, injunction or decree and that any consent required under the terms of the Loan Documents has been obtained, and (b) unless the prior written consent of the Assignor is obtained, the Assignee is not thereby released from its obligations to the Assignor hereunder, if any remain unsatisfied, including, without limitation, its obligations under Sections 4, 6 and 7 hereof.

     9. REDUCTIONS OF AGGREGATE COMMITMENT. If any reduction in the Aggregate Commitment occurs between the date of this Assignment Agreement and the Effective Date, the percentage interest specified in Item 3 of Schedule 1 shall remain the same, but the dollar amount purchased shall be recalculated based on the reduced Aggregate Commitment.

     10. ENTIRE AGREEMENT. This Assignment Agreement and the attached Notice of Assignment embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

     11. GOVERNING LAW. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     12. NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement by their duly authorized officers as of the date first above written.


                                    [NAME OF ASSIGNOR]

                                       By:
                                          --------------------------------

                                       Title:
                                             -----------------------------


                                       [NAME OF ASSIGNEE]


                                       By:
                                          --------------------------------

                                       Title:
                                             -----------------------------

                                  SCHEDULE 1
                            TO ASSIGNMENT AGREEMENT


1.  Description and Date of Credit Agreement:

          That certain $750,000,000 (364-day) Credit Agreement, dated as of April 29, 1997, among Green Tree Financial Corporation, the financial institutions named therein and The First National Bank of Chicago, as Administrative Agent.



2.  Date of Assignment Agreement:



3.  Amounts (As of Date of Item 2 above):

    (a)  Total of Commitments (Loans)*
         under Credit Agreement                                 $
                                                                 ------------
    (b)  Assignee's percentage of the
         (Loans)* Commitments purchased
         under the Assignment Agreement**                                    %
                                                                 ------------

4.   Assignee's aggregate (Loan amount)*
     Commitment amount purchased hereunder:                     $
                                                                 ------------
5.   Proposed Effective Date:
                                                                 ------------

Accepted and Agreed:


[NAME OF ASSIGNOR]                    [NAME OF ASSIGNEE]


By:                                   By:
   ---------------------------------     ------------------------------------

Title:                                Title:
      ------------------------------        ---------------------------------

* If a Commitment has been terminated, insert outstanding Loans in place of Commitment

**   Percentage taken to 10 decimal places

               ATTACHMENT TO SCHEDULE 1 TO ASSIGNMENT AGREEMENT

        Attach Assignor's Administrative Information Sheet, which must include notice address for the Assignor and the Assignee

                                   EXHIBIT I
                            TO ASSIGNMENT AGREEMENT



                             NOTICE OF ASSIGNMENT



                                                        ________________, ______



To:       Green Tree Financial Corporation
          500 Landmark Towers
          345 St. Peter Street
          St. Paul, MN  55102

          The First National Bank of Chicago
          One First National Plaza
          Chicago, IL  60670

From:     [NAME OF ASSIGNOR] (the "Assignor")

          [NAME OF ASSIGNEE] (the "Assignee")


     1.  We refer to the Credit Agreement (the "Credit Agreement") described in
Item 1 of Schedule 1 attached hereto. Capitalized terms used but not otherwise defined herein have the meanings attributed to them in the Credit Agreement.

     2. This Notice of Assignment (this "Notice") is given and delivered to the Borrower and the Administrative Agent pursuant to Section 12.3.2 of the Credit Agreement.

     3. The Assignor and the Assignee have entered into an Assignment Agreement, dated as of __________________, ____ (the "Assignment"), pursuant to which, among other things, the Assignor has sold, assigned, delegated and transferred to the Assignee, and the Assignee has purchased, accepted and assumed from the Assignor the percentage interest specified in Item 3 of
Schedule 1 of all outstandings, rights and obligations under the Credit Agreement relating to the facilities listed in Item 3 of Schedule 1, including, without limitation, such interest in the Assignor's Commitment (if applicable) and the Loans owing to the Assignor relating to such facilities. The effective date of the Assignment (the "Effective Date") shall be the later of the date specified in Item 5 of Schedule 1 or two Business Days (or such shorter period as agreed to by the Administrative Agent) after this Notice of Assignment and any consents and fees required by Sections 12.3.1 and 12.3.2 of the Credit Agreement have been delivered to the Administrative Agent; provided that the Effective Date shall not occur if any condition precedent agreed to by the Assignor and the Assignee has not been satisfied.

     4. The Assignor and the Assignee hereby give to the Borrower and the Administrative Agent notice of the assignment and delegation referred to herein. The Assignor will confer with the Administrative Agent before the date specified in Item 5 of
Schedule 1 to determine if the Assignment Agreement will become effective on such date pursuant to Section 3 hereof and will confer with the Administrative Agent to determine the Effective Date pursuant to Section 3 hereof if it occurs thereafter. The Assignor shall notify the Administrative Agent if the Assignment does not become effective on any proposed Effective Date as a result of the failure to satisfy the conditions precedent agreed to by the Assignor and the Assignee. At the request of the Administrative Agent, the Assignor will give the Administrative Agent written confirmation of the satisfaction of the conditions precedent.

     5. The Assignor or the Assignee shall pay to the Administrative Agent on or before the Effective Date the processing fee of $3,500 required by Section
12.3.2 of the Credit Agreement.

     6. If Notes are outstanding on the Effective Date, the Assignor and the Assignee request and direct that the Administrative Agent prepare and cause the Borrower to execute and deliver new Notes or, as appropriate, replacement Notes, to the Assignor and the Assignee. The Assignor and, if applicable, the Assignee each agree to deliver to the Administrative Agent the original Notes received by it from the Borrower upon its receipt of new Notes in the appropriate amount.

     7. The Assignee advises the Administrative Agent that notice and payment instructions are set forth in the attachment to Schedule 1.

     8. Each party consenting to the Assignment in the space indicated below hereby releases the Assignor from any obligations to it which have been assigned to the Assignee. The Assignee hereby represents and warrants that none of the funds, monies, assets or other consideration being used to make the purchase pursuant to the Assignment are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA.

     9. The Assignee authorizes the Administrative Agent to act as its agent under the Loan Documents in accordance with the terms thereof. The Assignee acknowledges that the Administrative Agent has no duty to supply information with respect to the Borrower or the Loan Documents to the Assignee until the Assignee becomes a party to the Credit Agreement.



[NAME OF ASSIGNOR]                  [NAME OF ASSIGNEE]



By:                                   By:
   ---------------------------------     ------------------------------------

Title:                                Title:
      ------------------------------        ---------------------------------

ACKNOWLEDGED AND CONSENTED TO       ACKNOWLEDGED AND CONSENTED
BY THE FIRST NATIONAL BANK OF       TO BY GREEN TREE FINANCIAL
CHICAGO, as Administrative Agent    CORPORATION


By:                                 By:
   -------------------------------     ------------------------------------

Title:                              Title:
      ----------------------------        ---------------------------------


                [Attach photocopy of Schedule 1 to Assignment]

                                   EXHIBIT J

                          MONEY TRANSFER INSTRUCTIONS


The First National Bank of Chicago,
 as Administrative Agent under the
 Credit Agreement described below


Re: $750,000,000 (364-day) Credit Agreement, dated as of April 29, 1997 (as the same may be amended, modified, supplemented or restated from time to time, the "Credit Agreement"), among Green Tree Financial Corporation (the "Borrower"), the Administrative Agent and the Lenders from time to time parties thereto. Terms used but not otherwise defined herein have the meanings assigned thereto in the Credit Agreement


     The Administrative Agent is specifically authorized and directed to act upon the following standing money transfer instructions with respect to the proceeds of Advances or other extensions of credit from time to time until receipt by the Administrative Agent of a specific written revocation of such instructions by the Borrower; provided, however, that the Administrative Agent may otherwise transfer funds as hereafter directed in writing by the Borrower in accordance with Section 13.1 of the Credit Agreement or based on any telephonic notice made in accordance with Section 2.13 of the Credit Agreement.


Customer/Account Name:
                       -------------------------------------------------------

Transfer Funds To:
                   -----------------------------------------------------------

                   -----------------------------------------------------------

                   -----------------------------------------------------------
For Account No.:
                   -----------------------------------------------------------

Reference/Attention To:
                       -------------------------------------------------------


Authorized Officer
(Customer Representative)              Date:______________________, ______



                                       -----------------------------------
(Please Print)                         Signature


Bank Officer Name                      Date:______________________, ______



                                       -----------------------------------
(Please Print)                         Signature

                                                                  EXECUTION COPY


             AMENDMENT NO. 1 AND LIMITED WAIVER TO CREDIT AGREEMENT
             ------------------------------------------------------
                                   (364-DAY)

     This Amendment No. 1 and Limited Waiver (this "Amendment") is entered into as of February 6, 1998 by The First National Bank of Chicago, individually and as administrative agent (the "Administrative Agent"), the other financial institutions signatory hereto and Green Tree Financial Corporation, a Delaware corporation (the "Borrower").

                                    RECITALS
                                    --------

     A. The Borrower, the Administrative Agent and the Lenders are party to that certain $750,000,000 (364-day) Credit Agreement dated as of April 29, 1997 (as amended, the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings set forth in the Credit Agreement.

     B. The Borrower, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement and temporarily waive certain provisions thereof on the terms and conditions set forth below.

     Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

     SECTION 1. REDUCTION OF COMMITMENTS. The Borrower hereby permanently reduces the Aggregate Commitment to $375,000,000 from $750,000,000 in accordance with the terms of Section 2.6(c) of the Credit Agreement and on the "Effective Date" (as defined below) each Lender's Commitment will be reduced on a pro rata basis such that the Commitment of such Lender shall be as specified opposite its signature line on this Amendment. The Lenders hereby waive any requirement of
Section 2.6(c) of the Credit Agreement as to advance written notice of such reduction.

     SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. Upon the "Effective Date" (as defined below), the Credit Agreement shall be amended as follows:

          SECTION 2.1.  DEFINITIONS.

               (A) AMENDED DEFINITIONS. Article I shall be amended by amending the following definitions to read, in their entirety, as follows:

          "Aggregate Commitment" means the aggregate of the Commitments of all the

     Lenders hereunder. The Aggregate Commitment as of the First Amendment Effective Date is $375,000,000.

          "Agreement Accounting Principles" means generally accepted accounting principles as in effect from time to time, applied in a manner consistent with those used in preparing the Financial Statements (except for the application during the Waiver Period (as defined in Section 3 of the First Amendment) of Statement of Financial Accounting Standards No. 125); provided, however, that for purposes of all computations required to be made with respect to compliance by the Borrower with Section 6.12, such term shall mean generally accepted accounting principles as in effect on the date hereof, applied in a manner consistent with those used in preparing the Financial Statements (except for the application during the Waiver Period (as defined in Section 3 of the First Amendment) of Statement of Financial Accounting Standards No. 125).

          "Applicable Eurodollar Margin" means, on any date, subject to the following sentence of this definition, 0.55%; provided that in the event that (a) the Debt Rating is either lower than Baa3 (or the equivalent) by Moody's or lower than BBB- (or the equivalent) by S&P or (b) the Borrower's senior, long-term, unsecured debt is unrated by either Moody's or S&P, "Applicable Eurodollar Margin" means 0.75%. Any change in the Applicable Eurodollar Margin shall be effective as of the date of the change in (or unavailability of ) the Debt Rating giving rise thereto and shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

          "Applicable Facility Fee Percentage" means, on any date, subject to the following sentence of this definition, 0.20%; provided that in the event that (a) the Debt Rating is either lower than Baa3 (or the equivalent) by Moody's or lower than BBB- (or the equivalent) by S&P or (b) the Borrower's senior, long-term, unsecured debt is unrated by either Moody's or S&P, "Applicable Facility Fee Percentage" means 0.25%. Any change in the Applicable Facility Fee Percentage shall be effective as of the date of the change in (or unavailability of ) the Debt Rating giving rise thereto and shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

          "Applicable Utilization Fee Percentage" means zero.

          "Loan Documents" means this Agreement, the Notes, the Security Documents and the other documents and agreements contemplated hereby and executed by the Borrower in favor of the Administrative Agent, the Collateral Agent or any Lender.

               (b) NEW DEFINITIONS.  Article I shall be amended by adding the following definitions to read, in their entirety, as follows:

          "Adjusted Tangible Net Worth" means, at any date, (i) Net Worth plus
     (ii) Subordinated Indebtedness minus (iii) Intangible Assets.

          "Asset Based Receivables" means all amounts payable to the Borrower pursuant to credit facilities between the Borrower or a Subsidiary and a dealer in order to finance the dealer's production, inventory or real property, secured by finished goods inventory, accounts receivable, certain work-in-process, raw materials, component parts, and, in the case of real property, Mortgages, as well as other assets of the dealer.

          "Borrowing Base" means, as of any date of determination ninety percent (90%) of the Collateral Value of Eligible Contracts (other than Asset Based Receivables and Other Eligible Receivables) plus eighty percent (80%) of the Collateral Value of Eligible Contracts consisting of Asset Based Receivables plus the applicable percentage determined by the Administrative Agent in its sole discretion (but in no event more than 90%) of the Collateral Value of Other Eligible Receivables in each case as reported on the Borrowing Base Certificate most recently delivered; provided that the portion of the Borrowing Base attributable to Eligible Contracts which are Wet Loans shall not at any time exceed 40% of the sum of (i) the Aggregate Commitment under the Agreement and (ii) the "Aggregate Commitment" under the Long Term Credit Agreement. In connection with the Borrowing Base, the Administrative Agent is hereby authorized by the Lenders to grant temporary waivers of strict compliance by the Borrower with the eligibility requirements regarding qualification of any assets of the Borrower for the Borrowing Base, when the Administrative Agent deems it appropriate in its sole discretion, so long as the aggregate amount of deviation from strict compliance, based on the Collateral Value so included in the Borrowing Base, does not exceed $10,000,000 at any time.

          "Borrowing Base Certificate" means a certificate executed by the chief financial officer of the Borrower or the treasurer (or other employees of the Borrower so authorized in writing, an original of which shall be delivered to the Administrative Agent and the Collateral Agent, by the chief financial officer or treasurer) substantially in the form attached as Exhibit A to the First Amendment.

          "Cash Equivalents" means (a) cash, (b) short-term obligations of, or fully guaranteed by, the United States of America, (c) commercial paper rated A-1 or better by S&P or P-1 or better by Moody's, (d) demand deposit accounts maintained in the ordinary course of business, (e) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000 and (f) funds which invest solely in any obligations described in clauses (a) through (f); provided that (1) such "Cash Equivalents" are not and would not be designated as "restricted" on the consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with Agreement Accounting Principles and (2) such "Cash Equivalents" are not Investor Payables.

          "Collateral" has the meaning set forth in the Security Agreement

          "Collateral Agent" means the "Collateral Agent" as defined in the Security Agreement.

          "Collateral Value" means with respect to each Contract included in the Borrowing Base on any given day, the lesser of (a) the principal amount of the Contract and (b) the book value of the Contract on the consolidated balance sheet of the Borrower and its Subsidiaries, in accordance with generally accepted accounting principles and, with respect to Interest Only Securities, the book value thereof in accordance with generally accepted accounting principles.

          "Consumer Products" means goods consisting of motorcycles, marine products (including boats, boat trailers and outboard motors), pianos and organs, horse trailers, sport vehicles (including snowmobiles, personal watercraft and all-terrain vehicles), trucks, aircraft, recreational vehicles, other consumer goods financed by the Borrower and its Subsidiaries and included in asset securitization transactions of the Borrower or its Subsidiaries, all in the ordinary course of business, and any other asset as shall be acceptable to the Administrative Agent in its sole discretion.

          "Consumer Products Contracts" means retail installment sales contracts and promissory notes evidencing the financing of, and the grant of a security interest in, a Consumer Product, purchased or originated by the Borrower, or by a Subsidiary and transferred for value to the Borrower, in the ordinary course of business

          "Contracts" means Consumer Products Contracts, Home Equity Contracts, Home Improvement Contracts, MH Contracts, Floor Plan Receivables, Asset Based Receivables and Other Eligible Receivables.

          "Eligible Contracts" means Contracts that meet the respective criteria for each type of Contract set forth in Exhibit B to the First Amendment.

          "First Amendment" means that certain Amendment No. 1 and Limited Waiver to Credit Agreement dated as of February 6, 1998.

          "First Amendment Effective Date" means the "Effective Date" as defined in the First Amendment.

          "Floor Plan Agreement" shall mean an agreement, entered into by the Borrower or a Subsidiary and a manufacturer, as amended or modified from time to time, pursuant to which such manufacturer agrees, among other matters, to repurchase from the Borrower or a Subsidiary, Floor Plan Products sold by such manufacturer to any of its dealers and financed by the Borrower or a Subsidiary under a Wholesale Financing Agreement if the

     Borrower or a Subsidiary acquires possession of such Floor Plan Products because of a default by such dealer under such Wholesale Financing Agreement, voluntary surrender or other circumstances.

          "Floor Plan Products" means the commercial and consumer goods financed by the Borrower and its Subsidiaries for dealers pursuant to a Wholesale Financing Agreement.

          "Floor Plan Receivables" means all amounts payable (including interest, finance charges and other charges) to the Borrower pursuant to a revolving credit agreement between a dealer and the Borrower or its Subsidiaries to finance such dealer's inventory of Floor Plan Products, and the obligation to pay such amounts, in respect of advances made by the Borrower to or on behalf of such dealer, together with the group of writings evidencing such amounts and the security interest created in connection therewith and all of the rights, remedies, powers and privileges thereunder (including under the related Wholesale Financing Agreement) purchased or originated by the Borrower, or by a Subsidiary and transferred for value to the Borrower, in the ordinary course of business .

          "Funded Senior Debt" means, at any date, Consolidated Debt, including, without limitation, Indebtedness secured by Liens permitted pursuant to
     Section 6.10(n) minus Subordinated Indebtedness.

          "Home Equity Contracts" means closed-end home equity loans, each secured by a Mortgage, purchased or originated by the Borrower, or by a Subsidiary and transferred for value to the Borrower, in the ordinary course of business.

          "Home Improvement Contracts" means home improvement contracts and promissory notes, including Secured Home Improvement Contracts, purchased or originated by the Borrower, or by a Subsidiary and transferred for value to the Borrower, in the ordinary course of business.

          "Intangible Assets" means, at any date, the assets of the Borrower and its consolidated Subsidiaries which would be treated as intangibles in accordance with Agreement Accounting Principles.

          "Interest Only Securities" means, at any date, (i) the guaranty fees payable to the Borrower under certain asset pooling and servicing agreements with respect to asset securitization transactions entered into by the Borrower and its Subsidiaries, (ii) the net interest margin or residual interest payable to the Borrower or a wholly-owned Subsidiary of the Borrower with respect to asset securitization transactions entered into by the Borrower and its Subsidiaries and (iii) Servicing Rights.

          "Investor Payables" means all amounts held by the Borrower in trust for the benefit of investors in asset securitization transactions.

          "Land-and-Home Contract" means a MH Contract that is secured by a Mortgage on the real estate on which the related Manufactured Home is situated, and which Manufactured Home is considered or classified as part of the real estate under the laws of the jurisdiction in which it is located.

          "Long Term Credit Agreement" means that certain Credit Agreement (3-year) dated as of April 29, 1997 among the Borrower, the administrative agent named therein and the lenders parties thereto, as amended.

          "Manufactured Home" means a unit of manufactured housing, including all accessions thereto, securing the indebtedness of the obligor under the related Contract.

          "MH Contracts" means the manufactured housing installment sales contracts and installment loan agreements with consumers with respect to Manufactured Homes, including Land-and-Home Contracts, originated or purchased by the Borrower, or by a Subsidiary and transferred for value to the Borrower, in the ordinary course of business.

          "Mortgage" means a mortgage, deed of trust, security deed or similar evidence of a lien on real property.

          "Other Eligible Receivables" means a type of receivable or contract of Borrower incurred in the ordinary course of business which is approved by the Administrative Agent and the Collateral Agent in their sole discretion for inclusion in the Borrowing Base, provided, however that the Collateral Value of such Other Eligible Receivables shall not exceed 5% of the Aggregate Commitment under the Agreement plus the "Aggregate Commitment" under the Long Term Credit Agreement unless Administrative Agent shall have notified the Lenders of the Borrower's request to include such type of Collateral in the Borrowing Base, together with the applicable advance rate and eligibility criteria proposed to be applicable to such Collateral at least 10 Business Days prior to any inclusion of such Collateral in the Borrowing Base and the Administrative Agent during such 10 business day period shall not have received written notice from the Lenders holding more than 33% of the Aggregate Commitments that such Lenders object to the inclusion of such Collateral on such proposed terms. In connection with the Administrative Agent's and Collateral Agent's approval of any type of such receivable or contract, the Administrative Agent shall determine in its sole discretion the criteria for eligibility, and shall notify the Borrower and the Lenders in writing, of such criteria whereupon such criteria shall be incorporated by reference into Exhibit B to the First Amendment.

          "Restated Financial Statements" means, as of any date, the "Restated Financial Statements" as defined in the First Amendment.

          "Secured Home Improvement Contracts" means Home Improvement Contracts secured by a Mortgage owned by the Borrower.

          "Security Agreement" means that certain Security Agreement dated as of the First Amendment Effective Date, satisfactory to the Administrative Agent and the Collateral Agent, granting, upon the occurrence of a Security Event, a first security interest in the assets of the Borrower included in the Borrowing Base, duly executed and delivered by the Borrower in favor of the Collateral Agent, on behalf of the Administrative Agent, the Collateral Agent and the Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

          "Security Documents" means, collectively the Security Agreement and all other agreements, assignments, security agreements, instruments and documents executed pursuant thereto, in each case as the same may at any time be amended, supplemented, restated or otherwise modified and in effect. For purposes of this Agreement, "Security Documents" shall also include all guaranties, security agreements, mortgages, pledge agreements, collateral assignments, subordination agreements and other collateral documents in the nature of any thereof entered into by Borrower or any Subsidiary of Borrower after the date of this Agreement in favor of the Administrative Agent or the Collateral Agent for the benefit of the Lenders in satisfaction of the requirements of this Agreement or any other Security Document.

          "Security Event" means the occurrence of any of the following events:
     (i) the occurrence of a Default or (ii) (A) the Debt Rating is either lower than Baa3 (or the equivalent) by Moody's or lower than BBB- (or the equivalent) by S&P or (B) the Borrower's long-term, senior, unsecured debt is unrated by either Moody's or S&P.

          "Security Perfection Date" means the date as soon as practicable following the occurrence of a Security Event that the Borrower can complete the actions specified in Section 6.13 and in no event later than the date that is twenty one (21) days after the date of the occurrence of a Security Event.

          "Servicing Rights" means the amount reflected as such on a consolidated balance sheet of the Borrower prepared in accordance with generally accepted accounting principles.

          "Subordinated Indebtedness" means, at any time, any Indebtedness of the Borrower the payment of which is contractually subordinated to payment of the Obligations to the written satisfaction of the Administrative Agent. Subordinated Indebtedness shall include, without limitation, (i) the Indebtedness in respect of those certain 10-1/4% Senior Subordinated Notes due June 1, 2002 issued pursuant to that certain Indenture by and between the Borrower and First Wisconsin Trust Company dated as of March 15, 1992 and (ii) any other Indebtedness of the Borrower issued on substantially similar subordination terms and on other terms reasonably satisfactory to the

     Administrative Agent.

          "UCC" means the Uniform Commercial Code as in effect in the applicable jurisdiction.

          "Wet Loans" means, after the occurrence of a Security Event, Contracts which are included in a "Borrowing Base Addition Report" and as to which the Collateral Agent is to receive the "Required Documents" (each of such terms, as defined in the Security Agreement) within 10 Business Days after origination (or purchase from an unaffiliated Person) of such Contract.

          "Wholesale Financing Agreement" shall mean a wholesale financing agreement entered into by the Borrower or a Subsidiary and a dealer in order to finance Floor Plan Products purchased by such dealer from a manufacturer, as amended from time to time.

               (c) DELETED DEFINITIONS. Article I shall be amended by deleting the definitions "Level I Status", "Level II Status", "Level III Status" and "Level IV Status" in their entirety.

          SECTION 2.2. FACILITY AMOUNT; MINIMUM LOAN AMOUNTS; MANDATORY PREPAYMENTS.

          (a) FACILITY AMOUNT. Section 2.1.2 shall be amended to read, in its entirety, as follows:

               "2.1.2. Facility Amount. In no event may the aggregate principal amount of all outstanding Advances (including the Ratable Advances and the Competitive Bid Advances) at any time exceed the lesser of (i) the Aggregate Commitment and (ii) the amount of (1) the Borrowing Base minus (2) the aggregate principal balance of the "Loans" outstanding under the Long Term Credit Agreement.

          (b) REDUCTION IN MINIMUM LOAN AMOUNTS. Section 2.7 shall be amended by deleting the reference to"$10,000,000" and replacing it with "$5,000,000" and by deleting the reference to "$5,000,000" and replacing it with "$1,000,000".

          (c) MANDATORY PREPAYMENTS. Section 2.9 shall be amended to read, in its entirety as follows:

               "2.9. Mandatory Prepayments. If at any time the aggregate principal balance of the Loans outstanding exceeds the lesser of (A) the Aggregate Commitment and (B) the amount of (1) the Borrowing Base minus (2) the aggregate principal balance of the "Loans" outstanding under the Long Term Credit Agreement, the Borrower shall repay immediately its then outstanding Loans or outstanding "Loans" under the Long Term Credit Agreement in such amount as may be necessary to eliminate such excess."

          SECTION 2.3. ADDITIONAL REPRESENTATIONS AND WARRANTIES. Article V shall be amended by adding the following additional Sections 5.15, 5.16 and 5.17 to read, in their entirety, as follows:

               "5.15 Security. Upon the occurrence of a Security Event, the provisions of the Security Documents are effective to create in favor of the Collateral Agent, for the benefit of the Lenders, as security for the repayments of the obligations secured thereby, a legal, valid and enforceable security interest in all right, title and interest of the Borrower in the Collateral, and at all times after the Security Perfection Date will create with respect to the Borrower a fully perfected first lien on, and security interest in, all right, title and interest of the Borrower in all of the Collateral (except for Collateral consisting of Wet Loans which shall become perfected in accordance with the terms of the Security Agreement).

               5.16 No Material adverse Change. Since December 31, 1996 as reflected on the Restated Financial Statements, and except as disclosed in any press release on or before February 6, 1998, no material adverse change in the business, Property, conditions (financial or otherwise), performance, prospects or results of operations, of the Borrower and its Subsidiaries taken as a whole, has occurred.

               5.17. Incorporation of Representations and Warranties of First Amendment The representations and warranties of the Borrower set forth in the First Amendment, which are hereby incorporated herein by reference, are true and correct as of the First Amendment Effective Date."

          SECTION 2.4.   FINANCIAL REPORTING.

          (a) MONTHLY FINANCIAL STATEMENTS AND BORROWING BASE CERTIFICATE. Sections 6.1(c), 6.1(d), 6.1(e) , 6.1(f) and 6.1(g), respectively, shall be amended to be designated as Sections 6.1(f), 6.1(g), 6.1(h) , 6.1(i) and
     6.1(j), respectively.   Section 6.1 shall be amended to add new Sections
     6.1(c), 6.1(d) and 6.1(e) to read, in their entirety, as follows:

               "(c) As soon as practicable and in any event within 30 days after the close of each calendar month, for itself and its Subsidiaries, consolidated unaudited balance sheets as at the close of each such period and consolidated statements of income, retained earnings and cash flows for the period from the beginning of the relevant Fiscal Year to the end of such month, all certified by its chief financial officer or controller and prepared in accordance with Agreement Accounting Principles.

               (d) Within 15 days after the end of each month, and concurrently with each Ratable Borrowing Notice, Competitive Bid Borrowing Notice, and at any other time as the Administrative Agent shall reasonably request, a fully completed Borrowing Base Certificate to the Administrative Agent and the Collateral Agent.

               (e) Within 30 days after the First Amendment Effective Date, (i) for the Fiscal Year ended December 31, 1996, a restated, unqualified audit report certified by KPMG Peat Marwick or other independent certified public accountants acceptable to the Lenders, prepared in accordance with generally accepted accounting principles on a consolidated basis for itself and its Subsidiaries, including balance sheets as of the end of such period and related statements of income, retained earnings and cash flows and (ii) for each of the first three quarters of its Fiscal Year ended December 31, 1997, restated unaudited consolidated balance sheets as at the close of each such period and consolidated statements of income, retained earnings and cash flow for each of the periods from the beginning of such Fiscal Year to the end of such quarter, all certified by its chief financial officer or controller and prepared in accordance with generally accepted accounting principles except for the absence of footnotes.

          (b) MONTHLY COVENANT COMPLIANCE CERTIFICATE. Redesignated Section 6.1(f) shall be further amended (1) by deleting the reference to "(a) and
     (b) above" and replacing it with "(a), (b) and (c) above" and (2) by deleting the reference to "Sections 6.12.1, 6.12.2, and 6.12.3" and replacing it with "Section 6.12".

          SECTION 2.5. ALLOWANCE FOR LIENS UNDER THE SECURITY DOCUMENTS, ALLOWANCE FOR OTHER SECURED FINANCING OF INTEREST ONLY SECURITIES; NO LIENS ON BORROWING BASE.

          (a) Sections 6.10(m) and (n) are amended to be designated as paragraphs (o) and (p), respectively, and by deleting the references to "paragraphs (a) through (l)" and "paragraphs (a) through (m)", respectively, and replacing them with "paragraphs (a) through
     (o)" and "paragraphs (a) through (p)", respectively.

          (b)  Section 6.10 shall be amended by adding new Section 6.10 (m) and
     (n) as follows:

                    "(m) Liens in favor of the Collateral Agent arising under
               the Security Documents;

                    "(n) Liens in favor of parties other than the Collateral
               Agent upon Interest Only Securities (or the stock of Subsidiaries holding assets consisting solely of Interest Only Securities) of the Borrower or any Subsidiary securing Indebtedness for money borrowed after the First Amendment Effective Date provided, however, that to the extent the covenants set forth in the agreement with respect to Indebtedness are more restrictive than the covenants set forth herein, such covenants and all related provisions shall be deemed to be incorporated by reference into this Agreement.

          (c) Section 6.10 shall be further amended by adding at the end the following sentence:

               "Notwithstanding anything in this Section 6.10 to the contrary, the Borrower will not, and will not permit any Subsidiary to, at any time create, incur or assume any Lien on any Property of the Borrower or any Subsidiary included in the Borrowing Base at such time."

          (d) Section 6.11 shall be amended by adding at the end of Section 6.11(a)(i) the following:

               ", provided that the Borrower may, and may permit any Subsidiary to, enter into an indenture, agreement, instrument or other arrangement which may restrict the ability of such Subsidiary to pay dividends or make other distributions on its capital stock but only to the extent that the terms of such arrangement restrict the transfer of the property subject to a Lien permitted by Section 6.10(n)"

          SECTION 2.6. ADJUSTED TANGIBLE NET WORTH. Section 6.12.1 shall be amended in its entirety to read as follows:

               "6.12.1. Adjusted Tangible Net Worth. At all times after the date hereof, maintain a minimum Adjusted Tangible Net Worth of at least $1,422,292,000."

          SECTION 2.7.  MAXIMUM FUNDED SENIOR DEBT.   A new Section 6.12.4 shall
     be
     added to the Credit Agreement which reads as follows:

               "6.12.4. Funded Senior Debt. At all times after the date hereof, not permit its Funded Senior Debt to exceed the sum of (without duplication) (A) 100% of cash and Cash Equivalents, plus (B) 90% of "lease receivables", "commercial finance receivables" (less "commercial finance payables"), "revolving credit receivables" and "other receivables" and "contracts and collateral", as such assets are reflected on the consolidated balance sheet of the Borrower, which has been prepared in a manner consistent with the Borrower's September 30, 1997 balance sheet, plus (C) the lesser of (x) 50% of the Collateral Value of Interest Only Securities and (y) the amount of Indebtedness secured by Liens permitted pursuant to Section 6.10(n).

          SECTION 2.8.  SECURITY EVENT   A new Section 6.13 shall be added to
     the Credit Agreement which reads as follows:

               "6.13. Security Event. If a Security Event occurs, as promptly as practicable after the occurrence of such Security Event, and in any event on or before the Security Perfection Date in respect thereof, the Borrower shall take or cause to be taken the following actions:

                    (a) take all actions required (including where required,
               physical delivery to the Collateral Agent of any of the Collateral, filing of UCC financing statements and execution and delivery of any other Security Documents reasonably requested by the Administrative Agent or the Collateral Agent, to the extent such actions have not already been taken) to cause the Collateral to be delivered under the Security Agreement;

                    (b) deliver to the Administrative Agent, with a counterpart for each Lender, executed legal opinions of such counsel to the Borrower and its Subsidiaries as shall be reasonably acceptable to the Administrative Agent confirming, as of a date not more than 10 days prior to the Security Perfection Date, the opinions rendered on the First Amendment Effective Date by such respective counsel in respect of the creation and perfection of the Collateral Agent's security interest in the Collateral, with such changes therein as the Administrative Agent or the Collateral Agent shall reasonably approve or reasonably request;

          and thereafter from time to time promptly take or cause to be taken all such further actions as shall be requested by the Administrative Agent or the Collateral Agent in order to ensure that the provisions of the Security Agreement are satisfied and the representations and warranties therein with respect to the Collateral are true and correct.

          SECTION 2.9.   DEFAULTS.

               (a) Section 7.3 is amended by deleting the reference to "Sections
     6.9 through 6.12" and replacing it with "Sections 6.9 through 6.13".

               (b) Section 7.5 is amended by deleting the reference to "$25,000,000" and replacing it with "$5,000,000".

               (c) Section 7.8 by deleting the reference to "$25,000,000" and replacing it with "$10,000,000".

               (d) A new Sections 7.10 is added to the Credit Agreement as follows:

          "7.10. (a) any "Default", as such term is defined in the Security Agreement shall occur or (b) the Security Agreement shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Security Agreement.

          SECTION 2.10. RELEASE OF COLLATERAL. A new Section 8.4 shall be added as follows:

               "8.4 Release of Collateral. Except as set forth in the Security Agreement, any amendment or modification of the Security Agreement which provides for the release of all or substantially all of the Collateral shall require the written consent of each Lender. "

          SECTION 2.11. COLLATERAL AGENT. Section 10.1 shall be amended by adding at the end the following sentence:

          "In addition to the foregoing, the Lenders hereby appoint the Collateral Agent to act as such under the terms of the Security Documents and authorize the Collateral Agent to enter into the Security Documents and all obligations of the Lenders thereunder shall be binding upon each Lender as if such Lender had executed the Security Documents. Except as specifically otherwise provided in the Security Agreement, all provisions in this Article X with respect to the Administrative Agent shall also apply to the Collateral Agent."

     SECTION 3. WAIVER. The undersigned Lenders hereby, for the period commencing with the "Effective Date" (as defined below) and ending on April 28, 1998 (the "Waiver Period"), waive only during the Waiver Period (a) any breach of Section 5.5 or 5.14 of the Credit Agreement arising solely out of either (i) the restatement of the Borrower's 1996 audited financial statements as more fully described in the Borrower's January 27, 1998 press release or

(ii) the impact of such adjustment and the application of Statement of Financial Accounting Standards No. 125 upon the consolidated unaudited financial statements of the Borrower and its Subsidiaries for the first three Fiscal Quarters of Fiscal Year 1997 provided to the Lenders by the Borrower pursuant to
Section 6.1 of the Credit Agreement (any such breach being a "Representation Breach"), (b) any failure of the Financial Statements or any other financial statements of the Borrower and its Subsidiaries delivered to the Lenders since December 31, 1996 to have been prepared in accordance with Agreement Accounting Principles so long as such statements were prepared in a manner consistent with the Restated Financial Statements (as defined below), (c) any Default under
Section 7.1 of the Credit Agreement which may have heretofore arisen out of any Representation Breach and (d) any condition to borrowing set forth in Section 4.2(b) of the Credit Agreement which would be satisfied but for any Representation Breach. At the conclusion of the Waiver Period, the waivers set forth above shall be of no further force or effect and all rights of the Lenders with respect to the subject matter thereof shall be reinstated.

     SECTION 4.     [RESERVED]

     SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants that:

               (a) The execution, delivery and performance by the Borrower of this Amendment and the Security Documents have been duly authorized by all necessary corporate action and this Amendment and the Security Documents are legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally;

               (b) Each of the representations and warranties contained in
     Article V of the Credit Agreement (other than Section 5.6 or with respect to the Representation Breach) is true and correct in all material respects on and as of the date hereof as if made on the date hereof;

               (c) None of the execution, delivery or performance by the Borrower of this Amendment and the Security Documents nor the consummation of the transactions contemplated hereby or thereby, nor compliance with the provisions of the Loan Documents, or at the relevant time did, (a) violate any law, rule, regulation (including Regulations G, T, U and X), order, writ, judgment, injunction, decree or award binding on the Borrower or any Subsidiary or the Borrower's or any Subsidiary's charter, articles or certificate of incorporation or by-laws, (b) violate the provisions of or require the approval or consent of any party to any indenture, instrument or agreement to which the Borrower or any Subsidiary is a party or is subject, or by which it, or its respective property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (other than Liens permitted by the Loan Documents) in, of or on the property of the Borrower or any Subsidiary pursuant to the terms of any such indenture, instrument or agreement, or
     (c) require any consent of the stockholders of any Person, except for approvals or consents which will be obtained on or before the Effective Date and are disclosed in writing to the Lenders;

               (d) Attached hereto as Exhibit C are the December 31, 1996, unaudited annual restated consolidated financial statements of the Borrower and its Subsidiaries (the "Restated Financial Statements"), prepared in accordance with generally accepted accounting principles except for the absence of accompanying footnotes and prior to giving effect to adjustments relating to reduced compensation under the CEO bonus plan as a consequence of the Restated Financial Statements. Each of the Restated Financial Statements was prepared in accordance with generally accepted accounting principles and fairly presents the consolidated financial condition and operations of the Borrower and its Subsidiaries at such dates and the consolidated results of their operations for the periods then ended; and

               (e) After giving effect to this Amendment no Default or Unmatured Default has occurred and is continuing.

     SECTION 6. EFFECTIVE DATE. This Amendment shall become effective upon (a) the execution and delivery by the Majority Lenders (without respect to whether it has been executed and delivered by all Lenders) and the Borrower of this Amendment, (b) the payment by the Borrower to the Administrative Agent for the ratable benefit of all of the Lenders of an amendment fee equal to 0.05% of the Commitment (as amended by this Amendment) of each Lender and (c) the satisfaction of all of the following additional conditions (the "Effective Date"):

          (i) Charter Documents; Good Standing Certificates. Copies of the certificate of incorporation of the Borrower, together with all amendments thereto, certified by the appropriate governmental officer in its jurisdiction of incorporation, together with a good standing certificate issued by the Secretary of State of the jurisdiction of its incorporation and such other jurisdictions as shall be requested by the Administrative Agent or a certificate executed by the Secretary or Assistant Secretary of the Borrower to the effect that its certificate of incorporation has not changed since April 29, 1997.

          (ii) By-Laws and Resolutions. Copies, certified by the Secretary or Assistant Secretary of the Borrower, of its by-laws and of its Board of Directors' resolutions authorizing the execution, delivery and performance of the Loan Documents to which the Borrower is a party or a certificate executed by the Secretary or Assistant Secretary of the Borrower to the effect that such by-laws and resolutions have not changed since April 29, 1997.

          (iii) Secretary's Certificate. An incumbency certificate, executed by the Secretary or Assistant Secretary of the Borrower, which shall identify by name and title and bear the signature of the officers of the Borrower authorized to sign this Amendment, the Security Documents and the other documents contemplated hereby and thereby, upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower.

          (iv) Officer's Certificate. A certificate, dated the Effective Date, signed by an Authorized Officer of the Borrower, in form and substance satisfactory to the Administrative Agent, to the effect that: (i) on such date (after giving effect to this Amendment), no Default or Unmatured Default has occurred and is continuing; (ii) no injunction or temporary restraining order which would prohibit the entering into of this Amendment or the consummation of any of the other transactions contemplated hereby, or other litigation which could reasonably be expected to have a Material Adverse Effect is pending or, to the best of such Person's knowledge, threatened; and (iii) each of the representations and warranties set forth in Article V of the Credit Agreement (other than Section 5.6 or with respect to the Representation Breach) is true and correct on and as of such date.

          (v) Legal Opinions. A written opinion of each of (i) Briggs and Morgan, counsel to the Borrower, and (ii) Joel H. Gottesman, general counsel of the Borrower, both in form reasonably satisfactory to the Administrative Agent.

          (vi) Security Documents and Other Documents. Executed originals of each of the Security Documents, together with all schedules, exhibits, certificates, instruments, opinions and documents required to be delivered pursuant to this Amendment and the Security Documents.

          (vii)  Other Amendment.   Evidence satisfactory to the Administrative
     Agent that the First Amendment (as defined in the Short Term Credit Agreement) is, or simultaneously with this Amendment will be, effective.

     SECTION 7.     REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

               (a) Except as specifically amended or waived above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit

     Agreement and any other Loan Document to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

     SECTION 8.     COSTS AND EXPENSES.

               (a) The Borrower hereby affirms its obligation under Section 9.7 of the Credit Agreement to reimburse the Administrative Agent for all reasonable costs, internal charges and out-of-pocket expenses paid or incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys' fees and time charges of attorneys for the Administrative Agent with respect thereto.

               (b) The Borrower hereby agrees that the Borrower shall pay First Chicago Capital Markets, Inc. (the "Arranger") an additional amendment fee pursuant to that certain fee letter dated on or before the date hereof between the Arranger and the Borrower with respect this Amendment.

     SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     SECTION 10. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

     SECTION 11. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.


                            [signature pages follow]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                              GREEN TREE FINANCIAL CORPORATION


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------


Commitments: $[23,125,000]    THE FIRST NATIONAL BANK OF CHICAGO,
-----------                   Individually and as Administrative Agent

                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------



             $[18,125,000]    THE BANK OF TOKYO-MITSUBISHI, LTD.,
                              CHICAGO BRANCH


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------



             $[23,125,000]    FIRST BANK NATIONAL ASSOCIATION


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------

             $[23,125,000]    MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------


             $[18,125,000]    COMMERZBANK AG, CHICAGO BRANCH


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------



             $[18,125,000]    FIRST UNION NATIONAL BANK OF
                              NORTH CAROLINA


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------


             $[18,125,000]    FLEET BANK N.A.


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------

             $[18,125,000]    NATIONSBANK OF TEXAS, N.A.


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------


             $[18,125,000]    UNION BANK OF SWITZERLAND NEW YORK
                              BRANCH


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------

             $[18,125,000]    WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                              NEW YORK BRANCH


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------

             $[12,500,000]    THE BANK OF MONTREAL


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------


             $[12,500,000]    THE BANK OF NEW YORK


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------


             $[12,500,000]    BANQUE NATIONALE DE PARIS


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------


             $[12,500,000]    CANADIAN IMPERIAL BANK OF COMMERCE


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------

             $[12,500,000]    THE CHASE MANHATTAN BANK


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------


             $[12,500,000]    COMERICA BANK


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------


             $[12,500,000]    CREDIT LYONNAIS, NEW YORK BRANCH


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------


             $[6,250,000]     THE ASAHI BANK, LTD.


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------

             $[6,250,000]     BANCA MONTE DEI PASCHI DI SIENA SpA


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------



             $[6,250,000]     BAYERISCHE VEREINSBANK


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------


             $[6,250,000]     THE DAI-ICHI KANGYO BANK, LTD.,
                              CHICAGO BRANCH


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------


             $[6,250,000]     DG BANK DEUTSCHE GENOSSENSCHAFTSBANK,
                              CAYMAN ISLAND BRANCH


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------

             $[6,250,000]     FIRST HAWAIIAN BANK


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------


             $[6,250,000]     FIRSTAR BANK MILWAUKEE, N.A.


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------


             $[6,250,000]     THE FUJI BANK, LIMITED


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------


             $[6,250,000]     THE INDUSTRIAL BANK OF JAPAN, LIMITED


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------

             $[6,250,000]     THE LONG-TERM CREDIT BANK OF JAPAN, LTD.
                              CHICAGO BRANCH


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------


             $[6,250,000]     NORDDEUTSCHE LANDESBANK
                              GIROZENTRALE


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------


             $[6,250,000]     NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------



             $[6,250,000]     THE SUMITOMO BANK, LIMITED,
                              CHICAGO BRANCH


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------

             $[5,000,000]     ARAB BANK, Plc


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------


             $[5,000,000]     BANK HAPOALIM


                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------

                              By:
                                 ----------------------------------------

                              Print Name:
                                         --------------------------------

                              Title:
                                    -------------------------------------



Aggregate
 Commitment  $[375,000,000]

                                                                  EXECUTION COPY


            AMENDMENT NO. 2   AND LIMITED WAIVER TO CREDIT AGREEMENT
            --------------------------------------------------------
                                    (3-YEAR)

     This Amendment No. 2 and Limited Waiver (this "Amendment") is entered into as of February 6, 1998 by The First National Bank of Chicago, individually and as administrative agent (the "Administrative Agent"), the other financial institutions signatory hereto and Green Tree Financial Corporation, a Delaware corporation (the "Borrower").

                                    RECITALS
                                    --------

     A. The Borrower, the Administrative Agent and the Lenders are party to that certain $750,000,000 (3-year) Credit Agreement dated as of April 29, 1997 (as amended, the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings set forth in the Credit Agreement.

     B. The Borrower, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement and temporarily waive certain provisions thereof on the terms and conditions set forth below.

     Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

     SECTION 1. REDUCTION OF COMMITMENTS. The Borrower hereby permanently reduces the Aggregate Commitment to $375,000,000 from $750,000,000 in accordance with the terms of Section 2.6(c) of the Credit Agreement and on the "Effective Date" (as defined below) each Lender's Commitment will be reduced on a pro rata basis such that the Commitment of such Lender shall be as specified opposite its signature line on this Amendment. The Lenders hereby waive any requirement of
Section 2.6(c) of the Credit Agreement as to advance written notice of such reduction.

     SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. Upon the "Effective Date" (as defined below), the Credit Agreement shall be amended as follows:

          SECTION 2.1.  DEFINITIONS.

               (A) AMENDED DEFINITIONS. Article I shall be amended by amending the following definitions to read, in their entirety, as follows:

          "Aggregate Commitment" means the aggregate of the Commitments of all the

     Lenders hereunder. The Aggregate Commitment as of the Second Amendment Effective Date is $375,000,000.

          "Agreement Accounting Principles" means generally accepted accounting principles as in effect from time to time, applied in a manner consistent with those used in preparing the Financial Statements (except for the application during the Waiver Period (as defined in Section 3 of the Second Amendment) of Statement of Financial Accounting Standards No. 125); provided, however, that for purposes of all computations required to be made with respect to compliance by the Borrower with Section 6.12, such term shall mean generally accepted accounting principles as in effect on the date hereof, applied in a manner consistent with those used in preparing the Financial Statements (except for the application during the Waiver Period (as defined in Section 3 of the Second Amendment) of Statement of Financial Accounting Standards No. 125).

          "Applicable Eurodollar Margin" means, on any date, subject to the following sentence of this definition, 0.55%; provided that in the event that (a) the Debt Rating is either lower than Baa3 (or the equivalent) by Moody's or lower than BBB- (or the equivalent) by S&P or (b) the Borrower's senior, long-term, unsecured debt is unrated by either Moody's or S&P, "Applicable Eurodollar Margin" means 0.75%. Any change in the Applicable Eurodollar Margin shall be effective as of the date of the change in (or unavailability of ) the Debt Rating giving rise thereto and shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

          "Applicable Facility Fee Percentage" means, on any date, subject to the following sentence of this definition, 0.20%; provided that in the event that (a) the Debt Rating is either lower than Baa3 (or the equivalent) by Moody's or lower than BBB- (or the equivalent) by S&P or (b) the Borrower's senior, long-term, unsecured debt is unrated by either Moody's or S&P, "Applicable Facility Fee Percentage" means 0.25%. Any change in the Applicable Facility Fee Percentage shall be effective as of the date of the change in (or unavailability of ) the Debt Rating giving rise thereto and shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

          "Applicable Utilization Fee Percentage" means zero.

          "Loan Documents" means this Agreement, the Notes, the Security Documents and the other documents and agreements contemplated hereby and executed by the Borrower in favor of the Administrative Agent, the Collateral Agent or any Lender.

               (B) NEW DEFINITIONS.  Article I shall be amended by adding the following definitions to read, in their entirety, as follows:

          "Adjusted Tangible Net Worth" means, at any date, (i) Net Worth plus
     (ii) Subordinated Indebtedness minus (iii) Intangible Assets.

          "Asset Based Receivables" means all amounts payable to the Borrower pursuant to credit facilities between the Borrower or a Subsidiary and a dealer in order to finance the dealer's production, inventory or real property, secured by finished goods inventory, accounts receivable, certain work-in-process, raw materials, component parts, and, in the case of real property, Mortgages, as well as other assets of the dealer.

          "Borrowing Base" means, as of any date of determination ninety percent (90%) of the Collateral Value of Eligible Contracts (other than Asset Based Receivables and Other Eligible Receivables) plus eighty percent (80%) of the Collateral Value of Eligible Contracts consisting of Asset Based Receivables plus the applicable percentage determined by the Administrative Agent in its sole discretion (but in no event more than 90%) of the Collateral Value of Other Eligible Receivables in each case as reported on the Borrowing Base Certificate most recently delivered; provided that the portion of the Borrowing Base attributable to Eligible Contracts which are Wet Loans shall not at any time exceed 40% of the sum of (i) the Aggregate Commitment under the Agreement and (ii) the "Aggregate Commitment" under the Short Term Credit Agreement. In connection with the Borrowing Base, the Administrative Agent is hereby authorized by the Lenders to grant temporary waivers of strict compliance by the Borrower with the eligibility requirements regarding qualification of any assets of the Borrower for the Borrowing Base, when the Administrative Agent deems it appropriate in its sole discretion, so long as the aggregate amount of deviation from strict compliance, based on the Collateral Value so included in the Borrowing Base, does not exceed $10,000,000 at any time.

          "Borrowing Base Certificate" means a certificate executed by the chief financial officer of the Borrower or the treasurer (or other employees of the Borrower so authorized in writing, an original of which shall be delivered to the Administrative Agent and the Collateral Agent, by the chief financial officer or treasurer) substantially in the form attached as Exhibit A to the Second Amendment.

          "Cash Equivalents" means (a) cash, (b) short-term obligations of, or fully guaranteed by, the United States of America, (c) commercial paper rated A-1 or better by S&P or P-1 or better by Moody's, (d) demand deposit accounts maintained in the ordinary course of business, (e) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000 and (f) funds which invest solely in any obligations described in clauses (a) through (f); provided that (1) such "Cash Equivalents" are not and would not be designated as "restricted" on the consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with Agreement Accounting Principles and (2) such "Cash Equivalents" are not Investor Payables.

          "Collateral" has the meaning set forth in the Security Agreement

          "Collateral Agent" means the "Collateral Agent" as defined in the Security Agreement.

          "Collateral Value" means with respect to each Contract included in the Borrowing Base on any given day, the lesser of (a) the principal amount of the Contract and (b) the book value of the Contract on the consolidated balance sheet of the Borrower and its Subsidiaries, in accordance with generally accepted accounting principles and, with respect to Interest Only Securities, the book value thereof in accordance with generally accepted accounting principles.

          "Consumer Products" means goods consisting of motorcycles, marine products (including boats, boat trailers and outboard motors), pianos and organs, horse trailers, sport vehicles (including snowmobiles, personal watercraft and all-terrain vehicles), trucks, aircraft, recreational vehicles, other consumer goods financed by the Borrower and its Subsidiaries and included in asset securitization transactions of the Borrower or its Subsidiaries, all in the ordinary course of business, and any other asset as shall be acceptable to the Administrative Agent in its sole discretion.

          "Consumer Products Contracts" means retail installment sales contracts and promissory notes evidencing the financing of, and the grant of a security interest in, a Consumer Product, purchased or originated by the Borrower, or by a Subsidiary and transferred for value to the Borrower, in the ordinary course of business

          "Contracts" means Consumer Products Contracts, Home Equity Contracts, Home Improvement Contracts, MH Contracts, Floor Plan Receivables, Asset Based Receivables and Other Eligible Receivables.

          "Eligible Contracts" means Contracts that meet the respective criteria for each type of Contract set forth in Exhibit B to the Second Amendment.

          "Floor Plan Agreement" shall mean an agreement, entered into by the Borrower or a Subsidiary and a manufacturer, as amended or modified from time to time, pursuant to which such manufacturer agrees, among other matters, to repurchase from the Borrower or a Subsidiary, Floor Plan Products sold by such manufacturer to any of its dealers and financed by the Borrower or a Subsidiary under a Wholesale Financing Agreement if the Borrower or a Subsidiary acquires possession of such Floor Plan Products because of a default by such dealer under such Wholesale Financing Agreement, voluntary surrender or other circumstances.

          "Floor Plan Products" means the commercial and consumer goods financed by the Borrower and its Subsidiaries for dealers pursuant to a Wholesale Financing Agreement.

          "Floor Plan Receivables" means all amounts payable (including interest, finance charges and other charges) to the Borrower pursuant to a revolving credit agreement between a dealer and the Borrower or its Subsidiaries to finance such dealer's inventory of Floor Plan Products, and the obligation to pay such amounts, in respect of advances made by the Borrower to or on behalf of such dealer, together with the group of writings evidencing such amounts and the security interest created in connection therewith and all of the rights, remedies, powers and privileges thereunder (including under the related Wholesale Financing Agreement) purchased or originated by the Borrower, or by a Subsidiary and transferred for value to the Borrower, in the ordinary course of business .

          "Funded Senior Debt" means, at any date, Consolidated Debt, including, without limitation, Indebtedness secured by Liens permitted pursuant to
     Section 6.10(n) minus Subordinated Indebtedness.

          "Home Equity Contracts" means closed-end home equity loans, each secured by a Mortgage, purchased or originated by the Borrower, or by a Subsidiary and transferred for value to the Borrower, in the ordinary course of business.

          "Home Improvement Contracts" means home improvement contracts and promissory notes, including Secured Home Improvement Contracts, purchased or originated by the Borrower, or by a Subsidiary and transferred for value to the Borrower, in the ordinary course of business.

          "Intangible Assets" means, at any date, the assets of the Borrower and its consolidated Subsidiaries which would be treated as intangibles in accordance with Agreement Accounting Principles.

          "Interest Only Securities" means, at any date, (i) the guaranty fees payable to the Borrower under certain asset pooling and servicing agreements with respect to asset securitization transactions entered into by the Borrower and its Subsidiaries, (ii) the net interest margin or residual interest payable to the Borrower or a wholly-owned Subsidiary of the Borrower with respect to asset securitization transactions entered into by the Borrower and its Subsidiaries and (iii) Servicing Rights.

          "Investor Payables" means all amounts held by the Borrower in trust for the benefit of investors in asset securitization transactions.

          "Land-and-Home Contract" means a MH Contract that is secured by a Mortgage on the real estate on which the related Manufactured Home is situated, and which Manufactured Home is considered or classified as part of the real estate under the laws of the jurisdiction in which it is located.

          "Manufactured Home" means a unit of manufactured housing, including all accessions thereto, securing the indebtedness of the obligor under the related Contract.

          "MH Contracts" means the manufactured housing installment sales contracts and installment loan agreements with consumers with respect to Manufactured Homes, including Land-and-Home Contracts, originated or purchased by the Borrower, or by a Subsidiary and transferred for value to the Borrower, in the ordinary course of business.

          "Mortgage" means a mortgage, deed of trust, security deed or similar evidence of a lien on real property.

          "Other Eligible Receivables" means a type of receivable or contract of Borrower incurred in the ordinary course of business which is approved by the Administrative Agent and the Collateral Agent in their sole discretion for inclusion in the Borrowing Base, provided, however that the Collateral Value of such Other Eligible Receivables shall not exceed 5% of the Aggregate Commitment under the Agreement plus the "Aggregate Commitment" under the Short Term Credit Agreement unless Administrative Agent shall have notified the Lenders of the Borrower's request to include such type of Collateral in the Borrowing Base, together with the applicable advance rate and eligibility criteria proposed to be applicable to such Collateral at least 10 Business Days prior to any inclusion of such Collateral in the Borrowing Base and the Administrative Agent during such 10 business day period shall not have received written notice from the Lenders holding more than 33% of the Aggregate Commitments that such Lenders object to the inclusion of such Collateral on such proposed terms. In connection with the Administrative Agent's and Collateral Agent's approval of any type of such receivable or contract, the Administrative Agent shall determine in its sole discretion the criteria for eligibility, and shall notify the Borrower and the Lenders in writing, of such criteria whereupon such criteria shall be incorporated by reference into Exhibit B to the Second Amendment.

          "Restated Financial Statements" means, as of any date, the "Restated Financial Statements" as defined in the Second Amendment.

          "Second Amendment" means that certain Amendment No. 2 and Limited Waiver to Credit Agreement dated as of February 6, 1998.

          "Second Amendment Effective Date" means the "Effective Date" as defined in the Second Amendment.

          "Secured Home Improvement Contracts" means Home Improvement Contracts secured by a Mortgage owned by the Borrower.

          "Security Agreement" means that certain Security Agreement dated as of the

     Second Amendment Effective Date, satisfactory to the Administrative Agent and the Collateral Agent, granting, upon the occurrence of a Security Event, a first security interest in the assets of the Borrower included in the Borrowing Base, duly executed and delivered by the Borrower in favor of the Collateral Agent, on behalf of the Administrative Agent, the Collateral Agent and the Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

          "Security Documents" means, collectively the Security Agreement and all other agreements, assignments, security agreements, instruments and documents executed pursuant thereto, in each case as the same may at any time be amended, supplemented, restated or otherwise modified and in effect. For purposes of this Agreement, "Security Documents" shall also include all guaranties, security agreements, mortgages, pledge agreements, collateral assignments, subordination agreements and other collateral documents in the nature of any thereof entered into by Borrower or any Subsidiary of Borrower after the date of this Agreement in favor of the Administrative Agent or the Collateral Agent for the benefit of the Lenders in satisfaction of the requirements of this Agreement or any other Security Document.

          "Security Event" means the occurrence of any of the following events:
     (i) the occurrence of a Default or (ii) (A) the Debt Rating is either lower than Baa3 (or the equivalent) by Moody's or lower than BBB- (or the equivalent) by S&P or (B) the Borrower's long-term, senior, unsecured debt is unrated by either Moody's or S&P.

          "Security Perfection Date" means the date as soon as practicable following the occurrence of a Security Event that the Borrower can complete the actions specified in Section 6.13 and in no event later than the date that is twenty one (21) days after the date of the occurrence of a Security Event.

          "Servicing Rights" means the amount reflected as such on a consolidated balance sheet of the Borrower prepared in accordance with generally accepted accounting principles.

          "Short Term Credit Agreement" means that certain Credit Agreement (364-day) dated as of April 29, 1997 among the Borrower, the administrative agent named therein and the lenders parties thereto, as amended.

          "Subordinated Indebtedness" means, at any time, any Indebtedness of the Borrower the payment of which is contractually subordinated to payment of the Obligations to the written satisfaction of the Administrative Agent. Subordinated Indebtedness shall include, without limitation, (i) the Indebtedness in respect of those certain 10-1/4% Senior Subordinated Notes due June 1, 2002 issued pursuant to that certain Indenture by and between the Borrower and First Wisconsin Trust Company dated as of March 15, 1992 and (ii) any other Indebtedness of the Borrower issued on substantially similar subordination terms and on other terms reasonably satisfactory to the Administrative Agent.

          "UCC" means the Uniform Commercial Code as in effect in the applicable jurisdiction.

          "Wet Loans" means, after the occurrence of a Security Event, Contracts which are included in a "Borrowing Base Addition Report" and as to which the Collateral Agent is to receive the "Required Documents" (each of such terms, as defined in the Security Agreement) within 10 Business Days after origination (or purchase from an unaffiliated Person) of such Contract.

          "Wholesale Financing Agreement" shall mean a wholesale financing agreement entered into by the Borrower or a Subsidiary and a dealer in order to finance Floor Plan Products purchased by such dealer from a manufacturer, as amended from time to time.

               (C) DELETED DEFINITIONS. Article I shall be amended by deleting the definitions "Level I Status", "Level II Status", "Level III Status" and "Level IV Status" in their entirety.

          SECTION 2.2. FACILITY AMOUNT; MINIMUM LOAN AMOUNTS; MANDATORY PREPAYMENTS.

          (A) FACILITY AMOUNT. Section 2.1.2 shall be amended to read, in its entirety, as follows:

               "2.1.2. Facility Amount. In no event may the aggregate principal amount of all outstanding Advances (including the Ratable Advances[, the Swing Line Advances] and the Competitive Bid Advances) at any time exceed the lesser of (i) the Aggregate Commitment and (ii) the amount of (1) the Borrowing Base minus (2) the aggregate principal balance of the "Loans" outstanding under the Short Term Credit Agreement.

          (B) REDUCTION IN MINIMUM LOAN AMOUNTS. Section 2.7 shall be amended by deleting the reference to"$10,000,000" and replacing it with "$5,000,000" and by deleting the reference to "$5,000,000" and replacing it with "$1,000,000".

          (C) MANDATORY PREPAYMENTS. Section 2.9 shall be amended to read, in its entirety as follows:

               "2.9. Mandatory Prepayments. If at any time the aggregate principal balance of the Loans outstanding exceeds the lesser of (A) the Aggregate Commitment and (B) the amount of (1) the Borrowing Base minus (2) the aggregate principal balance of the "Loans" outstanding under the Short
     Term Credit Agreement, the Borrower shall repay immediately its then outstanding Loans or outstanding "Loans" under the Short Term Credit Agreement in such amount as may be necessary to eliminate such excess."

     SECTION 2.3. ADDITIONAL REPRESENTATIONS AND WARRANTIES. Article V shall be amended by adding the following additional Sections 5.15, 5.16 and 5.17 to read, in their entirety, as follows:

               "5.15 Security. Upon the occurrence of a Security Event, the provisions of the Security Documents are effective to create in favor of the Collateral Agent, for the benefit of the Lenders, as security for the repayments of the obligations secured thereby, a legal, valid and enforceable security interest in all right, title and interest of the Borrower in the Collateral, and at all times after the Security Perfection Date will create with respect to the Borrower a fully perfected first lien on, and security interest in, all right, title and interest of the Borrower in all of the Collateral (except for Collateral consisting of Wet Loans which shall become perfected in accordance with the terms of the Security Agreement).

               5.16 No Material adverse Change. Since December 31, 1996 as reflected on the Restated Financial Statements, and except as disclosed in any press release on or before February 6, 1998, no material adverse change in the business, Property, conditions (financial or otherwise), performance, prospects or results of operations, of the Borrower and its Subsidiaries taken as a whole, has occurred.

               5.17. Incorporation of Representations and Warranties of Second Amendment The representations and warranties of the Borrower set forth in the Second Amendment, which are hereby incorporated herein by reference, are true and correct as of the Second Amendment Effective Date."

          SECTION 2.4.   FINANCIAL REPORTING.

          (A) MONTHLY FINANCIAL STATEMENTS AND BORROWING BASE CERTIFICATE. Sections 6.1(c), 6.1(d), 6.1(e) , 6.1(f) and 6.1(g), respectively, shall be amended to be designated as Sections 6.1(f), 6.1(g), 6.1(h) , 6.1(i) and
     6.1(j), respectively.   Section 6.1 shall be amended to add new Sections
     6.1(c), 6.1(d) and 6.1(e) to read, in their entirety, as follows:

               "(c) As soon as practicable and in any event within 30 days after the close of each calendar month, for itself and its Subsidiaries, consolidated unaudited balance sheets as at the close of each such period and consolidated statements of income, retained earnings and cash flows for the period from the beginning of the relevant Fiscal Year to the end of such month, all certified by its chief financial officer or controller and prepared in accordance with Agreement Accounting Principles.

               (d) Within 15 days after the end of each month, and concurrently with each Ratable Borrowing Notice, Competitive Bid Borrowing Notice and request for any Swing Line Advance, and at any other time as the Administrative Agent shall reasonably request, a fully completed Borrowing Base Certificate to the Administrative Agent and the Collateral Agent.

               (e) Within 30 days after the Second Amendment Effective Date, (i) for the Fiscal Year ended December 31, 1996, a restated, unqualified audit report certified by KPMG Peat Marwick or other independent certified public accountants acceptable to the Lenders, prepared in accordance with generally accepted accounting principles on a consolidated basis for itself and its Subsidiaries, including balance sheets as of the end of such period and related statements of income, retained earnings and cash flows and (ii) for each of the first three quarters of its Fiscal Year ended December 31, 1997, restated unaudited consolidated balance sheets as at the close of each such period and consolidated statements of income, retained earnings and cash flow for each of the periods from the beginning of such Fiscal Year to the end of such quarter, all certified by its chief financial officer or controller and prepared in accordance with generally accepted accounting principles except for the absence of footnotes.

          (B) MONTHLY COVENANT COMPLIANCE CERTIFICATE. Redesignated Section 6.1(f) shall be further amended (1) by deleting the reference to "(a) and
     (b) above" and replacing it with "(a), (b) and (c) above" and (2) by deleting the reference to "Sections 6.12.1, 6.12.2, and 6.12.3" and replacing it with "Section 6.12".

          SECTION 2.5. ALLOWANCE FOR LIENS UNDER THE SECURITY DOCUMENTS, ALLOWANCE FOR OTHER SECURED FINANCING OF INTEREST ONLY SECURITIES; NO LIENS ON BORROWING BASE.

          (A) Sections 6.10(m) and (n) are amended to be designated as paragraphs (o) and (p), respectively, and by deleting the references to "paragraphs (a) through (l)" and "paragraphs (a) through (m)", respectively, and replacing them with "paragraphs (a) through (o)" and "paragraphs (a) through (p)", respectively.

          (B)  Section 6.10 shall be amended by adding new Section 6.10 (m) and
     (n) as follows:

                    "(m) Liens in favor of the Collateral Agent arising under
               the Security Documents;

                    "(n) Liens in favor of parties other than the Collateral
               Agent upon Interest Only Securities (or the stock of Subsidiaries holding assets consisting solely of Interest Only Securities) of the Borrower or any Subsidiary securing Indebtedness for money borrowed after the Second Amendment Effective Date provided, however, that to the extent the covenants set forth in the agreement with respect to Indebtedness are more restrictive than the covenants set forth herein, such covenants and all related provisions shall be deemed to be incorporated by reference into this Agreement.

          (C) Section 6.10 shall be further amended by adding at the end the following sentence:

               "Notwithstanding anything in this Section 6.10 to the contrary, the Borrower will not, and will not permit any Subsidiary to, at any time create, incur or assume any Lien on any Property of the Borrower or any Subsidiary included in the Borrowing Base at such time."

          (D) Section 6.11 shall be amended by adding at the end of Section 6.11(a)(i) the following:

               ", provided that the Borrower may, and may permit any Subsidiary to, enter into an indenture, agreement, instrument or other arrangement which may restrict the ability of such Subsidiary to pay dividends or make other distributions on its capital stock but only to the extent that the terms of such arrangement restrict the transfer of the property subject to a Lien permitted by Section 6.10(n)"

          SECTION 2.6. ADJUSTED TANGIBLE NET WORTH. Section 6.12.1 shall be amended in its entirety to read as follows:

               "6.12.1. Adjusted Tangible Net Worth. At all times after the date hereof, maintain a minimum Adjusted Tangible Net Worth of at least $1,422,292,000."

          SECTION 2.7.  MAXIMUM FUNDED SENIOR DEBT.   A new Section 6.12.4 shall
     be added to the Credit Agreement which reads as follows:

               "6.12.4. Funded Senior Debt. At all times after the date hereof, not permit its Funded Senior Debt to exceed the sum of (without duplication) (A) 100% of cash and Cash Equivalents, plus (B) 90% of "lease receivables", "commercial finance receivables" (less "commercial finance payables"), "revolving credit receivables" and "other receivables" and "contracts and collateral", as such assets are reflected on the consolidated balance sheet of the Borrower, which has been prepared in a manner consistent with the Borrower's September 30, 1997 balance sheet, plus (C) the lesser of (x) 50% of the Collateral Value of Interest Only Securities and (y) the amount of Indebtedness secured by Liens permitted pursuant to Section 6.10(n).

          SECTION 2.8.  SECURITY EVENT   A new Section 6.13 shall be added to
     the Credit Agreement which reads as follows:

               "6.13. Security Event. If a Security Event occurs, as promptly as practicable after the occurrence of such Security Event, and in any event on or before the Security Perfection Date in respect thereof, the Borrower shall take or cause to be taken the following actions:

                    (a) take all actions required (including where required,
               physical delivery to the Collateral Agent of any of the Collateral, filing of UCC financing statements and execution and delivery of any other Security Documents reasonably requested by the Administrative Agent or the Collateral Agent, to the extent such actions have not already been taken) to cause the Collateral to be delivered under the Security Agreement;

                    (b) deliver to the Administrative Agent, with a counterpart for each Lender, executed legal opinions of such counsel to the Borrower and its Subsidiaries as shall be reasonably acceptable to the Administrative Agent confirming, as of a date not more than 10 days prior to the Security Perfection Date, the opinions rendered on the Second Amendment Effective Date by such respective counsel in respect of the creation and perfection of the Collateral Agent's security interest in the Collateral, with such changes therein as the Administrative Agent or the Collateral Agent shall reasonably approve or reasonably request;

          and thereafter from time to time promptly take or cause to be taken all such further actions as shall be requested by the Administrative Agent or the Collateral Agent in order to ensure that the provisions of the Security Agreement are satisfied and the representations and warranties therein with respect to the Collateral are true and correct.

          SECTION 2.9.   DEFAULTS.

               (a) Section 7.3 is amended by deleting the reference to "Sections
     6.9 through 6.12" and replacing it with "Sections 6.9 through 6.13 or
     Section 4 of the Second Amendment".

               (b) Section 7.5 is amended by deleting the reference to "$25,000,000" and replacing it with "$5,000,000".

               (c) Section 7.8 by deleting the reference to "$25,000,000" and replacing it with "$10,000,000".

               (d) A new Sections 7.10 is added to the Credit Agreement as follows:

          "7.10. (a) any "Default", as such term is defined in the Security Agreement shall occur or (b) the Security Agreement shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Security Agreement.

          SECTION 2.10. RELEASE OF COLLATERAL. A new Section 8.4 shall be added as follows:

               "8.4 Release of Collateral. Except as set forth in the Security Agreement, any amendment or modification of the Security Agreement which provides for the release of all or substantially all of the Collateral shall require the written consent of each Lender. "

          SECTION 2.11. COLLATERAL AGENT. Section 10.1 shall be amended by adding at the end the following sentence:

          "In addition to the foregoing, the Lenders hereby appoint the Collateral Agent to act as such under the terms of the Security Documents and authorize the Collateral Agent to enter into the Security Documents and all obligations of the Lenders thereunder shall be binding upon each Lender as if such Lender had executed the Security Documents. Except as specifically otherwise provided in the Security Agreement, all provisions in this Article X with respect to the Administrative Agent shall also apply to the Collateral Agent."

     SECTION 3. WAIVER. The undersigned Lenders hereby, for the period commencing with the "Effective Date" (as defined below) and ending on April 28, 1998 (the "Waiver Period"), waive only during the Waiver Period (a) any breach of Section 5.5 or 5.14 of the Credit Agreement arising solely out of either (i) the restatement of the Borrower's 1996 audited financial statements as more fully described in the Borrower's January 27, 1998 press release or (ii) the impact of such adjustment and the application of Statement of Financial Accounting Standards No. 125 upon the consolidated unaudited financial statements of the Borrower and its Subsidiaries for the first three Fiscal Quarters of Fiscal Year 1997 provided to the Lenders by the Borrower pursuant to
Section 6.1 of the Credit Agreement (any such breach being a "Representation Breach"), (b) any failure of the Financial Statements or any other financial statements of the Borrower and its Subsidiaries delivered to the Lenders since December 31, 1996 to have been prepared in accordance with Agreement Accounting Principles so long as such statements were prepared in a manner consistent with the Restated Financial Statements (as defined below), (c) any Default under
Section 7.1 of the Credit Agreement which may have heretofore arisen out of any Representation Breach and (d) any condition to borrowing set forth in Section 4.2(b) of the Credit Agreement which would be satisfied but for any Representation Breach. At the conclusion of the Waiver Period, the waivers set forth above shall be of no further force or effect and all rights of the Lenders with respect to the subject matter thereof shall be reinstated.

     SECTION 4. ACTION BY BORROWER AT THE END OF THE WAIVER PERIOD. The Borrower hereby acknowledges and agrees with the Lenders that, on the first Business Day after the expiration of the Waiver Period, the Borrower shall either (a) have obtained an extension of the Waiver Period or (b) unless waived in writing by the Majority Lenders, prepay all outstanding Loans and all of the other Obligations under the Credit Agreement.

     SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants that:

               (a) The execution, delivery and performance by the Borrower of this Amendment and the Security Documents have been duly authorized by all necessary corporate action and this Amendment and the Security Documents are legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally;

               (b) Each of the representations and warranties contained in
     Article V of the Credit Agreement (other than Section 5.6 or with respect to the Representation Breach) is true and correct in all material respects on and as of the date hereof as if made on the date hereof;

               (c) None of the execution, delivery or performance by the Borrower of this Amendment and the Security Documents nor the consummation of the transactions contemplated hereby or thereby, nor compliance with the provisions of the Loan Documents, or at the relevant time did, (a) violate any law, rule, regulation (including Regulations G, T, U and X), order, writ, judgment, injunction, decree or award binding on the Borrower or any Subsidiary or the Borrower's or any Subsidiary's charter, articles or certificate of incorporation or by-laws, (b) violate the provisions of or require the approval or consent of any party to any indenture, instrument or agreement to which the Borrower or any Subsidiary is a party or is subject, or by which it, or its respective property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (other than Liens permitted by the Loan Documents) in, of or on the property of the Borrower or any Subsidiary pursuant to the terms of any such indenture, instrument or agreement, or (c) require any consent of the stockholders of any Person, except for approvals or consents which will be obtained on or before the Effective Date and are disclosed in writing to the Lenders;

               (d) Attached hereto as Exhibit C are the December 31, 1996, unaudited annual restated consolidated financial statements of the Borrower and its Subsidiaries (the "Restated Financial Statements"), prepared in accordance with generally accepted accounting principles except for the absence of accompanying footnotes and prior to giving effect to adjustments relating to reduced compensation under the CEO bonus plan as a consequence of the Restated Financial Statements. Each of the Restated Financial Statements was prepared in accordance with generally accepted accounting principles and fairly presents the consolidated financial condition and operations of the Borrower and its Subsidiaries at such dates and the consolidated results of their operations for the periods then ended; and

               (e) After giving effect to this Amendment no Default or Unmatured Default has occurred and is continuing.

     SECTION 6. EFFECTIVE DATE. This Amendment shall become effective upon (a) the execution and delivery by the Majority Lenders (without respect to whether it has been executed and delivered by all Lenders) and the Borrower of this Amendment, (b) the payment by the Borrower to the Administrative Agent for the ratable benefit of all of the Lenders of an amendment fee equal to 0.05% of the Commitment (as amended by this Amendment) of each Lender and (c) the satisfaction of all of the following additional conditions (the "Effective Date"):

          (i) Charter Documents; Good Standing Certificates. Copies of the certificate of incorporation of the Borrower, together with all amendments thereto, certified by the appropriate governmental officer in its jurisdiction of incorporation, together with a good standing certificate issued by the Secretary of State of the jurisdiction of its incorporation and such other jurisdictions as shall be requested by the Administrative Agent or a certificate executed by the Secretary or Assistant Secretary of the Borrower to the effect that its certificate of incorporation has not changed since April 29, 1997.

          (ii) By-Laws and Resolutions. Copies, certified by the Secretary or Assistant Secretary of the Borrower, of its by-laws and of its Board of Directors' resolutions authorizing the execution, delivery and performance of the Loan Documents to which the Borrower is a party or a certificate executed by the Secretary or Assistant Secretary of the Borrower to the effect that such by-laws and resolutions have not changed since April 29, 1997.

          (iii) Secretary's Certificate. An incumbency certificate, executed by the Secretary or Assistant Secretary of the Borrower, which shall identify by name and title and bear the signature of the officers of the Borrower authorized to sign this Amendment, the Security Documents and the other documents contemplated hereby and thereby, upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower.

          (iv) Officer's Certificate. A certificate, dated the Effective Date, signed by an Authorized Officer of the Borrower, in form and substance satisfactory to the Administrative Agent, to the effect that: (i) on such date (after giving effect to this Amendment), no Default or Unmatured Default has occurred and is continuing; (ii) no injunction or temporary restraining order which would prohibit the entering into of this Amendment or the consummation of any of the other transactions contemplated hereby, or other litigation which could reasonably be expected to have a Material Adverse Effect is pending or, to the best of such Person's knowledge, threatened; and (iii) each of the representations and warranties set forth in Article V of the Credit Agreement (other than Section 5.6 or with respect to the Representation Breach) is true and correct on and as of such date.

          (v) Legal Opinions. A written opinion of each of (i) Briggs and Morgan, counsel to the Borrower, and (ii) Joel H. Gottesman, general counsel of the Borrower, both in form reasonably satisfactory to the Administrative Agent.

          (vi) Security Documents and Other Documents. Executed originals of each of the Security Documents, together with all schedules, exhibits, certificates, instruments, opinions and documents required to be delivered pursuant to this Amendment and the Security Documents.

          (vii)  Other Amendment.   Evidence satisfactory to the Administrative
     Agent that the Second Amendment (as defined in the Short Term Credit Agreement) is, or simultaneously with this Amendment will be, effective.

     SECTION 7.     REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

               (a) Except as specifically amended or waived above, the Credit

     Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement and any other Loan Document to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

     SECTION 8. COSTS AND EXPENSES.

               (a) The Borrower hereby affirms its obligation under Section 9.7 of the Credit Agreement to reimburse the Administrative Agent for all reasonable costs, internal charges and out-of-pocket expenses paid or incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys' fees and time charges of attorneys for the Administrative Agent with respect thereto.

               (b) The Borrower hereby agrees that the Borrower shall pay First Chicago Capital Markets, Inc. (the "Arranger") an additional amendment fee pursuant to that certain fee letter dated on or before the date hereof between the Arranger and the Borrower with respect this Amendment.

     SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     SECTION 10. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

     SECTION 11. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.


                           [signature pages follow]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                              GREEN TREE FINANCIAL CORPORATION



                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------


Commitments:   $[23,125,000]  THE FIRST NATIONAL BANK OF CHICAGO,
-----------                   Individually and as Administrative Agent



                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------


               $[18,125,000]  THE BANK OF TOKYO-MITSUBISHI, LTD.,
                              CHICAGO BRANCH



                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------


               $[23,125,000]  FIRST BANK NATIONAL ASSOCIATION



                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------

               $[23,125,000]  MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK



                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------


               $[18,125,000]  COMMERZBANK AG, CHICAGO BRANCH



                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------


                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------



               $[18,125,000]  FIRST UNION NATIONAL BANK OF
                              NORTH CAROLINA



                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------


               $[18,125,000]  FLEET BANK N.A.


                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------

               $[18,125,000]  NATIONSBANK OF TEXAS, N.A.


                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------


               $[18,125,000]  UNION BANK OF SWITZERLAND NEW YORK
                              BRANCH


                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------



                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------


               $[18,125,000]  WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                              NEW YORK BRANCH



                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------

                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------


               $[12,500,000]  THE BANK OF MONTREAL


                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------


               $[12,500,000]  THE BANK OF NEW YORK



                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------


               $[12,500,000]  BANQUE NATIONALE DE PARIS



                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------


               $[12,500,000]  CANADIAN IMPERIAL BANK OF COMMERCE


                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------

               $[12,500,000]  THE CHASE MANHATTAN BANK



                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------


               $[12,500,000]  COMERICA BANK


                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------


               $[12,500,000]  CREDIT LYONNAIS, NEW YORK BRANCH



                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------


               $[6,250,000]   THE ASAHI BANK, LTD.


                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------

               $[6,250,000]   BANCA MONTE DEI PASCHI DI SIENA SpA


                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------




                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------


               $[6,250,000]   BAYERISCHE VEREINSBANK

                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------


               $[6,250,000]   THE DAI-ICHI KANGYO BANK, LTD.,
                              CHICAGO BRANCH


                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------


               $[6,250,000]   DG BANK DEUTSCHE GENOSSENSCHAFTSBANK,
                              CAYMAN ISLAND BRANCH


                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------

               $[6,250,000]   FIRST HAWAIIAN BANK



                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------


               $[6,250,000]   FIRSTAR BANK MILWAUKEE, N.A.



                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------


               $[6,250,000]   THE FUJI BANK, LIMITED


                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------


               $[6,250,000]   THE INDUSTRIAL BANK OF JAPAN, LIMITED


                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------

               $[6,250,000]   THE LONG-TERM CREDIT BANK OF JAPAN, LTD.
                              CHICAGO BRANCH



                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------


               $[6,250,000]   NORDDEUTSCHE LANDESBANK
                              GIROZENTRALE



                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------



               $ [6,250,000]  NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION


                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------


               $[6,250,000]   THE SUMITOMO BANK, LIMITED,
                              CHICAGO BRANCH



                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------



                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------

               $[5,000,000]   ARAB BANK, Plc


                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------


               $[5,000,000]   BANK HAPOALIM


                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------



                              By:
                                 -------------------------------------

                              Print Name:
                                         -----------------------------

                              Title:
                                    ----------------------------------




Aggregate
 Commitment  $[375,000,000]

                                   EXHIBIT A


                           BORROWING BASE CERTIFICATE


     Reference is made to that certain Credit Agreement (the "Credit Agreement") dated as of April 29, 1997 among Green Tree Financial Corporation (the "Borrower"), the lenders named therein (the "Lenders") and The First National Bank of Chicago, as administrative agent for the Lenders, as amended. Capitalized terms not otherwise defined herein are used with the same meanings as in the Credit Agreement.

Borrowing Base:
--------------

--------------------------------------------------------------------------------
1. Eligible Contracts (excluding Asset Based Receivables and
   Other Eligible Receivables) (Collateral Value)
--------------------------------------------------------------------------------
   (a)  Eligible Consumer Products Contracts                      $
--------------------------------------------------------------------------------
   (b)  Eligible Home Equity Contracts                            $
--------------------------------------------------------------------------------
   (c)  Eligible Home Improvement Contracts                       $
--------------------------------------------------------------------------------
   (d)  Eligible MH Contracts (real property)                     $
--------------------------------------------------------------------------------
   (e)  Eligible MH Contracts (not real property)                 $
--------------------------------------------------------------------------------
   (f)  Eligible Floor Plan Receivables                           $
--------------------------------------------------------------------------------
   (g)  Total Eligible Contracts (sum of (a) through (f)          $
--------------------------------------------------------------------------------
   (h)  Borrowing Base percentage                                       90%
--------------------------------------------------------------------------------
   (i)  Borrowing Base with respect to Contracts ((g) times (h))  $
--------------------------------------------------------------------------------
2. Asset Based Receivables (Collateral Value)
--------------------------------------------------------------------------------
   (a)  Eligible Asset Based Receivables                          $
--------------------------------------------------------------------------------
   (b)  Borrowing Base percentage                                       80%
--------------------------------------------------------------------------------
   (c)  Borrowing Base with respect to Asset Based Receivables    $
        ((a) times (b))
--------------------------------------------------------------------------------
3. Other Receivables (Collateral Value) (as determined pursuant to the definition of "Other Eligible Receivables")
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   (a)  Eligible Other Receivables                                $
--------------------------------------------------------------------------------
   (b)  Borrowing Base percentage (as determined pursuant to the            %
        definition of "Other Eligible Receivables")
--------------------------------------------------------------------------------
   (c)  Borrowing Base with respect to Other Receivables          $
        ((a) times (b))
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   BORROWING BASE (sum of (1.) and (2.) and (3.))                 $
--------------------------------------------------------------------------------


     Certification: The Borrower hereby certifies to The First National Bank of Chicago for the benefit of lenders under the Credit Agreement that: (a) the above information is, and the computations are accurate and complete and in accordance with the requirements of the Credit Agreement, and (b) as of the date hereof, (1) the representations and warranties contained in Article V (other than Section 5.6 and with respect to the Restatement Breach) of the Credit Agreement are true and correct and (2) there does not exist a Default or an Unmatured Default under the Credit Agreement.

     IN WITNESS WHEREOF, the Borrower has caused this Borrowing Base Certificate to be executed and delivered by its duly authorized officer this ___ day of ___________, 199__.



                                       GREEN TREE FINANCIAL CORPORATION


                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:

                                   EXHIBIT B


                                  DEFINITIONS
                                  -----------

For purposes of this Exhibit B to Amendment and Limited Waiver to Credit Agreement, capitalized terms not defined in the Credit Agreement or the Security Agreement shall have the respective meanings set forth below:

          "Electronic Ledger" means to the electric master record of installment sale contracts of the Grantor.

          "FHA" means the Federal Housing Administration of HUD.

          "FHA/VA MH Contracts" means MH Contracts that are insured by the FHA or guaranteed by the Department of Veterans Affairs.

          "HUD" means the U.S. Department of Housing and Urban Development.

          "Step-Up Rate Contract" means a Contract bearing interest during an initial period at a fixed rate that is lower than the fixed rate borne thereafter.

          "Title I Loan" means a Home Improvement Contract insured under the FHA's Title I Program.

                                                                        PART A-1
                                                                        --------


Eligibility Criteria with respect to MH Contracts (not Land-and-Home Contracts)
-------------------------------------------------------------------------------


     A. Payments. The scheduled payment of principal and interest for the most recent due date was made by or on behalf of the obligor (without any advance from the Grantor or any Person acting at the request of the Grantor) or was not delinquent for more than 30 days.

     B. No Waivers. The terms of the MH Contract have not been waived, altered or modified in any respect, except by instruments or documents which are among the Required Documents or the Additional Required Documents.

     C. Binding Obligation. The MH Contract is the legal, valid and binding obligation of the obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights in general.

     D. No Defenses. The MH Contract is not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the MH Contract or the exercise of any right thereunder will not render the MH Contract unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

     E. Insurance. The Grantor or its agent has monitored the existence of a hazard insurance policy with respect to the Manufactured Home securing a MH Contract and if the Grantor has determined that no such policy exists, the Grantor has arranged for such insurance and has billed the related obligor through its loan account.

     F. Origination. The MH Contract was originated by a manufactured housing dealer or the Grantor or a Subsidiary in the regular course of its business and, if originated by a manufactured housing dealer, was purchased by the Grantor in the regular course of its business.

     G. Lawful Assignment. The MH Contract was not originated in and is not subject to the laws of any jurisdiction whose laws would make the transfer of the MH Contract to the Collateral Agent or the ownership of the MH Contracts by the Collateral Agent unlawful.

     H. Compliance With Law. All requirements of any federal, state or local law, including, without limitation, usury, truth in lending and equal credit opportunity laws, applicable to the MH Contract have been complied with and such compliance is not affected by the holding of the MH Contracts by the Collateral Agent or the Collateral Agent's ownership of the MH Contracts, and the Grantor shall maintain in its possession, available for the Collateral Agent's inspection, and shall deliver to the Collateral Agent upon demand, evidence of compliance with all such requirements.

     I. MH Contract In Force. The MH Contract has not been satisfied or subordinated in whole or in part or rescinded, and the Manufactured Home securing the MH Contract has not been released from the lien of the MH Contract in whole or in part.

     J. Valid Security Interest. The MH Contract creates a valid and enforceable perfected first priority security interest in favor of the Grantor in the Manufactured Home covered thereby as security for payment of the outstanding principal balance of such MH Contract and all other obligations of the obligor under such MH Contract; if the Security Perfection Date has occurred, such security interest has been assigned by the Grantor to the Collateral Agent, and the Collateral Agent has and will have a valid and perfected and enforceable first priority security interest in such Manufactured Home.

     K. Capacity Of Parties. All parties to the MH Contract had capacity to execute the MH Contract.

     L. Good Title. The Grantor is the sole owner of the MH Contract and has the authority to sell, transfer and assign the MH Contract. In the case of a MH Contract purchased from a manufactured housing dealer, the Grantor purchased the MH Contract for fair value and took possession thereof in the ordinary course of its business, without knowledge that the MH Contract was subject to a security interest. The Grantor has not sold, assigned or pledged the MH Contract to any Person other than the Collateral Agent.

     M. No Defaults. There was no default, breach, violation or event permitting acceleration existing under the MH Contract and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such MH Contract. The Grantor has not waived any such default, breach, violation or event permitting acceleration.

     N. No Liens. There are, to the best of the Grantor's knowledge, no liens or claims which have been filed for work, labor or materials affecting the Manufactured Home securing the MH Contract which are or may be liens prior to, or equal or coordinate with, the lien of the MH Contract.

     O. Installment Payments. The MH Contract either has a fixed rate, a variable rate or is a Step-Up Rate Contract and provides for monthly principal payments which fully amortize the loan over its term.

     P. Enforceability. The MH Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the security.

     Q. One Original. There is only one original executed MH Contract, which is held by the Grantor, its agent or the Collateral Agent.

     R. Loan-to-value Ratio. At the time of its origination each MH Contract had a loan-to-value ratio not greater than 95%; if the related Manufactured Home was new at the time such MH Contract was originated, the original principal balance of such MH Contract was not in excess of that permitted by the Grantor's underwriting guidelines in effect at the time the MH Contract was originated.

     S. Primary Resident. At the time of origination of the MH Contract the obligor was the primary resident of the related Manufactured Home or the primary resident was the child of the obligor.

     T. Not Real Estate. The related Manufactured Home is not considered or classified as part of the real estate on which it is located under the laws of the jurisdiction in which it is located and such Manufactured Home is, to the best of the Grantor's knowledge, free of damage and in good repair.

     U. Notation of Security Interest. If the related Manufactured Home is located in a state in which notation of a security interest on the title document is required or permitted to perfect such security interest, the title document shows, or if a new or replacement title document with respect to such Manufactured Home is being applied for such title document will be issued within 180 days and will show, the Grantor as the holder of a first priority security interest in such Manufactured Home. If the related Manufactured Home is located in a state in which the filing of a financing statement under the UCC is required to perfect a security interest in manufactured housing, such filings or recordings have been duly made and show the Grantor as secured party. In either case, if the Security Perfection Date has occurred, the Collateral Agent has the same rights as the secured party of record would have (if such secured party were still the owner of the MH Contract) against all Persons claiming an interest in such Manufactured Home.

     V. FHA/VA MH Contracts. If the MH Contract is a FHA/VA MH Contract, the MH Contract has been serviced in accordance with the regulations of the FHA/VA, the insurance or guarantee of the MH Contract under regulations of the FHA/VA and related laws is in full force and effect, and no event has occurred which, with or without notice or lapse of time or both, would impair such insurance or guarantee.

     W. No Adverse Selection. Except for the effect of the representations and warranties made hereunder, no adverse selection procedures have been employed in selecting the MH Contracts.

     X. Holding Period. The MH Contract was not originated more than 180 days previously.

     Y. Other Criteria. Such other eligibility criteria as the Administrative Agent shall



                                     A-1-3
reasonably require and notify to the Grantor.








                                     A-1-4

                                                                        PART A-2
                                                                        --------

  ELIGIBILITY CRITERIA WITH RESPECT TO MH CONTRACTS (LAND-AND-HOME CONTRACTS)
  ---------------------------------------------------------------------------

     B. Payments. The scheduled payment of principal and interest for the most recent due date was made by or on behalf of the obligor (without any advance from the Grantor or any Person acting at the request of the Grantor) or was not delinquent for more than 30 days.

     C. No Waivers. The terms of the MH Contract have not been waived, altered or modified in any respect, except by instruments or documents which are among the Required Documents or Additional Required Documents.

     D. Binding Obligation. The MH Contract is the legal, valid and binding obligation of the obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights general.

     E. No Defenses. The MH Contract is not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the MH Contract or the exercise of any right thereunder will not render the MH Contract unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

     F. Insurance. The Grantor or its agent has monitored the existence of a hazard insurance policy with respect to the Manufactured Home securing a MH Contract and if Grantor has determined that no such policy exists, the Grantor has arranged for such insurance and has billed the related obligor through its loan account

     G. Origination. The MH Contract was originated by a manufactured housing dealer or the Grantor or a Subsidiary in the regular course of its business and, if originated by a manufactured housing dealer, was purchased by the Grantor in the regular course of its business.

     H. Lawful Assignment. The MH Contract was not originated in and is not subject to the laws of any jurisdiction whose laws would make the transfer of the MH Contract to the Collateral Agent or the ownership of the MH Contracts by Collateral Agent unlawful.

     I. Compliance with Law. All requirements of any federal, state or local law, including, without limitation, usury, truth in lending and equal credit opportunity laws, applicable to the MH Contract have been complied with and such compliance is not affected by the holding of the MH Contracts by the Collateral Agent or the Collateral Agent's security interest in the MH Contracts, and the Grantor shall maintain in its possession, available for the Buyer's inspection, and shall deliver to the Buyer upon demand, evidence of compliance with all such requirements.

     J. MH Contract in Force. The MH Contract has not been satisfied or subordinated in whole or in part or rescinded, and the Manufactured Home securing the MH Contract has not been released from the lien of the MH Contract in whole or in part.

     K. Interest in Real Property. Each Mortgage is a valid first lien in favor of the Grantor on real property securing the amount owed by the obligor under the related MH Contract subject only to (a) the lien of current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to Mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related MH Contract obtained by the Grantor and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage. If the Security Perfection Date has occurred, (1) the Grantor has assigned all of its right, title and interest in such MH Contract and related Mortgage, including the security interest in the Manufactured Home covered thereby, to the Collateral Agent and (2) the Collateral Agent has and will have a valid and perfected and enforceable first priority security interest in such MH Contract. The MH Contract creates a valid and enforceable perfected first priority security interest in favor of the Grantor in the Manufactured Home covered thereby (to the extent such Manufactured Home is not considered real property) as security for payment of the outstanding principal balance of such MH Contract and all other obligations of the obligor under such MH Contract; if the Security Perfection Date has occurred, such security interest has been assigned by the Grantor to the Collateral Agent, and the Collateral Agent has and will have a valid and perfected and enforceable first priority security interest in such Manufactured Home.

     L. Capacity of Parties. All parties to the MH Contract had capacity to execute the MH Contract.

     M. Good Title. The Grantor is the sole owner of the MH Contract and has the authority to sell, transfer and assign the MH Contract. In the case of a MH Contract purchased from a manufactured housing dealer, the Grantor purchased the MH Contract for fair value and took possession thereof in the ordinary course of its business, without knowledge that the MH Contract was subject to a security interest. The Grantor has not sold, assigned or pledged the MH Contract to any Person other than the Collateral Agent.

     N. No Defaults. There was no default, breach, violation or event permitting acceleration existing under the MH Contract and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such MH Contract. The Grantor has not waived any such default, breach, violation or event permitting acceleration.

     O. No Liens. There are, to the best of the Grantor's knowledge, no liens or claims which have been filed for work, labor or materials affecting the Manufactured Home securing the MH Contract which are or may be liens prior to, or equal or coordinate with, the lien of the MH

Contract.

     P. Installments Payments. The MH Contract either has a fixed rate, variable rate or is a Step-Up Rate Contract and provides for monthly principal payments which fully amortize the loan over its term.

     Q. Enforceability. The MH Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the security.

     R. One Original. There is only one original executed MH Contract, which is held by the Grantor, its agent or the Collateral Agent.

     S. Loan-to-Value Ratio. At the time of its origination each MH Contract had a loan-to-value ratio not greater than 95%; if the related Manufactured Home was new at the time such MH Contract was originated, the original principal balance of such MH Contract was not in excess of that permitted by the Grantor's underwriting guidelines in effect at the time the MH Contract was originated.

     T. Primary Resident. At the time of origination of the MH Contract the obligor was the primary resident of the related Manufactured Home or the primary resident was the child of the obligor.

     U. Good Repair. The related Manufactured Home is, to the best of the Grantor's knowledge, free of damage and in good repair.

     V. FHA/VA MH Contracts. If the MH Contract is a FHA/VA MH Contract, the MH Contract has been serviced in accordance with the regulations of the FHA/VA, the insurance or guarantee of the MH Contract under the regulations of the FHA/VA and related laws is in full force and effect, and no event has occurred which, with or without notice or lapse of time or both, would impair such insurance or guarantee.

     W. No Adverse Selection. Except for the effect of the representations and warranties made hereunder, no adverse selection procedures have been employed in selecting the MH Contracts.

     X. Holding Period. The MH Contract was not originated more than 180 days previously.

     Y. Other Criteria. Such other eligibility criteria as the Administrative Agent shall reasonably require and notify to the Grantor.


                                     A-2-3

                                                                          PART B
                                                                          ------

           Eligibility Criteria with respect to Home Equity Contract
           ---------------------------------------------------------

     B. Payments. The scheduled payment of principal and interest due under the Home Equity Contract with respect to the prior due date was made on or before such due date by or on behalf of the obligor (without any advance from the Grantor or any Person acting at the request of the Grantor) or was not delinquent for more than 30 days after such due date.

     C. No Waivers. The terms of the Home Equity Contract have not been waived, altered or modified in any respect, except by instruments or documents which are among the Required Documents or Additional Required Documents. All costs, fees and expenses incurred in making, closing and perfecting the lien and/or security interest, as applicable, of the Home Equity Contract have been paid.

     D. Binding Obligation. The Home Equity Contract is the legal, valid and binding obligation of the obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights generally. If the Security Perfection Date has occurred, the Grantor has delivered, or caused to be delivered, to the Collateral Agent the original Mortgage, with evidence of recording thereon, or if the original Mortgage has not yet been returned from the recording office, a true copy of the Mortgage which has been delivered for recording in the appropriate recording office of the jurisdiction in which the real property is located.

     E. No Defenses. The Home Equity Contract is not subject to any right of rescission, set off, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Home Equity Contract or the exercise of any right thereunder will not render the Home Equity Contract unenforceable in whole or in part or subject to any right of rescission, set off, counterclaim or defense, including the defense of usury, and no such right of rescission, set off, counterclaim or defense has been asserted with respect thereto.

     F. Insurance. At origination of the relevant Home Equity Contract, all improvements on the related real property are covered by a hazard insurance policy. To the Grantor's knowledge, such insurance has not been canceled.

     G. Origination. The Home Equity Contract was originated by a home equity lender or the Grantor or a Subsidiary in the regular course of its business and, if originated by a home equity lender, was purchased by the Grantor in the regular course of its business.

     H. Lawful Assignment. The Home Equity Contract was not originated in and is not subject to the laws of any jurisdiction whose laws would make the transfer of the Home Equity Contract to Collateral Agent or the security interest in the Home Equity Contract by the Collateral Agent thereof unlawful or make the Home Equity Contract unenforceable.

     I. Compliance with Law. All requirements of any federal, state or local law, including, without limitation, usury, truth in lending and equal credit opportunity laws, applicable to the Home Equity Contract have been complied with and such compliance is not affected by the holding of the Home Equity Contract by Collateral Agent or the Collateral Agent's ownership of the Home Equity Contract, and the Grantor maintains in its possession, available for Collateral Agent's inspection, and shall deliver to Collateral Agent upon demand, evidence of compliance with all such requirements.

     J. Home Equity Contract in Force. The Home Equity Contract has not been satisfied or subordinated in whole or in part or rescinded, and the real property securing the Home Equity Contract has not been released from the lien of the Home Equity Contract in whole or in part.

     K. Valid Lien. The Home Equity Contract has been duly executed and delivered by the obligor and the related Mortgage is a valid and subsisting first, second or third lien on the property therein described; if the Security Perfection Date has occurred, any related Mortgage has been assigned by the Grantor to Collateral Agent, and Collateral Agent has and will have a valid and subsisting lien on the property therein described. The Grantor has full right to sell and assign the Home Equity Contract to the Collateral Agent.

     L. Capacity of Parties. All parties to the Home Equity Contract had capacity to execute the Home Equity Contract.

     M. Good Title. The Grantor is the sole owner of the Home Equity Contract and has the authority to sell, transfer and assign the Home Equity Contract. The Grantor has not sold, assigned or pledged the Home Equity Contract to any Person other than the Collateral Agent.

     N. No Defaults. There was no default, breach, violation or event permitting acceleration existing under the Home Equity Contract and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Home Equity Contract. The Grantor has not waived any such default, breach, violation or event permitting acceleration.

     O. No Liens. There are, to the best of the Grantor's knowledge, no liens or claims which have been filed for work, labor or materials affecting the real property securing the Home Equity Contract which are or may be liens prior to, or equal or coordinate with, the lien of the Home Equity Contract.

     P. Installment Payments. The Home Equity Contract has a fixed rate, or a variable rate and provides for monthly principal payments which fully amortize the loan over its term.

     Q. Enforceability. The Home Equity Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the security provided thereby.

     R. One Original. There is only one original executed Home Equity Contract note, and it has been delivered to the Collateral Agent.

     S. Primary Resident. At the time of origination of the Home Equity Contract, the obligor was the primary resident of the related real property.

     T. Proceedings. There is no proceeding pending or, to the Grantor's knowledge, threatened for the total or partial condemnation of collateral securing a Home Equity Contract.

     U. Marking Records. If the Security Perfection Date has occurred, the Grantor has caused the portions of the Electronic Ledger relating to the Home Equity Contract to be clearly and unambiguously marked to indicate that the Collateral Agent holds a security interest in such Home Equity Contract in accordance with the terms of the Security Agreement.

     V. No Adverse Selection. Except for the effect of the representations and warranties made hereunder, no adverse selection procedures have been employed in selecting the Home Equity Contract.

     W. Real Property. Each mortgaged property is improved by a single family dwelling which constitutes real property under state law and is the principal residence of the obligor.

     X. Holding Period. The Home Equity Contract was not originated more than 180 days previously.

     Y. Other Criteria. Such other eligibility criteria as the Administrative Agent shall reasonably require and notify to the Grantor.

                                                                          PART C
                                                                          ------


        Eligibility Criteria with respect to Consumer Products Contracts
        ----------------------------------------------------------------

     B. Payments. The most recent scheduled payment was made by or on behalf of the obligor (without any advance from the Grantor or any Person acting at the request of the Grantor) or was not delinquent for more than 30 days.

     C. No Waivers. The terms of the Consumer Products Contract have not been waived, altered or modified in any respect, except by instruments or documents which are among the Required Documents or Additional Required Documents.

     D. Binding Obligation. The Consumer Products Contract is the legal, valid and binding obligation of the obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights generally.

     E. No Defenses. The Consumer Products Contract is not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Consumer Products Contract or the exercise of any right thereunder will not render the Consumer Products Contract unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

     F. Origination. Each Consumer Products Contract was originated by a dealer of goods of a class including the Consumer Product subject to the Consumer Products Contract, or by the Grantor or a Subsidiary, in the regular course of its business and, if originated by a dealer, was purchased by the Grantor or a Subsidiary in the regular course of its business.

     G. Lawful Assignment. The Consumer Products Contract was not originated in and is not subject to the laws of any jurisdiction whose laws would make the transfer of the Consumer Products Contract to the Collateral Agent unlawful or render the Consumer Products Contract unenforceable.

     H. Compliance with Law. At the date of origination of the Consumer Products Contract, all requirements of any federal and state laws, rules and regulations applicable to the Consumer Products Contract, including, without limitation, usury, truth in lending and equal credit opportunity laws, have been complied with, and the Grantor shall maintain its possession, available for the Collateral Agent's inspection, and shall deliver to the Collateral Agent upon demand, evidence of compliance with all such requirements.

     I. Consumer Products Contract in Force. The Consumer Products Contract has not been satisfied or subordinated in whole or in part or rescinded, and the Consumer Product or real property, if any, securing the Consumer Products Contract has not been released in whole or in part.

     J. Valid Security Interest or Lien. (a) the Consumer Products Contract creates a valid and enforceable perfected first priority security interest in favor of the Grantor in the Consumer Product covered thereby as security for payment of the outstanding principal balance of such Consumer Products Contract;
(b) if the Security Perfection Date has occurred, the Grantor has assigned all of its right, title and interest in such Consumer Products Contract, including the security interest in the Consumer Product covered thereby to the Collateral Agent; and (c) if the Security Perfection Date has occurred, the Collateral Agent has and will have a valid and perfected and enforceable first priority security interest in such Consumer Product.

     K. Capacity of Parties. The signature(s) of the obligor(s) on the Consumer Products Contract are genuine and all parties to the Consumer Products Contract had full legal capacity to execute the Consumer Products Contract.

     L. Good Title. The Grantor is the sole owner of the Consumer Products Contract and has the authority to sell, transfer and assign the Consumer Products Contract. In the case of a Consumer Products Contract purchased from a dealer, home improvement contractor or home equity lender, the Grantor purchased the Consumer Products Contract for fair value and took possession thereof in the ordinary course of its business, without knowledge that the Consumer Products Contract was subject to a security interest. The Grantor has not sold, assigned or pledged the Consumer Products Contract to any Person and prior to the transfer of the Consumer Products Contract by the Grantor to the Collateral Agent, the Grantor had good and marketable title thereto free and clear of any encumbrance, equity, loan, pledge, charge, claim or security interest and was the sole owner thereof with full right to transfer the Consumer Products Contract to the Collateral Agent. No financing statement describing or referring to any Consumer Products Contract (other than any financing statement naming the Collateral Agent as secured party, or filed by the Grantor as secured party to perfect its interest in a Consumer Products Contract purchased from a dealer) is on file in any public office.

     M. No Defaults. There was no default, breach, violation or event permitting acceleration existing under the Consumer Products Contract and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Consumer Products Contract (except payment delinquencies permitted by clause (A.) above). The Grantor has not waived any such default, breach, violation or event permitting acceleration except payment delinquencies permitted by clause (A.) above. The related Consumer Product is, to the best of the Grantor's knowledge, free of damage and in good repair.

     N. No Liens. There are, to the best of the Grantor's knowledge, no liens or claims which have been filed for work, labor or materials affecting the Consumer Product securing the Consumer Products Contract which are or may be liens prior to, or equal or coordinate with, the lien of the Consumer Products Contract.

     O. Installment Payments. Each Consumer Products Contract has a fixed interest rate or a variable interest rate and provides for regular principal payments which fully amortize the loan over its term.

     P. Enforceability. The Consumer Products Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the security.

     Q. One Original. There is only one original executed Consumer Products Contract (other than an original in the possession of the relevant obligor), which, if the Security Perfection Date has occurred, has been delivered to the Collateral Agent and has been stamped to reflect the assignment of such Consumer Products Contract to the Collateral Agent.

     R. Notation of Security Interest. With respect to each Consumer Products Contract, if the related Consumer Product is located in a state in which notation of a security interest on the title document is required or permitted to perfect such security interest, the title document shows, or if a new or replacement title document with respect to such Consumer Product is being applied for such title document will be issued within 180 days and will show, the Grantor as the holder of a first priority security interest in such Consumer Product; if the related Consumer Product is located in a state in which the filing of a financing statement under the UCC is required to perfect a security interest in goods of the type including the Consumer Product, such filings or recordings have been duly made and show the Grantor as secured party; and if the related Consumer Product is an aircraft subject to registration with the Federal Aviation Administration's Aircraft Registry, and the recordation of a Mortgage, security agreement or similar conveyance with such Registry is required to perfect the lien created thereby, such recordation has been duly made and shows the Grantor as secured party or mortgagee. In any case, if the Security Perfection Date has occurred, the Collateral Agent has the same rights as the secured party of record would have against all Persons (including the Grantor and any trustee in bankruptcy of the Grantor) claiming an interest in such Consumer Product.

     S. No Government Consumer Products Contracts. No obligor is the United States government or an agency, authority, instrumentality or other political subdivision of the United States government.

     T. Holding Period. The Consumer Products Contract was not originated more than 180 days previously.

     U. Other Criteria. Such other eligibility criteria as the Administrative Agent shall reasonably require and notify to the Grantor.

                                                                          PART D
                                                                          ------


        Eligibility Criteria with respect to Home Improvement Contracts
        ---------------------------------------------------------------

     B. Payments. The scheduled payment of principal and interest due under the Home Improvement Contract with respect to the prior due date was made on or before such Due Date by or on behalf of the obligor (without any advance from the Grantor or any Person acting at the request of the Grantor) or was not delinquent for more than 30 days after such Due Date.

     C. No Waivers. The terms of the Home Improvement Contract have not been waived, altered or modified in any respect, except by instruments or documents which are among Required Documents or Additional Required Documents. All costs, fees and expenses incurred in making, closing and perfecting the lien and/or security interest, as applicable, of the Home Improvement Contract have been paid.

     D. Binding Obligation. The Home Improvement Contract is the legal, valid and binding obligation of the obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights generally. In the case of Secured Home Improvement Contract other than Home Improvement Contract, if the Security Perfection Date has occurred, the Grantor has delivered, or caused to be delivered, to the Collateral Agent the original Mortgage, with evidence of recording thereon, or if the original Mortgage has not yet been returned from the recording office, a true copy of the Mortgage which has been delivered for recording in the appropriate recording office of the jurisdiction in which the Real Property is located.

     E. No Defenses. The Home Improvement Contract is not subject to any right of rescission, set off, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Home Improvement Contract or the exercise of any right thereunder will not render the Home Improvement Contract unenforceable in whole or in part or subject to any right of rescission, set off, counterclaim or defense, including the defense of usury, and no such right of rescission, set off, counterclaim or defense has been asserted with respect thereto.

     F. Insurance. At origination of the relevant Secured Home Improvement Contract, all improvements on the related real property are covered by a hazard insurance policy. To the knowledge of the Grantor, such insurance has not been canceled.

     G. Title I Loans. Each Title I Loan was originated in compliance with FHA regulations and is insured, without set-off, surcharge or defense, by FHA insurance. The Grantor has, in conformity with the regulations of the FHA, filed all reports necessary for the Title I Loan to be registered for FHA insurance. Following assignment of the Title I Loan to Collateral Agent, on behalf of the Secured Parties, Collateral Agent will be entitled to the full benefits of the FHA insurance.

     H. Origination. The Home Improvement Contract was originated by a home improvement contractor or the Grantor or a Subsidiary in the regular course of its business and, if originated by a home improvement contractor, was purchased by the Grantor or a Subsidiary in the regular course of its business.

     I. Lawful Assignment. The Home Improvement Contract was not originated in and is not subject to the laws of any jurisdiction whose laws would make the transfer of the Home Improvement Contract to Collateral Agent or the security interest in the Home Improvement Contract by the Grantor thereof unlawful or make the Home Improvement Contract unenforceable.

     J. Compliance with Law. All requirements of any federal, state or local law, including, without limitation, usury, truth in lending and equal credit opportunity laws and the regulations of the FHA, applicable to the Home Improvement Contract have been complied with and such compliance is not affected by the holding of the Home Improvement Contract by Collateral Agent or the Collateral Agent's security interest in the Home Improvement Contract, and the Grantor maintains in its possession, available for Collateral Agent's inspection, and shall deliver to Collateral Agent upon demand, evidence of compliance with all such requirements.

     K. Home Improvement Contract in Force. The Home Improvement Contract has not been satisfied or subordinated (except for such subordination as may be allowed under FHA regulations) in whole or in part or rescinded, and, in the case of a Secured Home Improvement Contract, the real property securing the Home Improvement Contract, as applicable, has not been released from the lien of the Home Improvement Contract in whole or in part.

     L. Valid Lien. The Home Improvement Contract has been duly executed and delivered by the obligor and either the related Mortgage is a valid and subsisting first, second or third lien on the property therein described or the Home Improvement Contract is an unsecured borrowing of the obligor; if the Security Perfection Date has occurred, any related Mortgage has been assigned by the Grantor to Collateral Agent, and Collateral Agent has and will have a valid and subsisting lien on the property therein described. The Grantor has full right to grant a security interest in the Home Improvement Contract in favor of Collateral Agent.

     M. Capacity of Parties. All parties to the Home Improvement Contract had capacity to execute the Home Improvement Contract.

     N. Good Title. The Grantor is the sole owner of the Home Improvement Contract and has the authority to sell, transfer and assign the Home Improvement Contract. The Grantor has not sold, assigned or pledged the Home Improvement Contract to any Person other than the Collateral Agent.

     O. No Defaults. There was no default, breach, violation or event permitting acceleration existing under the Home Improvement Contract and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Home Improvement Contract. The Grantor has not waived any such default, breach, violation or event permitting acceleration.

     P. No Liens. In the case of Secured Home Improvement Contracts, there are, to the best of the Grantor's knowledge, no liens or claims which have been filed for work, labor or materials affecting the real property securing the Home Improvement Contract which are or may be liens prior to, or equal or coordinate with, the lien of the Home Improvement Contract.

     Q. Installment Payments. The Home Improvement Contract has a fixed rate or a variable rate and provides for monthly principal payments which fully amortize the loan over its term.

     R. Enforceability. The Home Improvement Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the security provided thereby.

     S. One Original. There is only one original executed Home Improvement Contract and note, and, if the Security Perfection Date has occurred, each of which has been delivered to the Collateral Agent.

     T. Primary Resident. At the time of origination of the Home Improvement Contract, the obligor was the primary resident of the related real property.

     U. Proceedings. There is no proceeding pending or, to the Grantor's knowledge, threatened for the total or partial condemnation of collateral securing a Home Improvement Contact.

     V. Marking Records. If the Security Perfection Date has occurred, the Grantor has caused the portions of the Electronic Ledger relating to the Mortgage Loans to be clearly and unambiguously marked to indicate that the Collateral Agent holds in security interest such Home Improvement Contract in accordance with the terms of the Security Agreement.

     W. No Adverse Selection. Except for the effect of the representations and warranties made hereunder, no adverse selection procedures have been employed in selecting the Home Improvement Contract.

     Holding Period. The Home Improvement Contract was not originated more than 180 days previously.

     X. Other Criteria. Such other eligibility criteria as the Administrative Agent shall reasonably require and notify to the Grantor.

                                                                          PART E
                                                                          ------

          Eligibility Criteria with respect to Floor Plan Receivables
          -----------------------------------------------------------

     A. "Eligible Account". The Floor Plan Receivable has arisen under an "Eligible Account". An "Eligible Account" with respect to Floor Plan Receivables is an arrangement to provide an extension of credit by the Grantor or a Subsidiary to a borrower (i) in order to finance the purchase by the borrower of consumer or commercial product inventory or (ii) as a line of credit secured by unencumbered assets of such borrower, made in the regular course of the Grantor's or its Subsidiary's business and, if originated by a another, was purchased by the Grantor or a Subsidiary in the regular course of its business.

     B. Payments. The scheduled payment of principal and interest for the most recent due date was made by or on behalf of the borrower (without any advance from the Grantor or any Person acting at the request of the Grantor) or was not delinquent for more than 30 days.

     C. Binding Obligation. The Floor Plan Receivable is the legal, valid and binding obligation of the borrower thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights generally.

     D. No Defenses. The Floor Plan Receivable is not subject to any right of rescission, set off, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Floor Plan Receivable or the exercise of any right thereunder will not render the Floor Plan Receivable unenforceable in whole or in part or subject to any right of rescission, set off, counterclaim or defense, including the defense of usury, and no such right of rescission, set off, counterclaim or defense has been asserted with respect thereto.

     E. Lawful Assignment. The Floor Plan Receivable was not originated in and is not subject to the laws of any jurisdiction whose laws would make the transfer of the Floor Plan Receivable to the Grantor or the security interest in the Floor Plan Receivable in favor of the Collateral Agent unlawful or unenforceable.

     F. Valid Security Interest. The Floor Plan Receivable is secured by a first perfected security interest in the applicable commercial or consumer goods.

     G. Compliance with Law. The Floor Plan Receivable was created in compliance with all federal, state or local law applicable thereto.

     H. Capacity of Parties. The borrower had the capacity to enter into the Floor Plan Agreement.

     I. Good Title. The Grantor is the sole owner of the Floor Plan Receivable and has the authority to sell, transfer and assign the Floor Plan Receivable. The Grantor has not sold, assigned or pledged the Floor Plan Receivable to any Person other than the Collateral Agent.

     J. No Defaults. There was no default, breach, violation or event permitting acceleration existing under the Floor Plan Receivable and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Floor Plan Receivable. The Grantor has not waived any such default, breach, violation or event permitting acceleration.

     K. Manufacturer Agreement. The related agreement between the Grantor or subsidiaries and the manufacturer of the consumer or commercial products financed by the Grantor or a Subsidiary under the Floor Plan Agreement with the borrower provides, subject to the terms and limitations thereof, that the manufacturer is obligated to repurchase the products securing the Floor Plan Receivable upon repossession thereof by the Grantor or a Subsidiary upon the related borrower's default.

     L. No Liens. There are, to the best of the Grantor's knowledge, no liens or claims affecting the assets securing the Floor Plan Receivable other than the lien, if any, in favor of the Collateral Agent.

     M. No Waivers. The terms of the Floor Plan Receivable have not been waived, altered or modified in any respect, except by instruments or documents which are among the Required Documents or the Additional Required Documents.

     N. No Adverse Selection. Except for the effect of the representations and warranties made hereunder, no adverse selection procedures have been employed in selecting the Floor Plan Receivable.

     O. Holding Period. The Floor Plan Receivable was not originated more than 180 days previously, unless the Floor Plan Agreement provides for revolving credit.

     P. Other Criteria. Such other eligibility criteria as the Administrative Agent shall reasonably require and notify to the Grantor.

                                                                          PART F
                                                                          ------

          Eligibility Criteria with respect to Asset Based Receivables
          ------------------------------------------------------------

     A. Asset Based Receivables. The Asset Based Receivables are receivables or amounts payable arising from extensions of credit by the Grantor or a Subsidiary to finance a borrower's or dealer's production or inventory (which may include goods held for sale, interests in real estate or chattel paper) or to provide working capital, and are secured by finished goods inventory, accounts receivable, certain work-in-process, raw materials, component parts, or interests in real property or other assets of the borrower or dealer, in all cases, made, or if originated by another, purchased (whether in whole or in part, including via participation) by the Grantor or a Subsidiary in the regular course of its business.

     B. Payments. The scheduled payment of principal and interest for the most recent due date was made by or on behalf of the borrower (without any advance from the Grantor or any Person acting at the request of the Grantor) or was not delinquent for more than 30 days.

     C.   Binding Obligation.   The Asset Based Receivable is the legal, valid
and binding obligation of the borrower thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights generally.

     D. No Defenses. The Asset Based Receivable is not subject to any right of rescission, set off, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Asset Based Receivable or the exercise of any right thereunder will not render the Asset Based Receivable unenforceable in whole or in part or subject to any right of rescission, set off, counterclaim or defense, including the defense of usury, and no such right of rescission, set off, counterclaim or defense has been asserted with respect thereto.

     E. Lawful Assignment. The Asset Based Receivable was not originated in and is not subject to the laws of any jurisdiction whose laws would make the transfer of the Asset Based Receivable to Collateral Agent or the security interest in the Asset Based Receivable by the Grantor thereof unlawful or unenforceable.

     F. Valid Security Interest or Mortgage. The Asset Based Receivable is secured by a first perfected security interest or Mortgage in the assets financed by the Grantor or a Subsidiary and the perfection of such security interest is governed by the laws of one or more of the states of the United States.

     G. Compliance with Law. The Asset Based Receivable and the underlying financing agreement were created in compliance with all federal, state or local law applicable thereto.

     H. Capacity of Parties. The borrower had the capacity to enter into the Asset Based Agreement.

     I. Good Title. The Grantor is the sole owner of the Asset Based Receivable and has the authority to sell, transfer and assign the Asset Based Receivable. The Grantor has not sold, assigned or pledged the Asset Based Receivable to any Person other than the Collateral Agent.

     J. No Defaults. There was no default, breach, violation or event permitting acceleration existing under the Asset Based Receivable and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Asset Based Receivable. The Grantor has not waived any such default, breach, violation or event permitting acceleration.

     K. No Liens. There are, to the best of the Grantor's knowledge, no liens or claims affecting the assets securing the Asset Based Receivable other than the lien, if any, in favor of the Collateral Agent.

     L. No Waivers. The terms of the Asset Based Receivable have not been waived, altered or modified in any respect, except by instruments or documents which are among the Required Documents or the Additional Required Documents.

     M. No Adverse Selection. Except for the effect of the representations and warranties made hereunder, no adverse selection procedures have been employed in selecting the Asset Based Receivable.

     N. Holding Period. The Asset Based Receivable was not originated more than 180 days previously, unless the Asset Based Agreement provides for revolving credit.

     O. Other Criteria. Such other eligibility criteria as the Administrative Agent shall reasonably require and notify to the Grantor.

                                                                          PART G
                                                                          ------

        Eligibility Criteria with respect to Other Eligible Receivables
        ---------------------------------------------------------------

Other similar eligibility criteria for Other Receivables to be determined in the reasonable discretion of the Collateral Agent and within customary terms for secured financings of such Collateral, including, without limitation, the criteria of not delinquent for more than 30 days, all as agreed between the Administrative Agent, the Collateral Agent and the Grantor within 30 days after the [First][Second] Amendment Effective Date; provided that no such Collateral shall be included in the Borrowing Base until the Administrative Agent, the Collateral Agent and the Grantor have so agreed in writing whereupon such revised eligibility criteria shall be deemed incorporated herein.

                              SECURITY AGREEMENT
                              ------------------


     This Agreement is made as of February ___, 1998 by and between Green Tree Financial Corporation, a Delaware corporation (the "Grantor"), and THE FIRST NATIONAL BANK OF CHICAGO, as Collateral Agent (as hereinafter defined) for the Lenders (as hereinafter defined).

                                R E C I T A L S:
                                ---------------

     A. Pursuant to the Long Term Credit Agreement and the Short Term Credit Agreement (each, as hereinafter defined), the Lenders have agreed to make certain loans to the Grantor; and

     B. Pursuant to the Second Amendment to the Long Term Credit Agreement and the First Amendment to the Short Term Credit Agreement (collectively, the "Amendments"), and as a condition to entering into the Amendments, the Administrative Agent, the Collateral Agent and the Lenders have requested that the Grantor grant to the Collateral Agent, on behalf of the Secured Parties (as hereinafter defined), a security interest in the Collateral (as hereinafter defined) upon the terms and conditions as set forth herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


1.   DEFINITIONS.
     -----------

     Terms defined in the UCC (as hereinafter defined) are used herein as therein defined. As used in this Agreement, capitalized terms defined in the Credit Agreements and not otherwise defined herein have the meanings given in the Credit Agreements, and the following terms have the meanings specified below (such meanings being equally applicable to both the singular and plural forms of the terms defined):

     "Additional Required Documents" has the meaning set forth in Section 4.1 of this Agreement.

     "Administrative Agent" means The First National Bank of Chicago, a national banking association, as administrative agent for the Lenders pursuant to Section
10.1 of the Credit Agreements, and the successors and assigns thereof as administrative agent for the Lenders.

     "Agreement" means this Security Agreement, as it may be amended, modified or supplemented from time to time.

     "Collateral" has the meaning set forth in Section 3.1 hereof.

     "Collateral Agent" means The First National Bank of Chicago, a national banking association, as collateral agent for the Secured Parties pursuant to the terms hereof, and the successors and assigns thereof as such collateral agent.

     "Collateral Security" means:

               With respect to any Contract, (i) the security interests, if any, granted by or on behalf of the related obligor with respect thereto, including a first priority perfected security interest in the related Manufactured Home if an MH Contract, a first priority perfected security interest in the related Product if a Consumer Product Contract, a first priority security interest in the related Floor Plan Products or assets, if a Floor Plan Receivable, and a Mortgage if a Home Equity Contract, Secured Home Improvement Contract, or Land-and-Home Contract, (ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Contract, whether pursuant to the agreement giving rise to such Contract or otherwise, together with all financing statements signed by the obligor describing any collateral securing such Contract, (iii) all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Contract whether pursuant to the agreement giving rise to such Contract or otherwise, and (iv) all records in respect of such Contract and all documents comprising the Required Documents or the Additional Required Documents, (v) all rights under any FHA/VA Regulations in respect of each FHA/VA Contract, (vi) all rights under any hazard, flood or other individual insurance policy for the benefit of the creditor of the Contract on any real estate, Manufactured Home Consumer Product or other tangible property securing the Contract,
     (vii) all rights the Grantor may have against the originating contractor or lender if originated by a contractor or lender other than the Grantor,
     (viii) all rights under any title insurance policy, if applicable, on any property securing the Contract.

     "Contracts" means Consumer Product Contracts, Home Equity Contracts, Home Improvement Loans, MH Contracts, Asset-Based Receivables, Floor Plan Receivables and Other Eligible Receivables.

     "Credit Agreements" means the Long Term Credit Agreement and the Short Term Credit Agreement and ,after the expiration of the Short Term Credit Agreement, the Long Term Credit Agreement.

     "Default" means any one or more of the events described in Section 12 hereof.

     "Grantor" means Green Tree Financial Corporation, a Delaware corporation, and its successors.

     "Indemnitee" means any Person entitled to be indemnified by the Grantor pursuant to Section 15 hereof.

     "Lenders" means, collectively, the "Lenders" as defined under each of the Credit Agreements and their respective successors and assigns.

     "Long Term Credit Agreement" means that certain Credit Agreement (3-year) dated as of April 29, 1997 among the Grantor, the Administrative Agent and the lenders party thereto, as heretofore or hereafter amended, renewed, modified or supplemented from time to time.

     "Proceeds" shall mean "proceeds," as such term is defined in Section 9-306(l) of the UCC, and, in any event, includes, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Grantor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "Required Documents" is defined in Section 4.1.

     "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

     "Secured Obligations" shall mean, collectively, the unpaid principal of and interest on the Loans and any Notes and all other obligations and liabilities of the Grantor and to the Secured Parties (including, without limitation, all "Obligations" (as defined in the Credit Agreements) and all interest accruing at the then applicable rate provided in the Credit Agreements after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreements after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreements, the Loans, any Notes, this Agreement, the other Loan Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to any of the Secured Parties that are required to be paid by the Grantor pursuant to the terms of the Credit Agreements, this Agreement or any other Loan Document).

     "Secured Parties" shall mean, collectively, the Lenders, the Collateral Agent and the Administrative Agent.

     "Short Term Credit Agreement" means that certain Credit Agreement (364-day) dated as of April 29 1997 among the Grantor, the Administrative Agent and the lenders party thereto, as heretofore or hereafter amended, renewed, modified or supplemented from time to time.

     "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.


2.   APPOINTMENT OF COLLATERAL AGENT.
     -------------------------------

     Pursuant to the Credit Agreement, the Collateral Agent has been appointed to act as secured party, agent, bailee and custodian for the exclusive benefit of the Secured Parties with respect to the Collateral. The Collateral Agent hereby acknowledges that it has accepted such appointment and agrees to maintain and hold all Collateral at any time delivered to it as secured party, agent, bailee and custodian for the exclusive benefit of the Secured Parties. The Collateral Agent acknowledges and agrees that it is acting and will act with respect to the Collateral for the exclusive benefit of the Secured Parties and is not, and shall not any time in the future be, subject, with respect to the Collateral, in any manner or to any extent, to the direction or control of the Grantor, except as expressly permitted hereunder and under the other Loan Documents. The Collateral Agent agrees to act in accordance with this Agreement and in accordance with any written instructions from the Administrative Agent delivered pursuant to either Credit Agreement. Under no circumstances shall the Collateral Agent deliver possession of Collateral to the Grantor or any other Person (other than the Administrative Agent) or otherwise release any Collateral from the Lien created hereby, except in accordance with the express terms of this Agreement or otherwise upon the written instructions of the Administrative Agent.


3.   GRANT OF SECURITY INTEREST
     --------------------------

     3.1 GRANT OF SECURITY INTEREST. Effective upon the occurrence of a Security Event, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, the Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in all right, title and interest of the Grantor in the following Property now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

               (a) all Contracts identified by Grantor pursuant to a Borrowing Base Addition Report for inclusion in the Borrowing Base including, without limitation, all Collateral Security with respect thereto;

               (b) to the extent relating to the foregoing, all files, documents, agreements, instruments, deeds, chattel paper, inventory, insurance policies, personal property, contract rights, accounts, general intangibles, records, surveys, certificates, correspondence, appraisals, computer records, tapes, discs, cards accounting records and other books, records, information and data of the Grantor (including all such items necessary or helpful in the administration or servicing of the Collateral) of whatever kind or nature whatsoever relating to the foregoing or the servicing of the foregoing or any other Collateral, and all other documents or instruments delivered to the Collateral Agent in respect of the Collateral, including, without limitation, the right to receive all insurance proceeds and condemnation awards which may be payable in respect of any of the Property; and

               (c) to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing.


4. DELIVERY OF ELIGIBLE COLLATERAL FOR INCLUSION IN BORROWING BASE; RELEASE OF COLLATERAL; COLLATERAL AGENT VERIFICATION
     -----------------------------------------

     4.1 DELIVERY OF ELIGIBLE COLLATERAL. From time to time, the Grantor shall deliver or cause to be delivered to the Collateral Agent or its bailee Collateral to be included in the Borrowing Base as permitted or required pursuant to the Credit Agreements, by delivering to the Collateral Agent (with a copy to the Administrative Agent) a Borrowing Base Addition Report in the form of Exhibit 4(a) hereto, with all blanks completed in conformity therewith, together with any financial statement reasonably requested by the Collateral Agent. From and after the date of a Security Event, each Borrowing Base Addition Report shall be accompanies by those documents, instruments and agreements described on Exhibit 4(b) hereto with respect to each type of Eligible Contract described in the Borrowing Base Addition Report (the "Required Documents") and a financing statement meeting the requirements of the UCC or other documents necessary to perfect the interest of the Collateral Agent in the Eligible Contract described in the Borrowing Base. Additionally, if required by the Collateral Agent or the Administrative Agent, the Grantor shall use diligent efforts to promptly deliver to the Collateral Agent the items described on
Exhibit 4(c) hereto (the "Additional Required Documents"). Whenever the Grantor shall deliver a Borrowing Base Addition Report, the Grantor shall be deemed to have represented and warranted that (i) if the date is on or after the date of a Security Event, it has delivered to the Collateral Agent the Required Documents (or in the case of Wet Loans, it will deliver such Required Documents with 10 business days of origination (or acquisition from an unaffiliated Person) of the related Contract, (ii) if the date is on or after the date of a Security Event, it has delivered, holds in its possession or is using diligent efforts to obtain possession of the

Additional Required Documents and to deliver the Additional Required Documents to the Collateral Agent, (iii) that each item of Collateral or Contract constitutes an Eligible Contract as set forth in the Credit Agreement or if such Contract does not constitute an Eligible Contract, that the Borrowing Base (calculated as if the Collateral Value for such ineligible Contract is zero) is not less than the outstanding amount of Loans and other Secured Obligations then due and payable and (iv) that each of the representations and warranties set forth in Section 6 hereof are true and correct as of such date. The Grantor shall hold the Additional Required Documents in its possession in trust for the benefit of the Secured Parties until delivery thereof to the Collateral Agent as provided herein.

     4.2 COLLATERAL AGENT OFFICE. The Collateral Agent shall hold all documentation relating to or constituting Collateral delivered to it from time to time under this Agreement or any other Loan Document in accordance with the provisions hereof and of the other Loan Documents in a fire resistant vault, drawer or other suitable depository in an office maintained by the Collateral Agent on premises owned or leased or subleased by it and occupied and controlled solely by the Collateral Agent (the "Collateral Agent Office"), which documentation shall (x) be conspicuously marked to show the Collateral Agent's and the other Secured Parties' interests therein and (y) not be commingled with any other assets or property of, or held by, the Collateral Agent. The Collateral Agent Office may, in the discretion of the Collateral Agent, be located on premises leased or subleased to the Collateral Agent by the Grantor or an Affiliate of the Grantor, and may be adjacent to or in the same office building as offices maintained and occupied by the Grantor or its Affiliates; provided, however, that (i) any such lease or sublease shall be in a form customary in the location of such premises for arms'-length leases or subleases of office premises between unrelated parties, and subject to clause (vi), shall provide that the Collateral Agent shall enjoy exclusive occupancy of such premises with no right of access being granted to or retained by the Grantor or its other Affiliates pursuant to such lease or sublease (other than any such right which is customary for unaffiliated, third-party landlords to be granted in order to respond to emergencies, or in order to conduct inspection of the premises upon reasonable notice to the Collateral Agent and in the presence of the Collateral Agent), (ii) there shall be no doorway or other physical access to the Collateral Agent Office directly from premises occupied exclusively by the Grantor or any of its other Affiliates, (iii) the public entrance to the Collateral Agent Office shall be accessible from the street, a public lobby or other public space, and entrance by the public into the Collateral Agent Office shall not require access to space occupied exclusively by the Grantor or any of its other Affiliates, (iv) the public entrance to the Collateral Agent Office shall be conspicuously marked with the name of the Collateral Agent to identify such premises as being premises of the Collateral Agent, and there shall be no reference in such markings to the Grantor or any of its other Affiliates, (v) the Collateral Agent Office shall be staffed solely by employees, officers or agents of the Collateral Agent and not of the Grantor or any of its other Affiliates, which employees, officers and agents will be under the sole supervision and direction of the Collateral Agent, and (vi) the Grantor shall have access to the Collateral Agent Office, under the supervision of the Collateral Agent, during normal business hours, which access shall be not greater than that afforded to similar Persons in an arm's-length custodial transaction.

     4.3 RELEASE OF COLLATERAL. In the event that no Default or Unmatured Default has occurred and is continuing and in the further event that the outstanding principal amount of Loans and other then due and owing Secured Obligations is less than the Borrowing Base (and will continue to be less than the Borrowing Base immediately after giving effect to any request under this
Section 4.3), the Grantor may request, by delivery to the Administrative Agent and the Collateral Agent of a Borrowing Base Deletion Request in the form of
Exhibit 4.3 hereto, with all blanks completed in conformity therewith, that certain specifically identified Contracts or Collateral be removed from the Borrowing Base, and after the occurrence of a Security Event, released from the Lien granted pursuant hereto. Delivery of a Borrowing Base Deletion Request shall be deemed a representation and warranty by the Grantor that the above conditions are satisfied and that no Default or Unmatured Default will exist after giving effect to the request. Upon receipt of a Borrowing Base Deletion Request prior to the occurrence of a Security Event and upon confirmation by the Administration Agent that the above conditions are satisfied (or will be contemporaneously therewith), the Contracts identified in such Borrowing Base Deletion Request shall be deemed deleted from the Borrowing Base. Upon receipt of a Borrowing Base Deletion Request after the occurrence of a Security Event and upon confirmation by the Administrative Agent that the above conditions are satisfied (or will be contemporaneously with the release), the Collateral Agent shall release all or a portion of the Collateral identified in the Borrowing Base Deletion Request from the Lien in favor of the Collateral Agent for the benefit of the Secured Parties hereunder and, as evidence of such release of Lien, shall execute and deliver to the Grantor (i) a confirmation of such release, (ii) such UCC termination statements as are necessary to terminate all existing UCC-1 financing statements covering the released Collateral filed by the Collateral Agent on behalf of the Secured Parties and (iii) where relevant, shall deliver to Grantor all original and other documents pertaining solely to the Collateral requested to be released.

     4.4 MASTER BORROWING BASE LIST. The Grantor will maintain a master list (which may be in electronic form) (the "Master Collateral Report") of Collateral or Contracts which at any time constitute a part of the Borrowing Base and within 2 Business Days after delivery of a Borrowing Base Addition Report or a Borrowing Base Deletion report shall deliver a revised copy of the Master Collateral Report to the Collateral Agent. The Company will cause the portions of its electronic records relating to the Collateral to be clearly and unambiguously marked to indicate that such Contracts or Collateral constitutes part of the Borrowing Base and after the occurrence of a Security Event, is pledged to the Collateral Agent, as security for the Secured Obligations.

     4.5 If the Collateral Agent is First Bank National Association or an affiliate, the Collateral Agent will, after the occurrence of a Security Event and upon the written request and direction of the Grantor, confirm, to the extent the Collateral Agent's electronic records allow it to so, whether:

          (A) Any Contract constituting Collateral is pledged by the Grantor to any other party for whom the Collateral Agent maintains records; or

          (B) Any Contract pledged or to be pledged or sold by the Grantor to any other party (for whom the Collateral Agent maintains records), constitutes Collateral.

     4.6  COLLATERAL AGENT'S REVIEW OF COLLATERAL

          (a) Review of Collateral. Upon receipt of Required Documents specified in Exhibit 4(b) hereto for any Collateral, the Collateral Agent shall promptly review the same and verify that:

               (i) all Required Documents appear regular on their face and remain in the Collateral Agent's possession;

               (ii) all documents submitted are consistent with the information provided in the schedules attached to the Borrowing Base Addition Report as to the obligor's name, face amount and loan or account number;

               (iii) any note or Mortgage each bears an original signature or signatures which appear to be those of the person or persons named as the maker or mortgagor or trustor, or in the case of a copy of a Mortgage, such copy bears what appears to be a reproduction of such signature or signatures; and

               (iv) such other matters as may be reasonably requested by Administrative Agent in writing and agreed to by Collateral Agent.

     Such verification of Collateral delivered during any period covered by a status report referred to in Section 4.6 (c) hereof shall be set forth in such report. If the Collateral Agent (x) notes any exception in the review described in subsections (i) through (vi) above, (y) determines that any item of Collateral does not satisfy the requirements of the Required Documents for inclusion in Eligible Contracts or (z) questions, in its reasonable discretion, the genuineness, regularity, propriety, or accuracy of any item of Collateral, the Collateral Agent shall note the same as not constituting an Eligible Contract and promptly advise Grantor thereof. Until such exception is cured, such Contract shall not constitute an Eligible Contract. Notwithstanding the foregoing as to any financing statements or other documentation which is not specifically described such that Collateral Agent can, without reference to any other information, determine if such Required Document has been delivered, Collateral Agent shall be entitled to rely on the representation of Grantor that such Required Document has been delivered.

          (b) Borrowing Base Determination; Determination Assumptions. On any Business Day after the occurrence of a Security Event, the Collateral Agent shall at the request of the Administrative Agent use its best effort to compute the value of the Borrowing Base and notify the Administrative Agent of any such determination. In the event either the Collateral

Agent determines that a discrepancy exists with the Borrowing Base as most recently determined by the Grantor or is unable to determine such Borrowing Base, the Grantor shall cooperate with the Collateral Agent to reconcile such discrepancy or determine such Borrowing Base promptly but in any event not later than the following Business Day and prior to any delivery of a Borrowing Base Certificate to the Administrative Agent. In making any Borrowing Base Determination or other calculation involving a determination of the value of the Borrowing Base, the Collateral Agent shall be permitted to rely, without independent investigation of the correctness thereof, on the information supplied by the Grantor to the Collateral Agent on the related Borrowing Base Certificate.

          (c) Reports. After the occurrence of a Security Event, the Collateral Agent shall deliver to: (i) the Administrative Agent and the Grantor, (A) within three Business Days after the end of the each month, a basic status report in form and substance reasonably acceptable to the Administrative Agent and the Collateral Agent with respect to the status of the Borrowing Base ("Basic Status Report") as of the end of the preceding month and (B) within one Business Day after the end of each week, a report in form and substance acceptable to the Administrative Agent with respect to exceptions noted by the Collateral Agent in accordance with Section 4.5(a) above outstanding as of the end of the preceding week (an "Outstanding Exceptions Report"), and (ii) to the Administrative Agent and the Lenders, from time to time, such other reports and information as the Administrative Agent or the Majority Lenders may from time to time reasonably request. In preparing such reports, the Collateral Agent shall be entitled to rely, without independent investigation (other than the review steps described in Section 4.5 (a) above), on information supplied to the Collateral Agent by the Grantor.


5. RIGHTS OF COLLATERAL AGENT AND SECURED PARTIES; LIMITATIONS ON COLLATERAL AGENT'S AND SECURED PARTIES' OBLIGATIONS.
     -----------------------------------------

     5.1. GRANTOR REMAINS LIABLE. It is expressly agreed by the Grantor that anything herein or therein to the contrary notwithstanding, the Grantor shall remain liable under the Collateral and all agreements relating to the Collateral to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of the Collateral and in accordance with the terms of any agreements giving rise thereto. Neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any instrument, agreement, contract or other document by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any such Secured Party pursuant hereto or thereto of any payment relating to any Collateral, nor shall the Collateral Agent or any other Secured Party be obligated in any manner to perform any of the obligations of the Grantor thereunder, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Collateral or any agreement giving rise thereto, to present or file any claim, to take any action to enforce any performance or to collect the payment or any amount which may have been assigned to it or to which it may be entitled at any time.

     5.2 COLLECTIONS ON COLLATERAL. Subject to the provisions of Sections 14.1 and 14.2, the Collateral Agent hereby authorizes the Grantor to collect all sums in respect of the Collateral, subject, so long as the Grantor has rights in the Collateral, to the Collateral Agent's direction and control after the occurrence of a Security Event, and the Collateral Agent may, so long as the Grantor has rights in the Collateral, curtail or terminate said authority at any time after the occurrence and during the continuance of a Security Event and a Default or Unmatured Default of the type specified in Section 7.7 of the Credit Agreements. All Proceeds constituting collections in respect of the Collateral while held by the Collateral Agent (or by the Grantor in trust for the Collateral Agent and the Lenders) shall continue to be collateral security for all of the Secured Obligations.

     5.3 NOTICE TO CONTRACTING PARTIES. Upon the request of the Collateral Agent at any time after the occurrence and during the continuance of an event of Default or Unmatured Default of the type specified in Section 7.7 of the Credit Agreement, the Grantor shall promptly notify parties to any contract constituting Collateral that such contract has been assigned to the Collateral Agent. The Collateral Agent may from time to time during the continuance of a Default communicate with parties to any such contract.


6.   REPRESENTATIONS AND WARRANTIES.
     ------------------------------

     The Grantor represents and warrants to the Collateral Agent, on behalf of the Secured Parties, which representations and warranties shall survive the execution and delivery of this Agreement and any investigation by or on behalf of the Collateral Agent or any Secured Party, as follows:

     6.1 CORPORATE EXISTENCE AND STANDING. The Grantor is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified and in good standing as a foreign corporation and is duly authorized to conduct its business in each jurisdiction in which its business is conducted or proposed to be conducted, except where the failure to be so qualified may not reasonably be expected to have a Material Adverse Effect.

     6.2 AUTHORIZATION AND VALIDITY. The Grantor has the requisite power and authority (corporate and otherwise) and legal right to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by the Grantor of this Agreement and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings, and this Agreement constitutes the legal, valid and binding obligation of the Grantor enforceable against the Grantor in accordance with its terms and, after the occurrence of a Security Event, creates a valid security interest which will thereafter be enforceable against the Grantor in the Collateral, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

     6.3 NO CONFLICT; GOVERNMENT CONSENT. Neither the execution and delivery by the Grantor of this Agreement, the creation and perfection of a security interest in the Collateral as contemplated hereby, nor compliance with the provisions hereof, will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Grantor or the Grantor's articles of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which the Grantor is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (except to the extent created by this Agreement) in, of or on the property of the Grantor pursuant to the terms of any such indenture, instrument or agreement. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either for the execution and delivery by the Grantor of this Agreement or for the performance by the Grantor of its obligations under this Agreement except for filings expressly contemplated hereby.

     6.4 PRINCIPAL LOCATION. The Grantor's mailing address, and location of its chief executive office and the locations at which Grantor maintains books and records relating to the Collateral, are set forth on Exhibit 6.4 hereto.

     6.5 TITLE; NO OTHER LIENS. Except for the Lien granted after the occurrence of a Security Event to the Collateral Agent hereunder, the Grantor has good and marketable title, to each item of Collateral, free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement.

     6.6 PERFECTION OF LIENS. On and after the Security Perfection Date, all filings, registrations, recordings and actions necessary or appropriate to create, preserve, protect and perfect the security interest granted by the Grantor to the Collateral Agent, on behalf of the Secured Parties, hereby in respect of the Collateral have been accomplished and the security interest granted to the Collateral Agent, on behalf of the Secured Parties, pursuant to this Agreement in and to the Collateral constitutes a perfected security interest (except for Collateral consisting of Wet Loans which security interest shall constitute a perfected security interest within 10 Business Days after the origination (or purchase from an unaffiliated person) thereof), superior and prior to the rights of all other Persons therein and subject to no other Liens and is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction which relates to perfected security interests.


7.   COVENANTS.
     ---------

     From the date of this Agreement, and thereafter until this Agreement is terminated pursuant to Section 16.12:

     7.1 FURTHER DOCUMENTATION; PLEDGE OF INSTRUMENTS AND CHATTEL PAPER. At any time and from time to time after the occurrence of a Security Event, upon the written request of the Collateral Agent, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to the Collateral Agent of any Collateral held by the Grantor or in which the Grantor has any rights not heretofore assigned the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the Liens created hereby, and, at any time when a Default is continuing, the filing or recording of any other assignments, instruments and documents under applicable real property law relating to the Collateral, to the extent that the Collateral Agent has not become satisfied, through receipt of appropriate legal opinions or otherwise, that the filing or recording of such assignments, instruments or documents is not required under applicable real property law. The Grantor also hereby authorizes the Collateral Agent to file any such financing or continuation statement without the signature of the Grantor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement of filing in any jurisdiction. After the occurrence of a Security Event, the Grantor will deliver to the Collateral Agent (a) the originals of all instruments, documents and chattel paper which are evidenced by certificates included in the Collateral endorsed in blank, marked with such legends and assigned as the Collateral Agent shall specify, and (b) hold in trust for the Collateral Agent, on behalf of the Secured Parties, upon receipt and immediately thereafter deliver to the Collateral Agent, on behalf of the Secured Parties, any instrument or document evidencing or constituting Collateral.

     7.2 INSPECTION. The Grantor will permit the Collateral Agent and the Secured Parties, by their representatives and agents, to inspect the Collateral, to examine and make copies of the records of the Grantor relating thereto, and to discuss the Collateral and the records of the Grantor with respect thereto with, and to be advised as to the same by, the Grantor's officers and employees and, in the case of any item of Collateral, with any person or entity which is or may be obligated thereon, all upon reasonable prior notice from the Collateral Agent and at such reasonable times and intervals as the Collateral Agent may determine, all at the Grantor's expense with the same rights to, and limited to, expense reimbursement as provided in accordance with Section 9.7 of the Credit Agreements or inspections permitted thereby.

     7.3 RECORDS AND REPORTS. The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral.
After the occurrence of a Security Event, the Grantor will mark its books and records pertaining to the Collateral to evidence this Agreement and the Lien and security interests granted hereby. For the Collateral Agent's and the other Secured Parties' further security, the Grantor agrees that after the occurrence of a Security Event, the Collateral

Agent and the other Secured Parties shall have a special property interest in all of the Grantor's books and records pertaining to the Collateral and, upon the occurrence and during the continuance of any Default or Unmatured Default, the Grantor shall deliver and turn over any such books and records to the Collateral Agent or to its representatives at any time on demand of the Collateral Agent.

     7.4 COMPLIANCE WITH LAWS, ETC. The Grantor will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any Governmental Authority, applicable to the Collateral or any part thereof or to the operation of the Grantor's business; provided, however, that the Grantor may contest any act, regulation, order, decree or direction in any reasonable manner which shall not, in the sole opinion of the Collateral Agent, adversely affect the Collateral Agent's rights hereunder or adversely affect the first priority of its Lien on and security interest in the Collateral for the benefit of the Secured Parties.

     7.5 PAYMENT OF OBLIGATIONS. The Grantor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom and all claims of any kind (including, without limitation, claims for labor, materials and supplies), except that no such charge need be paid if (i) such non-payment does not involve any danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and is being contested in good faith by appropriate proceedings, and (ii) such charge is adequately reserved against in accordance with and to the extent required by Agreement Accounting Principles.

     7.6 COMPLIANCE WITH TERMS OF AGREEMENTS, ETC. In all material respects, the Grantor will comply with and perform with all obligations, covenants, conditions and other agreements with respect to any of the Collateral and all other agreements related thereto to which it is a party or by which it is bound.

     7.7 LIMITATION ON LIENS ON COLLATERAL. The Grantor will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except the Liens created under this Agreement and the other Loan Documents, and will defend the right, title and interest of the Collateral Agent and the other Secured Parties in and to any of the Grantor's rights in and under the Collateral and in and to the Proceeds thereof against the claims and demands of all Persons whomsoever.

     7.8 LIMITATIONS ON DISPOSITION. At any time when the Borrowing Base is less than or equal to the amount of Loans and other Secured Obligations then due and payable, the Grantor will not sell, lease, transfer or otherwise dispose of any of the Collateral, or contract to do so (unless the contract or the related documentation provides that simultaneously with the consummation thereof any Loans secured by the Collateral will be prepaid to the extent required by the Credit Agreement).

     7.9  FURTHER IDENTIFICATION OF COLLATERAL.    After the occurrence of a
Security Event,
the Grantor will, if so requested by the Collateral Agent, furnish to the Collateral Agent as often as the Collateral Agent reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

     7.10. NOTICES. The Grantor will advise the Collateral Agent promptly, in reasonable detail, (i) of any Lien or claim made or assessed against any of the Collateral, (ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder.

     7.11. CHANGE IN LOCATION OR NAME. The Grantor will not (a) change its principal place of business or chief executive offices to a location other than a location specified on Exhibit 6.4 hereto, (b) change its name, or (c) change its mailing address, unless the Grantor shall have given the Collateral Agent not less than thirty (30) days' prior written notice thereof, and the Collateral Agent shall have determined that after giving effect to any such change of name, address or chief executive offices and the making of any additional filings, registrations or recordings as the Collateral Agent shall determine necessary, the Collateral Agent, for the benefit of the Lenders, shall have a valid and continuing, first perfected security interest in the Collateral.

     7.12. OTHER FINANCING STATEMENTS. The Grantor will not sign or authorize the signing on its behalf of any financing statement naming it as debtor covering all or any portion of the Collateral, except financing statements naming the Collateral Agent, on behalf of the Secured Parties, as secured party.

     7.13.  FURTHER ACTIONS.    After the occurrence of a Security Event, the
Grantor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require.


8.   STANDARD OF CARE OF COLLATERAL AGENT; DUTIES;
     INDEMNIFICATION.
     ---------------

     The Collateral Agent is a bailee for hire and shall hold the Collateral in accordance with customary standards for those engaged as custodians of commercial documents or other Collateral in similar capacities. Nothing contained herein or in the Credit Agreements shall be construed to make the Collateral Agent a trustee or other fiduciary for the Administrative Agent or any other Secured Party. Notwithstanding anything to the contrary contained herein:

     (a) The provisions of the Credit Agreements, this Agreement and the schedules, exhibits and attachments hereto set forth the exclusive duties of the Collateral Agent and no implied duties or obligations shall be read into this Agreement against the Collateral Agent. The Collateral Agent shall not be bound in any way by any agreement or contract other than this Agreement and the schedules, the exhibits and the attachments hereto and any other agreement to which it is a party. The Collateral Agent shall not be required to ascertain or inquire as to the performance or observance of any or the conditions or agreements to be performed or observed by any other party, except as specifically provided in this Agreement and the annexes, schedules, exhibits and attachments hereto. The Collateral Agent disclaims any responsibility for the validity or accuracy of the recitals to this Agreement and any representations and warranties contained herein, unless specifically identified as recitals, representations or warranties of the Collateral Agent.

     (b) Throughout the term of this Agreement, except as expressly set forth herein, the Collateral Agent shall have no responsibility for ascertaining the value, collectability, insurability, enforceability, effectiveness or suitability of any Collateral, the title of any party therein, the validity or adequacy of the security afforded thereby or the validity of this Agreement (except as to Collateral Agent's authority to enter into this Agreement and to perform its obligations hereunder).

     (c) The Collateral Agent shall not be under any duty to examine or pass upon the genuineness, validity, or legal sufficiency of any of the documents constituting part of any Collateral file, including, without limitation, whether any document purporting to be an assignment is in recordable form or whether any loan or document is in compliance with Regulation Z or other applicable law, and shall be entitled to assume that all documents constituting part of such files are genuine and valid and that they are what they purport to be and that any endorsements or assignments thereof are genuine and valid. The Collateral Agent may rely upon and shall be protected in acting in good faith upon any notice, resolution, request, consent, order, certificate, report, statement or other paper or document appearing on its face to be genuine and to have been signed or presented by the proper party or parties or by a person or persons authorized to act on behalf of the proper party or parties. The Collateral Agent shall not be liable for any action or omission to act as bailee, except for its own gross negligence or willful misconduct.

     (d) No provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if, in its judgment, it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.

     (e) The Collateral Agent is not responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Collateral Agent's compensation or for reimbursement of expenses.

     (f) The Grantor agrees to reimburse, indemnify and hold harmless the Collateral Agent and its directors, officers, employees, Affiliates and agents from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, reasonable attorneys' fees and disbursements and allocated costs of internal counsel) or disbursements of any kind or nature that may be imposed on, incurred by or asserted against the Collateral Agent and its directors, officers, employees, Affiliates and agents arising from or connected with the Collateral Agent's execution and performance of this Agreement, including, but not limited, to, the claims of any third parties, including any assignee. The foregoing shall apply regardless of whether such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements are in any way or to any extent caused, in whole or in part, by any negligent act or omission of any kind by the Collateral Agent; provided that the Grantor shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments' suits, costs, expenses or disbursements resulting from gross negligence or willful misconduct on the part of the Collateral Agent. This provision shall survive the termination of this Agreement.

     (g) The Collateral Agent shall have the power to employ such agents as it may deem necessary or appropriate in the performance of its duties and the exercise of its powers under this Agreement.

9.   FEES AND EXPENSES OF COLLATERAL AGENT.
     -------------------------------------

     The Collateral Agent shall notify the Grantor of all reasonable fees, expenses, and charges of the Collateral Agent arising out of the Collateral Agent's entering into this Agreement and performing its duties and obligations under this Agreement (including in connection with the enforcement of remedies hereunder and realization upon the Collateral), and (except as set forth in
Section 8(g) hereof) such fees, expenses and charges shall be paid promptly by the Grantor or, if already paid by the Collateral Agent, the Grantor shall reimburse the Collateral Agent promptly therefor. The Collateral Agent shall receive reasonable additional compensation from the Grantor for services rendered beyond those specifically enumerated in this Agreement; provided that the Collateral Agent shall, to the extent possible, provide reasonable advance notice to the Grantor of such services and its estimate of fees, expenses and charges in connection therewith. The Collateral Agent may employ, at the Grantor's expense, such legal counsel and other experts as it reasonably deems necessary in connection with entering into this Agreement and performing its duties and obligations under this Agreement. The Collateral Agent may rely upon and shall be protected if acting in good faith upon the advice of such legal counsel or experts.

10.  REMOVAL OR RESIGNATION OF COLLATERAL AGENT.
     ------------------------------------------

     Either Administrative Agent, upon the direction of the Lenders under the applicable Credit Agreement, may, at any time, remove and discharge the Collateral Agent from the performance of its duties under this Agreement, effective (a) immediately if such termination is for cause or (b) upon not less than thirty (30) days' prior written notice to the Collateral Agent and the Grantor if such termination is without cause. In addition, the Collateral Agent may, at any time, terminate its agreement to act as the Collateral Agent hereunder, effective upon sixty (60) days' prior written notice to the Grantor, the Administrative Agent and the Lenders. Upon the effective date of any such termination, the Collateral Agent shall promptly deliver the Collateral then held by it and any and all books and records (or copies thereof) relating thereto, to the Administrative Agent or to such other person or entity as the Administrative Agent may direct in writing, and shall cooperate with the Administrative Agent and any successor Collateral Agent in order to effect the orderly transfer of the Collateral and the rights and obligations of the Collateral Agent hereunder to any successor Collateral Agent. Upon resignation or removal of the Collateral Agent hereunder, the Administrative Agent and the Majority Lenders shall appoint a successor Collateral Agent; provided, however, that The First National Bank of Chicago may assign its rights and obligations under this Agreement as Collateral Agent to First Bank National Association at any time without the consent of any Person. The indemnification obligations of the Grantor with respect to the Collateral Agent (both as set forth herein and in the Credit Agreements) shall survive any termination of this Agreement, the Credit Agreements or any assignment by the Collateral Agent of its rights and obligations hereunder. If no successor Collateral Agent shall have been so appointed, and shall have accepted such appointment, before the end of the thirty (30) or sixty (60) day period referred to above, as the case may be, then the Administrative Agent (or, at the discretion of the Administrative Agent, an Affiliate of the Administrative Agent) shall succeed as Collateral Agent.

11.  THE COLLATERAL AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.
     ------------------------------------------------------

     (a) The Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which the Collateral Agent may deem necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives the Collateral Agent the power and right, on behalf of the Grantor, without notice to or assent by the Grantor to do the following:

          (i) at any time, (A) to execute on behalf of the Grantor as debtor and to file financing statements necessary or desirable in the Collateral Agent's sole discretion to perfect and to maintain the perfection and priority of the Collateral Agent's security interest in the Collateral, on behalf of the Secured Parties or (B) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Collateral as a financing statement in such offices as the Collateral Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Collateral Agent's security interest in the Collateral;

          (ii) after the occurrence of a Security Event, to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of the Grantor or in its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

          (iii) after the occurrence of a Security Event, to pay or discharge taxes, Liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

          (iv) after the occurrence of a Security Event, (A) to direct any party liable for any Collateral payment under any of the Collateral to make any and all Collateral payments due and to become due thereunder, directly to the Collateral Agent or as the Collateral Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time, in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage, trust or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents constituting or relating to the Collateral;
     (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceedings brought against the Grantor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; (G) to license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any patent or trademark constituting Collateral, throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (H) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and the Grantor's expense, at any time, or from time to time, all acts and things which the Collateral Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's and the other Secured Parties' Lien therein, in order to effect the intent of this Agreement, all as fully and effectively as the Grantor might do.

     (b) The Collateral Agent agrees that, except upon the occurrence and during the continuance of any Default or Unmatured Default, it will forbear from exercising the power of attorney or any rights granted to the Collateral Agent pursuant to this Section 11. The Grantor hereby ratifies, to the extent permitted by law, all that any said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 11, being coupled with an interest, shall be irrevocable until the Secured Obligations are indefeasibly paid in full.

     (c) The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent's and the other Secured Parties' interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agent shall be responsible to the Grantor for any act or failure to act, except for its own gross negligence or willful misconduct.

     (d) The Grantor also authorizes the Collateral Agent, at any time and from time to time upon the occurrence and during the continuance of a Default or Unmatured Default, (i) to communicate in its own name with any party to any contract, instrument, agreement or document constituting Collateral with regard to the assignment of the right, title and interest of the Grantor therein and thereunder and other matters relating thereto and (ii) to execute, in connection with the sale provided for in Section 12.3 hereof, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.


12.  DEFAULT.
     -------

     12.1. The occurrence of any one or more of the following events shall constitute a Default:

          (a) Any representation or warranty made or deemed made by or on behalf of the Grantor to the Collateral Agent or the Secured Parties under or in connection with this Agreement shall be false in any material respect as of the date on which made.


          (b) The breach by the Grantor of any of the terms or provisions of Sections 7.4, 7.7 or 7.8 hereof.

          (c) The breach by the Grantor (other than a breach which constitutes a Default under Section 12.1(a) or 12.1(b)hereof) of any of the terms or provisions of this Agreement which is not remedied within thirty (30) days after the giving of written notice by the Collateral Agent.

          (d) The occurrence of any "Default" under, and as defined in, either of the Credit Agreements.

          Notwithstanding the foregoing, in the event of any breach hereunder arising due to one or more Contracts ceasing to constitute Eligible Contracts, Grantor shall have a period of 5 business days after learning thereof to provide substitute Collateral in accordance with the provisions of Section 4.1 to cure such breach.

     12.2. ACCELERATION AND REMEDIES. If any Default described in Section 7.6 or
7.7 of the Credit Agreements occurs, the Secured Obligations shall immediately become due and payable without any election or action on the part of the Collateral Agent or any Lender. If any other Default occurs, the Secured Obligations may be declared to be due and payable in accordance with the Credit Agreements, whereupon the Secured Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Grantor hereby expressly waives.

     12.3. REMEDIES; OBTAINING THE COLLATERAL UPON DEFAULT. The Grantor agrees that, if any Default shall have occurred and be continuing, then and in every such case, the Collateral Agent may (and upon the direction of the Administrative Agent under either of the Credit Agreements (acting upon the direction of the Majority Lenders under the applicable Credit Agreement) shall):

          (a) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from the Grantor or any other Person who then has possession of any part thereof with or without notice or process of law (unless the same shall be required by applicable law), and for that purpose may enter in an orderly and lawful manner upon the Grantor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Grantor;

          (b) instruct the obligor or obligors on any contract, agreement, instrument or other obligation constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to the Collateral Agent, on behalf of the Secured Parties;

          (c) sell or otherwise liquidate, or direct the Grantor to sell or otherwise liquidate, any or all investments made in whole or in part with the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation;

          (d) with respect to Secured Obligations which are contingent and cannot be accelerated by their nature, require the Grantor to deposit cash or other acceptable collateral in an amount sufficient to cover principal, interest and fees which will have accrued by the maturity date on said Secured Obligations to be held as security for said Secured Obligations in the special collateral account referred to in Section 14.2 hereof; and

          (e) take possession of the Collateral or any part thereof, by directing the Grantor in writing to deliver the same to the Collateral Agent, on behalf of the Secured Parties, at any reasonable place or places designated by the Collateral Agent, in which event the Grantor shall at its own expense:

               (i) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent, on behalf of the Secured Parties;

               (ii) store and keep any Collateral so delivered to the Collateral Agent, on behalf of the Secured Parties, at such place or places pending further action by the Collateral Agent; and

               (iii) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition;

     it being understood that the Grantor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent, on behalf of the Secured Parties, shall be entitled to a decree requiring specific performance by the Grantor of said obligation.

     12.4.  DISPOSITION OF THE COLLATERAL.
            -----------------------------

          (a) Any Collateral repossessed by the Collateral Agent, on behalf of the Secured Parties, under or pursuant to Section 12.3 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, on behalf of the Secured Parties, upon the occurrence of a Default may be sold, leased or otherwise disposed of under one or more contracts or as an entirety and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms and for such prices as the Collateral Agent may determine to be commercially reasonable. Upon the occurrence and during the continuance of any Default, the Collateral Agent, on behalf of the Secured Parties, shall have the power to foreclose the Grantor's right of redemption in the Collateral by sale, lease or other disposition of the Collateral in accordance with the Uniform Commercial Code as enacted in each state where the Collateral is located. Any of the Collateral may be sold, leased or otherwise disposed of in the condition in which the same existed when taken by the Collateral Agent, on behalf of the Secured Parties, or after any overhaul or repair which the Collateral Agent shall determine to be commercially reasonable and the Collateral Agent shall be entitled to reimbursement for the payment of any costs or expenses of such overhaul or repair. Any such disposition which shall be a private sale or other private proceeding permitted by the requirements of applicable law shall be made after written notice to the Grantor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor. Any such disposition which shall be a public sale permitted by such requirements of applicable law shall be made after written notice to the Grantor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction. To the extent permitted by any such requirement of law, the Collateral Agent, on behalf of the Secured Parties, may itself bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this
     Section 12.4 without accountability to the Grantor. In the payment of the purchase price of the Collateral the purchaser shall be entitled to have credit on account of the purchase price thereof of amounts owing to such purchaser on account of any of the Secured Obligations held by such purchaser and any such purchaser may deliver notes, claims for interest, or claims for other payment with respect to such Secured Obligations in lieu of cash up to the amount which would, upon distribution of the net proceeds of such sale, be payable thereon. Such notes, if the amount payable hereunder shall be less than the amount due thereon, shall be returned to the holder thereof after being appropriately stamped to show partial payment. If, under mandatory requirements of applicable law, the Collateral Agent, on behalf of the Secured Parties, shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the Grantor as hereinabove specified, the Collateral Agent need give the Grantor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

          (b) No notification need be given to the Grantor if it has signed, after an Unmatured Default or Default, a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to it in this Agreement and in the Credit Agreements, the Collateral Agent, on behalf of the Secured Parties, shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the state in which the Collateral is located.

13.  WAIVERS, AMENDMENTS AND REMEDIES.
     --------------------------------

     (a) No delay or omission of the Collateral Agent, the Administrative Agent or any Lender to exercise any right or remedy granted under this Agreement shall impair such right or remedy or be construed to be a waiver of any Default or Unmatured Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Agreement whatsoever shall be valid unless in writing signed by the Collateral Agent and the Administrative Agent (with the consent of the Majority Lenders under each of the Credit Agreements) (if so required by the Credit

Agreements), and then only to the extent specifically set forth in such writing; provided, however, that any amendment purporting to release all or substantially all of the Collateral other than in accordance with Section 4.3 shall be valid only if consented to by each of the Lenders

     (b) The Grantor, the Collateral Agent and the Administrative Agent, at any time and from time to time, may enter into additional security documents or one or more agreements supplemental hereto for the purpose of subjecting additional property to liens in favor of the Collateral Agent for the benefit of the Secured Parties.

     (c) Notwithstanding the provisions of Section 13(a) hereof, and without the consent of any Person, the Collateral Agent (at the direction of the Administrative Agent) and the Grantor may, from time to time, enter into written agreements supplemental hereto or to the other Security Documents for the purpose of (w) modifying the obligations of or other provisions relating to the Collateral Agent hereunder in a manner which is not adverse to the interests of the Secured Parties, (x) making any ministerial or clarifying modification to this Agreement or any Security Documents, including, but not limited to, clarifying or correcting clerical or typographical errors in this Agreement or any Security Document; (y) releasing Collateral from the security interest of this Agreement pursuant to the terms of Section 4.3 hereof or (z) modifying the Exhibits and Schedules hereto, including without limitation changes to Exhibits 4(b) and 4(c) as to the items constituting Required Documents or Additional Required Documents.

     (d) All rights and remedies contained in this Agreement or by law afforded shall be cumulative and all shall be available to the Collateral Agent and the Secured Parties until the Secured Obligations have been paid in full.

14.  PROCEEDS; COLLECTION.
     --------------------

     14.1 COLLECTION. The Collateral Agent may at any time when a Default has occurred and is continuing in its sole discretion by giving the Grantor written notice, elect to require that payments with respect to the Collateral be paid directly to the Collateral Agent, on behalf of the Secured Parties. In such event, the Grantor shall, and shall permit the Collateral Agent to, promptly notify the account debtors or obligors under the Collateral of the Collateral Agent's and the Secured Parties' interest therein and direct such account debtors or obligors to make payment of all amounts then or thereafter due under the Collateral directly to the Collateral Agent. Upon receipt of any such notice from the Collateral Agent, the Grantor shall thereafter hold in trust for the Collateral Agent and the Secured Parties all amounts and proceeds received by it with respect to the Collateral and immediately and at all times thereafter deliver to the Collateral Agent, on behalf of the Secured Parties, all such amounts and proceeds in the same form as so received, whether by cash, check, draft or otherwise, with any necessary endorsements. The Collateral Agent shall hold and apply funds so received as provided by the terms of Sections 14.3 and
14.4 hereof.

     14.2. SPECIAL COLLATERAL ACCOUNT. The Collateral Agent may require all cash proceeds of the Collateral received by the Collateral Agent, on behalf of the Secured Parties, to be deposited in a special interest bearing cash collateral account with the Collateral Agent and held there as security for the Secured Obligations. Prior to a Default or Unmatured Default, the Grantor, upon advance written notice to the Collateral Agent, may direct investment of the collected balances said cash collateral account in cash and Cash Equivalents (as such term is defined in the Credit Agreements) reasonably acceptable to the Collateral Agent; provided, however, upon the occurrence and during the continuance of a Default or Unmatured Default, the Grantor shall have no control whatsoever over said cash collateral account or the investment thereof. The Collateral Agent shall from time to time, in its sole discretion, either deposit the collected balances in said cash collateral account into the Grantor's general operating account with the Collateral Agent or apply the collected balances in said cash collateral account to the payment of the Secured Obligations whether or not the Secured Obligations shall then be due.

     14.3. APPLICATION OF PROCEEDS. The proceeds of the Collateral paid to the Collateral Agent shall be applied by the Collateral Agent to payment of the Secured Obligations in the following order unless a court of competent jurisdiction shall otherwise direct:

          (a) FIRST, to payment of all reasonable costs and expenses of the Administrative Agent or the Collateral Agent incurred in connection with the collection and enforcement of the Secured Obligations or of the security interest granted to the Collateral Agent pursuant to this Agreement, including all costs and expenses of any sale pursuant to Sections 12.3 and 12.4 hereof, and of any judicial or private proceedings in which such sale may be made, and of all other expenses, liabilities and advances made or incurred by the Administrative Agent or the Collateral Agent and the agents and attorneys of each of them, together with interest at the Default Rate on such costs, expenses and liabilities and on all advances made by the Administrative Agent, the Collateral Agent or any Lender from the date any such cost, expense or liability is due, owing or unpaid or any such advance is made, in each case until paid in full;

          (b) SECOND, ratably to payment of that portion of the Secured Obligations constituting accrued and unpaid interest (including, if applicable, interest owing thereon at the Default Rate) and fees from the date due, owing or unpaid until paid in full;

          (c) THIRD, ratably to payment of the principal of the Secured Obligations, then due, owing or unpaid in respect of any Advances pursuant to the Credit Agreements or the Notes with interest on such unpaid principal at the Default Rate from and after the happening of any Default until paid in full;

          (d) FOURTH, ratably to payment of any other Secured Obligations due, owing or unpaid until paid in full including, without limitation, any Secured Obligations incurred pursuant to Section 16.3 hereof; and

          (e) FIFTH, the balance, if any, after all of the Secured Obligations have been satisfied, shall be remitted as required by law.

     14.4. REMEDIES CUMULATIVE. Each and every right, power and remedy hereby specifically given to the Collateral Agent, for the benefit of the Secured Parties, shall be in addition to every other right, power and remedy specifically given under this Agreement, the Credit Agreements or any other Loan Document now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise any of the others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Secured Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or an acquiescence therein. In the event that the Collateral Agent, the Administrative Agent or any Lender shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent, the Administrative Agent or such Lender may recover reasonable expenses, including attorneys' fees, which attorneys may be employees of the Collateral Agent, the Administrative Agent or such Lender, and the amounts thereof shall be included in such judgment.

     14.5. DISCONTINUANCE OF PROCEEDINGS. In case the Collateral Agent, the Administrative Agent or any Lender shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, the Administrative Agent or such Lender, then and in every such case the Grantor and the Collateral Agent or such Lender shall be restored to their respective former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Collateral Agent or such Lender shall continue as if no such proceeding had been instituted.

15.  INDEMNITY.
     ---------

     15.1.  INDEMNITY.

          (a) The Grantor agrees to indemnify the Collateral Agent and other Secured Parties and their respective successors, assigns, directors, employees, agents and servants (each an "Indemnitee") as provided by
     Section 9.7 of the Credit Agreements as if such Section 9.7 were fully set forth herein with the Collateral Agent being identified as being entitled to indemnification thereunder.


          (b) Without limiting the application of Section 15.1(a) hereof, the Grantor agrees to pay, or reimburse the Collateral Agent for any and all reasonable fees (including, without limitation, reasonable attorneys' fees, which attorneys may be employees of the Collateral Agent), costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's security interest in the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes (excluding income, franchise taxes or other taxes levied on gross earnings, profits or the like) or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral (except to the extent that the Grantor has already paid any such premiums in compliance with the Credit Agreements) and all other reasonable fees, costs and expenses in connection with preparing, executing, delivering or administering this Agreement and in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

          (c) Without limiting the application of Section 15.1(a) or (b) hereof, the Grantor agrees to pay, indemnify and hold each Indemnitee harmless from and against any losses, costs, damages and expenses which such Indemnitee may suffer, expend or incur as a consequence or growing out of any misrepresentation by the Grantor in this Agreement or the Credit Agreements or in any statement or writing contemplated by, made or delivered pursuant to or in connection with this Agreement or the Credit Agreements, except to the extent that any such loss arises out of the gross negligence or willful misconduct of such Indemnitee.

          (d) If and to the extent that the obligations of the Grantor under this Section are unenforceable for any reason, the Grantor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          (e) The obligations of the Grantor contained in this Section 15.1 shall survive the termination of this Agreement and the discharge of the Grantor's other obligations hereunder.

     15.2. INDEMNITY OBLIGATION SECURED BY COLLATERAL; SURVIVAL. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Collateral. The indemnity obligations of the Grantor contained in this Agreement shall continue in full force and effect notwithstanding the full payment of all amounts owing under the Credit Agreements and all of the other Secured Obligations and notwithstanding the discharge thereof and the termination of this Agreement.

     15.3. DISCRETIONARY ACTION. With respect to any discretionary action hereunder (including, in any exhibit or schedule hereto), the Collateral Agent shall be entitled to rely upon the direction of the Administrative Agent and shall have no liability to the Secured Parties in so acting.

16.  GENERAL PROVISIONS.
     ------------------

     16.1. NOTICE OF DISPOSITION OF COLLATERAL. The Grantor hereby agrees that any notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral shall be deemed reasonable if sent to the Grantor, addressed as set forth in Section 17 hereof, at least ten (10) days prior to any such public sale or the time after which any such private sale or other disposition may be made.

     16.2. COMPROMISES AND COLLECTION OF COLLATERAL. The Grantor, the Administrative Agent, the Collateral Agent and the Lenders recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Collateral, that certain of the Collateral may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed portion of the Collateral may exceed the amount that reasonably may be expected to be recovered with respect to any Collateral. In view of the foregoing, the Grantor agrees that the Collateral Agent, on behalf of the Secured Parties, may at any time and from time to time, if a Default has occurred and is continuing, compromise with the obligor on any portion of the Collateral, accept in full payment of any portion of the Collateral such amount as the Collateral Agent in its sole discretion shall determine or abandon any portion of the Collateral, and any such action by the Collateral Agent shall be commercially reasonable so long as the Collateral Agent acts in good faith based on information known to it at the time it takes any such action.

     16.3. SECURED PARTY PERFORMANCE OF GRANTOR OBLIGATIONS. Without having any obligation to do so, upon either (a) notice to the Grantor or (b) the occurrence of an Unmatured Default or a Default, the Collateral Agent may perform or pay any obligation which the Grantor has agreed to perform or pay in this Agreement and the Grantor shall reimburse the Collateral Agent for any amounts paid by the Collateral Agent pursuant to this Section 16.3. The Grantor's obligation to reimburse the Collateral Agent pursuant to the preceding sentence shall be an obligation payable on demand.

     16.4. SPECIFIC PERFORMANCE OF CERTAIN COVENANTS. The Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 12.3, 14 and 16.6 hereof will cause irreparable injury to the Collateral Agent and the Secured Parties and that the Collateral Agent and the Lenders have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Collateral Agent and the Secured Parties to seek and obtain specific performance of other obligations of the Grantor contained in this Agreement, that the covenants of the Grantor contained in the Sections referred to in this Section 16.4 shall be specifically enforceable against the Grantor.

     16.5. USE AND POSSESSION OF CERTAIN PREMISES. Upon the occurrence of a Default or

Unmatured Default, the Collateral Agent shall be entitled to occupy and use any premises owned or leased by the Grantor where records relating to the Collateral are located until the Secured Obligations are paid, without any obligation to pay the Grantor or any other Person for such use and occupancy.


     16.6. DISPOSITIONS NOT AUTHORIZED. The Grantor is not authorized to sell or otherwise dispose of the Collateral except as permitted by this Agreement and notwithstanding any course of dealing between the Grantor and the Collateral Agent or any Secured Party or other conduct of the Collateral Agent or any Secured Party , no authorization to sell or otherwise dispose of the Collateral (except as set forth in this Agreement or in the Credit Agreements) shall be binding upon the Collateral Agent or any Secured Party unless such authorization is in writing signed as required by Section 13 hereof.

     16.7. DEFINITION OF CERTAIN TERMS. Terms defined in the Illinois Uniform Commercial Code which are not otherwise defined in this Agreement are used in this Agreement as defined in the Illinois Uniform Commercial Code as in effect on the date hereof.

     16.8. BENEFIT OF AGREEMENT. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Grantor, the Administrative Agent, the Collateral Agent and the Lenders and each such Person's successors and assigns, except that the Grantor shall not have the right to assign its rights under this Agreement or any interest herein without the prior written consent of the Collateral Agent. The Collateral Agent may, subject to the provisions of Section 10, assign its rights and obligations hereunder. The First National Bank of Chicago may assign all of its rights and obligations as Collateral Agent hereunder to First Bank National Association at any time without the consent of any other Person.

     16.9. SURVIVAL OF REPRESENTATIONS. All representations and warranties of the Grantor contained in this Agreement shall survive the execution and delivery of this Agreement.

     16.10. TAXES AND EXPENSES. Any taxes (excluding income taxes, franchise taxes or other taxes levied on gross earnings, profits or the like) payable or ruled payable by any Federal or State authority in respect of this Agreement shall be paid by the Grantor, together with interest and penalties, if any. The Grantor shall reimburse the Collateral Agent for any and all reasonable out-of-pocket expenses and internal charges (including reasonable attorneys', auditors' and accountants' fees and reasonable time charges of attorneys, auditors and accountants who may be employees of the Collateral Agent or the Lenders) paid or incurred by the Collateral Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated, with any periodic or special audit of the Collateral). The Grantor shall reimburse the other Secured Parties for any and all reasonable out-of-pocket expenses and internal charges (including reasonable attorneys', auditors' and accountants' fees and reasonable time charges of attorneys, auditors and accountants who may be employees of the Collateral Agent or the Secured Parties) paid or incurred by any Secured Party in connection with the enforcement of this Agreement.

     16.11. HEADINGS. The title of and section headings in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Agreement.

     16.12. TERMINATION. This Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations or commitments therefor outstanding) until the payment in full of the Secured Obligations and the termination of the Credit Agreements in accordance with its terms and all commitments of the Lenders thereunder, at which time the security interests granted hereby shall terminate and any and all rights to the Collateral shall revert to the Grantor. Upon such termination, the Collateral Agent shall promptly return to the Grantor, at the Grantor's expense, such of the Collateral held by the Collateral Agent as shall not have been sold or otherwise applied pursuant to the terms hereof. The Collateral Agent will promptly execute and deliver to the Grantor such other documents as the Grantor shall reasonably request to evidence such termination.

     16.13. ENTIRE AGREEMENT. This Agreement, the Credit Agreements and the other Loan Documents embody the entire agreement and understanding among the Grantor, the Collateral Agent and the Secured Parties relating to the Collateral and supersede all prior written and oral agreements and understandings among the Grantor, the Collateral Agent and the Lenders relating to the subject matter hereof.

     16.14. CHOICE OF LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     16.15. DISTRIBUTION OF REPORTS. The Grantor authorizes the Collateral Agent and each Secured Party, as the Collateral Agent or such Secured Party may elect in its sole discretion, to discuss with and furnish to any other Person having an interest in the Secured Obligations (whether as a guarantor, pledgor of collateral, participant or otherwise) all financial statements, audit reports and other information pertaining to the Grantor or the Collateral whether such information was provided by the Grantor or prepared or obtained by the Collateral Agent or such Secured Party. Neither the Collateral Agent nor any Secured Party, nor any of such Person's employees, officers, directors or agents makes any representation or warranty regarding any audit reports or other analyses of the Grantor's condition which the Collateral Agent or such Secured Party may in its sole discretion prepare and elect to distribute, nor shall the Collateral Agent or any Secured Party, nor any such Person's employees, officers, directors or agents be liable to any person or entity receiving a copy of such reports or analyses for any inaccuracy or omission contained in or relating thereto.

17.  NOTICES.
     -------

     17.1 SENDING NOTICES. Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 13.1 of the Credit Agreements.

     17.2 CHANGE IN ADDRESS FOR NOTICES. Each of the Grantor and the Collateral Agent may change the address for service of notice upon it by a notice in writing to the other party hereto.

     IN WITNESS WHEREOF, the Grantor has executed this Agreement as of the date first above written.



                                       GREEN TREE FINANCIAL CORPORATION


                                       By:
                                          --------------------------------

                                       Title:
                                             -----------------------------



Accepted and Agreed to:
----------------------

THE FIRST NATIONAL BANK OF CHICAGO,
  as Collateral Agent


By:
   --------------------------------

Title:
      -----------------------------

                                  EXHIBIT 6.4
                                  -----------


Principal Place of Business and Mailing Address:





          Attention:
                     ---------------------------------

                                  EXHIBIT 4(a)
                             to Security Agreement

                            [letterhead of Grantor]

                         BORROWING BASE ADDITION REPORT

                                     [date]
[Administrative Agent]
[Address]

[Collateral Agent]
[Address]

Ladies and Gentlemen:

          Pursuant to the terms of the Credit Agreement [(364-day)][(3-year)] (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), dated as of April 29, 1997, among Green Tree Financial Corporation (the "Grantor"), The First National Bank of Chicago individually and as administrative agent (the "Administrative Agent") and the other financial institutions signatory thereto and the Security Agreement (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), dated as of February 6, 1998 between the Grantor and The First National Bank of Chicago as Collateral Agent (the "Collateral Agent"), we hereby add the Contracts listed on the Schedule A attached hereto to the Borrowing Base and agree, that if a Security Event occurs, such Contracts, unless otherwise released pursuant to the terms of the Security Agreement shall constitute "Collateral" as defined in the Security Agreement. The capitalized terms used herein by not defined shall have the respective meanings as set forth in the Credit Agreement or the Security Agreement.

The Grantor, with respect to each of the Contracts listed on the attached Schedule A hereby certifies that, (i) if the date is on or after the date of a Security Event, it has delivered to the Collateral Agent the Required Documents (or in the case of Wet Loans, it will deliver such Required Documents within 10 business days of origination (or acquisition from an unaffiliated Person)) of the related Contract, (ii) if the date is on or after the date of a Security Event, it has delivered, holds in its possession or is using diligent efforts to obtain possession of the Additional Required Documents and to deliver the Additional Required Documents to the Collateral Agent, (iii) each Contract constitutes an Eligible Contract as set forth in the Credit Agreement or if such Contract does not constitute an Eligible Contract, that the Borrowing Base (calculated as if the Collateral Value for such ineligible Contract is zero) is not less than the outstanding amount of Loans and other Secured Obligations then due and payable and (iv) each of the representations and warranties set forth in
Section 6 of the Security Agreement are true and correct as of such date.

         The Grantor hereby confirms that, if a Security Event occurs, the Contracts listed on the attached Schedule A, unless released pursuant to the terms of the Security Agreement, (1) shall be deemed to be "Collateral" as defined in the Security Agreement and (2) shall be pledged to the Collateral Agent under the Security Agreement for the benefit of the Secured Parties as security for the Secured Obligations. We acknowledge and agree that the inclusion of such Contracts in the Borrowing Base constitutes "new value" as that term is used in Section 9-304(4) of the UCC.

                              GREEN TREE FINANCIAL CORPORATION


                              By: __________________________________
                                  Name:
                                  Title:

                                 EXHIBIT 4(b)-1
                             to Security Agreement

                               REQUIRED DOCUMENTS
                          FOR LAND-AND-HOME CONTRACTS
                            SUBMITTED FOR INCLUSION
                             IN THE BORROWING BASE

1.   the original of the MH Contract;

2. the original Mortgage with evidence of recording thereon, or if the original Mortgage has not yet been returned from the recording office, a copy of the original Mortgage, which copy shall be replaced by the original Mortgage as soon as practicable after the original Mortgage is returned from the recording office;

3. any title document for the related Manufactured Home, or if such title document has not yet been issued, a copy of the title application;

4. the blanket assignment of the Mortgage, assigned in blank, which assignment shall be in form and substance acceptable for recording. In the event that the MH Contract was acquired by the Grantor in a merger, the assignment must be by "[Grantor], successor by merger to [name of predecessor]"; and in the event that the MH Contract was acquired or originated by the Grantor while doing business under another name, the assignment must be by "[Grantor], formerly known as [previous name]";

5. the assignment of the MH Contract from the originator (if other than the Grantor) to the Grantor;

6. if such MH Contract was originated by the Grantor, an endorsement of such MH Contract by the Grantor;

7.   any extension, modification or waiver agreement(s); and

8. other documentation (including information contained in electronic, microfilm or other medium) in the possession of the Grantor as the Collateral Agent or the Administrative Agent may reasonably deem appropriate.

                                 EXHIBIT 4(b)-2
                             to Security Agreement

                               REQUIRED DOCUMENTS
                 FOR MH CONTRACTS (NOT LAND-AND-HOME CONTRACTS)
                            SUBMITTED FOR INCLUSION
                             IN THE BORROWING BASE

1.   the original copy of the MH Contract;

2. either (a) the original title document for the Manufactured Home or a duplicate certified by the appropriate governmental authority which issued the original thereof or the application for such title document [unless the application for title was made less than 180 days earlier] or (b) if the laws of the jurisdiction in which the related Manufactured Home is located do not provide for the issuance of title documents for manufactured homes, other evidence of ownership of the Manufactured Home which is customarily relied upon in such jurisdiction as evidence of title to a Manufactured Home;

3. evidence of one or more of the following types of perfection of the security interest in the Manufactured Home granted by such MH Contract, as appropriate:

     (a) notation of such security interest on the title document [unless the application for title was made less than 180 days earlier];

     (b) a financing statement meeting the requirements of the UCC, with evidence of recording indicated thereon (if required to perfect a security interest in a Manufactured Home under the UCC); or

     (c) such other evidence of perfection of a security interest in manufactured homes as is customarily relied upon in the jurisdiction in which the Manufactured Home is located;

4. A blanket assignment of all other instruments and agreements securing the whole or any part of the MH Contracts (including but not limited to all guaranties, insurance assignments and stock pledges), assigned in blank, which assignment shall be in form and substance acceptable for recording or filing if recordation or filing is necessary for effecting or perfecting such assignment including without limitation, where a UCC-1 financing statement or similar filing, exists in favor of Grantor, a UCC-3 statement (or similar filing) assigning such financing statement to the Collateral Agent.;

5. the assignment of the MH Contract from the originator (if other than the Grantor) to the Grantor;

6.   any extension, modification or waiver agreement(s);

7. if required by the Collateral Agent, in its sole discretion, evidence of any insurance the Grantor or any Subsidiary may carry or may have applied for, or may require the obligor to carry or to apply for, with respect to the Manufactured Home;

8. other documentation (including information contained in electronic, microfilm or other medium) in the possession of the Grantor as the Collateral Agent or the Administrative Agent may reasonably deem appropriate.

                                 EXHIBIT 4(b)-3
                             to Security Agreement

                               REQUIRED DOCUMENTS
                        FOR CONSUMER PRODUCTS CONTRACTS
                            SUBMITTED FOR INCLUSION
                             IN THE BORROWING BASE

1. the original copy of the Consumer Products Contract, including the executed evidence of the obligation of the obligor;

2. either (a) the original title document for the related Consumer Product or a duplicate certified by the appropriate governmental authority which issued the original thereof or the application for such title document or
     (b) if the laws of the jurisdiction in which the related Consumer Product is located do not provide for the issuance of title documents for goods of the type including the Consumer Product, other evidence of ownership of the related Consumer Product, if any, which is customarily relied upon in such jurisdiction as evidence of title to such goods;

3. evidence of one or more of the following types of perfection of the security interest in the related Consumer Product granted by such Consumer Products Contract , as appropriate: (a) notation of such security interest on the title document;(b) a financing statement meeting the requirements of the UCC, with evidence of recording indicated thereon (if required to perfect a security interest in the related Consumer Product under the UCC);
     (c) in the case of a Consumer Products Contract secured by a security interest in an aircraft, evidence of filing with the Federal Aviation Administration Aircraft Registry; or (d) such other evidence of perfection of a security interest in goods of the type including the Consumer Product as is customarily relied upon in the jurisdiction in which the related Consumer Product is located;

4. A blanket assignment of all other instruments and agreements securing the whole or any part of the Floor Plan Receivables (including but not limited to all guaranties, insurance assignments and stock pledges), assigned in blank, which assignment shall be in form and substance acceptable for recording or filing if recordation or filing is necessary for effecting or perfecting such assignment including without limitation, where a UCC-1 financing statement or similar filing, exists in favor of Grantor, a UCC-3 statement (or similar filing) assigning such financing statement to the Collateral Agent.;

5. the assignment of the Consumer Products Contract from the originator (if other than the Grantor) to the Grantor;

6.   any extension, modification or waiver agreement(s);

7.   a credit application signed by the obligor, or a copy thereof;

8. if required by the Collateral Agent, in its sole discretion, evidence of any insurance the Grantor or any Subsidiary may carry or may have applied for, or may require the obligor to carry or to apply for, with respect to the Consumer Product;

9. other documentation (including information contained in electronic, microfilm or other medium) in the possession of the Grantor as the Collateral Agent or the Administrative Agent may reasonably deem appropriate.

                                 EXHIBIT 4(b)-4
                             to Security Agreement

                               REQUIRED DOCUMENTS
                           FOR HOME EQUITY CONTRACTS
                            SUBMITTED FOR INCLUSION
                             IN THE BORROWING BASE

1. the original contract and note relating to the Home Equity Contract, with the note endorsed by the Grantor in blank;

2. the original Mortgage with evidence of recording thereon, or if the original Mortgage has not yet been returned from the recording office, a copy of the original Mortgage, which copy shall be replaced by the original Mortgage as soon as practicable after the original Mortgage is returned from the recording office;

3. the blanket assignment of the Mortgage, assigned in blank, which assignment shall be in form and substance acceptable for recording. In the event that the Home Equity Contract was acquired by the Grantor in a merger, the assignment must be by "[Grantor], successor by merger to [name of predecessor]"; and in the event that the Home Equity Contract was acquired or originated by the Grantor while doing business under another name, the assignment must be by "[Grantor], formerly known as [previous name]";

4. if such Home Equity Contract was originated by a contractor or lender other than the Grantor, the original or a copy of an assignment of the Mortgage; and

5. other documentation (including information contained in electronic, microfilm or other medium) in the possession of the Grantor as the Collateral Agent or the Administrative Agent may reasonably deem appropriate.

                                 EXHIBIT 4(b)-5
                             to Security Agreement

                               REQUIRED DOCUMENTS
                         FOR HOME IMPROVEMENT CONTRACTS
                            SUBMITTED FOR INCLUSION
                             IN THE BORROWING BASE

1. the original contract and note relating to the Home Improvement Contract, with the note endorsed by the Grantor in blank;

2. if a Secured Home Improvement Contract, the original Mortgage with evidence of recording thereon, or if the original Mortgage has not yet been returned from the recording office, a copy of the original Mortgage, certified as true and complete by such recording office which copy shall be replaced by the original Mortgage as soon as practicable after the original Mortgage is returned from the recording office;

3. if a Secured Home Improvement Contract, the blanket assignment of the Mortgage, assigned in blank, which assignment shall be in form and substance acceptable for recording. In the event that the Home Equity Contract was acquired by the Grantor in a merger, the assignment must be by "[Grantor], successor by merger to [name of predecessor]"; and in the event that the Home Equity Contract was acquired or originated by the Grantor while doing business under another name, the assignment must be by "[Grantor], formerly known as [previous name]";

4. if a Secured Home Improvement Contract, and if originated by a contractor or a lender other than the Grantor, the original or a copy of the Mortgage; and

5. other documentation (including information contained in electronic, microfilm or other medium) in the possession of the Grantor as the Collateral Agent or the Administrative Agent may reasonably deem appropriate.

                                 EXHIBIT 4(b)-6
                             to Security Agreement

                               REQUIRED DOCUMENTS
                           FOR FLOOR PLAN RECEIVABLES
                            SUBMITTED FOR INCLUSION
                             IN THE BORROWING BASE

1.   a fully executed original of the Floor Plan Agreement ;

2. the documents evidencing or related to any insurance policy benefitting the Grantor and that the Grantor may require providing loss or physical damage, theft or similar coverage with respect to the Floor Plan Products;

3. evidence of perfection of the security interest of Grantor in the related Floor Plan Product financed by such Floor Plan Receivable, as appropriate:
     (a) notation of such security interest on the title document; (b) a financing statement meeting the requirements of the UCC, with evidence of recording indicated thereon (if required to perfect a security interest in the related Floor Plan Product under the UCC); (c) in the case of a Floor Plan Receivable secured by a security interest in an aircraft, evidence of filing with the Federal Aviation Administration Aircraft Registry; or (d) such other evidence of perfection of a security interest in goods of the type including the Floor Plan Product as is customarily relied upon in the jurisdiction in which the related Floor Plan Product is located;

4. A blanket assignment of all other instruments and agreements securing the whole or any part of the Floor Plan Receivables (including but not limited to all guaranties, insurance assignments and stock pledges), assigned in blank, which assignment shall be in form and substance acceptable for recording or filing if recordation or filing is necessary for effecting or perfecting such assignment including without limitation, where a UCC-1 financing statement or similar filing, exists in favor of Grantor, a UCC-3 statement (or similar filing) assigning such financing statement to the Collateral Agent.;

5.   any extension, modification and waiver agreement(s); and

6. other documentation (including information contained in electronic, microfilm or other medium) as the Collateral Agent or the Administrative Agent may reasonably deem appropriate.

                                 EXHIBIT 4(b)-8
                             to Security Agreement

                               REQUIRED DOCUMENTS
                          FOR ASSET BASED RECEIVABLES
                            SUBMITTED FOR INCLUSION
                             IN THE BORROWING BASE

A.   Originations
     ------------

1. the original loan and security documentation, and note relating to the Asset Based Receivable, with the note endorsed by the Grantor in blank;

2. if secured by an interest in real estate, the original Mortgage or other collateral assignment document with evidence of recording thereon, or if the original Mortgage or other collateral assignment has not yet been returned from the recording office, a copy of the original Mortgage or other collateral assignment, certified as true and complete by such recording office which copy shall be replaced by the original mortgage or collateral assignment as soon as practicable after the original Mortgage is returned from the recording office;

3. if secured by an interest in real estate, a blanket assignment of the Mortgage or other collateral assignment, assigned in blank, which assignment shall be in form and substance acceptable for recording;

4. such other documents, that the Grantor or a Subsidiary keeps on file in accordance with its customary procedures indicating that the Floor Plan Products are subject to a first priority perfected security interest in favor of the Grantor as secured party;

5. A blanket assignment of all other instruments and agreements securing the whole or any part of the Asset Based Receivables (including but not limited to all guaranties, insurance assignments and stock pledges), assigned in blank, which assignment shall be in form and substance acceptable for recording or filing if recordation or filing is necessary for effecting or perfecting such assignment including without limitation, where a UCC-1 financing statement or similar filing, exists in favor of Grantor, a UCC-3 statement (or similar filing) assigning such financing statement to the Collateral Agent.;

6.   any extension, modification or waiver agreement(s);

7. if required by the Administrative Agent or the Collateral Agent, in its sole discretion, evidence of any insurance the Grantor or any Subsidiary may carry or may have applied for, or may required the obligor to carry or apply for, with respect to the collateral described in the Mortgage, other collateral assignment or other instruments or agreements securing all or any part of the Asset Based Receivable; and

8. other documentation (including information contained in electronic, microfilm or other medium) in the possession of the Grantor as the Collateral Agent or the Administrative Agent may reasonably deem appropriate.

     [continued]

B.   Participations
     --------------

1. original participation agreement or certificate relating to the Asset Based Receivable; and

2. other documentation (including information contained in electronic, microfilm or other medium) in the possession of the Grantor as the Collateral Agent or the Administrative Agent may reasonably deem appropriate.

                                 EXHIBIT 4(b)-8
                             to Security Agreement

                               REQUIRED DOCUMENTS
                             FOR OTHER RECEIVABLES
                            SUBMITTED FOR INCLUSION
                             IN THE BORROWING BASE

1. documentation similar to that required under other parts of this Exhibit 4(b), to the extent applicable, and such other documentation (including information contained in electronic, microfilm or other medium) to be determined in the reasonable discretion of the Administrative Agent and the Collateral Agent and within customary terms for secured financings of such Collateral; provided that no such Collateral shall be included in the Borrowing Base until the Administrative Agent, the Collateral Agent and the Grantor have so agreed in writing whereupon such revised required documentation shall be deemed incorporated herein.

                                  EXHIBIT 4(c)
                             to Security Agreement

                         ADDITIONAL REQUIRED DOCUMENTS
                          FOR LAND-AND-HOME CONTRACTS,
                           HOME EQUITY CONTRACTS and
                       SECURED HOME IMPROVEMENT CONTRACTS
                            SUBMITTED FOR INCLUSION
                             IN THE BORROWING BASE

1.   the original Mortgage securing the Contract;

2. if required pursuant to the current underwriting standards of the Grantor, a copy of which has been provided to the Administrative Agent for its review and approval with respect to title insurance requirements, a copy of the title insurance policy (or a binding commitment of the title company therefor) covering at least the face amount of the Contract with the original policy of title insurance insuring the Mortgage as a first or second lien, as applicable, on the related Manufactured Home or other real property written by a title company and containing exceptions reasonably acceptable to the Collateral Agent;

3. if in the Grantor's possession, evidence of the applicable FHA commitment for insurance with respect to each FHA-insured Contract, or VA commitment for guaranty with respect to each VA-guaranteed Contract, and of the applicable commitment for private mortgage loan insurance with respect to each conventional Mortgage note having a loan-to-value ration in excess of 80%;

4. if required pursuant to the current underwriting standards of the Grantor, a copy of which has been provided to the Administrative Agent for its review and approval with respect to insurance requirements, evidence of fire and extended coverage insurance in an amount not less than the lower of the following: (a) the amount of the Contract and (b) 100% of the insurable value of the improvements with such insurance written by a company satisfactory to the Collateral Agent;

5. if required pursuant to the current underwriting standards of the Grantor, a copy of which has been provided to the Administrative Agent for its review and approval with respect to appraisal requirements, a copy of any appraisal of the related real estate;

6. other documentation (including information contained in electronic, microfilm or other medium) in the possession of the Grantor as the Collateral Agent or the Administrative Agent may reasonably deem appropriate.

                                  EXHIBIT 4.3
                             to Security Agreement

                        BORROWING BASE DELETION REQUEST

                                     [date]

[Administrative Agent]
[Address]

[Collateral Agent]
[Address]

Ladies and Gentlemen:

          Pursuant to the terms of the Credit Agreement [(364-day)][(3-year)] (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), dated as of April 29, 1997, among Green Tree Financial Corporation (the "Grantor"), The First National Bank of Chicago individually and as administrative agent (the "Administrative Agent") and the other financial institutions signatory thereto (the "Lenders") and the Security Agreement (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), dated as of February 6, 1998 between the Grantor and The First National Bank of Chicago as Collateral Agent (the "Collateral Agent"), we hereby request that the Administrative Agent and the Collateral Agent delete from the Borrowing Base the Contracts listed on the Schedule A attached hereto. The capitalized terms used herein but not defined shall have the respective meanings as set forth in the Credit Agreement or the Security Agreement.

          The Grantor hereby certifies that as of the date of the release of such Collateral, (1) no Default or Unmatured Default has occurred and is continuing, (2) upon the release of such Collateral the outstanding principal amount of Loans and other then due and owing Secured Obligations is (or will be due to a simultaneous prepayment) less than the Borrowing Base as set forth in the pro forma Borrowing Base Certificate attached hereto.


                              GREEN TREE FINANCIAL CORPORATION


                              By: __________________________________
                                  Name:
                                  Title:

                                  EXHIBIT 6.4
                             to Security Agreement



Principal Place of Business and Mailing Address:


          _________________________________

          _________________________________

          _________________________________

          Attention:  _____________________